UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number 811-03091

Name of Fund: BlackRock Series Fund, Inc.
      BlackRock Balanced Capital Portfolio
      BlackRock Fundamental Growth Portfolio
      BlackRock Global Allocation Portfolio
      BlackRock Government Income Portfolio
      BlackRock High Income Portfolio
      BlackRock Large Cap Core Portfolio
      BlackRock Money Market Portfolio
      BlackRock Total Return Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive
     Officer, BlackRock Series Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (800) 456-4587

Date of fiscal year end: 12/31/2008

Date of reporting period: 01/01/2008 - 06/30/2008

Item 1 - Report to Stockholders

================================================================================



BlackRock Series Fund, Inc.
---------------------------

o   BlackRock Balanced Capital Portfolio
o   BlackRock Fundamental Growth Portfolio
o   BlackRock Global Allocation Portfolio
o   BlackRock Government Income Portfolio
o   BlackRock High Income Portfolio
o   BlackRock Large Cap Core Portfolio
o   BlackRock Money Market Portfolio
o   BlackRock Total Return Portfolio







Semi-Annual Report (Unaudited)
June 30, 2008

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A Letter to Shareholders
================================================================================

Dear Shareholder

Throughout the past year, investors were overwhelmed by lingering credit and financial market troubles, surging oil prices and more recently, renewed inflation concerns. Healthy nonfinancial corporate profits and robust exporting activity remained among the few bright spots, helping the economy to grow at a modest, but still positive, pace.

The Federal Reserve Board (the "Fed") has been aggressive in its attempts to stoke economic growth and ease financial market instability. In addition to slashing the target federal funds rate 325 basis points (3.25%) between September 2007 and April 2008, the central bank introduced the new Term Securities Lending Facility, granted broker-dealers access to the discount window and used its own balance sheet to help negotiate the sale of Bear Stearns. As widely anticipated, the end of the period saw a pause in Fed action, as the central bank held the target rate steady at 2.0% amid rising inflationary pressures.

As the Fed's bold response to the financial crisis helped ease credit turmoil and investor anxiety, U.S. equity markets sank sharply over the last six months, notwithstanding a brief rally in the spring. International markets were not immune to the tumult, with most regions also registering declines.

Treasury securities also traded in a volatile fashion, but generally rallied (yields fell as prices correspondingly rose), with investors continuing to seek safety as part of a broader flight to quality. The yield on 10-year Treasury issues, which fell to 3.34% in March 2008, climbed up to the 4.20% range in mid-June as investors temporarily shifted out of Treasury issues in favor of riskier assets (such as stocks and other high-quality fixed income sectors), then reversed course and declined to 3.99% by period-end when credit fears re-emerged.

Tax-exempt issues eked out gains for the reporting period, but underperformed their taxable counterparts, as the group continued to be pressured by problems among municipal bond insurers and the breakdown in the market for auction rate securities.

The major benchmark indexes generated results that largely reflected heightened investor risk aversion:

Total Returns as of June 30, 2008
--------------------------------------------------------------------------------
                                                  6-month     12-month
--------------------------------------------------------------------------------
U.S. equities (S&P 500 Index)...............      (11.91)%      (13.12)%
Small cap U.S. equities
    (Russell 2000 Index)....................       (9.37)%      (16.19)%
International equities (MSCI Europe,
    Australasia, Far East Index)............      (10.96)%      (10.61)%
Fixed income (Lehman Brothers
    U.S. Aggregate Index)...................        1.13%         7.12%
Tax-exempt fixed income (Lehman
    Brothers Municipal Bond Index)..........        0.02%         3.23%
High yield bonds
Lehman Brothers U.S. Corporate
    High Yield 2% Issuer
    Capped Index............................       (1.08)%       (1.74)%
--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only.

You cannot invest directly in an index.

As you navigate today's volatile markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more up-to-date commentary on the economy and financial markets, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

/s/ Rob Kapito

Rob Kapito
President, BlackRock Advisors, LLC

                     THIS PAGE NOT PART OF YOUR FUND REPORT

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BlackRock Series Fund, Inc.
Portfolio Management Commentary
================================================================================
BlackRock Balanced Capital Portfolio
================================================================================

How did the Portfolio perform?

o For the six months ended June 30, 2008, the Portfolio had a total return of (7.20)%, while its benchmark indexes, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Index returned (11.91)% and 1.13%, respectively. Asset allocation proved unfavorable, as bonds underperformed the Lehman Brothers U.S. Aggregate Index while equities comfortably outpaced the S&P 500 Index for the semi-annual period.

What factors influenced performance?

o Within the equity portfolio, good stock selection in the energy sector contributed most to relative results, led by double-digit gains from Weatherford International Ltd., Devon Energy Corp. and Murphy Oil Corp. Good stock selection in the information technology (IT) sector also proved advantageous due to solid gains from Accenture Ltd. and Broadcom Corp. Additionally, our underweight and good stock selection in the healthcare sector aided returns, led by Wyeth and Baxter International, Inc. These areas of strength more than offset poor stock selection in the industrials and materials sectors.

o Within the fixed income portfolio, a substantial underweight in U.S. Treasury issues hampered results as the sector experienced a powerful rally early in the period. Likewise, an overweight to various high-quality spread sectors, including mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS), generally detracted from performance. The Portfolio's bias toward a steeper yield curve was advantageous.

Describe recent Portfolio activity.

o Within the equity portfolio, we increased our consumer exposure, initiating positions in Carnival Corp., Kohl's Corp. and J.C. Penney Co., Inc. Pessimism about the outlook for consumer spending has inflicted severe damage on this sector, affording us some attractive investment opportunities. We also increased our healthcare exposure given its non-cyclical characteristics and attractive valuation, adding to holdings in AmerisourceBergen Corp., and Schering-Plough Corp. and introducing Merck & Co. to the Portfolio.

o We reduced the Portfolio's IT exposure, trimming positions in International Business Machines Corp., Hewlett-Packard Co. and Yahoo! Inc. on recent relative strength and eliminating holdings in Applied Materials, Inc., Motorola, Inc. and Texas Instruments, Inc. We also reduced our cyclical exposure, eliminating positions in paper companies International Paper Co. and MeadWestvaco Corp.

o Within fixed income, we increased the Portfolio's duration to neutral versus the Lehman U.S. Aggregate Index. We maintained overweights in MBS and CMBS, although we did trim the size of the MBS position.

Describe Portfolio positioning at period-end.

o The Portfolio ended the semi-annual period invested 64.0% in equities, 34.4% in fixed income and 1.6% in cash and cash equivalents.

o While uncertainty over the pace of economic and corporate earnings growth is likely to persist through 2008 and credit conditions are likely to remain challenging, we view the associated decline in share prices opportunistically and will look to further increase our exposure to equities as opportunities present themselves. Bonds, meanwhile, look increasingly expensive as interest rates are low and inflation-adjusted yields are well below historical averages, limiting their return potential. As always, we will continue to take advantage of the Portfolio's flexibility as market conditions evolve.

================================================================================
BlackRock Fundamental Growth Portfolio
================================================================================

How did the Portfolio perform?

o The Portfolio underperformed the benchmark S&P 500 Citigroup Growth Index, but outperformed the broad-market S&P 500 Index for the six-month period, as the Portfolio returned (9.77)% compared to the returns of (8.07)% for the S&P 500 Citigroup Growth Index and (11.91)% for the S&P 500 Index.

What factors influenced performance?

o U.S. equity markets generally finished in negative territory for the first six months of 2008 as fears of economic recession, resulting primarily from the threat of inflation and record-high oil and gasoline prices, weighed heavily on stocks. Overall, shares of large-cap growth companies posted smaller losses than their large-cap value counterparts, with the S&P 500 Citigroup Growth Index returning (8.07)% versus the (16.04)% return of the S&P 500 Citigroup Value Index.

o The Portfolio's underweight allocation to the energy sector was the primary detractor from performance versus the S&P 500 Citigroup Growth Index. Adverse stock selection in the financials and consumer discretionary sectors also hampered results. On an individual-stock basis, the top detractors included Hologic, Inc, IntercontinentalExchange, Inc., General Electric Co., Aetna, Inc. and Google, Inc. Additionally, the absence of positions in ConocoPhillips, IBM Corp. and Merck & Co. Inc. hindered comparative performance.

o Conversely, strong stock selection in the energy and healthcare sectors contributed positively to performance. An overweight to the materials sector benefited relative returns as well. Top individual contributors to performance included Consol Energy, Inc., Celgene Corp., Flowserve Corp., Weatherford International Ltd. and MasterCard, Inc. The absence of positions in UnitedHealth Group, Inc. and American International Group, Inc. also proved advantageous.

Describe recent Portfolio activity.

o During the semi-annual period, we reduced the Portfolio's exposure to the materials sector and, to a lesser degree, the healthcare and consumer staples sectors. We increased the weightings in consumer discretionary and information technology.

Describe Portfolio positioning at period-end.

o Turbulent and uncertain conditions in the credit and financing markets worldwide continue to have a disruptive impact upon global equity prices. Accelerating energy, food and materials prices have further complicated the outlook with fears of growing inflationary pressures. While ample monetary and fiscal stimulus in the U.S. will likely avert a "technical" recession, we remain cautious in our near-term outlook as equity markets attempt to stabilize. Although this environment is likely to challenge broader market earnings growth, we believe it should continue to provide a relatively attractive backdrop for select larger-company growth stocks.

o At the end of the six-month period, the Portfolio had overweight positions in the information technology, materials, industrials, consumer discretionary and healthcare sectors, with the most noteworthy underweight in energy. Notably, a rebalance of the benchmark S&P 500 Citigroup Growth Index at year-end 2007 resulted in an increase in the Portfolio's modest energy underweight, as sector exposure was expanded to over 24% within the benchmark.

================================================================================
BlackRock Global Allocation Portfolio
================================================================================

How did the Portfolio perform?

o The Portfolio outperformed its Reference Portfolio and the all-equity benchmark for the six-month period, as the Portfolio returned (1.50)% compared to (4.99)% and (10.22)%, respectively, for the Reference Portfolio and FTSE World Index. The Portfolio invests in both equities and bonds; therefore, the Reference Portfolio provides a truer representation of the Portfolio's composition and a more comparable means for measurement. (See page 14 for a complete description of the Reference Portfolio.)

What factors influenced performance?

o The Portfolio's outperformance of its Reference Portfolio was largely attributable to its underweight and effective security selection in the U.S., along with a favorable overweight in Japan. Overweights and stock selection in Brazil and Canada also contributed to results.

o On a sector basis, an overweight and stock selection in energy, coupled with a favorable overweight in materials, enhanced relative returns. Additionally, the Portfolio's investments in U.S. Treasury Inflation Protected Securities (TIPS) benefited results, as a general flight to quality in the fixed income markets and a general concern over elevated levels of inflation caused U.S. TIPS to appreciate over the period.

o Detracting moderately from the Portfolio's relative performance was its overweight in India and its overweight and stock selection in the healthcare sector. An underweight and stock selection in the utilities sector also slightly hindered overall performance.

Describe recent Portfolio activity.

o During the six months, the Portfolio's overall equity allocation decreased modestly from 57.0% of net assets to 55.0% at period-end. The Fund increased its weightings in the U.S. and Latin America and decreased its allocation to Asia. From a sector perspective, the Portfolio's exposure to healthcare, information technology, materials, telecommunication services and energy increased, while exposure to financials, consumer discretionary, industrials and utilities was reduced.

o The Portfolio's allocation to fixed income increased from 34.0% of net assets to 40.0% as decreases in the U.S. were offset by increases in European and Asian bonds. The Portfolio's cash equivalent holdings decreased from 9.0% of net assets to 5.0% at period-end.

Describe Portfolio positioning at period-end.

o The Portfolio ended the period moderately underweight relative to its Reference Portfolio in equities (-4.7%). Within that allocation, the Portfolio maintained an overweight in Asia (+6.3%) and Latin America (+1.7%), while it held underweights in the U.S. (-8.3%) and Europe (-4.8%). The Portfolio was modestly underweight in fixed income (-0.3%) and, consequently, overweight in cash equivalents (+5.0%).

o On a sector basis, the Portfolio held overweights in materials (+3.0%), telecommunication services (+1.7%), healthcare (+1.4%), energy (+1.0%) and industrials (+0.9%), and was underweight in consumer discretionary (-3.8%), financials (-2.5%), information technology (-0.9%), consumer staples (-0.7%) and utilities (-0.7%).

o With respect to currency exposure, the Portfolio was underweight in the U.S. dollar (-4.6%), the euro (-7.1%) and the British Pound (-6.0%), and maintained overweights in the Swiss franc (+3.6%), the Brazilian real (+3.4%) and the Japanese yen (+2.8%). Additionally, the Portfolio had overweight positions in the Singapore dollar (+2.1%), the Malaysian ringgit (+1.3%), the Indian rupee (+0.9%) and the Korean won (+0.9%).

================================================================================
BlackRock Government Income Portfolio
================================================================================

How did the Portfolio perform?

o The Portfolio underperformed its benchmark, 50% Lehman Brothers Mortgage-Backed Securities Index and 50% Merrill Lynch 10 Year U.S. Treasury Securities for the semi-annual period, as the Portfolio returned 1.17% compared to the return of 1.99% for the 50% Lehman Brothers Mortgage-Backed Securities Index and 50% Merrill Lynch 10 Year U.S. Treasury Securities.

What factors influenced performance?

o Detracting from performance was the Portfolio's overall allocation to U.S. Treasury issues during the six months. In April and May, as U.S. Treasury securities staged a powerful rally, the Portfolio held a considerable underweight versus the benchmark, which hampered relative returns. In June, the Portfolio had a greater allocation to Treasury issues, which proved to be a detriment as well since the sector underperformed spread products for the month. Also negatively impacting performance was the Portfolio's overweight in high-quality spread sectors, including mortgage-backed securities (MBS), commercial mortgage-backed securities
      (CMBS) and asset-backed securities (ABS).

o In contrast, the Portfolio's bias toward a steeper yield curve benefited relative performance, as the short end of the yield curve (maturities of five years or less), in which it held an overweight, outperformed. Tactical duration positioning also was positive, as the Portfolio was short versus the benchmark when the sell-off in U.S. Treasury securities occurred toward the end of the period.

Describe recent Portfolio activity.

o The Portfolio began the semi-annual period with a neutral duration relative to the benchmark. Throughout the six months, we tactically adjusted duration positioning based on our assessment of interest rate direction.

o On the whole, we maintained an underweight in Treasury issues, as we found high-quality spread products to be more attractive following the significant widening of credit spreads in 2007. Accordingly, the Portfolio held overweights relative to the benchmark in MBS and CMBS. Toward the end of the period, however, we trimmed positions in MBS (though we still maintained an overweight), and added to the Portfolio's U.S. Treasury holdings.

Describe Portfolio positioning at period-end.

o The Portfolio ended the semi-annual period short duration relative to its benchmark, with a small yield curve steepening bias. The Portfolio increased its exposure to U.S. Treasury issues and maintained overweight positions in MBS and CMBS. We continue to focus on high-quality spread products to add incremental yield to the portfolio, while maintaining an high average quality rating (AAA).

================================================================================
BlackRock High Income Portfolio
================================================================================

How did the Portfolio perform?

o The Portfolio outperformed its benchmark, Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index for the semi-annual period with a return of (0.58)% compared to the Index's return of (1.08)%.

What factors influenced performance?

o The U.S. high yield market, as measured by the Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped Index, returned (1.08)% for the first six months of 2008. After posting losses in the first quarter, high yield securities rebounded sharply in April, recorded modest gains in May and then lost ground again in June, in tandem with the U.S. equity market decline. According to Moody's Investors Service, the default rate among high yield issuers stood at 2.14% as of the end of May, up from 1.06% at the end of 2007.

o The Portfolio's moderate exposure to bank loan securities--which are not represented in the benchmark--contributed to its relative outperformance for the semi-annual period. Security selection in independent energy producers and an underweight in the automotive sector also enhanced relative returns.

o Detracting from performance was the Portfolio's underweight allocation to BB-rated credits and overweight in CCC-rated issues. Although lower-credit-quality securities significantly outperformed higher-quality issues during the second half of the period, the Portfolio's underweight position in higher-quality credits had a negative effect on the relative return earlier in the period. Security selection in the electric utility sector also hampered performance.

Describe recent Portfolio activity.

o We made no major strategic changes to the Portfolio over the six months. We maintained the Portfolio's defensive positioning through a moderate allocation to bank loan securities. Late in the period, as risk premiums began to widen, we reduced the Portfolio's cash holdings and purchased select names in the BB-rated and B-rated credit tiers. Additionally, we increased the overweight in independent energy producers during the period.

o We remain cautious on the high yield market and the economy in general, and this is reflected in the Portfolio's relatively conservative positioning.

Describe Portfolio positioning at period-end.

o Relative to its benchmark, the Portfolio ended the semi-annual period underweight in BB-rated issues, slightly underweight in B-rated securities and modestly overweight in CCC-rated issues. On a sector basis, the Portfolio had overweight allocations to independent energy producers, metals and wireless telecommunications, while it held underweights in media-non-cable, home construction and healthcare. The Portfolio had an average credit rating of B+ and a yield of 10.21%.

o Although default rates on high yield securities have begun to rise, the overall risk is somewhat balanced by the decent fundamental condition of many high yield issuers. While we anticipate that market volatility will continue, we believe the Portfolio is well positioned to mitigate these risks and provide a competitive return.

================================================================================
BlackRock Large Cap Core Portfolio
================================================================================

How did the Portfolio perform?

o The Portfolio underperformed the benchmark Russell 1000 Index for the six-month period with a return of (11.75)% compared to the Index's return of (11.20)%.

What factors influenced performance?

o During the first half of the six-month period, the Portfolio was hurt by performance disappointments in healthcare. Additionally, in the energy sector, a greater emphasis on refiners versus asset-rich integrated oil and exploration production companies hampered results, as refiners had come under pressure during the six months. The largest individual detractors were UnitedHealth Group, Inc., WellPoint, Inc., Health Net, Inc., Humana, Inc. and Sunoco, Inc. An underweight in utilities also detracted from performance.

o Later in the period, we were able to shift our positioning in healthcare and energy, which aided returns. In healthcare, we benefited from a recovery in the managed care subsector, selling selected holdings on strength. We invested the proceeds in other healthcare industries where we saw high quality, good valuation and strong prospects for the future. In energy, we significantly trimmed our positions in refiners in favor of exploration and production companies.

o The Portfolio benefited from an overall underweight in the financials sector. Within our select holdings, a focus on insurance companies versus key national and regional banks and brokerage firms, which underperformed during the period, proved advantageous as well. In particular, lack of ownership of Citigroup and Wachovia Corp. enhanced returns.

o Stock selection in industrials (most notably electrical equipment and road & rail), along with an underweight in telecommunication services, also contributed positively. Among the top-performing holdings were The Mosaic Co., CSX Corp., ENSCO International Inc., Fluor Corp. and Occidental Petroleum Corp.

Describe recent Portfolio activity.

o During the period, we increased the Portfolio's exposure to energy, consumer staples and information technology. The largest purchases were Wal-Mart Stores, Inc., Johnson & Johnson, Intel Corp., Anadarko Petroleum Corp. and Best Buy Co., Inc.

o We reduced exposure to financials and healthcare. The largest sales included Cisco Systems, Inc., McDonald's Corp., Southern Copper Corp., Bristol-Myers Squibb Co. and E.I. Du Pont De Nemours & Co.

Describe Portfolio positioning at period-end.

o Relative to its benchmark, the Portfolio ended the six-month period overweight in information technology, energy, healthcare and materials, and underweight in financials, consumer staples, utilities and telecommunication services.

o Credit markets have seized and oil prices have surged, yet nonfinancial earnings have held up extremely well over the past six months. We believe the economy will narrowly escape a recession, but that U.S. economic growth will remain mired between 0% and 2% levels for some time. In our opinion, inflation is a problem in emerging economies, but less so in developed markets. Many industries are still well below their first quarter lows and appear oversold, and bearish sentiment is high--a level that often coincides with market bottoms. This suggests that markets will break mid-March lows, making the current drop a potential buying opportunity.

================================================================================
BlackRock Total Return Portfolio
================================================================================

How did the Portfolio perform?

o The Portfolio underperformed the benchmark Lehman Brothers U.S. Aggregate Index for the six-month period with a return of (0.62)% compared to the Index's return of 1.13%.

What factors influenced performance?

o There were two main detractors from the Portfolio's relative performance. First, the Portfolio was heavily underweight versus the benchmark in U.S. Treasury issues, which experienced a powerful rally in the first quarter. Additionally, the Portfolio's overweight in spread sectors such as mortgage-backed securities (MBS), commercial mortgage-backed securities
      (CMBS), high yield bonds, and, to a lesser extent, asset-backed securities
      (ABS), negatively affected performance as those sectors declined considerably over the six months.

o The Portfolio's curve steepening bias included a long duration position in the five-year and shorter sector of the yield curve, which benefited performance somewhat as the sector rallied. The Portfolio was underweight in Treasury securities, which was a positive performance factor in the second half of the period as Treasury rates moved higher. Although overweights in MBS and CMBS were detractors for the full six-month period, they aided performance in April and May when the market stabilized, albeit briefly, following the Fed-facilitated rescue of Bear Stearns by JPMorgan Chase.

Describe recent Portfolio activity.

o The active management of duration, curve exposure, sector and sub-sector allocations and security selection is central to BlackRock's style of fixed income management. The Portfolio began the period with a slightly short duration versus the benchmark. As rates began to move higher throughout April and May, we added duration, eventually becoming neutral versus the benchmark.

o Following the significant widening of 2007, we found valuations on high-quality spread product to be more attractive relative to Treasury issues. Accordingly, we chose to underweight the Portfolio's Treasury exposure, while overweighting MBS and CMBS. Toward the end of the period, however, we trimmed positions in MBS (though we still maintained an overweight).

Describe Portfolio positioning at period-end.

o The Portfolio ended the period neutral duration versus the benchmark, with a small yield curve steepening bias. The Portfolio's Treasury underweight remained, and we moderated MBS exposure to 30% higher than the benchmark. The Portfolio maintained a roughly 15% overweight in CMBS, and we reduced a modest corporate overweight to a 2.5% underweight. As we have maintained for some time, we do not believe agencies provided adequate compensation and the Portfolio remained significantly underweight in the sector. Our focus remains on high-quality spread product to add incremental yield, while maintaining the Portfolio's high average quality rating (AAA).


The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Performance Information
As of June 30, 2008
================================================================================

                                                                         6-Month           Average Annual Total Returns(1)
                                                    Standardized          Total     --------------------------------------------
                                                    30-Day Yield        Returns(1)       1 Year         5 Years       10 Years
--------------------------------------------------------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio                       --             (7.20)%        (7.68)%         7.11%         3.59%
--------------------------------------------------------------------------------------------------------------------------------
BlackRock Fundamental Growth Portfolio                     --             (9.77)          0.84           9.37          3.64
--------------------------------------------------------------------------------------------------------------------------------
BlackRock Global Allocation Portfolio                      --             (1.50)          7.30          15.10          7.88
--------------------------------------------------------------------------------------------------------------------------------
BlackRock Government Income Portfolio                    3.49%             1.17           6.79           3.34          5.18
--------------------------------------------------------------------------------------------------------------------------------
BlackRock High Income Portfolio                          9.03             (0.58)         (1.46)          6.77          3.71
--------------------------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio                         --            (11.75)        (10.24)         11.49          5.41
--------------------------------------------------------------------------------------------------------------------------------
BlackRock Total Return Portfolio                         4.81             (0.62)          3.83           3.04          4.81
--------------------------------------------------------------------------------------------------------------------------------

(1) Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

      Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment
================================================================================

BlackRock Balanced Capital Portfolio

[The following information was depicted as a line chart in the printed material]

                         BlackRock                               Lehman
                          Balanced                               Brothers
                          Capital           S&P 500(R)        U.S. Aggregate
        Date            Portfolio(1)         Index(2)            Index(3)
        ----            ------------         --------           ---------
        6/98               10,000             10,000             10,000
        6/99               10,728             12,276             10,315
        6/00               12,246             13,165             10,785
        6/01               10,757             11,213             11,997
        6/02               10,119              9,196             13,031
        6/03               10,094              9,219             14,387
        6/04               11,492             10,981             14,433
        6/05               12,149             11,675             15,414
        6/06               13,169             12,683             15,290
        6/07               15,412             15,294             16,226
        6/08               14,229             13,287             17,382

(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Balanced Capital Portfolio invests in U.S. and foreign equity and fixed income securities.

(2) This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a registered trademark of the McGraw-Hill Companies.

(3) This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

      Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment (Continued)
================================================================================

BlackRock Fundamental Growth Portfolio

[The following information was depicted as a line chart in the printed material]

                          BlackRock                         S&P 500
                         Fundamental                       Citigroup
                            Growth          S&P 500          Growth
             Date        Portfolio(1)       Index(2)        Index(3)
             ----        ------------       --------       ---------
             6/98           10,000           10,000          10,000
             6/99           12,844           12,276          12,963
             6/00           16,590           13,165          15,874
             6/01           12,242           11,213          11,227
             6/02            9,760            9,196           8,203
             6/03            9,140            9,219           8,496
             6/04           11,217           10,981           9,843
             6/05           11,640           11,675          10,008
             6/06           12,765           12,683          10,274
             6/07           14,185           15,294          12,264
             6/08           14,304           13,287          11,550

(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Fundamental Growth Portfolio invests in equity securities of U.S. companies of any size, but emphasizes equity securities of companies with the potential to achieve above-average earnings growth.

(2) This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

(3) This unmanaged index is designed to provide a comprehensive measure of large-cap U.S. equity "growth" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum.

      Past performance is not indicative of future results.


BlackRock Global Allocation Portfolio

[The following information was depicted as a line chart in the printed material]

                       BlackRock Global
                          Allocation        FTSE World      Reference
             Date        Portfolio(1)        Index(2)      Portfolio(3)
             ----        ------------        --------      ------------
             6/98            10,000           10,000          10,000
             6/99            10,368           11,234          11,636
             6/00            11,890           12,200          13,090
             6/01             9,937           11,027          10,696
             6/02             9,693           10,569           9,155
             6/03            10,572           11,125           9,011
             6/04            12,797           12,792          11,242
             6/05            14,358           13,901          12,584
             6/06            16,841           15,148          14,904
             6/07            19,900           17,551          18,706
             6/08            21,365           17,401          16,977

(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Global Allocation Portfolio invests in a portfolio of equity, debt and money market securities.

(2) This unmanaged market capitalization-weighted Index is comprised of nearly 2,000 equities from 24 countries in 12 regions, including the United States.

(3) This unmanaged Reference Portfolio is a weighted Index comprised of 36% of the unmanaged Standard & Poor's 500 Index, 24% of the FTSE World Index (Ex-U.S.) Equities, 24% of the Merrill Lynch Treasury Index GA05, and 16% of the Citigroup World Government Bond Index (Ex-U.S.).

      Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment (Continued)
================================================================================

BlackRock Government Income Portfolio

[The following information was depicted as a line chart in the printed material]

                         50% Lehman Brothers
                           Mortgage-Backed
           BlackRock      Securities Index &    Lehman Brothers  Merrill Lynch
           Government     50% Merrill Lynch     Mortgage-Backed   10-Year U.S.
             Income      10-Year U.S. Treasury     Securities       Treasury
   Date   Portfolio(1)      Securities(2)           Index(2)       Securities(2)
   ----   ------------   --------------------   ---------------  -------------
   6/98      10,000             10,000               10,000          10,000
   6/99      10,364             10,273               10,401          10,135
   6/00      10,844             10,710               10,924          10,484
   6/01      11,943             11,762               12,157          11,360
   6/02      12,925             12,800               13,249          12,338
   6/03      14,055             14,163               14,006          14,264
   6/04      14,005             14,070               14,318          13,751
   6/05      14,983             15,175               15,197          15,066
   6/06      14,930             14,761               15,257          14,194
   6/07      15,512             15,601               16,233          14,901
   6/08      16,565             17,184               17,504          16,757

(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Government Income Portfolio invests at least 80% of its net assets in bonds and other debt securities that are issued or guaranteed by the U.S. government or U.S. government agencies or government-sponsored enterprises.

(2) The Portfolio compares its performance to that of a customized weighted index comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year U.S. Treasury Index (50%). The Lehman Brothers Mortgage-Backed Securities Index is a widely recognized unmanaged index that includes the mortgage-backed pass through securities of the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation that meet certain maturity and liquidity criteria. The Merrill Lynch 10-Year U.S. Treasury Index is a widely recognized unmanaged one security index that consists of the current "on-the-run" 10-Year Treasury issue. Performance of the index does not reflect the deduction of fees, expenses or taxes.

      Past performance is not indicative of future results.


BlackRock High Income Portfolio

[The following information was depicted as a line chart in the printed material]

                                               Lehman Brothers
                                                U.S. Corporate
                                BlackRock         High Yield
                               High Income        2% Issuer
                   Date        Portfolio(1)    Capped Index(2)
                   ----        ------------    ---------------
                   6/98           10,000           10,000
                   6/99            9,487            9,962
                   6/00            9,675            9,861
                   6/01            9,494            9,790
                   6/02            8,945            9,584
                   6/03           10,377           11,709
                   6/04           11,584           12,916
                   6/05           12,572           14,293
                   6/06           13,287           14,917
                   6/07           14,608           16,590
                   6/08           14,395           16,301

(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock High Income Portfolio invests under normal circumstances at least 80% of its net assets in fixed income securities with lower credit, which means credit quality equivalent to or below the fourth highest rating level of recognized rating agencies.

(2) This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index. Performance of the index does not reflect the deduction of fees, expenses or taxes.

      Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Total Investment Return Based on a $10,000 Investment (Concluded)
================================================================================

BlackRock Large Cap Core Portfolio

[The following information was depicted as a line chart in the printed material]

                                   BlackRock          Russell
                                   Large Cap          1000(R)
                    Date        Core Portfolio(1)     Index(2)
                    ----        --------------        --------
                    6/98            10,000             10,000
                    6/99            11,413             12,193
                    6/00            13,659             13,320
                    6/01            11,205             11,328
                    6/02            10,125              9,302
                    6/03             9,834              9,391
                    6/04            12,202             11,220
                    6/05            14,131             12,110
                    6/06            15,873             13,209
                    6/07            18,873             15,908
                    6/08            16,941             13,942

(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Large Cap Core Portfolio generally invests at least 80% of its net assets in a diversified portfolio of equity securities, primarily common stocks, of large cap companies included at the time of purchase in the Russell 1000 Index.

(2) This unmanaged Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Portfolio is managed to this broad-based Index, which provides for a better comparison relative to the S&P 500 Index. Russell 1000 is a registered trademark of the Frank Russell Company.

      Past performance is not indicative of future results.


BlackRock Total Return Portfolio

[The following information was depicted as a line chart in the printed material]

                                   BlackRock         Lehman Brothers
                                  Total Return        U.S. Aggregate
                    Date          Portfolio(1)           Index(2)
                    ----          ------------       ---------------
                    6/98             10,000               10,000
                    6/99             10,315               10,138
                    6/00             10,785               10,373
                    6/01             11,997               11,493
                    6/02             13,031               12,456
                    6/03             14,387               13,772
                    6/04             14,433               13,871
                    6/05             15,414               14,793
                    6/06             15,290               14,661
                    6/07             16,226               15,408
                    6/08             17,382               15,997

(1) Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. BlackRock Total Return Portfolio normally invests at least 80% of its net assets in fixed income securities of any kind.

(2) This unmanaged market-weighted Index is comprised of U.S. Government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

      Past performance is not indicative of future results.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Disclosure of Expenses
================================================================================

Shareholders of each Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees and other Portfolio expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on January 1, 2008 and held through June 30, 2008) is intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders' can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The table also provides information about hypothetical account values and hypothetical expenses based on each Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

====================================================================================================================================
                                                                                                        Expenses Paid
                                                                        Beginning        Ending     During the Period(1) Annualized
                                                                      Account Value   Account Value  January 1, 2008 to    Expense
Actual                                                               January 1, 2008  June 30, 2008     June 30, 2008       Ratio
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio (excluding interest expense)         $1,000        $  928.00           $1.97           0.41%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio (including interest expense)         $1,000        $  928.00           $2.30           0.48%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Fundamental Growth Portfolio                                    $1,000        $  902.30           $2.08           0.44%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Global Allocation Portfolio                                     $1,000        $  985.00           $2.71           0.55%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Government Income Portfolio                                     $1,000        $1,011.70           $2.39           0.48%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock High Income Portfolio                                           $1,000        $  994.20           $2.47           0.50%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio                                        $1,000        $  882.50           $2.01           0.43%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Money Market Portfolio                                          $1,000        $1,015.70           $2.04           0.41%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Total Return Portfolio (excluding interest expense)             $1,000        $  993.80           $2.47           0.50%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Total Return Portfolio (including interest expense)             $1,000        $  993.80           $2.56           0.52%
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
Hypothetical (5% annual return before expenses)(2)
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio (excluding interest expense)         $1,000        $1,022.86           $2.06           0.41%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio (including interest expense)         $1,000        $1,022.51           $2.41           0.48%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Fundamental Growth Portfolio                                    $1,000        $1,022.71           $2.21           0.44%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Global Allocation Portfolio                                     $1,000        $1,022.17           $2.77           0.55%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Government Income Portfolio                                     $1,000        $1,022.33           $2.40           0.48%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock High Income Portfolio                                           $1,000        $1,022.23           $2.50           0.50%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio                                        $1,000        $1,022.76           $2.16           0.43%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Money Market Portfolio                                          $1,000        $1,022.67           $2.05           0.41%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Total Return Portfolio (excluding interest expense)             $1,000        $1,022.23           $2.50           0.50%
------------------------------------------------------------------------------------------------------------------------------------
BlackRock Total Return Portfolio (including interest expense)             $1,000        $1,022.13           $2.60           0.52%
------------------------------------------------------------------------------------------------------------------------------------

(1) Expenses for each Portfolio are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 for BlackRock Balanced Capital Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio and BlackRock Large Cap Core Portfolio, and 181/366 for BlackRock Government Income Portfolio, BlackRock High Income Portfolio, BlackRock Money Market Portfolio and BlackRock Total Return Portfolio (to reflect the one-half year period shown).

(2) Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 366.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Portfolio Information as of June 30, 2008
================================================================================

                                                                      Percent of
                                                                      Long-Term
Asset Mix for BlackRock Balanced Capital Portfolio                   Investments
--------------------------------------------------------------------------------
Common Stocks ..........................................................  57%
U.S. Government Agency Mortgage-Backed Securities ......................  19
Non-U.S. Government Agency Mortgage-Backed Securities ..................  10
Corporate Bonds ........................................................   6
Asset-Backed Securities ................................................   4
U.S. Government & Agency Obligations ...................................   2
U.S. Government Agency Mortgage-Backed Obligations --
  Collateralized Mortgage ..............................................   1
Foreign Government Obligations .........................................   1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                     Percent of
                                                                      Long-Term
Sector Representation for BlackRock Fundamental Growth Portfolio     Investments
--------------------------------------------------------------------------------
Information Technology .................................................  28%
Health Care ............................................................  17
Consumer Staples .......................................................  12
Industrials ............................................................  11
Consumer Discretionary .................................................   9
Energy .................................................................   9
Financials .............................................................   7
Materials ..............................................................   6
Telecommunication Services .............................................   1
--------------------------------------------------------------------------------

For Portfolio compliance purposes, the Portfolio's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
                                                                    Reference
Asset Allocation for                                   Percent of   Portfolio(3)
BlackRock Global Allocation Portfolio                  Net Assets   Percentages
--------------------------------------------------------------------------------
U.S. Equities ........................................   27.6%(1)      36.0%
European Equities ....................................    8.2(1)       13.0
Pacific Basin Equities ...............................   14.0(1)        7.7
Other Equities .......................................    5.5           3.3
Total Equities .......................................   55.3          60.0
U.S. Dollar Denominated Fixed Income Securities ......   24.3          24.0
  U.S. Issuer ........................................   23.0            --
  Non-U.S. Issuer ....................................    1.0            --
Non-U.S. Dollar Denominated Fixed Income Securities ..   15.4          16.0
Total Fixed Income Securities ........................   39.7          40.0
Cash & Cash Equivalents ..............................    5.0(2)         --
--------------------------------------------------------------------------------
(1)   Includes value of financial futures contracts.
(2) Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.
(3) The unmanaged Reference Portfolio is an unmanaged weighted index comprised as follows: 36% Standard & Poor's 500 Index; 24% FTSE World Index (Ex-U.S.); 24% Merrill Lynch Treasury Index GA05; 16% Citigroup Non-USD World Government Bond Index.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Portfolio Information as of June 30, 2008 (Continued)
================================================================================

                                                                     Percent of
                                                                      Long-Term
Asset Mix for BlackRock Government Income Portfolio                  Investments
--------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities ......................  62%
U.S. Government Obligations ............................................  27
Non-U.S. Government Agency Mortgage-Backed Securities ..................   7
U.S. Government Agency Mortgage-Backed Securities --
  Collateralized Mortgage Obligations ..................................   4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Quality Ratings by S&P/Moody's Ratings(1) of Corporate               Percent of
Bonds and Capital Trusts for BlackRock High Income Portfolio         Investments
--------------------------------------------------------------------------------
A/A ....................................................................   1%
BBB/Baa ................................................................   6
BB/Ba ..................................................................  32
B/B ....................................................................  49
CCC/Caa ................................................................  10
NR (Not Rated) .........................................................   2
--------------------------------------------------------------------------------
(1) Using the higher of Standard & Poor's or Moody's Investors Service ratings.

--------------------------------------------------------------------------------
                                                                     Percent of
                                                                      Long-Term
Sector Representation for BlackRock Large Cap Core Portfolio         Investments
--------------------------------------------------------------------------------
Information Technology .................................................  26%
Energy .................................................................  23
Health Care ............................................................  15
Industrials ............................................................  12
Consumer Discretionary .................................................   9
Materials ..............................................................   6
Consumer Staples .......................................................   4
Financials .............................................................   4
Telecommunication Services .............................................   1
--------------------------------------------------------------------------------

For Portfolio compliance purposes, the Portfolio's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Portfolio Information as of June 30, 2008 (Concluded)
================================================================================

Portfolio Composition(1) for                                As of       As of
BlackRock Money Market Portfolio                            6/30/08    12/31/07
--------------------------------------------------------------------------------
Certificates of Deposit .................................      8%         9%
Certificates of Deposit -- Yankee .......................     24         22
Commercial Paper ........................................     51         54
Corporate Notes .........................................      7          7
Funding Agreements ......................................      3          3
Repurchase Agreements ...................................      2          5
U.S. Government, Agency and Instrumentality
  Obligations -- Non-Discount ...........................      5         --
--------------------------------------------------------------------------------
(1)   As a percent of net assets.

--------------------------------------------------------------------------------
                                                                         As of
BlackRock Money Market Portfolio                                        6/30/08
--------------------------------------------------------------------------------
Current Seven-Day Yield ...............................................  2.42%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                     Percent of
                                                                      Long-Term
Asset Mix for BlackRock Total Return Portfolio                       Investments
--------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities ...................    41%
Non-U.S. Government Agency Mortgage-Backed Securities ...............    25
Corporate Bonds .....................................................    15
Asset-Backed Securities .............................................    11
U.S. Government Agency Mortgage-Backed Obligations --
  Collateralized Mortgage ...........................................     4
U.S. Government Obligations .........................................     3
Preferred Securities ................................................     1
--------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Balanced Capital Portfolio
     Schedule of Investments June 30, 2008 (Unaudited)          (Percentages shown are based on Net Assets)
     ======================================================================================================

     Common Stocks                                                           Shares               Value
     ------------------------------------------------------------------------------------------------------
     Aerospace & Defense--2.0%
     Honeywell International, Inc..........................                 140,000           $  7,039,200
     United Technologies Corp..............................                 110,000              6,787,000
                                                                                              -------------
                                                                                                13,826,200
     ------------------------------------------------------------------------------------------------------
     Air Freight & Logistics--1.1%
     FedEx Corp............................................                  35,000              2,757,650
     United Parcel Service, Inc. Class B...................                  85,000              5,224,950
                                                                                              -------------
                                                                                                 7,982,600
     ------------------------------------------------------------------------------------------------------
     Automobiles--0.7%
     Harley-Davidson, Inc..................................                 145,000              5,257,700
     ------------------------------------------------------------------------------------------------------
     Beverages--1.4%
     Anheuser-Busch Cos., Inc..............................                 110,000              6,833,200
     Dr. Pepper Snapple Group, Inc. (a)....................                 150,000              3,147,000
                                                                                              -------------
                                                                                                 9,980,200
     ------------------------------------------------------------------------------------------------------
     Building Products--0.4%
     Masco Corp............................................                 160,000              2,516,800
     ------------------------------------------------------------------------------------------------------
     Capital Markets--3.8%
     The Bank of New York Mellon Corp......................                 250,000              9,457,500
     Invesco Ltd. (b)......................................                 280,000              6,714,400
     Legg Mason, Inc.......................................                  90,000              3,921,300
     Morgan Stanley........................................                 180,000              6,492,600
                                                                                              -------------
                                                                                                26,585,800
     ------------------------------------------------------------------------------------------------------
     Chemicals--2.2%
     The Dow Chemical Co...................................                 185,000              6,458,350
     E.I. du Pont de Nemours & Co..........................                 215,000              9,221,350
                                                                                              -------------
                                                                                                15,679,700
     ------------------------------------------------------------------------------------------------------
     Communications Equipment--1.8%
     Cisco Systems, Inc. (a)...............................                 450,000             10,467,000
     Juniper Networks, Inc. (a)............................                  90,000              1,996,200
     Nortel Networks Corp. (a).............................                     177                  1,455
                                                                                              -------------
                                                                                                12,464,655
     ------------------------------------------------------------------------------------------------------
     Computers & Peripherals--2.8%
     Hewlett-Packard Co....................................                 170,000              7,515,700
     International Business Machines Corp..................                  90,000             10,667,700
     Sun Microsystems, Inc. (a)............................                 165,000              1,795,200
                                                                                              -------------
                                                                                                19,978,600
     ------------------------------------------------------------------------------------------------------
     Consumer Finance--0.3%
     Discover Financial Services, Inc......................                 170,000              2,238,900
     ------------------------------------------------------------------------------------------------------
     Diversified Financial Services--1.4%
     Citigroup, Inc........................................                  70,000              1,173,200
     JPMorgan Chase & Co...................................                 260,000              8,920,600
                                                                                              -------------
                                                                                                10,093,800
     ------------------------------------------------------------------------------------------------------
     Diversified Telecommunication Services--2.3%
     AT&T Inc..............................................                 215,000              7,243,350
     Verizon Communications, Inc...........................                 260,000              9,204,000
                                                                                              -------------
                                                                                                16,447,350
     ------------------------------------------------------------------------------------------------------
     Electronic Equipment & Instruments--0.5%
     Tyco Electronics Ltd..................................                  90,000              3,223,800
     ------------------------------------------------------------------------------------------------------
     Energy Equipment & Services--3.6%
     Schlumberger Ltd......................................                  70,000              7,520,100
     Transocean, Inc.......................................                  35,000              5,333,650
     Weatherford International Ltd. (a)....................                 250,000             12,397,500
                                                                                              -------------
                                                                                                25,251,250
     ------------------------------------------------------------------------------------------------------
     Food & Staples Retailing--0.7%
     Wal-Mart Stores, Inc..................................                  90,000              5,058,000
     ------------------------------------------------------------------------------------------------------
     Food Products--4.5%
     Cadbury Plc (b).......................................                 130,000              6,541,600
     General Mills, Inc....................................                  90,000              5,469,300
     Nestle SA Registered Shares...........................                 230,000             10,364,875
     Unilever NV (b).......................................                 325,000              9,230,000
                                                                                              -------------
                                                                                                31,605,775
     ------------------------------------------------------------------------------------------------------
     Health Care Equipment & Supplies--0.7%
     Baxter International, Inc.............................                  75,000              4,795,500
     ------------------------------------------------------------------------------------------------------
     Health Care Providers & Services--1.0%
     AmerisourceBergen Corp................................                 170,000              6,798,300
     ------------------------------------------------------------------------------------------------------
     Hotels, Restaurants & Leisure--2.6%
     Carnival Corp.........................................                 240,000              7,910,400
     McDonald's Corp.......................................                 185,000             10,400,700
                                                                                              -------------
                                                                                                18,311,100
     ------------------------------------------------------------------------------------------------------
     Household Durables--0.9%
     Sony Corp. (b)........................................                 150,000              6,561,000
     ------------------------------------------------------------------------------------------------------
     Household Products--1.5%
     Kimberly-Clark Corp...................................                 180,000             10,760,400
     ------------------------------------------------------------------------------------------------------
     IT Services--1.2%
     Accenture Ltd. Class A................................                 215,000              8,754,800
     ------------------------------------------------------------------------------------------------------
     Industrial Conglomerates--3.5%
     3M Co.................................................                 105,000              7,306,950
     General Electric Co...................................                 320,000              8,540,800
     Textron, Inc..........................................                 185,000              8,867,050
                                                                                              -------------
                                                                                                24,714,800
     ------------------------------------------------------------------------------------------------------
     Insurance--3.9%
     ACE Ltd...............................................                 170,000              9,365,300
     American International Group, Inc.....................                 205,000              5,424,300
     Prudential Financial, Inc.............................                 125,000              7,467,500
     RenaissanceRe Holdings Ltd............................                 125,000              5,583,750
                                                                                              -------------
                                                                                                27,840,850
     ------------------------------------------------------------------------------------------------------
     Internet Software & Services--0.5%
     Yahoo! Inc. (a).......................................                 185,000              3,822,100
     ------------------------------------------------------------------------------------------------------
     Machinery--1.2%
     Dover Corp............................................                 180,000              8,706,600
     ------------------------------------------------------------------------------------------------------
     Media--1.4%
     CBS Corp. Class B.....................................                 300,000              5,847,000
     Comcast Corp. Special Class A.........................                  75,000              1,407,000
     Walt Disney Co........................................                  90,000              2,808,000
                                                                                              -------------
                                                                                                10,062,000
     ------------------------------------------------------------------------------------------------------
     Metals & Mining--0.8%
     Alcoa, Inc............................................                 150,000              5,343,000
     ------------------------------------------------------------------------------------------------------
     Multiline Retail--0.9%
     J.C. Penney Co., Inc..................................                  95,000              3,447,550
     Kohl's Corp. (a)......................................                  70,000              2,802,800
                                                                                              -------------
                                                                                                 6,250,350
     ------------------------------------------------------------------------------------------------------
     Oil, Gas & Consumable Fuels--5.1%
     Devon Energy Corp.....................................                  95,000             11,415,200
     EnCana Corp...........................................                  35,000              3,182,550
     Exxon Mobil Corp......................................                  75,000              6,609,750
     Murphy Oil Corp.......................................                 120,000             11,766,000
     Petroleo Brasileiro SA (b)............................                  45,000              3,187,350
                                                                                              -------------
                                                                                                36,160,850
     ------------------------------------------------------------------------------------------------------
     Pharmaceuticals--3.9%
     Bristol-Myers Squibb Co...............................                 355,000              7,288,150
     Merck & Co., Inc......................................                 110,000              4,145,900
     Schering-Plough Corp..................................                 300,000              5,907,000
     Wyeth.................................................                 215,000             10,311,400
                                                                                              -------------
                                                                                                27,652,450
     ------------------------------------------------------------------------------------------------------
     Semiconductors & Semiconductor Equipment--2.6%
     Broadcom Corp. Class A (a)............................                 325,000              8,869,250
     Intersil Corp. Class A................................                 225,000              5,472,000
     Micron Technology, Inc. (a)...........................                 715,000              4,290,000
                                                                                              -------------
                                                                                                18,631,250
     ------------------------------------------------------------------------------------------------------
     Software--2.2%
     Electronic Arts, Inc. (a).............................                 145,000              6,442,349
     Microsoft Corp........................................                 335,000              9,215,849
                                                                                              -------------
                                                                                                15,658,198
     ------------------------------------------------------------------------------------------------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Balanced Capital Portfolio
     Schedule of Investments June 30, 2008 (Continued)          (Percentages shown are based on Net Assets)
     ======================================================================================================

     Common Stocks                                                           Shares               Value
     ------------------------------------------------------------------------------------------------------
     Specialty Retail--0.6%
     Home Depot, Inc.......................................                 180,000           $  4,215,600
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks--64.0%                                                                453,230,278
     ======================================================================================================

     ======================================================================================================
     Preferred Securities
     ------------------------------------------------------------------------------------------------------
                                                                              Par
     Capital Trusts                                                          (000)
     ------------------------------------------------------------------------------------------------------
     Capital Markets--0.0%
     Lehman Brothers Holdings Capital Trust V,
        5.857% (c)(d)......................................                 $   130                 84,825
     ------------------------------------------------------------------------------------------------------
     Commercial Banks--0.2%
     BAC Capital Trust VI, 5.625%, 3/08/35.................                     335                272,782
     Barclays Bank Plc, 5.926% (c)(d)(e)...................                     325                277,075
     Wachovia Corp. Series K, 7.98% (c)(d).................                     600                551,040
                                                                                              -------------
                                                                                                 1,100,897
     ------------------------------------------------------------------------------------------------------
     Diversified Financial Services--0.2%
     Bank of America Corp. Series M,
        8.125% (c)(d)......................................                     450                425,367
     JPMorgan Chase & Co., 7.90% (c)(d)....................                     925                867,317
                                                                                              -------------
                                                                                                 1,292,684
     ------------------------------------------------------------------------------------------------------
     Total Capital Trusts--0.4%                                                                  2,478,406
     ======================================================================================================

     ======================================================================================================
     Preferred Stocks                                                        Shares
     ------------------------------------------------------------------------------------------------------
     Commercial Banks--0.1%
     Wachovia Corp. Series J, 8%...........................                  24,400                547,048
     ------------------------------------------------------------------------------------------------------
     Diversified Financial Services--0.0%
     Citigroup, Inc. Series AA, 8.125%.....................                  18,000                403,200
     ------------------------------------------------------------------------------------------------------
     Total Preferred Stocks--0.1%                                                                  950,248
     ------------------------------------------------------------------------------------------------------
     Total Preferred Securities--0.5%                                                            3,428,654
     ======================================================================================================

     ======================================================================================================
     Fixed Income Securities
     ------------------------------------------------------------------------------------------------------
                                                                              Par
     Corporate Bonds                                                         (000)
     ------------------------------------------------------------------------------------------------------
     Aerospace & Defense--0.0%
     L-3 Communications Corp.
        5.875%, 1/15/15....................................                 $   270                249,075
        Series B, 6.375%, 10/15/15.........................                      12                 11,220
                                                                                              -------------
                                                                                                   260,295
     ------------------------------------------------------------------------------------------------------
     Air Freight & Logistics--0.0%
     United Parcel Service, Inc.,
        6.20%, 1/15/38.....................................                      30                 30,408
     ------------------------------------------------------------------------------------------------------
     Airlines--0.0%
     American Airlines, Inc.
        Series 2003-1, 3.857%, 1/09/12.....................                     195                178,409
     ------------------------------------------------------------------------------------------------------
     Capital Markets--1.3%
     The Bear Stearns Cos. Inc.:
        3.218%, 7/19/10 (d)................................                     350                343,192
        6.95%, 8/10/12.....................................                     375                389,914
     Credit Suisse Guernsey Ltd., 5.86% (c)(d).............                   1,070                892,003
     Goldman Sachs Capital II, 5.793% (c)(d)...............                     415                288,574
     The Goldman Sachs Group, Inc.,
        5.25%, 10/15/13....................................                   1,260              1,233,364
     Lehman Brothers Holdings, Inc
        6.75%, 12/28/17....................................                     490                460,318
        Series I, 5.25%, 2/06/12...........................                     575                544,142
        Series MTN, 7%, 9/27/27............................                     650                600,994
     Morgan Stanley:
        3.041%, 1/09/12 (d)................................                   2,760              2,565,083
        Series F, 5.95%, 12/28/17..........................                     150                136,171
     UBS AG:
        5.75%, 4/25/18.....................................                     600                572,530
        Series DPNT, 5.875%, 12/20/17......................                   1,290              1,254,848
                                                                                              -------------
                                                                                                 9,281,133
     ------------------------------------------------------------------------------------------------------
     Commercial Banks--0.4%
     Barclays Bank Plc. (c)(d)(e):
        7.434%.............................................                     375                351,741
        8.55%..............................................                     620                602,567
     Corporacion Andina de Fomento,
        6.875%, 3/15/12....................................                     435                457,164
     Royal Bank of Scotland Group Plc
        Series MTN, 7.64% (c)(d)(e)........................                     800                731,463
     Wachovia Bank NA, 6.60%, 1/15/38......................                   1,000                871,390
                                                                                              -------------
                                                                                                 3,014,325
     ------------------------------------------------------------------------------------------------------
     Computers & Peripherals--0.1%
     International Business Machines Corp.,
        5.70%, 9/14/17.....................................                     545                553,129
     ------------------------------------------------------------------------------------------------------
     Consumer Finance--0.4%
     HSBC Finance Corp., 6.50%, 11/15/08...................                   1,575              1,587,592
     MBNA Corp., 4.625%, 9/15/08...........................                     305                305,680
     SLM Corp.:
        5.40%, 10/25/11....................................                     475                433,765
        5.125%, 8/27/12....................................                     825                717,846
                                                                                              -------------
                                                                                                 3,044,883
     ------------------------------------------------------------------------------------------------------
     Diversified Financial Services--1.6%
     Bank of America Corp.:
        4.875%, 9/15/12....................................                     590                579,432
        6%, 9/01/17........................................                     110                105,986
        5.75%, 12/01/17....................................                   1,150              1,079,983
        Series K, 8% (c)(d)................................                     900                843,183
     Citigroup, Inc.:
        5.625%, 8/27/12....................................                     990                973,973
        8.30%, 12/21/77 (d)................................                     850                802,680
     General Electric Capital Corp.:
        5%, 11/15/11.......................................                   2,740              2,792,690
        5.625%, 5/01/18....................................                     920                889,690
        6.15%, 8/07/37.....................................                     745                699,092
        6.375%, 11/15/67 (d)...............................                     650                614,776
     JPMorgan Chase Bank NA, 6%, 7/05/17...................                   1,100              1,078,305
     JPMorgan Chase Capital XXV,
        6.80%, 10/01/37....................................                     770                691,140
                                                                                              -------------
                                                                                                11,150,930
     ------------------------------------------------------------------------------------------------------
     Diversified Telecommunication Services--0.2%
     AT&T, Inc., 6.50%, 9/01/37............................                   1,200              1,161,383
     GTE Corp., 6.84%, 4/15/18.............................                     250                257,362
     Qwest Communications International, Inc.
        7.50%, 2/15/14.....................................                     200                190,000
                                                                                              -------------
                                                                                                 1,608,745
     ------------------------------------------------------------------------------------------------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Balanced Capital Portfolio
     Schedule of Investments June 30, 2008 (Continued)          (Percentages shown are based on Net Assets)
     ======================================================================================================
                                                                              Par
     Corporate Bonds                                                         (000)                Value
     ------------------------------------------------------------------------------------------------------
     Electric Utilities--0.2%
     Florida Power & Light Co., 5.95%, 2/01/38.............                 $   525           $    518,992
     Florida Power Corp., 6.40%, 6/15/38...................                     175                177,740
     Nevada Power Co., 6.65%, 4/01/36......................                     335                323,342
     Public Service Co. of New Mexico,
        4.40%, 9/15/08.....................................                     405                403,599
     Southern California Edison Co.,
        5.625%, 2/01/36....................................                     123                116,290
                                                                                              -------------
                                                                                                 1,539,963
     ------------------------------------------------------------------------------------------------------
     Energy Equipment & Services--0.0%
     Transocean, Inc.:
        6%, 3/15/18........................................                     110                110,165
        6.80%, 3/15/38.....................................                     140                143,183
                                                                                              -------------
                                                                                                   253,348
     ------------------------------------------------------------------------------------------------------
     Food Products--0.1%
     Kraft Foods, Inc., 6.125%, 8/23/18....................                     575                556,841
     ------------------------------------------------------------------------------------------------------
     Health Care Providers & Services--0.0%
     UnitedHealth Group, Inc., 5.80%, 3/15/36..............                     315                260,723
     ------------------------------------------------------------------------------------------------------
     Hotels, Restaurants & Leisure--0.1%
     American Real Estate Partners LP,
        7.125%, 2/15/13....................................                      45                 40,837
     Harrah's Operating Co., Inc.,
        10.75%, 2/01/18 (e)(f).............................                     500                346,447
                                                                                              -------------
                                                                                                   387,284
     ------------------------------------------------------------------------------------------------------
     Independent Power Producers &
     Energy Traders--0.1%
     Texas Competitive Electric Holdings Co. LLC
        Series B, 10.25%, 11/01/15 (e).....................                     520                509,600
     ------------------------------------------------------------------------------------------------------
     Insurance--0.6%
     American International Group, Inc.
        6.25%, 5/01/36.....................................                     170                148,339
        8.175%, 5/15/58 (d)(e).............................                     690                649,365
     Chubb Corp., 6.375%, 3/29/67 (d)......................                     475                434,504
     Lincoln National Corp., 7%, 5/17/66 (d)...............                     315                286,923
     MetLife, Inc., 6.40%, 12/15/66........................                     220                192,086
     Metropolitan Life Global Funding I,
        5.125%, 4/10/13 (e)................................                     925                910,836
     Progressive Corp., 6.70%, 6/15/37 (d).................                     460                403,362
     Reinsurance Group of America,
        6.75%, 12/15/65 (d)................................                     320                251,631
     The Travelers Cos., Inc.,
        6.25%, 3/15/67 (d).................................                     910                781,819
                                                                                              -------------
                                                                                                 4,058,865
     ------------------------------------------------------------------------------------------------------
     Media--0.7%
     CSC Holdings, Inc.
        Series B, 8.125%, 7/15/09..........................                      60                 60,450
     Comcast Corp.:
        5.85%, 1/15/10.....................................                     505                512,738
        6.50%, 1/15/17.....................................                     625                628,715
        6.45%, 3/15/37.....................................                     460                428,118
        6.95%, 8/15/37.....................................                     525                516,384
     Cox Communications, Inc.,
        7.125%, 10/01/12...................................                     365                380,971
     News America, Inc.:
        6.40%, 12/15/35....................................                     470                444,769
        6.75%, 1/09/38.....................................                     830                848,902
     Time Warner Cable, Inc.,
        5.85%, 5/01/17.....................................                     750                712,351
                                                                                              -------------
                                                                                                 4,533,398
     ------------------------------------------------------------------------------------------------------
     Metals & Mining--0.1%
     Freeport-McMoRan Copper & Gold, Inc:
        5.883%, 4/01/15 (d)................................                     155                156,528
        8.25%, 4/01/15.....................................                     215                226,019
        8.375%, 4/01/17....................................                     430                453,650
                                                                                              -------------
                                                                                                   836,197
     ------------------------------------------------------------------------------------------------------
     Multi-Utilities--0.0%
     Xcel Energy, Inc., 6.50%, 7/01/36.....................                     215                215,468
     ------------------------------------------------------------------------------------------------------
     Oil, Gas & Consumable Fuels--0.5%
     Anadarko Petroleum Corp.:
        5.95%, 9/15/16.....................................                     500                500,268
        6.45%, 9/15/36.....................................                     195                192,482
     Colonial Pipeline Co., 7.63%, 4/15/32 (e).............                     295                335,704
     Devon Financing Corp. ULC,
        7.875%, 9/30/31....................................                     200                236,220
     Gazprom OAO, 7.288%, 8/16/37 (e)......................                     460                422,740
     Midamerican Energy Holdings Co.:
        5.95%, 5/15/37.....................................                     500                469,070
        6.50%, 9/15/37.....................................                     325                328,241
     Motiva Enterprises LLC, 5.20%,
        9/15/12 (e)........................................                     215                216,647
     Petrobras International
        Finance Co., 5.875%, 3/01/18.......................                     220                211,628
     Sabine Pass LNG LP, 7.50%, 11/30/16...................                     345                310,500
     XTO Energy, Inc., 6.75%, 8/01/37......................                     155                157,172
                                                                                              -------------
                                                                                                 3,380,672
     ------------------------------------------------------------------------------------------------------
     Pharmaceuticals--0.2%
     Eli Lilly & Co., 7.125%, 6/01/25......................                      10                 11,262
     GlaxoSmithKline Capital, Inc.,
        4.85%, 5/15/13.....................................                     500                499,326
     Wyeth, 6%, 2/15/36....................................                     450                436,402
                                                                                              -------------
                                                                                                   946,990
     ------------------------------------------------------------------------------------------------------
     Software--0.1%
     Oracle Corp., 5.75%, 4/15/18..........................                     340                339,709
     ------------------------------------------------------------------------------------------------------
     Wireless Telecommunication Services--0.0%
     Vodafone Group Plc, 6.15%, 2/27/37....................                     275                251,492
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds--6.7%...........................                                     47,192,807
     ------------------------------------------------------------------------------------------------------
     Foreign Government Obligations
     ------------------------------------------------------------------------------------------------------
     Bundesrepublik Deutschland:
        Series 05, 4%, 1/04/37.............................    EUR              525                714,801
        Series 07, 4.25%, 7/04/39..........................                     400                567,566
     Landwirtschaftliche Rentenbank,
        0.65%, 9/30/08.....................................    JPY          240,000              2,258,961
     Mexico Government International Bond,
        6.375%, 1/16/13....................................    $                157                165,242
     ------------------------------------------------------------------------------------------------------
     Total Foreign Government Obligations--0.5%............                                      3,706,570
     ======================================================================================================

     ======================================================================================================
     Asset-Backed Securities
     ------------------------------------------------------------------------------------------------------
     ACE Securities Corp.(d):
          Series 2005-ASP1 Class M1,
          3.163%, 9/25/35..................................                     950                326,800
          Series 2005-HE6 Class A2B,
          2.683%, 10/25/35.................................                      49                 48,879
     Bear Stearns Asset Backed Securities Trust (d):
          Series 2005-4 Class A,
          2.813%, 1/25/36..................................                     331                305,193

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Balanced Capital Portfolio
     Schedule of Investments June 30, 2008 (Continued)          (Percentages shown are based on Net Assets)
     ======================================================================================================
                                                                              Par
     Asset-Backed Securities                                                 (000)                Value
     ------------------------------------------------------------------------------------------------------
     Bear Stearns Asset Backed Securities
        Trust (concluded):
          Series 2005-HE10 Class A2,
          2.773%, 11/25/35.................................                 $ 1,129           $  1,088,821
          Series 2005-SD1 Class 1A2,
          2.783%, 7/25/27..................................                     855                801,148
     Carrington Mortgage Loan Trust
        Series 2006-NC5 Class A1,
        2.443%, 1/25/37 (d)................................                   1,131              1,067,822
     Chase Issuance Trust:
          Series 2007-A17 Class A,
          5.12%, 10/15/14..................................                   1,700              1,718,061
          Series 2008-A9 Class A9,
          4.26%, 5/15/13...................................                   1,635              1,624,307
     Citibank Credit Card Issuance Trust
        Series 2003-A8 Class A8,
        3.50%, 8/16/10 (g).................................                   3,125              3,127,657
     Countrywide Asset Backed Certificates
        Series 2004-13 Class AF4,
        4.583%, 1/25/33 (d)................................                     750                721,228
     First Franklin Mortgage Loan Asset
        Backed Certificates Series 2005-FF10
        Class A6, 2.833%, 11/25/35 (d).....................                   1,101              1,035,451
     Home Equity Asset Trust (d):
          Series 2005-1 Class A2,
          2.673%, 5/25/35..................................                      30                 24,307
          Series 2005-3 Class 1A2,
          2.733%, 8/25/35..................................                      32                 30,827
     Honda Auto Receivables Owner Trust
        Series 2006-3 Class A3,
        5.12%, 10/15/10....................................                   2,013              2,033,394
     Indymac Residential Asset Backed Trust
        Series 2006-E Class 2A1,
        2.453%, 4/25/37 (d)................................                   1,040              1,007,023
     Irwin Home Equity Corp. Series 2005-C
        Class 1A1, 2.743%, 4/25/30 (d).....................                     184                165,961
     Lehman XS Trust Series 2005-5N
        Class 3A2, 2.843%, 11/25/35 (d)....................                     770                479,599
     Long Beach Mortgage Loan Trust
        Series 2006-11 Class 2A1,
        2.453%, 12/25/36 (d)...............................                   1,016                970,554
     Morgan Stanley ABS Capital I
        Series 2005-HE1 Class A2MZ,
        2.783%, 12/25/34 (d)...............................                      78                 62,399
     Nationstar Home Equity Loan Trust
        Series 2006-B Class AV1,
        2.463%, 9/25/36 (d)................................                     186                184,404
     New Century Home Equity Loan Trust
        Series 2005-2 Class A2MZ,
        2.743%, 6/25/35 (d)................................                     231                196,092
     Nissan Auto Receivables Owner Trust
        Series 2006-A Class A4,
        4.77%, 7/15/11.....................................                   2,000              2,021,126
     Park Place Securities, Inc.
        Series 2005-WCH1 (d):
          Class A1B,
          2.783%, 1/25/35..................................                      75                 71,406
          Class A3D,
          2.823%, 1/25/35..................................                      67                 58,068
     RAAC Series 2005-SP2 Class 2A,
        2.783%, 6/25/44 (d)................................                   1,117                871,213
     Residential Asset Mortgage Products, Inc.
        Series 2005-RS3 Class AI2,
        2.653%, 3/25/35 (d)................................                     233                205,930
     SLM Student Loan Trust Series 2008-5 (d):
          Class A2, 3.973%, 10/25/16.......................                   1,710              1,733,188
          Class A3, 4.173%, 1/25/18........................                     430                437,693
          Class A4, 4.597%, 7/25/23........................                   1,160              1,199,162
     Soundview Home Equity Loan Trust
        Series 2005-OPT3 Class A4,
        2.783%, 11/25/35 (d)...............................                   2,150              1,952,469
     Structured Asset Investment Loan Trust 9) (d):
          Series 2003-BC6 Class M1,
          3.233%, 7/25/33..................................                   1,500              1,316,894
          Series 2003-BC7 Class M1,
          3.233%, 7/25/33..................................                   1,346              1,077,654
          Series 2004-8 Class M4,
          3.483%, 9/25/34..................................                     550                357,500
     Structured Asset Securities Corp.
        Series 2004-23XS Class 2A1,
        2.783%, 1/25/35....................................                     355                241,155
     Total Asset-Backed Securities--4.0%                                                         28,563,385
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
     Non-U.S. Government Agency
     Mortgage-Backed Securities
     ------------------------------------------------------------------------------------------------------
     Collateralized Mortgage Obligations--5.4%
     Bear Stearns Adjustable Rate Mortgage Trust (d):
          Series 2005-4 Class 3A1,
          5.371%, 8/25/35..................................                   6,432              6,233,602
          Series 2006-2 Class 2A1,
          5.65%, 7/25/36...................................                   2,545              2,258,349
     Citimortgage Alternative Loan Trust
        Series 2007-A8 Class A1,
        6%, 10/25/37.......................................                   1,707              1,499,983
     Countrywide Alternative Loan Trust (d):
          Series 2006-01A0 Class 1A1,
          4.488%, 8/25/46..................................                     247                202,324
          Series 2006-0A21 Class A1,
          2.672%, 3/20/47..................................                     686                481,123
     Countrywide Home Loan Mortgage
        Pass-Through Trust:
          Series 2003-56 Class 4A1,
          4.934%, 12/25/33 (d).............................                   1,752              1,641,948
          Series 2006-0A5 Class 2A1,
          2.683%, 4/25/46 (d)..............................                     297                212,087
          Series 2006-0A5 Class 3A1,
          2.683%, 4/25/46 (d)..............................                     581                407,078
          Series 2007-16 Class A1,
          6.50%, 10/25/37..................................                     996                975,066
          Series 2007-J3 Class A10,
          6%, 7/25/37......................................                   1,338              1,219,195
     Credit Suisse Mortgage Capital
        Certificate Series 2006-8 Class 3A1,
        6%, 10/25/21.......................................                     385                355,937
     First Horizon Asset Securities, Inc.
        Series 2005-AR3 Class 3A1,
        5.494%, 8/25/35 (d)................................                     807                784,836
     Harborview Mortgage Loan Trust
        Series 2006-9 Class 2A1A,
        2.693%, 11/19/36 (d)...............................                     507                357,525
     Impac Secured Assets CMN Owner Trust
        Series 2004-3 Class 1A4,
        2.883%, 11/25/34 (d)...............................                     225                164,280
     JPMorgan Mortgage Trust:
          Series 2006-S2 Class 2A2,
          5.875%, 7/25/36..................................                     155                152,146

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Balanced Capital Portfolio
     Schedule of Investments June 30, 2008 (Continued)          (Percentages shown are based on Net Assets)
     ======================================================================================================
     Non-U.S. Government Agency                                               Par
     Mortgage-Backed Securities                                              (000)                Value
     ------------------------------------------------------------------------------------------------------
     Collateralized Mortgage Obligations (concluded)
     JPMorgan Mortgage Trust (concluded):
          Series 2007-S1 Class 1A2,
          5.50%, 3/25/22...................................      $              159              $ 153,827
     Residential Accredit Loans, Inc. (d):
          Series 2006-Q02 Class A1,
          2.703%, 2/25/46..................................                     484                334,492
          Series 2007-Q02 Class A1,
          2.633%, 2/25/47..................................                     368                262,244
          Series 2007-Q03 Class A1,
          2.643%, 3/25/47..................................                     374                280,454
     Structured Adjustable Rate Mortgage Loan Trust
        Series 2007-3 Class 2A1,
        5.731%, 4/25/37 (d)................................                   1,978              1,819,971
     Structured Asset Securities Corp. (d):
          Series 2005-GEL2 Class A,
          2.763%, 4/25/35..................................                     148                130,667
          Series 2005-OPT1 Class A4M,
          2.743%, 11/25/35.................................                     461                414,925
     Washington Mutual Mortgage Pass-Through
        Certificates (d):
          Series 2006-AR18 Class 1A1,
          5.343%, 1/25/37..................................                   1,148              1,086,085
          Series 2007-A5 Class 1A,
          4.278%, 6/25/47..................................                     573                464,664
          Series 2007-HY3 Class 1A1,
          5.665%, 3/25/37..................................                   5,101              4,734,286
          Series 2007-HY3 Class 4A1,
          5.348%, 3/25/37..................................                      24                 22,482
          Series 2007-0A4 Class 1A,
          4.298%, 5/25/47..................................                     349                258,583
     Wells Fargo Mortgage Backed Securities Trust (d):
          Series 2005-AR15 Class 2A1,
          5.107%, 9/25/35..................................                   2,841              2,760,469
          Series 2006-AR2 Class 2A5,
          5.107%, 3/25/36..................................                   2,409              2,333,341
          Series 2006-AR12 Class 2A1,
          6.099%, 9/25/36..................................                     568                543,478
          Series 2006-AR15 Class A1,
          5.659%, 10/25/36.................................                   2,470              2,334,346
          Series 2006-AR17 Class A1,
          5.33%, 10/25/36..................................                     869                831,934
          Series 2006-AR18 Class 2A1,
          5.721%, 11/25/36.................................                   2,286              2,139,028
                                                                                              -------------
                                                                                                37,850,755
     ------------------------------------------------------------------------------------------------------
     Commercial Mortgage-Backed Securities--6.3%
     Banc of America Commercial Mortgage, Inc. (d):
          Series 2003-2 Class A3,
          4.873%, 3/11/41..................................                   1,890              1,846,119
          Series 2007-2 Class A4,
          5.688%, 4/10/49..................................                   1,700              1,616,292
     CS First Boston Mortgage Securities Corp.
        Series 2002-CP5 Class A1,
        4.106%, 12/15/35...................................                     895                869,532
     Capco America Securitization Corp.
        Series 1998-D7 Class A1B,
        6.26%, 10/15/30....................................                     971                972,627
     Chase Commercial Mortgage
        Securities Corp. Series 1999-2
        Class A2, 7.198%, 1/15/32..........................                   1,548              1,588,680
     Citigroup Commercial Mortgage Trust:
          Series 2006-C5 Class A4,
          5.431%, 10/15/49.................................                     285                270,137
          Series 2007-C6 Class A4,
          5.70%, 12/10/49 (d)..............................                     575                546,400
          Series 2007-C6 Class AM,
          5.70%, 12/10/49 (d)..............................                     675                613,437
          Series 2008-C7 Class A4,
          6.095%, 12/10/49 (d).............................                     930                903,746
     Citigroup/Deutsche Bank Commercial
        Mortgage Trust Series 2007-CD5
        Class A4, 5.886%, 11/15/44 (d).....................                     675                644,340
     Commercial Mortgage Pass-Through
        Certificates Series 2004-LB3A
        Class A3, 5.09%, 7/10/37 (d).......................                     620                616,141
     First Union National Bank Commercial
        Mortgage Series 1999-C4 Class D,
        7.936%, 12/15/31 (e)...............................                   1,866              1,938,611
     GMAC Commercial Mortgage Securities, Inc.:
          Series 1998-C2 Class A2,
          6.42%, 5/15/35...................................                     344                343,455
          Series 2004-C3 Class AAB,
          4.702%, 12/10/41.................................                   5,500              5,265,444
     GS Mortgage Securities Corp. II
        Series 2006-GG6 Class A2,
        5.506%, 4/10/38 (d)................................                   1,700              1,698,095
     Greenwich Capital Commercial Funding Corp.:
          Series 2004-GG1 Class A4,
          4.755%, 6/10/36..................................                   1,350              1,346,990
          Series 2004-GG1 Class A5,
          4.883%, 6/10/36..................................                   1,840              1,819,076
          Series 2007-GG9 Class A4,
          5.444%, 3/10/39..................................                   1,450              1,351,100
     JPMorgan Chase Commercial Mortgage
        Securities Corp.:
          Series 2001-CIB2 Class A3,
          6.429%, 4/15/35..................................                   1,845              1,893,043
          Series 2004-CB8 Class A1A,
          4.158%, 1/12/39..................................                     710                668,345
          Series 2006-CB17 Class A4,
          5.429%, 12/12/43.................................                     250                236,801
          Series 2006-LDP8 Class A4,
          5.399%, 5/15/45..................................                     190                179,887
          Series 2007-LD1 Class A2,
          5.804%, 6/15/49 (d)..............................                     650                644,068
          Series 2007-LD12 Class A2,
          5.827%, 2/15/51..................................                     530                523,178
     LB-UBS Commercial Mortgage Trust:
          Series 2000-C3 Class A2,
          7.95%, 5/15/25 (d)...............................                   1,734              1,802,353
          Series 2003-C8 Class A4,
          5.124%, 11/15/32 (d).............................                   1,510              1,472,674
          Series 2004-C7 Class A1A,
          4.475%, 10/15/29.................................                   1,865              1,798,312
          Series 2005-C3 Class A5,
          4.739%, 7/15/30..................................                   1,400              1,312,276
          Series 2007-C1 Class A4,
          5.424%, 2/15/40..................................                     745                693,000
          Series 2007-C2 Class A3,
          5.43%, 2/15/40...................................                   1,225              1,138,977
     Morgan Stanley Capital I:
          Series 2006-IQ12 Class A4,
          5.332%, 12/15/43.................................                     740                695,948
          Series 2007-HQ12 Class A2,
          5.811%, 4/12/49 (d)..............................                     235                231,274

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Balanced Capital Portfolio
     Schedule of Investments June 30, 2008 (Continued)          (Percentages shown are based on Net Assets)
     ======================================================================================================
     Non-U.S. Government Agency                                               Par
     Mortgage-Backed Securities                                              (000)                Value
     ------------------------------------------------------------------------------------------------------
     Commercial Mortgage-Backed Securities (concluded)
     Morgan Stanley Capital I (concluded):
          Series 2007-IQ16 Class A4,
          5.809%, 12/12/49.................................                 $   448           $    424,839
          Series 2007-T27 Class A4,
          5.804%, 6/13/42 (e)(d)...........................                   1,775              1,682,488
     Wachovia Bank Commercial Mortgage Trust:
          Series 2005-C20 Class A6A,
          5.11%, 7/15/42 (d)...............................                   1,675              1,637,355
          Series 2005-C21 Class A3,
          5.209%, 10/15/44 (d).............................                     590                589,977
          Series 2006-C28 Class A4,
          5.572%, 10/15/48.................................                     680                650,878
          Series 2006-C28 Class AJ,
          5.632%, 10/15/48 (d).............................                     150                122,480
          Series 2006-C29 Class A4,
          5.308%, 11/15/48.................................                   2,025              1,898,305
          Series 2006-C29 Class AJ,
          5.368%, 11/15/48 (d).............................                     150                119,675
                                                                                              -------------
                                                                                                44,666,355
     ------------------------------------------------------------------------------------------------------
     Total Non-U.S. Government Agency
     Mortgage-Backed Securities--11.7%                                                          82,517,110
     ======================================================================================================

     ======================================================================================================
     U.S. Government Agency
     Mortgage-Backed Securities
     ------------------------------------------------------------------------------------------------------
     Fannie Mae Guaranteed Pass-Through
        Certificates
          4.50%, 7/15/2023 (h).............................                   9,800              9,469,250
          5.00%, 1/01/21--7/15/38 (h).......................                 22,134             21,548,861
          5.50%, 7/15/23--7/15/38 (h).......................                 45,300             44,696,998
          6.00%, 12/01/08--7/15/38 (h)......................                 27,475             27,831,519
          6.50%, 10/01/22--7/15/38 (h)......................                 10,473             10,787,543
     Freddie Mac Mortgage Participation
        Certificates
          5.00%, 7/15/23--7/15/38 (h).......................                  4,000              3,867,750
          5.50%, 12/01/13--9/01/34 (h)......................                 10,621             10,685,506
          6.00%, 1/01/34--1/01/37...........................                  1,555              1,575,713
          7.00%, 7/01/31--6/01/32...........................                    297                313,868
     Ginnie Mae MBS Certificates
          5.00%, 7/15/38--8/15/38 (h).......................                  1,000                965,750
          5.50%, 6/01/38--8/21/38 (h).......................                  5,000              4,963,125
          6.00%, 7/15/38 (h)...............................                     500                507,500
          6.004%, 12/20/37.................................                     278                281,852
          6.50%, 7/15/38--8/21/38 (h).......................                  7,200              7,399,499
          7.00%, 4/15/29--6/15/35...........................                  1,759              1,869,608
          7.50%, 3/15/32...................................                      16                 16,966
     ------------------------------------------------------------------------------------------------------
     Total U.S. Government Agency
     Mortgage-Backed Securities--20.7%                                                         146,781,308
     ======================================================================================================

     ======================================================================================================
     U.S. Government Agency
     Mortgage-Backed Securities--
     Collateralized Mortgage Obligations
     ------------------------------------------------------------------------------------------------------
     Fannie Mae Trust:
          Series 378 Class 5,
          5%, 7/01/36 (i)..................................                   3,094                749,230
          Series 2005-69 Class LE,
          5.50%, 11/25/33..................................                   2,779              2,833,436
          Series 2007-108 Class AN,
          8.935%, 11/25/37 (d).............................                   1,053              1,154,988
     Freddie Mac Multiclass Certificates:
          Series 2684 Class SP,
          4.986%, 1/15/33 (i)..............................                     260                 43,306
          Series 3068 Class VA,
          5.50%, 10/15/16..................................                     830                846,128
          Series 3087 Class VA,
          5.50%, 3/15/15...................................                   2,322              2,375,924
          Series 3137 Class XP,
          6%, 4/15/36......................................                   1,378              1,421,199
          Series 3162 Class OA,
          6%, 10/15/26.....................................                     971                991,755
          Series 3208 Class PS,
          4.586%, 8/15/36 (i)..............................                   1,287                145,202
          Series 3316 Class SB,
          4.729%, 8/15/35 (i)..............................                     234                 27,044
     ------------------------------------------------------------------------------------------------------
     Total U.S. Government Agency
     Mortgage-Backed Securities--
     Collateralized Mortgage Obligations--1.5%                                                  10,588,212
     ======================================================================================================

     ======================================================================================================
     U.S. Government Obligations
     ------------------------------------------------------------------------------------------------------
     U.S. Treasury Bonds:
          8.125%, 8/15/19..................................                     800              1,068,500
          6.25%, 8/15/23...................................                   4,070              4,842,348
        U.S. Treasury Inflation Indexed Bonds:
          3.875%, 1/15/09..................................                   1,716              1,770,568
          1.625%, 1/15/15..................................                   3,656              3,775,330
          2.375%, 1/15/25..................................                     370                388,371
          2%, 1/15/26......................................                     514                509,639
     U.S. Treasury Notes:
          3.50%, 5/31/13...................................                   5,595              5,636,526
          3.875%, 5/15/18..................................                     385                381,782
          5%, 5/15/37......................................                     325                349,275
     ======================================================================================================
     Total U.S. Government Obligations--2.6%                                                    18,722,339
     ======================================================================================================
     Total Fixed Income Securities--47.7%                                                      338,071,731
     ======================================================================================================
     Total Long-Term Investments
     (Cost--$774,243,526)--112.2%                                                              794,730,663
     ------------------------------------------------------------------------------------------------------

     ======================================================================================================
     Short-Term Securities
     ------------------------------------------------------------------------------------------------------
     SLM Corp., 3.531%, 1/26/09 (d)........................                     275                270,717
     ------------------------------------------------------------------------------------------------------
                                                                          Beneficial
                                                                           Interest
                                                                             (000)
     ------------------------------------------------------------------------------------------------------
     BlackRock Liquidity Series, LLC
        Cash Sweep Series, 2.56% (j)(k)....................                 $39,783             39,782,558
     ------------------------------------------------------------------------------------------------------
     Total Short-Term Securities
     (Cost--$40,049,576)--5.7%                                                                  40,053,275
     ======================================================================================================

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Balanced Capital Portfolio
     Schedule of Investments June 30, 2008 (Continued)          (Percentages shown are based on Net Assets)
     ======================================================================================================
     Options Purchased                                                     Contracts              Value
     ------------------------------------------------------------------------------------------------------
     Call Options Purchased
     EURIBOR, expiring September 2008 at
        $ 95 Broker, Citigroup Global Markets..............                      47              $  10,182
     ------------------------------------------------------------------------------------------------------
     Call Swaptions Purchased
     Receive a fixed rate of 5.345% and pay
        a floating rate based on 3-month LIBOR,
        expiring November 2009, Broker Lehman
        Brothers Special Finance...........................                      6+                335,015
     Receive a fixed rate of 5.78% and pay a floating
        rate based on 3-month LIBOR, expiring August
        2010, Broker Deutsche Bank AG......................                      8+                660,475
     Receive a fixed rate of 5.365% and pay a floating
        rate based on 3-month LIBOR, expiring
        February 2011, Broker, JPMorgan Chase..............                      2+                124,522
                                                                                              -------------
                                                                                                 1,120,012
     ------------------------------------------------------------------------------------------------------
     Put Swaptions Purchased
     Pay a fixed rate of 5.345% and received a
        floating rate based 3-month LIBOR,
        expiring November 2009, Broker Lehman
        Brothers Special Finance...........................                      6+                183,236
     Pay a fixed rate of 5.78% and receive a
        floating rate based 3-month LIBOR,
        expiring August 2010, Broker Deutsche
        Bank AG............................................                      8+                227,515
     Pay a fixed rate of 5.365% and receive a
        floating rate based on 3-month LIBOR,
        expiring February 2011, Broker
        JPMorgan Chase.....................................                      2+                 90,222
                                                                                              -------------
                                                                                                   500,973
     ======================================================================================================
     Total Options Purchased
     (Premiums Paid--$1,396,756)--0.2%                                                           1,631,167
     ======================================================================================================
     Total Investments Before TBA Sale
     Commitments and Options Written
     (Cost--$815,689,858*)--118.1%                                                             836,415,105
     ------------------------------------------------------------------------------------------------------
                                                                              Par
     TBA Sale Commitments                                                    (000)                Value
     ------------------------------------------------------------------------------------------------------
     Fannie Mae Guaranteed Pass-Through
        Certificates:
          4.50% due 7/15/2024..............................                 $(5,500)          $ (5,320,281)
          5% due 1/01/21--7/15/38...........................                 (5,500)            (5,444,818)
          5.50% due 12/01/13--9/01/34.......................                 (9,100)            (8,980,299)
          6% due 12/01/08--7/15/38..........................                 (9,100)            (9,278,878)
          6.50% due 10/01/22--7/15/38.......................                 (4,200)            (4,325,290)
     Freddie Mac Mortgage Participation Certificates:
          5.50% due 12/01/13--9/01/34.......................                (10,100)           (10,157,286)
          6% due 1/01/34--1/01/37...........................                 (1,500)            (1,516,816)
     Ginnie Mae MBS Certificates:
          6% due 7/15/38-12/20/37..........................                  (3,000)            (3,100,527)
          6.50% due 7/15/38--8/21/38........................                   (200)              (202,689)
     ------------------------------------------------------------------------------------------------------
     Total TBA Sale Commitments
     (Proceeds Received--$48,032,016)--(6.8)%                                                  (48,326,884)
     ======================================================================================================

     ======================================================================================================
     Options Written                                                       Contracts
     ------------------------------------------------------------------------------------------------------
     Call Swaptions Written
     Pay a fixed rate of 5.40% and receive a
        floating rate based on 3-month $ LIBOR,
        expiring December 2010, Broker UBS.................                      3+               (211,205)
     Pay a fixed rated of 4.87% and receive a
        floating rate based on 3-month $ LIBOR,
        expiring February 2010, Broker UBS.................                      7+               (269,509)
                                                                                              -------------
                                                                                                  (480,714)
     ------------------------------------------------------------------------------------------------------
     Put Swaptions Written
     Receive a fixed rate of 4.87% and pay a
        floating rate based on 3-month LIBOR
        expiring February 2010, UBS........................                      7+               (334,871)
     Receive a fixed rate of 5.40% and pay a
        floating rate based on 3-month $ LIBOR,
        expiring December 2010, Broker UBS.................                      3+               (146,452)
                                                                                              -------------
                                                                                                  (481,323)
     ======================================================================================================
     Total Options Written
     (Premiums Received--$948,680)--(0.1)%                                                        (962,037)
     ======================================================================================================
     Total Investments, Net of Options Written and TBA Commitments
     (Cost--$766,709,162)--111.2%..................................................            787,126,184
     Liabilities in Excess of Other Assets-(11.2)%.................................            (79,067,467)
                                                                                              -------------
     Net Assets--100.0%............................................................           $708,058,717
                                                                                              =============

     ------------------------------------------------------------------------------------------------------
   * The cost and unrealized appreciation (depreciation) of investments, as of
     June 30, 2008, as computed for federal income tax purposes, were as follows:

     Aggregate cost................................................................           $821,975,394
                                                                                              =============
     Gross unrealized appreciation.................................................           $ 83,237,512
     Gross unrealized depreciation.................................................            (68,797,801)
                                                                                              -------------
     Net unrealized appreciation...................................................           $ 14,439,711
                                                                                              =============

   + One contract represents a notional amount of $1,000,000.

 (a) Non-income producing security.

 (b) Depositary receipts.

 (c) Security is a perpetual in nature and has no stated maturity date.

 (d) Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.

 (e) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. Unless otherwise indicated, these securities are considered to be liquid.

 (f) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

 (g) All, or a portion of security, pledged as collateral in connection with open financial futures contracts.

 (h) Represents or includes a "to-be-announced" transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.

 (i) Represents the interest only portion of a mortgage-backed security and has either a nominal or a notional amount of principal.

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Balanced Capital Portfolio
     Schedule of Investments June 30, 2008 (Continued)
     ======================================================================================================
 (j) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

     ------------------------------------------------------------------------------------------------------
                                                                              Net
                                                                           Activity             Interest
     Affiliate                                                               (000)               Income
     ------------------------------------------------------------------------------------------------------
     BlackRock Liquidity Series, LLC
        Cash Sweep Series.........................................          $16,953           $    603,685
     ------------------------------------------------------------------------------------------------------

 (k) Represents the current yield as of report date.

   o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease.

   o Financial futures contracts purchased as of June 30, 2008 were as follows:

     ------------------------------------------------------------------------------------------------------
                                                                                                Unrealized
                                                    Expiration             Face                Appreciation
     Contracts                 Issue                   Date                Value              (Depreciation)
     ------------------------------------------------------------------------------------------------------
        38              Euro Dollar Futures        December 2008         $ 9,181,865             $  16,035
        63              Euro Dollar Futures          June 2009           $15,266,672               (72,647)
        264             Euro Dollar Futures         March 2009           $63,762,729                46,071
        43                 10-Year U.S.           September 2008         $ 4,904,110                (5,469)
                           Treasury Bond
        30               Euro Bund Futures        September 2008         $ 5,284,746               (62,121)
     ------------------------------------------------------------------------------------------------------
     Total Net Unrealized Depreciation                                                           $ (78,131)
                                                                                               ============

   o Financial futures contracts sold as of June 30, 2008 were as follows:

     ------------------------------------------------------------------------------------------------------
                                                                                                Unrealized
                                                    Expiration             Face                Appreciation
     Contracts                 Issue                   Date                Value              (Depreciation)
     ------------------------------------------------------------------------------------------------------
        232                 5-Year U.S.           September 2008         $25,429,606             $(219,082)
                           Treasury Bond
        154                 2-Year U.S.           September 2008         $32,322,989              (202,292)
                           Treasury Bond
        62                 30-Year U.S.           September 2008         $ 7,023,129              (143,684)
                           Treasury Bond
        133             Euro Dollar Futures          June 2010           $32,051,691               273,003
     ------------------------------------------------------------------------------------------------------
     Total Net Unrealized Depreciation                                                           $(292,055)
                                                                                                 ==========

   o Foreign currency contracts as of June 30, 2008 were as follows:

     ------------------------------------------------------------------------------------------------------
     Currency                                                       Settlement                  Unrealized
     Purchased                        Currency Sold                    Date                    Depreciation
     ------------------------------------------------------------------------------------------------------
     $1,194,888                     EUR        761,929               7/23/2008                  $  (3,294)
     ------------------------------------------------------------------------------------------------------
     Total Unrealized Depreciation                                                              $  (3,294)
                                                                                                ===========

   o Swaps outstanding as of June 30, 2008 were as follows:

     ------------------------------------------------------------------------------------------------------
                                                                            Notional           Unrealized
                                                                             Amount           Appreciation
                                                                             (000)           (Depreciation)
     ------------------------------------------------------------------------------------------------------
     Receive a fixed rate of 3.401% and pay
     3.875% on Treasury Inflation Protected
     Securities (TIPS) adjusted principal

     Broker, JPMorgan Chase
     Expires January 2009                                                   $ 1,694           $    (68,217)

     Receive a fixed rate of 5.215% and pay
     a floating rate based on 3-month LIBOR

     Broker, Lehman Brothers Special Finance
     Expires October 2010                                                   $12,000                406,587

     Bought credit default protection on
     Sara Lee Corp. and pay 0.57%

     Broker, Lehman Brothers Special Finance
     Expires December 2010                                                  $   670                 (3,488)

     Bought credit default protection on
     RadioShack Corp. and pay 1.16%

     Broker, UBS Warburg
     Expires December 2010                                                  $   665                 11,603

     Bought credit default protection on
     Limited Brands, Inc. and pay 1.065%

     Broker, UBS Warburg
     Expires December 2010                                                  $   665                 20,387

     Receive a fixed rate of 4.17% and pay
     3.50% on Treasury Inflation Protected
     Securities (TIPS) adjusted principal

     Broker, Morgan Stanley Capital Services Inc.
     Expires January 2011                                                   $ 1,450               (141,789)

     Bought credit default protection on
     Sara Lee Corp. and pay 0.604%

     Broker, JPMorgan Chase
     Expires March 2011                                                     $   700                 (4,309)

     Bought credit default protection on
     Limited Brands, Inc. and pay 0.73%

     Broker, Lehman Brothers Special Finance
     Expires March 2011                                                     $   700                 29,695

     Bought credit default protection on
     Computer Sciences Corp. and pay 0.88%

     Broker, Morgan Stanley Capital Services Inc.
     Expires June 2011                                                      $   695                 (6,935)

     Receive a fixed rate of 4.867% and pay a floating rate based on 3-month USD LIBOR

     Broker, UBS Warburg
     Expires October 2012                                                   $ 6,800                183,124

     Receive a fixed rate of 5.29375% and pay a floating rate based on 6-month USD LIBOR

     Broker, Deutsche Bank AG London
     Expires April 2013                                                   GBP 1,300                (86,577)

     Receive a fixed rate of 5.14% and pay
     a floating rate based on 6-month
     British Pound Sterling LIBOR

     Broker, Deutsche Bank AG London
     April 2013                                                           GBP 1,300                (97,055)

     Receive a fixed rate of 4.47% and pay a
     floating rate based on 3-month USD LIBOR

     Broker, Citibank N.A.
     Expires June 2013                                                      $ 7,900                 74,818

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Balanced Capital Portfolio
     Schedule of Investments June 30, 2008 (Concluded)
     ======================================================================================================
   o Swaps outstanding as of June 30, 2008 were as follows (concluded):
     ------------------------------------------------------------------------------------------------------
                                                                            Notional           Unrealized
                                                                             Amount           Appreciation
                                                                             (000)           (Depreciation)
     ------------------------------------------------------------------------------------------------------
     Receive a fixed rate of 4.265% and pay a
     floating rate based on 3-month USD LIBOR

     Broker, Deutsche Bank AG London
     Expires July 2013                                                      $ 9,400           $        209

     Bought credit default protection on
     Eastman Chemical Co. and pay 0.68%

     Broker, Morgan Stanley Capital Services Inc.
     Expires September 2013                                                 $   690                    628

     Receive a fixed rate of 5.085% and pay a floating rate based on 3-month LIBOR

     Broker, Deutsche Bank AG London
     Expires November 2016                                                  $ 1,600                 51,751

     Pay a fixed rate of 5.225% and receive a floating rate based on 3-month LIBOR

     Broker, Deutsche Bank AG London
     Expires January 2017                                                   $   700                (31,365)

     Receive a fixed rate of 5.526% and pay a floating rate based on 3-month LIBOR

     Broker, Citibank N.A.
     Expires June 2017                                                      $ 2,200                147,537

     Pay a fixed rate of 5.722% and receive a floating rate based on 3-month USD LIBOR

     Broker, Citibank N.A.
     July 2017                                                              $ 4,400               (357,541)

     Pay a fixed rate of 5.6425% and receive a floating rate based on 3-month USD LIBOR

     Broker, Citibank N.A.
     Expires July 2017                                                      $ 2,100               (198,641)

     Pay a fixed rate of 5.775% and receive a floating rate based on 3-month USD LIBOR

     Broker, Deutsche Bank AG London
     Expires July 2017                                                      $ 9,300               (792,179)

     Receive a fixed rate of 5.324% and pay a floating rate based on 3-month USD LIBOR

     Broker, Citibank N.A.
     Expires August 2017                                                    $ 8,700                553,049

     Pay a fixed rate of 5.305% and receive a floating rate based on 3-month USD LIBOR

     Broker, Citibank N.A.
     Expires October 2017                                                   $13,600               (685,062)

     Pay a fixed rate of 4.49375% and receive a floating rate based on 3-month USD LIBOR

     Broker, Lehman Brothers Special Finance
     Expires January 2018                                                   $ 2,500                 31,844

     Receive a fixed rate of 4.465% and pay a floating rate based on 3-month USD LIBOR

     Broker, Morgan Stanley Capital Services Inc.
     Expires May 2018                                                       $ 3,500           $    (39,939)

     Pay a fixed rate of 4.68% and receive a
     floating rate based on 3-month USD LIBOR

     Broker, Deutsche Bank AG London
     Expires July 2018                                                      $ 5,300                    482

     Receive a fixed rate of 5.409% and pay a floating rate based on 3-month LIBOR

     Broker, Deutsche Bank AG London
     Expires April 2027                                                     $ 1,000                 60,790
     ------------------------------------------------------------------------------------------------------
     Total                                                                                    $   (940,593)
                                                                                              =============

   o Currency Abbreviations:

     EUR         Euro
     GBP         British Pound
     JPY         Japanese Yen

   o Effective January 1, 2008, the Portfolio adopted Financial Accounting
     Standards Board Statement of Financial Accounting Standards No. 157, "Fair
     Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

          o Level 1--price quotations in active markets/exchanges for identical securities

          o Level 2--other observable inputs (including, but not limited to:
            quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

          o Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio's own assumption used in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     For information about the Portfolio's policy regarding valuation of investments and other significant accounting policies, please refer to Note
     1 of the Notes to Financial Statements.

     The following table summarizes the inputs used as of June 30, 2008 in determining the fair valuation of the Portfolio's investments:

     ------------------------------------------------------------------------------------------------------
     Valuation                                                        Investments in        Other Financial
     Inputs                                                             Securities            Instruments*
     ------------------------------------------------------------------------------------------------------
     Level 1...............................................            $442,865,406           $    298,944
     Level 2...............................................             343,591,648               (943,887)
     Level 3...............................................                      --                     --
     ------------------------------------------------------------------------------------------------------
     Total                                                             $786,457,054           $   (644,943)
                                                                       ====================================

     * Other financial instruments are swaps, futures, foreign currency contracts and options.

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Fundamental Growth Portfolio
     Schedule of Investments June 30, 2008 (Unaudited)          (Percentages shown are based on Net Assets)
     ======================================================================================================

     Common Stocks                                                          Shares                Value
     ------------------------------------------------------------------------------------------------------
     Aerospace & Defense--3.8%
     Boeing Co.............................................                  14,700           $    966,084
     Lockheed Martin Corp..................................                  34,800              3,433,368
     Spirit Aerosystems Holdings, Inc. Class A (a).........                  55,400              1,062,572
     United Technologies Corp..............................                  37,400              2,307,580
                                                                                              -------------
                                                                                                 7,769,604
     ------------------------------------------------------------------------------------------------------
     Beverages--2.5%
     The Coca-Cola Co......................................                  39,500              2,053,210
     Diageo Plc............................................                 159,400              2,920,393
                                                                                              -------------
                                                                                                 4,973,603
     ------------------------------------------------------------------------------------------------------
     Biotechnology--4.1%
     Celgene Corp. (a).....................................                  60,800              3,883,296
     Gilead Sciences, Inc. (a)(b)..........................                  85,000              4,500,750
                                                                                              -------------
                                                                                                 8,384,046
     ------------------------------------------------------------------------------------------------------
     Capital Markets--5.8%
     The Charles Schwab Corp...............................                 129,700              2,664,038
     Franklin Resources, Inc...............................                  11,200              1,026,480
     Janus Capital Group, Inc..............................                 113,500              3,004,345
     Northern Trust Corp...................................                  29,600              2,029,672
     State Street Corp.....................................                  47,100              3,013,929
                                                                                              -------------
                                                                                                11,738,464
     ------------------------------------------------------------------------------------------------------
     Chemicals--5.3%
     Air Products & Chemicals, Inc.........................                  18,600              1,838,796
     Monsanto Co...........................................                  35,200              4,450,688
     The Mosaic Co. (a)....................................                   3,200                463,040
     Potash Corp. of Saskatchewan, Inc.....................                   2,100                479,997
     Praxair, Inc..........................................                  36,400              3,430,336
                                                                                              -------------
                                                                                                10,662,857
     ------------------------------------------------------------------------------------------------------
     Communications Equipment--4.8%
     Cisco Systems, Inc. (a)...............................                 222,100              5,166,046
     QUALCOMM, Inc.........................................                 100,400              4,454,748
                                                                                              -------------
                                                                                                 9,620,794
     ------------------------------------------------------------------------------------------------------
     Computers & Peripherals--5.0%
     Apple, Inc. (a).......................................                  45,800              7,668,752
     EMC Corp. (a).........................................                 160,900              2,363,621
                                                                                              -------------
                                                                                                10,032,373
     ------------------------------------------------------------------------------------------------------
     Construction & Engineering--1.8%
     Fluor Corp............................................                  11,600              2,158,528
     Jacobs Engineering Group, Inc. (a)....................                  17,500              1,412,250
                                                                                              -------------
                                                                                                 3,570,778
     ------------------------------------------------------------------------------------------------------
     Electrical Equipment--2.0%
     Emerson Electric Co...................................                  61,900              3,060,955
     General Cable Corp. (a)...............................                  17,800              1,083,130
                                                                                              -------------
                                                                                                 4,144,085
     ------------------------------------------------------------------------------------------------------
     Energy Equipment & Services--5.7%
     National Oilwell Varco, Inc. (a)......................                  41,401              3,673,097
     Schlumberger Ltd......................................                  33,000              3,545,190
     Transocean, Inc.......................................                  19,649              2,994,311
     Weatherford International Ltd. (a)....................                  24,200              1,200,078
                                                                                              -------------
                                                                                                11,412,676
     ------------------------------------------------------------------------------------------------------
     Food & Staples Retailing--6.4%
     CVS Caremark Corp.....................................                 105,600              4,178,592
     Costco Wholesale Corp.................................                  46,800              3,282,552
     Wal-Mart Stores, Inc..................................                  95,500              5,367,100
                                                                                              -------------
                                                                                                12,828,244
     ------------------------------------------------------------------------------------------------------
     Health Care Equipment & Supplies--3.3%
     Alcon, Inc............................................                  15,100              2,458,129
     Hologic, Inc. (a).....................................                 112,864              2,460,435
     Intuitive Surgical, Inc. (a)..........................                   6,500              1,751,100
                                                                                              -------------
                                                                                                 6,669,664
     ------------------------------------------------------------------------------------------------------
     Health Care Providers & Services--1.0%
     Express Scripts, Inc. (a).............................                  31,700              1,988,224
     ------------------------------------------------------------------------------------------------------
     Hotels, Restaurants & Leisure--1.8%
     McDonald's Corp.......................................                  62,900              3,536,238
     ------------------------------------------------------------------------------------------------------
     Household Products--1.5%
     The Procter & Gamble Co...............................                  50,500              3,070,905
     ------------------------------------------------------------------------------------------------------
     IT Services--3.4%
     Infosys Technologies Ltd. (c).........................                  46,600              2,025,236
     MasterCard, Inc. Class A..............................                  10,200              2,708,304
     Visa, Inc. Class A....................................                  27,200              2,211,632
                                                                                              -------------
                                                                                                 6,945,172
     ------------------------------------------------------------------------------------------------------
     Industrial Conglomerates--0.9%
     General Electric Co...................................                  70,400              1,878,976
     ------------------------------------------------------------------------------------------------------
     Internet & Catalog Retail--0.8%
     Amazon.com, Inc. (a)..................................                  22,100              1,620,593
     ------------------------------------------------------------------------------------------------------
     Internet Software & Services--5.7%
     Akamai Technologies, Inc. (a).........................                  72,900              2,536,191
     Google, Inc. Class A (a)..............................                  17,200              9,054,424
                                                                                              -------------
                                                                                                11,590,615
     ------------------------------------------------------------------------------------------------------
     Life Sciences Tools & Services--3.0%
     Covance, Inc. (a).....................................                  22,800              1,961,256
     Thermo Fisher Scientific, Inc. (a)....................                  74,500              4,151,885
                                                                                              -------------
                                                                                                 6,113,141
     ------------------------------------------------------------------------------------------------------
     Machinery--1.9%
     Deere & Co............................................                  18,600              1,341,618
     Flowserve Corp........................................                  18,800              2,569,960
                                                                                              -------------
                                                                                                 3,911,578
     ------------------------------------------------------------------------------------------------------
     Metals & Mining--0.6%
     Freeport-McMoRan Copper &
        Gold, Inc. Class B.................................                   9,700              1,136,743
     ------------------------------------------------------------------------------------------------------
     Multiline Retail--0.7%
     J.C. Penney Co., Inc..................................                  38,300              1,389,907
     ------------------------------------------------------------------------------------------------------
     Oil, Gas & Consumable Fuels--3.1%
     Consol Energy, Inc....................................                  34,000              3,820,580
     Petroleo Brasileiro SA (c)............................                  35,000              2,479,050
                                                                                              -------------
                                                                                                 6,299,630
     ------------------------------------------------------------------------------------------------------
     Pharmaceuticals--4.6%
     Abbott Laboratories...................................                  57,900              3,066,963
     Johnson & Johnson.....................................                  49,900              3,210,566
     Teva Pharmaceutical Industries Ltd. (c)...............                  66,300              3,036,540
                                                                                              -------------
                                                                                                 9,314,069
     ------------------------------------------------------------------------------------------------------
     Semiconductors & Semiconductor
     Equipment--2.7%
     Intel Corp............................................                 161,100              3,460,428
     Nvidia Corp. (a)......................................                 101,850              1,906,632
                                                                                              -------------
                                                                                                 5,367,060
     ------------------------------------------------------------------------------------------------------
     Software--5.4%
     Adobe Systems, Inc. (a)...............................                  84,800              3,340,272
     Microsoft Corp........................................                 152,000              4,181,520
     Oracle Corp. (a)......................................                 165,100              3,467,100
                                                                                              -------------
                                                                                                10,988,892
     ------------------------------------------------------------------------------------------------------
     Specialty Retail--4.7%
     Abercrombie & Fitch Co. Class A.......................                  13,000                814,840
     Best Buy Co., Inc.....................................                  50,200              1,987,920
     GameStop Corp. Class A (a)............................                  45,400              1,834,160
     Lowe's Cos., Inc......................................                 131,900              2,736,925
     TJX Cos., Inc.........................................                  66,700              2,099,049
                                                                                              -------------
                                                                                                 9,472,894
     ------------------------------------------------------------------------------------------------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Fundamental Growth Portfolio
     Schedule of Investments June 30, 2008 (Concluded)          (Percentages shown are based on Net Assets)
     ======================================================================================================

     Common Stocks                                                          Shares                Value
     ------------------------------------------------------------------------------------------------------
     Textiles, Apparel & Luxury Goods--0.9%
     Coach, Inc. (a).......................................                  61,500           $  1,776,120
     ------------------------------------------------------------------------------------------------------
     Thrifts & Mortgage Finance--0.7%
     Fannie Mae............................................                  72,300              1,410,573
     ------------------------------------------------------------------------------------------------------
     Tobacco--1.4%
     Philip Morris International, Inc......................                  55,900              2,760,901
     ------------------------------------------------------------------------------------------------------
     Wireless Telecommunication Services--0.6%
     SBA Communications Corp. Class A (a)..................                  32,300              1,163,123
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks
     (Cost--$179,198,883)--95.9%                                                               193,542,542
     ======================================================================================================

     ======================================================================================================
                                                                          Beneficial
                                                                           Interest
     Short-Term Securities                                                   (000)
     ------------------------------------------------------------------------------------------------------
     BlackRock Liquidity Series, LLC Cash Sweep
        Series, 2.56% (d)(e)...............................                 $ 8,117              8,117,278
     BlackRock Liquidity Series, LLC
        Money Market Series, 2.70% (d)(e)(f)...............                   2,036              2,035,800
     ------------------------------------------------------------------------------------------------------
     Total Short-Term Securities
     (Cost--$10,153,078)--5.0%                                                                  10,153,078
     ======================================================================================================
     Options Purchased                                                     Contracts              Value
     ------------------------------------------------------------------------------------------------------
     Call Options Purchased
     Apple, Inc., expiring July 2008 at USD $135...........                     157           $    516,530
     Cisco Systems, Inc., expiring July 2008
        at USD $25.........................................                     884                 12,818
     Monsanto Co., expiring July 2008
        at USD $120........................................                     181                161,090
     ------------------------------------------------------------------------------------------------------
     Total Options Purchased
     (Premiums Paid--$719,142)--0.3%                                                               690,438
     ======================================================================================================
     Total Investments Before Options Written
     (Cost--$190,071,103*)--101.2%                                                             204,386,058
     ======================================================================================================

     ======================================================================================================
     Options Written
     ------------------------------------------------------------------------------------------------------
     Call Options Written
     Apple, Inc., expiring July 2008 at USD $155...........                     314               (460,010)
     Monsanto Co., expiring July 2008
        at USD $140 .......................................                     362                (39,820)
     ------------------------------------------------------------------------------------------------------
     Total Options Written
     (Premiums Received--$595,738)--(0.2%)                                                        (499,830)
     ======================================================================================================
     Total Investments, Net of Options Written
     (Cost--$189,475,365)--101.0% .................................................            203,886,228
     Liabilities in Excess of Other Assets--(1.0%).................................             (2,090,756)
                                                                                              -------------
     Net Assets--100.0%............................................................           $201,795,472
                                                                                              =============

     ------------------------------------------------------------------------------------------------------
   * The cost and unrealized appreciation (depreciation) of investments, as of June 30, 2008, as computed for federal income tax purposes, were as follows:

     Aggregate Cost................................................................           $190,474,959
                                                                                              =============
     Gross unrealized appreciation.................................................           $ 25,675,206
     Gross unrealized depreciation.................................................            (11,764,107)
                                                                                              -------------
     Net unrealized appreciation...................................................           $ 13,911,099
                                                                                              =============

 (a) Non-income producing security.

 (b) Security, or a portion of security, is on loan.

 (c) Depositary receipts.

 (d) Represents the current yield as of report date.

 (e) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                                               Net
                                                                            Activity              Interest
     Affiliate                                                                (000)                Income
     ------------------------------------------------------------------------------------------------------
     BlackRock Liquidity Series, LLC
       Cash Sweep Series..........................................               $8,117            $59,518
     BlackRock Liquidity Series, LLC
       Money Market Series........................................               $2,036            $17,396
     ------------------------------------------------------------------------------------------------------
 (f) Security was purchased with the cash proceeds from securities loans.

   o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

   o Effective January 1, 2008, the Portfolio adopted Financial Accounting
     Standards Board Statement of Financial Accounting Standards No. 157, "Fair
     Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

        o Level 1--price quotations in active markets/exchanges for identical securities

        o Level 2--other observable inputs (including, but not limited to:
          quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

        o Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available
          (including the Portfolio's own assumption used in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     For information about the Portfolio's policy regarding valuation of investments and other significant accounting policies, please refer to Note
     1 of the Notes to Financial Statements.

     The following table summarizes the inputs used as of June 30, 2008 in determining the fair valuation of the Portfolio's investments:

     ------------------------------------------------------------------------------------------------------
                                                                                                 Other
     Valuation                                                        Investments in           Financial
     Inputs                                                             Securities            Instruments*
     ------------------------------------------------------------------------------------------------------
     Level 1...............................................            $190,622,150           $    190,608
     Level 2...............................................             130,073,470                     --
     Level 3...............................................                      --                     --
     ------------------------------------------------------------------------------------------------------
     Total                                                             $203,695,620           $    190,608
                                                                       ====================================

  *  Other financial instruments are options.

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Global Allocation Portfolio
     Schedule of Investments June 30, 2008 (Unaudited)          (Percentages shown are based on Net Assets)
     ======================================================================================================

     Common Stocks                                                          Shares                Value
     ------------------------------------------------------------------------------------------------------
     Australia--0.8%
     Beverages--0.0%
     Coca-Cola Amatil Ltd..................................                  14,000           $     94,084
     ------------------------------------------------------------------------------------------------------
     Metals & Mining--0.5%
     BHP Billiton Ltd......................................                  15,500                659,687
     Newcrest Mining Ltd...................................                   7,340                203,707
     Oxiana Ltd. (a).......................................                  20,117                 50,333
     Rio Tinto Ltd.........................................                   4,700                608,122
                                                                                              -------------
                                                                                                 1,521,849
     ------------------------------------------------------------------------------------------------------
     Oil, Gas & Consumable Fuels--0.1%
     Woodside Petroleum Ltd................................                   6,800                439,527
     ------------------------------------------------------------------------------------------------------
     Paper & Forest Products--0.0%
     Great Southern Plantations Ltd........................                  21,200                 13,089
     ------------------------------------------------------------------------------------------------------
     Transportation Infrastructure--0.2%
     Macquarie Airports Group..............................                  40,200                 79,514
     Macquarie Infrastructure Group........................                 105,800                235,407
     Transurban Group......................................                  38,216                155,363
                                                                                              -------------
                                                                                                   470,284
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Australia                                                            2,538,833
     ======================================================================================================
     Austria--0.0%
     Diversified Telecommunication Services--0.0%
     Telekom Austria AG....................................                   1,600                 34,670
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Austria                                                                 34,670
     ======================================================================================================
     Belgium--0.1%
     Diversified Financial Services--0.1%
     Fortis................................................                  14,384                228,766
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Belgium                                                                228,766
     ======================================================================================================
     Brazil--2.3%
     Commercial Banks--0.2%
     Banco Bradesco SA.....................................                  13,994                284,751
     Uniao de Bancos Brasileiros SA (b)....................                   2,100                266,553
                                                                                              -------------
                                                                                                   551,304
     ------------------------------------------------------------------------------------------------------
     Electric Utilities--0.0%
     Cia Energetica de Minas Gerais (b)....................                   5,069                124,444
     ------------------------------------------------------------------------------------------------------
     Food & Staples Retailing--0.1%
     Cia Brasileira de Distribuicao Grupo
        pao de Acucar (a)(b)...............................                     394                  8,356
     Cia Brasileira de Distribuicao Grupo
        Pao de Acucar (Preference Shares)..................                  14,585                310,333
                                                                                              -------------
                                                                                                   318,689
     ------------------------------------------------------------------------------------------------------
     Food Products--0.3%
     Cosan SA Industria e Comercio.........................                   7,000                120,735
     JBS Sa Receipts (a)...................................                   8,660                 43,756
     SLC Agricola SA.......................................                  33,800                670,476
                                                                                              -------------
                                                                                                   834,967
     ------------------------------------------------------------------------------------------------------
     Household Durables--0.1%
     Cyrela Brazil Realty SA...............................                   4,900                 67,612
     Gafisa SA.............................................                  11,800                203,156
                                                                                              -------------
                                                                                                   270,768
     ------------------------------------------------------------------------------------------------------
     Metals & Mining--0.3%
     Companhia Vale do Rio Doce
        (Preference `A' Shares) (b)........................                  23,100                689,304
     Usinas Siderurgicas de Minas Gerais SA
        (Preference `A' Shares)............................                   7,550                371,448
                                                                                              -------------
                                                                                                 1,060,752
     ------------------------------------------------------------------------------------------------------
     Oil, Gas & Consumable Fuels--1.1%
     Petroleo Brasileiro SA (b)............................                  61,300              3,728,791
     ------------------------------------------------------------------------------------------------------
     Road & Rail--0.1%
     All America Latina Logistica SA.......................                  24,100                307,282
     ------------------------------------------------------------------------------------------------------
     Transportation Infrastructure--0.0%
     Obrascon Huarte Lain Brasil SA........................                   9,800                162,916
     ------------------------------------------------------------------------------------------------------
     Wireless Telecommunication Services--0.1%
     Vivo Participacoes SA (b).............................                  58,400                371,424
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Brazil                                                               7,731,337
     ======================================================================================================
     Canada--2.3%
     Auto Components--0.0%
     Magna International, Inc. (Class A)...................                     100                  5,924
     ------------------------------------------------------------------------------------------------------
     Communications Equipment--0.0%
     Nortel Networks Corp. (a).............................                   9,179                 75,451
     ------------------------------------------------------------------------------------------------------
     Diversified Telecommunication Services--0.0%
     BCE, Inc..............................................                     300                 10,443
     TELUS Corp............................................                   4,400                184,984
                                                                                              -------------
                                                                                                   195,427
     ------------------------------------------------------------------------------------------------------
     Food Products--0.1%
     Vittera, Inc. (a).....................................                  11,600                159,263
     ------------------------------------------------------------------------------------------------------
     Insurance--0.0%
     Sun Life Financial, Inc...............................                     200                  8,190
     ------------------------------------------------------------------------------------------------------
     Metals & Mining--1.4%
     Alamos Gold, Inc. (a).................................                  41,000                247,279
     Aurelian Resources, Inc. (a)..........................                  45,900                253,875
     Barrick Gold Corp.....................................                   8,694                395,577
     Eldorado Gold Corp. (a)...............................                  57,000                485,761
     Goldcorp, Inc.........................................                  19,400                895,698
     Golden Star Resources Ltd (a).........................                  17,300                 46,486
     Iamgold Corp..........................................                  28,900                174,845
     Kinross Gold Corp.....................................                  70,650              1,669,260
     Peak Gold Ltd. (a)(c).................................                  60,000                 45,896
     Yamaha Gold, Inc......................................                  34,800                578,806
                                                                                              -------------
                                                                                                 4,793,483
     ------------------------------------------------------------------------------------------------------
     Oil, Gas & Consumable Fuels--0.2%
     Canadian Natural Resources Ltd........................                   3,500                350,875
     EnCana Corp...........................................                     200                 18,186
     Imperial Oil Ltd......................................                     300                 16,521
     Petro-Canada..........................................                   4,200                235,151
     Talisman Energy, Inc..................................                   3,400                 75,278
                                                                                              -------------
                                                                                                   696,011
     ------------------------------------------------------------------------------------------------------
     Paper & Forest Products--0.1%
     Sino-Forest Corp. (a).................................                  12,400                217,185
     ------------------------------------------------------------------------------------------------------
     Road & Rail--0.3%
     Canadian Pacific Railway Ltd..........................                  14,600                967,535
     ------------------------------------------------------------------------------------------------------
     Wireless Telecommunication Services--0.2%
     Rogers Communications, Inc. Class B...................                  14,700                569,021
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Canada                                                               7,687,490
     ======================================================================================================
     Chile--0.2%
     Commercial Banks--0.1%
     Banco Santander Chile SA (b)..........................                   4,000                172,040
     ------------------------------------------------------------------------------------------------------
     Electric Utilities--0.0%
     Enersis SA (b)........................................                   4,700                 73,226
     ------------------------------------------------------------------------------------------------------
     Food & Staples Retailing--0.0%
     Centros Comerciales Sudamericanos SA..................                  37,300                112,669
     ------------------------------------------------------------------------------------------------------
     Multiline Retail--0.1%
     SACI Falabella........................................                  40,200                170,844
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Chile                                                                  528,779
     ======================================================================================================

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Global Allocation Portfolio
     Schedule of Investments June 30, 2008 (Continued)          (Percentages shown are based on Net Assets)
     ======================================================================================================

     Common Stocks                                                          Shares                Value
     ------------------------------------------------------------------------------------------------------
     China--1.1%
     Automobiles--0.0%
     Denway Motors Ltd.....................................                 200,000           $     77,261
     ------------------------------------------------------------------------------------------------------
     Diversified Telecommunication Services--0.0%
     China Communications Services Corp. Ltd...............                   6,700                  4,887
     ------------------------------------------------------------------------------------------------------
     Electrical Equipment--0.0%
     Shanghai Electric Group Corp..........................                 289,000                141,753
     ------------------------------------------------------------------------------------------------------
     Food Products--0.2%
     Chaoda Modern Agriculture Holdings Ltd................                 485,763                614,552
     ------------------------------------------------------------------------------------------------------
     Independent Power Producers &
     Energy Traders--0.0%
     Huaneng Power International, Inc......................                  39,000                 27,062
     ------------------------------------------------------------------------------------------------------
     Industrial Conglomerates--0.3%
     Beijing Enterprises Holdings Ltd......................                 204,867                671,522
     Tianjin Development Holdings Ltd......................                 345,000                219,389
                                                                                              -------------
                                                                                                   890,911
     ------------------------------------------------------------------------------------------------------
     Insurance--0.1%
     China Life Insurance Co. Ltd. (b).....................                   4,033                210,442
     Ping An Insurance Group Co. of China Ltd..............                  18,000                134,153
                                                                                              -------------
                                                                                                   344,595
     ------------------------------------------------------------------------------------------------------
     Oil, Gas & Consumable Fuels--0.2%
     China Shenhua Energy Co. Ltd. Class H.................                 156,400                615,541
     ------------------------------------------------------------------------------------------------------
     Road & Rail--0.0%
     Guangshen Railway Co. Ltd.............................                  79,600                 36,034
     ------------------------------------------------------------------------------------------------------
     Transportation Infrastructure--0.2%
     Hainan Meilan International Airport Co., Ltd..........                  48,500                 44,741
     Jiangsu Express.......................................                  46,000                 37,700
     Tianjin Port Development Holdings Ltd.................                 403,700                162,407
     Xiamen International Port Co. Ltd.....................                 388,900                 97,995
                                                                                              -------------
                                                                                                   342,843
     ------------------------------------------------------------------------------------------------------
     Wireless Telecommunication Services--0.1%
     China Mobile Ltd......................................                  32,500                436,242
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in China                                                                3,531,681
     ======================================================================================================
     Denmark--0.1%
     Commercial Banks--0.1%
     Danske Bank A/S.......................................                   5,453                157,018
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Denmark                                                                157,018
     ======================================================================================================
     Egypt--0.1%
     Diversified Telecommunication Services--0.1%
     Telecom Egypt.........................................                 125,747                388,119
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Egypt                                                                  388,119
     ======================================================================================================
     Finland--0.0%
     Communications Equipment--0.0%
     Nokia Oyj (b).........................................                     400                  9,800
     ------------------------------------------------------------------------------------------------------
     Electric Utilities--0.0%
     Fortum Oyj............................................                   2,750                139,193
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Finland                                                                148,993
     ======================================================================================================
     France--0.9%
     Commercial Banks--0.1%
     Societe Generale SA...................................                   2,822                244,665
     ------------------------------------------------------------------------------------------------------
     Diversified Telecommunication Services--0.2%
     France Telecom SA.....................................                  18,500                542,552
     ------------------------------------------------------------------------------------------------------
     Electric Utilities--0.1%
     Electricite de France SA..............................                   3,531                334,495
     ------------------------------------------------------------------------------------------------------
     Health Care Equipment & Supplies--0.1%
     Cie Generale d'Optique Essilor
        International SA...................................                   7,000                426,996
     ------------------------------------------------------------------------------------------------------
     Machinery--0.1%
     Vallourec SA..........................................                   1,007                352,179
     ------------------------------------------------------------------------------------------------------
     Multi-Utilities--0.1%
     Suez SA...............................................                   4,727                320,432
     ------------------------------------------------------------------------------------------------------
     Oil, Gas & Consumable Fuels--0.2%
     Total SA..............................................                   8,541                726,998
     ------------------------------------------------------------------------------------------------------
     Pharmaceuticals--0.0%
     Sanofi-Aventis (b)....................................                     400                 13,292
     ------------------------------------------------------------------------------------------------------
     Software--0.0%
     Inforgrames Entertainment SA (a)......................                   1,824                 29,264
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in France                                                               2,990,873
     ======================================================================================================
     Germany--1.1%
     Air Freight & Logistics--0.1%
     Deutsche Post AG......................................                  14,624                381,821
     ------------------------------------------------------------------------------------------------------
     Automobiles--0.1%
     Bayerische Motoren Werke AG...........................                   1,800                 86,484
     DaimlerChrysler AG....................................                   5,264                326,505
                                                                                              -------------
                                                                                                   412,989
     ------------------------------------------------------------------------------------------------------
     Chemicals--0.2%
     Bayer AG..............................................                   6,502                547,068
     Bayer AG (b)..........................................                     200                 16,808
                                                                                              -------------
                                                                                                   563,876
     ------------------------------------------------------------------------------------------------------
     Diversified Telecommunication Services--0.1%
     Deutsche Telekom AG...................................                  24,901                408,134
     ------------------------------------------------------------------------------------------------------
     Electric Utilities--0.2%
     E.ON AG...............................................                   3,543                714,073
     ------------------------------------------------------------------------------------------------------
     Industrial Conglomerates--0.2%
     Siemens AG............................................                   5,365                594,766
     ------------------------------------------------------------------------------------------------------
     Insurance--0.2%
     Allianz AG Registered Shares..........................                   2,907                511,352
     ------------------------------------------------------------------------------------------------------
     Machinery--0.0%
     MG Technologies AG....................................                   2,643                 93,317
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Germany                                                              3,680,328
     ======================================================================================================
     Hong Kong--0.6%
     Electric Utilities--0.1%
     Cheung Kong Infrastructure Holdings Ltd...............                  75,500                319,909
     ------------------------------------------------------------------------------------------------------
     Industrial Conglomerates--0.1%
     Hutchison Whampoa Ltd.................................                  44,500                448,752
     ------------------------------------------------------------------------------------------------------
     Real Estate Investment Trusts (REITs)--0.1%
     The Link REIT.........................................                 112,000                255,197
     ------------------------------------------------------------------------------------------------------
     Real Estate Management & Development--0.3%
     Cheung Kong Holdings Ltd..............................                  20,000                270,460
     Sun Hung Kai Properties Ltd...........................                  25,200                342,571
     Wharf Holdings Ltd....................................                  59,150                247,639
                                                                                              -------------
                                                                                                   860,670
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Hong Kong                                                            1,884,528
     ======================================================================================================
     India--0.8%
     Automobiles--0.0%
     Bajaj Auto Ltd........................................                   2,700                 28,261
     ------------------------------------------------------------------------------------------------------
     Beverages--0.0%
     United Spirits Ltd....................................                   1,706                 49,556
     ------------------------------------------------------------------------------------------------------
     Commercial Banks--0.1%
     State Bank of India Ltd...............................                   7,700                199,468
     ------------------------------------------------------------------------------------------------------
     Construction & Engineering--0.1%
     Larsen & Toubro Ltd...................................                   3,300                167,921
     ------------------------------------------------------------------------------------------------------
     Diversified Financial Services--0.0%
     Bajaj Holdings and Investments Ltd....................                   2,700                 27,313
     Reliance Capital Ltd..................................                   1,990                 41,959
                                                                                              -------------
                                                                                                    69,272
     ------------------------------------------------------------------------------------------------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Global Allocation Portfolio
     Schedule of Investments June 30, 2008 (Continued)          (Percentages shown are based on Net Assets)
     ======================================================================================================

     Common Stocks                                                          Shares                Value
     ------------------------------------------------------------------------------------------------------
     India (concluded)
     Electric Utilities--0.0%
     Reliance Infrastructure Ltd...........................                      57           $      1,039
     ------------------------------------------------------------------------------------------------------
     Electrical Equipment--0.1%
     Bharat Heavy Electricals Ltd..........................                   8,300                266,643
     ------------------------------------------------------------------------------------------------------
     IT Services--0.0%
     Infosys Technologies Ltd..............................                   2,200                 89,296
     ------------------------------------------------------------------------------------------------------
     Insurance--0.0%
     Bajaj Finserv Ltd.....................................                   2,700                 33,752
     ------------------------------------------------------------------------------------------------------
     Media--0.1%
     Wire and Wireless India Ltd. (a)......................                  63,405                 31,833
     Zee News Ltd..........................................                  57,331                 61,340
     Zee Telefilms Ltd.....................................                  57,611                268,123
                                                                                              -------------
                                                                                                   361,296
     ------------------------------------------------------------------------------------------------------
     Oil, Gas & Consumable Fuels--0.2%
     Hindustan Petroleum Corp..............................                   4,000                 16,434
     Reliance Industries Ltd...............................                  16,000                780,005
                                                                                              -------------
                                                                                                   796,439
     ------------------------------------------------------------------------------------------------------
     Pharmaceuticals--0.0%
     Wockhardt Ltd.........................................                   3,000                 12,841
     ------------------------------------------------------------------------------------------------------
     Road & Rail--0.1%
     Container Corp. of India..............................                  12,000                217,429
     ------------------------------------------------------------------------------------------------------
     Thrifts & Mortgage Finance--0.1%
     Housing Development Finance Corp......................                   6,000                274,687
     ------------------------------------------------------------------------------------------------------
     Wireless Telecommunication Services--0.0%
     Reliance Communication Ventures Ltd...................                  16,000                165,305
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in India                                                                2,733,205
     ======================================================================================================
     Indonesia--0.1%
     Oil, Gas & Consumable Fuels--0.1%
     Bumi Resources Tbk PT.................................                 517,934                462,233
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Indonesia                                                              462,233
     ======================================================================================================
     Israel--0.1%
     Pharmaceuticals--0.1%
     Teva Pharmaceutical Industries Ltd. (b)...............                   3,634                166,437
     ------------------------------------------------------------------------------------------------------
     Software--0.0%
     AFI Development Plc (a)(b)............................                  13,800                105,708
     Check Point Software Technologies Ltd. (a)............                     800                 18,936
     Ectel Ltd. (a)(b).....................................                   4,906                  9,174
                                                                                              -------------
                                                                                                   133,818
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Israel                                                                 300,255
     ======================================================================================================
     Italy--0.5%
     Commercial Banks--0.2%
     Banca Intesa SpA......................................                  47,172                268,203
     Unicredit SpA.........................................                  65,510                398,540
                                                                                              -------------
                                                                                                   666,743
     ------------------------------------------------------------------------------------------------------
     Diversified Telecommunication Services--0.1%
     Telecom Italia SpA....................................                 139,783                279,580
     ------------------------------------------------------------------------------------------------------
     Oil, Gas & Consumable Fuels--0.2%
     Eni SpA...............................................                  15,230                565,801
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Italy                                                                1,512,124
     ======================================================================================================
     Japan--6.3%
     Auto Components--0.1%
     Toyota Industries Corp................................                  10,000                321,070
     ------------------------------------------------------------------------------------------------------
     Automobiles--0.2%
     Honda Motor Co., Ltd..................................                   3,500                119,443
     Suzuki Motor Corp.....................................                  26,000                615,799
                                                                                              -------------
                                                                                                   735,242
     ------------------------------------------------------------------------------------------------------
     Beverages--0.4%
     Coca-Cola Central Japan Co., Ltd......................                      13                101,637
     Coca-Cola West Holdings Co., Ltd......................                  16,918                394,825
     Hokkaido Coca-Cola Bottling Co., Ltd..................                   7,000                 40,242
     Kirin Holdings Co., Ltd...............................                  29,000                453,482
     Mikuni Coca-Cola Bottling Co., Ltd....................                  23,000                229,508
                                                                                              -------------
                                                                                                 1,219,694
     ------------------------------------------------------------------------------------------------------
     Building Products--0.2%
     Asahi Glass Co., Ltd..................................                  22,500                272,406
     Daikin Industries Ltd.................................                   4,900                247,758
                                                                                              -------------
                                                                                                   520,164
     ------------------------------------------------------------------------------------------------------
     Chemicals--0.5%
     Mitsubishi Rayon Co., Ltd.............................                 130,000                410,051
     Shin-Etsu Chemical Co., Ltd...........................                   9,800                608,140
     Sumitomo Chemical Co., Ltd............................                  71,000                447,306
     Ube Industries Ltd....................................                  22,000                 77,926
                                                                                              -------------
                                                                                                 1,543,423
     ------------------------------------------------------------------------------------------------------
     Commercial Banks--0.2%
     The Bank of Yokohama Ltd..............................                   8,533                 59,008
     Fukuoka Financial Group, Inc..........................                  33,497                151,424
     Shinsei Bank Ltd......................................                  29,000                 99,416
     Sumitomo Mitsui Financial Group, Inc..................                      60                451,212
                                                                                              -------------
                                                                                                   761,060
     ------------------------------------------------------------------------------------------------------
     Construction & Engineering--0.3%
     JGC Corp..............................................                  17,000                334,758
     Kinden Corp...........................................                  17,000                171,618
     Okumura Corp..........................................                  51,200                207,433
     Toda Corp.............................................                  29,400                107,467
                                                                                              -------------
                                                                                                   821,276
     ------------------------------------------------------------------------------------------------------
     Consumer Finance--0.1%
     Credit Saison Co., Ltd................................                   7,100                148,934
     ------------------------------------------------------------------------------------------------------
     Diversified Financial Services--0.2%
     NCB Holdings Ltd. (a).................................                     860                 31,820
     RHJ International (a).................................                  41,300                514,994
     RHJ International (a)(b)(d)...........................                  11,100                139,812
                                                                                              -------------
                                                                                                   686,626
     ------------------------------------------------------------------------------------------------------
     Electronic Equipment & Instruments--0.2%
     Hoya Corp.............................................                  17,300                400,706
     Murata Manufacturing Co., Ltd.........................                   6,500                306,661
                                                                                              -------------
                                                                                                   707,367
     ------------------------------------------------------------------------------------------------------
     Food & Staples Retailing--0.2%
     Ministop Co., Ltd.....................................                   4,500                 96,477
     Seven & I Holdings Co. Ltd............................                  18,600                532,576
                                                                                              -------------
                                                                                                   629,053
     ------------------------------------------------------------------------------------------------------
     Food Products--0.0%
     Ajinomoto Co., Inc....................................                   7,600                 72,002
     House Foods Corp......................................                   2,900                 46,737
                                                                                              -------------
                                                                                                   118,739
     ------------------------------------------------------------------------------------------------------
     Gas Utilities--0.1%
     Tokyo Gas Co., Ltd....................................                 111,000                448,494
     ------------------------------------------------------------------------------------------------------
     Household Durables--0.3%
     Matsushita Electric Industrial Co., Ltd...............                  24,500                524,148
     Rinnai Corp...........................................                   3,800                145,497
     Sekisui House Ltd.....................................                  44,500                416,043
     Sony Corp. (b)........................................                     400                 17,496
                                                                                              -------------
                                                                                                 1,103,184
     ------------------------------------------------------------------------------------------------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Global Allocation Portfolio
     Schedule of Investments June 30, 2008 (Continued)          (Percentages shown are based on Net Assets)
     ======================================================================================================

     Common Stocks                                                          Shares                Value
     ------------------------------------------------------------------------------------------------------
     Japan (concluded)
     Insurance--1.2%
     Aioi Insurance Co., Ltd...............................                 122,000           $    651,321
     Mitsui Sumitomo Insurance
        Group Holdings, Inc................................                  32,300              1,116,341
     Nipponkoa Insurance Co., Ltd..........................                  75,300                653,972
     Tokio Marine Holdings, Inc............................                  40,000              1,559,004
                                                                                              -------------
                                                                                                 3,980,638
     ------------------------------------------------------------------------------------------------------
     Machinery--0.1%
     Kubota Corp...........................................                  44,500                319,817
     Tadano Ltd............................................                   2,000                 21,535
                                                                                              -------------
                                                                                                   341,352
     ------------------------------------------------------------------------------------------------------
     Media--0.1%
     Toho Co., Ltd.........................................                  13,000                265,697
     ------------------------------------------------------------------------------------------------------
     Office Electronics--0.2%
     Canon, Inc............................................                  12,350                635,728
     ------------------------------------------------------------------------------------------------------
     Pharmaceuticals--0.7%
     Astellas Pharma, Inc..................................                  20,700                880,271
     Mitsubishi Tanabe Pharma Corp.........................                  21,000                274,502
     Takeda Pharmaceutical Co., Ltd........................                  23,700              1,205,370
                                                                                              -------------
                                                                                                 2,360,143
     ------------------------------------------------------------------------------------------------------
     Real Estate Management & Development--0.1%
     Daiwa House Industry Co., Ltd.........................                  17,500                164,740
     Marco Polo Investment Holdings Ltd. (a)...............                     105                 29,400
     NTT Urban Development Co..............................                     140                183,537
                                                                                              -------------
                                                                                                   377,677
     ------------------------------------------------------------------------------------------------------
     Road & Rail--0.2%
     East Japan Railway Co.................................                      76                619,044
     ------------------------------------------------------------------------------------------------------
     Specialty Retail--0.0%
     Shimachu Co., Ltd.....................................                   2,500                 60,948
     ------------------------------------------------------------------------------------------------------
     Textiles, Apparel & Luxury Goods--0.0%
     Asics Corp............................................                   6,800                 74,322
     ------------------------------------------------------------------------------------------------------
     Tobacco--0.1%
     Japan Tobacco, Inc....................................                      75                319,864
     ------------------------------------------------------------------------------------------------------
     Trading Companies & Distributors--0.3%
     Mitsubishi Corp.......................................                  31,000              1,021,472
     ------------------------------------------------------------------------------------------------------
     Wireless Telecommunication Services--0.3%
     KDDI Corp.............................................                      25                154,686
     NTT DoCoMo, Inc.......................................                     647                948,981
                                                                                              -------------
                                                                                                 1,103,667
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Japan                                                               20,924,878
     ======================================================================================================
     Kazakhstan--0.1%
     Oil, Gas & Consumable Fuels--0.1%
     KazMunaiGas Exploration Production (b)................                  10,300                301,275
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Kazakhstan                                                             301,275
     ======================================================================================================
     Luxembourg--0.2%
     Metals & Mining--0.2%
     ArcelorMittal.........................................                   5,503                541,153
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Luxembourg                                                             541,153
     ======================================================================================================
     Malaysia--0.4%
     Diversified Telecommunication Services--0.0%
     Telekom Malaysia Bhd..................................                  55,000                 53,631
     ------------------------------------------------------------------------------------------------------
     Electric Utilities--0.1%
     Tenaga Nasional Bhd...................................                 163,487                408,991
     ------------------------------------------------------------------------------------------------------
     Food Products--0.2%
     IOI Corp. Bhd.........................................                 219,895                502,335
     ------------------------------------------------------------------------------------------------------
     Tobacco--0.1%
     British American Tobacco Malaysia Bhd.................                  13,200                178,822
     ------------------------------------------------------------------------------------------------------
     Transportation Infrastructure--0.0%
     PLUS Expressways Bhd..................................                  44,600                 35,421
     ------------------------------------------------------------------------------------------------------
     Wireless Telecommunication Services--0.0%
     TM International BhD (a)..............................                  55,000                103,519
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Malaysia                                                             1,282,719
     ======================================================================================================
     Mexico--0.3%
     Beverages--0.1%
     Fomento Economico Mexicano, SA de CV (b)..............                  10,200                464,202
     ------------------------------------------------------------------------------------------------------
     Household Durables--0.0%
     Urbi, Desarrollos Urbanos, SA de CV (a)...............                   8,800                 30,419
     ------------------------------------------------------------------------------------------------------
     Media--0.0%
     Megacable Holdings SAB de CV (a)......................                   3,000                  8,724
     ------------------------------------------------------------------------------------------------------
     Wireless Telecommunication Services--0.2%
     America Movil, SA de CV (b)...........................                   9,000                474,750
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Mexico                                                                 978,095
     ======================================================================================================
     Netherlands--0.2%
     Chemicals--0.1%
     Akzo Nobel NV.........................................                   5,720                391,442
     ------------------------------------------------------------------------------------------------------
     Diversified Telecommunication Services--0.1%
     Koninklijke KPN NV....................................                   6,700                114,549
     ------------------------------------------------------------------------------------------------------
     Food Products--0.0%
     Unilever NV (b).......................................                   3,800                107,920
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in the Netherlands                                                        613,911
     ======================================================================================================
     New Zealand--0.1%
     Diversified Telecommunication Services--0.0%
     Telecom Corp. of New Zealand Ltd......................                  20,989                 57,035
     ------------------------------------------------------------------------------------------------------
     Electric Utilities--0.1%
     Contact Energy Ltd....................................                  22,700                138,154
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in New Zealand                                                            195,189
     ======================================================================================================
     Norway--0.2%
     Commercial Banks--0.1%
     DnB NOR ASA...........................................                  27,526                349,694
     ------------------------------------------------------------------------------------------------------
     Diversified Telecommunication Services--0.0%
     Telenor ASA...........................................                   6,700                125,773
     ------------------------------------------------------------------------------------------------------
     Oil, Gas & Consumable Fuels--0.1%
     Statoilhydro ASA......................................                   7,058                263,332
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Norway                                                                 738,799
     ======================================================================================================
     Peru--0.0%
     Metals & Mining--0.0%
     Southern Copper Corp..................................                     200                 21,326
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Peru                                                                    21,326
     ======================================================================================================
     Philippines--0.0%
     Independent Power Producers & Energy Traders--0.0%
     First Gen Corp........................................                   6,000                  3,734
     PNOC Energy Development Corp..........................                  96,000                 11,092
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in the Philippines                                                         14,826
     ======================================================================================================
     Russia--0.7%
     Metals & Mining--0.4%
     Cherepovets MK Severstal (b)..........................                  12,500                328,750
     Kuzbassrazrezugol (a).................................                 497,762                438,031
     Novolipetsk Steel (b).................................                   4,100                232,470
     Polyus Gold Co. ZAO (b)...............................                  11,500                333,500
                                                                                              -------------
                                                                                                 1,332,751
     ------------------------------------------------------------------------------------------------------
     Oil, Gas & Consumable Fuels--0.3%
     OAO Gazprom (b).......................................                  18,200              1,057,940
     ------------------------------------------------------------------------------------------------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Global Allocation Portfolio
     Schedule of Investments June 30, 2008 (Continued)          (Percentages shown are based on Net Assets)
     ======================================================================================================

     Common Stocks                                                          Shares                Value
     ------------------------------------------------------------------------------------------------------
     Russia (concluded)
     Transportation Infrastructure--0.0%
     Novorossiysk Commercial Sea Port (b)..................                   6,100           $     91,317
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Russia                                                               2,482,008
     ======================================================================================================
     Singapore--1.2%
     Commercial Banks--0.1%
     Oversea-Chinese Banking Corp..........................                  42,400                255,386
     ------------------------------------------------------------------------------------------------------
     Diversified Telecommunication Services--0.2%
     Singapore Telecommunications Ltd......................                 304,200                810,917
     ------------------------------------------------------------------------------------------------------
     Health Care Providers & Services--0.1%
     Parkway Holdings Ltd..................................                 170,866                291,536
     ------------------------------------------------------------------------------------------------------
     Industrial Conglomerates--0.3%
     Fraser and Neave Ltd..................................                  96,000                320,277
     Keppel Corp. Ltd......................................                  98,000                803,842
                                                                                              -------------
                                                                                                 1,124,119
     ------------------------------------------------------------------------------------------------------
     Machinery--0.1%
     SembCorp Marine Ltd...................................                  55,600                165,736
     ------------------------------------------------------------------------------------------------------
     Media--0.0%
     Singapore Press Holdings Ltd..........................                  43,000                134,448
     ------------------------------------------------------------------------------------------------------
     Real Estate Investment Trusts (REITs)--0.0%
     Parkway Life Real Estate Investment Trust.............                   7,875                  6,533
     ------------------------------------------------------------------------------------------------------
     Real Estate Management & Development--0.2%
     CapitaLand Ltd........................................                  99,200                416,847
     Keppel Land Ltd.......................................                  47,700                174,220
                                                                                              -------------
                                                                                                   591,067
     ------------------------------------------------------------------------------------------------------
     Trading Companies & Distributors--0.1%
     Noble Group Ltd.......................................                  92,460                161,833
     ------------------------------------------------------------------------------------------------------
     Wireless Telecommunication Services--0.1%
     MobileOne Ltd.........................................                 132,400                183,460
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Singapore                                                            3,725,035
     ======================================================================================================
     South Africa--0.3%
     Metals & Mining--0.2%
     Anglo Platinum Ltd....................................                   1,100                182,938
     Gold Fields Ltd. (b)..................................                  10,600                134,090
     Impala Platinum Holdings Ltd..........................                   4,300                168,987
     Katanga Mining Ltd. (a)...............................                   5,900                 75,392
                                                                                              -------------
                                                                                                   561,407
     ------------------------------------------------------------------------------------------------------
     Oil, Gas & Consumable Fuels--0.1%
     Sasol Ltd.............................................                   2,900                170,708
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in South Africa                                                           732,115
     ======================================================================================================
     South Korea--1.4%
     Chemicals--0.1%
     Samsung Fine Chemicals Co., Ltd.......................                   5,500                275,468
     ------------------------------------------------------------------------------------------------------
     Commercial Banks--0.1%
     Daegu Bank............................................                   5,000                 66,423
     Hana Financial Group, Inc.............................                   2,300                 88,503
     Kookmin Bank..........................................                   2,600                152,808
     Pusan Bank............................................                   5,800                 77,570
                                                                                              -------------
                                                                                                   385,304
     ------------------------------------------------------------------------------------------------------
     Diversified Telecommunication Services--0.2%
     KT Corp. (b)..........................................                  25,000                533,000
     ------------------------------------------------------------------------------------------------------
     Electric Utilities--0.1%
     Korea Electric Power Corp.............................                   6,600                193,684
     ------------------------------------------------------------------------------------------------------
     Electrical Equipment--0.1%
     LS Corp...............................................                   3,400                297,426
     ------------------------------------------------------------------------------------------------------
     Electronic Equipment & Instruments--0.0%
     Fine DNC Co., Ltd.....................................                   9,000                 26,980
     Interflex Co., Ltd....................................                   8,100                 32,884
                                                                                              -------------
                                                                                                    59,864
     ------------------------------------------------------------------------------------------------------
     Food Products--0.1%
     CJ Cheil Jedang Corp. (a).............................                     643                168,082
     Nong Shim Co., Ltd....................................                     400                 85,486
                                                                                              -------------
                                                                                                   253,568
     ------------------------------------------------------------------------------------------------------
     Hotels, Restaurants & Leisure--0.0%
     Paradise Co. Ltd......................................                  22,532                 73,202
     ------------------------------------------------------------------------------------------------------
     Industrial Conglomerates--0.0%
     CJ Corp...............................................                   1,157                 68,508
     ------------------------------------------------------------------------------------------------------
     Insurance--0.2%
     Dongbu Insurance Co., Ltd.............................                   4,000                146,699
     Korean Reinsurance Co.................................                  15,536                178,647
     Meritz Fire & Marine Insurance Co. Ltd................                  23,751                229,116
                                                                                              -------------
                                                                                                   554,462
     ------------------------------------------------------------------------------------------------------
     Metals & Mining--0.2%
     POSCO (b).............................................                   6,100                791,658
     ------------------------------------------------------------------------------------------------------
     Multiline Retail--0.0%
     Lotte Shopping Co. (b)(d).............................                   3,500                 52,112
     ------------------------------------------------------------------------------------------------------
     Semiconductors & Semiconductor Equipment--0.0%
     Samsung Electronics Co., Ltd..........................                     200                119,488
     ------------------------------------------------------------------------------------------------------
     Textiles, Apparel & Luxury Goods--0.0%
     Cheil Industries, Inc.................................                   3,000                138,833
     ------------------------------------------------------------------------------------------------------
     Tobacco--0.2%
     KT&G Corp.............................................                   7,700                662,866
     ------------------------------------------------------------------------------------------------------
     Wireless Telecommunication Services--0.1%
     SK Telecom Co., Ltd...................................                     900                163,074
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in South Korea                                                          4,622,517
     ======================================================================================================
     Spain--0.1%
     Commercial Banks--0.1%
     Banco Santander SA....................................                  25,821                471,082
     ------------------------------------------------------------------------------------------------------
     Independent Power Producers & Energy Traders--0.0%
     Iberdrola Renovables (a)..............................                  19,200                147,921
     ------------------------------------------------------------------------------------------------------
     Transportation Infrastructure--0.0%
     Cintra Concesiones de Infraestructuras
        de Transporte SA...................................                   9,371                104,550
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Spain                                                                  723,553
     ======================================================================================================
     Switzerland--1.1%
     Capital Markets--0.1%
     Credit Suisse Group AG................................                   9,817                446,840
     ------------------------------------------------------------------------------------------------------
     Diversified Telecommunication Services--0.1%
     Swisscom AG...........................................                     984                327,735
     ------------------------------------------------------------------------------------------------------
     Food Products--0.4%
     Nestle SA Registered Shares...........................                  26,640              1,200,523
     ------------------------------------------------------------------------------------------------------
     Insurance--0.1%
     Zurich Financial Services AG..........................                   1,562                398,083
     ------------------------------------------------------------------------------------------------------
     Pharmaceuticals--0.4%
     Novartis AG Registered Shares.........................                  14,170                779,806
     Roche Holding AG......................................                   2,681                481,970
                                                                                              -------------
                                                                                                 1,261,776
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Switzerland                                                          3,634,957
     ======================================================================================================
     Taiwan--0.9%
     Commercial Banks--0.0%
     Chinatrust Financial Holding Co.......................                 149,300                144,018
     ------------------------------------------------------------------------------------------------------
     Construction Materials--0.1%
     Taiwan Cement Corp....................................                 308,044                415,489
     ------------------------------------------------------------------------------------------------------
     Diversified Financial Services--0.0%
     Fubon Financial Holding Co. Ltd.......................                 103,000                105,142
     ------------------------------------------------------------------------------------------------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Global Allocation Portfolio
     Schedule of Investments June 30, 2008 (Continued)          (Percentages shown are based on Net Assets)
     ======================================================================================================

     Common Stocks                                                          Shares                Value
     ------------------------------------------------------------------------------------------------------
     Taiwan (concluded)
     Diversified Telecommunication Services--0.4%
     Chunghwa Telecom Co., Ltd.............................                  97,220           $    250,189
     Chunghwa Telecom Co., Ltd. (b)........................                  36,270                920,170
                                                                                              -------------
                                                                                                 1,170,359
     ------------------------------------------------------------------------------------------------------
     Electronic Equipment & Instruments--0.2%
     Delta Electronics, Inc................................                 126,698                351,978
     HON HAI Precision Industry Co., Ltd...................                  41,000                201,621
                                                                                              -------------
                                                                                                   553,599
     ------------------------------------------------------------------------------------------------------
     Insurance--0.1%
     Cathay Financial Holding Co., Ltd.....................                 107,413                233,340
     ------------------------------------------------------------------------------------------------------
     Semiconductors & Semiconductor Equipment--0.1%
     Taiwan Semiconductor
        Manufacturing Co., Ltd.............................                  44,000                 93,494
     Taiwan Semiconductor
        Manufacturing Co., Ltd. (b)........................                  13,000                141,830
                                                                                              -------------
                                                                                                   235,324
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Taiwan                                                               2,857,271
     ======================================================================================================
     Thailand--0.3%
     Commercial Banks--0.1%
     Siam Commercial Bank Pcl..............................                 153,000                354,643
     ------------------------------------------------------------------------------------------------------
     Construction Materials--0.0%
     Siam Cement Pcl Foreign Shares........................                  10,200                 60,747
     ------------------------------------------------------------------------------------------------------
     Electronic Equipment & Instruments--0.0%
     Hana Microelectronics Pcl.............................                 132,400                 72,467
     ------------------------------------------------------------------------------------------------------
     Oil, Gas & Consumable Fuels--0.1%
     PTT Exploration & Production Pcl......................                  17,300                 99,862
     PTT Public Company THB10..............................                  34,400                310,716
                                                                                              -------------
                                                                                                   410,578
     ------------------------------------------------------------------------------------------------------
     Transportation Infrastructure--0.1%
     Airports of Thailand Pcl..............................                  77,100                112,416
     Bangkok Expressway Pcl Foreign Shares.................                  99,000                 48,264
                                                                                              -------------
                                                                                                   160,680
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in Thailand                                                             1,059,115
     ======================================================================================================
     United Kingdom--2.7%
     Aerospace & Defense--0.2%
     BAE Systems Plc.......................................                  54,747                480,531
     ------------------------------------------------------------------------------------------------------
     Beverages--0.4%
     Diageo Plc (b)........................................                  17,400              1,285,338
     ------------------------------------------------------------------------------------------------------
     Commercial Banks--0.1%
     Barclays Plc..........................................                  23,224                131,761
     HSBC Holdings Plc.....................................                  15,277                235,228
                                                                                              -------------
                                                                                                   366,989
     ------------------------------------------------------------------------------------------------------
     Diversified Financial Services--0.1%
     Guinness Peat Group Plc...............................                 132,785                138,526
     ------------------------------------------------------------------------------------------------------
     Food Products--0.3%
     Cadbury Plc (b).......................................                   7,872                396,119
     Premier Foods Plc.....................................                  16,300                 30,766
     Unilever Plc..........................................                  19,923                566,049
                                                                                              -------------
                                                                                                   992,934
     ------------------------------------------------------------------------------------------------------
     Insurance--0.1%
     Prudential Plc........................................                  31,365                330,830
     ------------------------------------------------------------------------------------------------------
     Metals & Mining--0.3%
     Anglo American Plc....................................                   7,973                559,973
     BHP Billiton Plc......................................                  15,298                586,678
                                                                                              -------------
                                                                                                 1,146,651
     ------------------------------------------------------------------------------------------------------
     Oil, Gas & Consumable Fuels--0.6%
     BP Plc................................................                  67,382                780,996
     Royal Dutch Shell Plc (b).............................                   1,300                106,223
     Royal Dutch Shell Plc Class B.........................                  23,360                935,406
                                                                                              -------------
                                                                                                 1,822,625
     ------------------------------------------------------------------------------------------------------
     Pharmaceuticals--0.1%
     GlaxoSmithKline Plc...................................                  21,468                474,566
     ------------------------------------------------------------------------------------------------------
     Tobacco--0.1%
     British American Tobacco Plc..........................                  13,322                459,527
     ------------------------------------------------------------------------------------------------------
     Wireless Telecommunication Services--0.4%
     Vodafone Group Plc....................................                 375,774              1,107,146
     Vodafone Group Plc (b)................................                  10,422                307,032
                                                                                              -------------
                                                                                                 1,414,178
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in the United Kingdom                                                   8,912,695
     ======================================================================================================
     United States--30.3%
     Aerospace & Defense--0.3%
     Boeing Co.............................................                  10,000                657,200
     General Dynamics Corp.................................                   1,800                151,560
     Goodrich Corp.........................................                     200                  9,492
     Honeywell International, Inc..........................                     200                 10,056
     L-3 Communications Holdings, Inc......................                     100                  9,087
     Lockheed Martin Corp..................................                     100                  9,866
     Northrop Grumman Corp.................................                     100                  6,690
     Precision Castparts Corp..............................                   1,200                115,644
     Raytheon Co...........................................                     200                 11,256
     Spirit Aerosystems Holdings, Inc. Class A (a).........                  12,100                232,078
     United Technologies Corp..............................                   2,500                154,250
                                                                                              -------------
                                                                                                 1,367,179
     ------------------------------------------------------------------------------------------------------
     Air Freight & Logistics--0.0%
     FedEx Corp............................................                     800                 63,032
     ------------------------------------------------------------------------------------------------------
     Auto Components--0.0%
     Autoliv, Inc..........................................                     300                 13,986
     Johnson Controls, Inc.................................                     300                  8,604
     WABCO Holdings, Inc...................................                      66                  3,066
                                                                                              -------------
                                                                                                    25,656
     ------------------------------------------------------------------------------------------------------
     Automobiles--0.1%
     General Motors Corp...................................                  19,900                228,850
     ------------------------------------------------------------------------------------------------------
     Beverages--0.2%
     The Coca-Cola Co......................................                   7,200                374,256
     Coca-Cola Enterprises, Inc............................                     600                 10,380
     Constellation Brands, Inc. Class A (a)................                   5,400                107,244
     Dr. Pepper Snapple Group, Inc. (a)....................                   5,904                123,866
     PepsiAmericas, Inc....................................                   2,900                 57,362
     Pepsi Bottling Group, Inc.............................                     400                 11,168
                                                                                              -------------
                                                                                                   684,276
     ------------------------------------------------------------------------------------------------------
     Biotechnology--0.0%
     Amgen, Inc. (a).......................................                     400                 18,864
     Senomyx, Inc. (a).....................................                   7,300                 35,989
                                                                                              -------------
                                                                                                    54,853
     ------------------------------------------------------------------------------------------------------
     Capital Markets--1.1%
     The Bank of New York Mellon Corp......................                  25,544                966,329
     Lehman Brothers Holdings, Inc.........................                  11,600                229,796
     Northern Trust Corp...................................                  15,200              1,042,264
     State Street Corp.....................................                  20,200              1,292,598
                                                                                              -------------
                                                                                                 3,530,987
     ------------------------------------------------------------------------------------------------------
     Chemicals--0.2%
     CF Industries Holdings, Inc...........................                     200                 30,560
     Celanese Corp. Series A...............................                     400                 18,264
     The Dow Chemical Co...................................                  11,900                415,429

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Global Allocation Portfolio
     Schedule of Investments June 30, 2008 (Continued)          (Percentages shown are based on Net Assets)
     ======================================================================================================

     Common Stocks                                                          Shares                Value
     ------------------------------------------------------------------------------------------------------
     United States (continued)
     Chemicals (concluded)
     E.I. du Pont de Nemours & Co..........................                  10,150           $    435,333
     Lubrizol Corp.........................................                     200                  9,266
     Terra Industries, Inc.................................                     300                 14,805
                                                                                              -------------
                                                                                                   923,657
     ------------------------------------------------------------------------------------------------------
     Commercial Services & Supplies--0.0%
     Manpower, Inc.........................................                     100                  5,824
     Republic Services, Inc. Class A.......................                     400                 11,880
                                                                                              -------------
                                                                                                    17,704
     ------------------------------------------------------------------------------------------------------
     Communications Equipment--1.5%
     3Com Corp. (a)........................................                  94,200                199,704
     Ciena Corp. (a).......................................                  18,600                430,962
     Cisco Systems, Inc. (a)...............................                  69,800              1,623,548
     Comverse Technology, Inc. (a).........................                  30,000                508,500
     Corning, Inc..........................................                  30,600                705,330
     Extreme Networks, Inc. (a)............................                  14,300                 40,612
     JDS Uniphase Corp. (a)................................                   4,737                 53,812
     Juniper Networks, Inc. (a)............................                     400                  8,872
     Motorola, Inc.........................................                  19,700                144,598
     Polycom, Inc. (a).....................................                  26,400                643,104
     QUALCOMM, Inc.........................................                  12,700                563,499
     Tellabs, Inc. (a).....................................                   5,100                 23,715
                                                                                              -------------
                                                                                                 4,946,256
     ------------------------------------------------------------------------------------------------------
     Computers & Peripherals--1.1%
     EMC Corp. (a).........................................                     600                  8,814
     Hewlett-Packard Co....................................                  40,971              1,811,328
     International Business Machines Corp..................                  11,400              1,351,242
     Lexmark International, Inc. Class A (a)...............                   9,200                307,556
     Seagate Technology....................................                     500                  9,565
     Sun Microsystems, Inc. (a)............................                  15,287                166,323
     Western Digital Corp. (a).............................                     500                 17,265
                                                                                              -------------
                                                                                                 3,672,093
     ------------------------------------------------------------------------------------------------------
     Construction & Engineering--0.3%
     Foster Wheeler Ltd. (a)...............................                  11,932                872,826
     KBR, Inc..............................................                   4,526                158,003
                                                                                              -------------
                                                                                                 1,030,829
     ------------------------------------------------------------------------------------------------------
     Consumer Finance--0.0%
     Discover Financial Services, Inc......................                      50                    658
     ------------------------------------------------------------------------------------------------------
     Containers & Packaging--0.1%
     Crown Holdings, Inc. (a)..............................                   8,100                210,519
     Owens-Illinois, Inc. (a)..............................                     300                 12,507
     Smurfit-Stone Container Corp. (a).....................                   9,800                 39,886
                                                                                              -------------
                                                                                                   262,912
     ------------------------------------------------------------------------------------------------------
     Distributors--0.0%
     Genuine Parts Co......................................                     300                 11,904
     ------------------------------------------------------------------------------------------------------
     Diversified Financial Services--0.1%
     Bank of America Corp..................................                   4,200                100,254
     JPMorgan Chase & Co...................................                   6,000                205,860
                                                                                              -------------
                                                                                                   306,114
     ------------------------------------------------------------------------------------------------------
     Diversified Telecommunication Services--1.2%
     AT&T Inc..............................................                  65,422              2,204,067
     AboveNet, Inc. (a)(c).................................                      65                  3,965
     CenturyTel, Inc.......................................                     200                  7,118
     Embarq Corp...........................................                   1,412                 66,745
     FairPoint Communications, Inc.........................                     709                  5,112
     General Communication, Inc. Class A (a)...............                   4,700                 32,289
     Qwest Communications International Inc................                  68,200                268,026
     Verizon Communications, Inc...........................                  39,500              1,398,300
     Windstream Corp.......................................                   6,671                 82,320
                                                                                              -------------
                                                                                                 4,067,942
     ------------------------------------------------------------------------------------------------------
     Electric Utilities--0.4%
     Duke Energy Corp......................................                     700                 12,166
     FPL Group, Inc........................................                   7,600                498,408
     FirstEnergy Corp......................................                     200                 16,466
     PPL Corp..............................................                   7,900                412,933
     RusHydro (a)..........................................               4,011,100                304,844
                                                                                              -------------
                                                                                                 1,244,817
     ------------------------------------------------------------------------------------------------------
     Electronic Equipment & Instruments--0.1%
     Avnet, Inc. (a).......................................                     300                  8,184
     Mettler Toledo International, Inc. (a)................                     525                 49,801
     Tyco Electronics Ltd..................................                   4,308                154,313
                                                                                              -------------
                                                                                                   212,298
     ------------------------------------------------------------------------------------------------------
     Energy Equipment & Services--1.3%
     Complete Production Services, Inc. (a)................                  11,100                404,262
     ENSCO International, Inc..............................                   1,600                129,184
     Global Industries Ltd. (a)............................                   9,700                173,921
     Halliburton Co........................................                   8,654                459,268
     Key Energy Services, Inc. (a).........................                   7,300                141,766
     Nabors Industries Ltd. (a)............................                   3,200                157,536
     National Oilwell Varco, Inc. (a)......................                  10,047                891,370
     Noble Corp............................................                   1,900                123,424
     Patterson-UTI Energy, Inc.............................                     600                 21,624
     Schlumberger Ltd......................................                   8,950                961,498
     Smith International, Inc..............................                   2,700                224,478
     Transocean, Inc.......................................                   2,522                384,328
     Weatherford International Ltd. (a)....................                   5,600                277,704
                                                                                              -------------
                                                                                                 4,350,363
     ------------------------------------------------------------------------------------------------------
     Food & Staples Retailing--0.2%
     CVS Caremark Corp.....................................                   5,334                211,066
     The Kroger Co.........................................                     400                 11,548
     SUPERVALU, Inc........................................                   3,172                 97,983
     Wal-Mart Stores, Inc..................................                   2,900                162,980
                                                                                              -------------
                                                                                                   483,577
     ------------------------------------------------------------------------------------------------------
     Food Products--0.5%
     ConAgra Foods, Inc....................................                   8,200                158,096
     H.J. Heinz Co.........................................                   4,800                229,680
     Hormel Foods Corp.....................................                     400                 13,844
     Kraft Foods, Inc......................................                  31,398                893,273
     Sara Lee Corp.........................................                   6,100                 74,725
                                                                                              -------------
                                                                                                 1,369,618
     ------------------------------------------------------------------------------------------------------
     Health Care Equipment & Supplies--0.4%
     Baxter International, Inc.............................                   2,800                179,032
     Boston Scientific Corp. (a)...........................                   8,100                 99,549
     Covidien Ltd..........................................                   4,308                206,310
     Hologic, Inc. (a).....................................                  18,300                398,940
     Medtronic, Inc........................................                  10,600                548,550
                                                                                              -------------
                                                                                                 1,432,381
     ------------------------------------------------------------------------------------------------------
     Health Care Providers & Services--1.5%
     Aetna, Inc............................................                  16,700                676,851
     AmerisourceBergen Corp................................                   5,800                231,942
     Cigna Corp............................................                  30,200              1,068,778
     Coventry Health Care, Inc. (a)........................                   5,400                164,268
     DaVita, Inc. (a)......................................                   3,500                185,955
     Express Scripts, Inc. (a).............................                     200                 12,544
     HealthSouth Corp. (a).................................                   5,320                 88,472
     Humana, Inc. (a)......................................                  13,900                552,803
     McKesson Corp.........................................                   5,200                290,732
     Medco Health Solutions, Inc. (a)......................                   5,700                269,040
     PharMerica Corp. (a)..................................                     266                  6,009
     UnitedHealth Group, Inc...............................                  27,750                728,437
     WellPoint, Inc. (a)...................................                  13,100                624,346
                                                                                              -------------
                                                                                                 4,900,177
     ------------------------------------------------------------------------------------------------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Global Allocation Portfolio
     Schedule of Investments June 30, 2008 (Continued)          (Percentages shown are based on Net Assets)
     ======================================================================================================

     Common Stocks                                                          Shares                Value
     ------------------------------------------------------------------------------------------------------
     United States (continued)
     Hotels, Restaurants & Leisure--0.6%
     International Game Technology.........................                   6,700           $    167,366
     McDonald's Corp.......................................                   8,200                461,004
     Panera Bread Co. Class A (a)..........................                  30,600              1,415,556
                                                                                              -------------
                                                                                                 2,043,926
     ------------------------------------------------------------------------------------------------------
     Household Durables--0.0%
     Mohawk Industries, Inc. (a)...........................                     200                 12,820
     ------------------------------------------------------------------------------------------------------
     Household Products--0.6%
     The Procter & Gamble Co...............................                  32,400              1,970,244
     ------------------------------------------------------------------------------------------------------
     IT Services--0.0%
     Accenture Ltd. Class A................................                     300                 12,216
     Affiliated Computer Services, Inc. Class A (a)........                     300                 16,047
     Computer Sciences Corp. (a)...........................                     200                  9,368
     Electronic Data Systems Corp..........................                     400                  9,856
     Hewitt Associates, Inc. Class A (a)...................                     400                 15,332
     SAIC, Inc. (a)........................................                     900                 18,729
                                                                                              -------------
                                                                                                    81,548
     ------------------------------------------------------------------------------------------------------
     Independent Power Producers &
     Energy Traders--0.4%
     The AES Corp. (a).....................................                   9,800                188,258
     Calpine Corp. (a).....................................                     620                 13,987
     Constellation Energy Group, Inc.......................                   4,700                385,870
     Dynegy, Inc. Class A (a)..............................                  16,832                143,914
     Mirant Corp. (a)......................................                   7,200                281,880
     NRG Energy, Inc. (a)..................................                   4,300                184,470
                                                                                              -------------
                                                                                                 1,198,379
     ------------------------------------------------------------------------------------------------------
     Industrial Conglomerates--1.1%
     General Electric Co...................................                 126,000              3,362,940
     Textron, Inc..........................................                     300                 14,379
     Tyco International Ltd................................                   6,008                240,560
                                                                                              -------------
                                                                                                 3,617,879
     ------------------------------------------------------------------------------------------------------
     Insurance--2.1%
     ACE Ltd...............................................                  12,500                688,625
     The Allstate Corp.....................................                   8,200                373,838
     American International Group, Inc.....................                  71,400              1,889,244
     Assurant, Inc.........................................                   6,562                432,830
     Axis Capital Holdings Ltd.............................                     300                  8,943
     CNA Financial Corp....................................                     300                  7,545
     Chubb Corp............................................                   3,500                171,535
     Darwin Professional Underwriters, Inc. (a)............                   2,100                 64,680
     Endurance Specialty Holdings Ltd......................                  10,700                329,453
     Everest Re Group Ltd..................................                   1,400                111,594
     Fidelity National Title Group, Inc. Class A...........                  41,500                522,900
     Genworth Financial, Inc. Class A......................                     300                  5,343
     Hartford Financial Services Group, Inc................                   4,400                284,108
     IPC Holdings, Ltd.....................................                   7,700                204,435
     Lincoln National Corp.................................                     200                  9,064
     Loews Corp............................................                     300                 14,070
     Marsh & McLennan Cos., Inc............................                   4,200                111,510
     Platinum Underwriters Holdings Ltd....................                   6,000                195,660
     Prudential Financial, Inc.............................                   2,000                119,480
     RenaissanceRe Holdings Ltd............................                   3,900                174,213
     The Travelers Cos., Inc...............................                   9,822                426,275
     XL Capital Ltd. Class A...............................                  29,518                606,890
                                                                                              -------------
                                                                                                 6,752,235
     ------------------------------------------------------------------------------------------------------
     Internet & Catalog Retail--0.0%
     Expedia, Inc. (a).....................................                     600                 11,028
     Liberty Media Holding Corp.--Interactive (a)..........                     829                 12,236
                                                                                              -------------
                                                                                                    23,264
     ------------------------------------------------------------------------------------------------------
     Internet Software & Services--0.4%
     Google, Inc. Class A (a)..............................                   2,400              1,263,408
     ------------------------------------------------------------------------------------------------------
     Leisure Equipment & Products--0.1%
     Hasbro, Inc...........................................                     400                 14,288
     Mattel, Inc...........................................                  16,700                285,904
                                                                                              -------------
                                                                                                   300,192
     ------------------------------------------------------------------------------------------------------
     Life Sciences Tools & Services--0.2%
     Applera Corp.--Applied Biosystems Group (a)...........                   1,200                 40,176
     Invitrogen Corp. (a)..................................                   1,100                 43,186
     PerkinElmer, Inc......................................                   1,400                 38,990
     Thermo Fisher Scientific, Inc. (a)....................                   4,300                239,639
     Varian, Inc. (a)......................................                     600                 30,636
     Waters Corp. (a)......................................                   5,650                364,425
                                                                                              -------------
                                                                                                   757,052
     ------------------------------------------------------------------------------------------------------
     Machinery--0.1%
     AGCO Corp. (a)........................................                     300                 15,723
     Cummins, Inc..........................................                     200                 13,104
     Deere & Co............................................                     200                 14,426
     Dover Corp............................................                     400                 19,348
     Ingersoll-Rand Co. Class A............................                     400                 14,972
     Pall Corp.............................................                   1,200                 47,616
     Parker Hannifin Corp..................................                     150                 10,698
     SPX Corp..............................................                     200                 26,346
                                                                                              -------------
                                                                                                   162,233
     ------------------------------------------------------------------------------------------------------
     Marine--0.2%
     American Commercial Lines, Inc. (a)...................                  53,400                583,662
     ------------------------------------------------------------------------------------------------------
     Media--0.6%
     Comcast Corp. Class A.................................                  69,617              1,320,634
     DISH Network Corp. (a)................................                     500                 14,640
     Discovery Holding Co. (a).............................                   1,080                 23,717
     Idearc, Inc...........................................                   1,384                  3,252
     Liberty Media Corp.--Entertainment Class A (a)........                      16                    388
     Liberty Media Holding Corp.--Capital (a)..............                       4                     58
     Time Warner, Inc......................................                   8,800                130,240
     Viacom, Inc. Class B (a)..............................                   3,727                113,823
     Virgin Media, Inc.....................................                  15,532                211,390
                                                                                              -------------
                                                                                                 1,818,142
     ------------------------------------------------------------------------------------------------------
     Metals & Mining--1.2%
     AK Steel Holding Corp.................................                     300                 20,700
     Alcoa, Inc............................................                   9,050                322,361
     Freeport-McMoRan Copper & Gold, Inc.
        Class B............................................                   2,900                339,851
     Newmont Mining Corp...................................                  36,200              1,888,192
     Reliance Steel & Aluminum Co..........................                     300                 23,127
     United States Steel Corp..............................                   6,600              1,219,548
                                                                                              -------------
                                                                                                 3,813,779
     ------------------------------------------------------------------------------------------------------
     Multi-Utilities--0.0%
     CMS Energy Corp.......................................                   8,800                131,120
     ------------------------------------------------------------------------------------------------------
     Multiline Retail--0.0%
     Big Lots, Inc. (a)....................................                     500                 15,620
     Family Dollar Stores, Inc.............................                     300                  5,982
                                                                                              -------------
                                                                                                    21,602
     ------------------------------------------------------------------------------------------------------
     Office Electronics--0.2%
     Xerox Corp............................................                  36,800                499,008
     ------------------------------------------------------------------------------------------------------
     Oil, Gas & Consumable Fuels--4.6%
     Alliance Resource Partners LP.........................                   5,400                300,672
     Anadarko Petroleum Corp...............................                   4,200                314,328
     Apache Corp...........................................                   2,600                361,400
     CNX Gas Corp. (a).....................................                   9,800                411,992
     Chevron Corp..........................................                  13,626              1,350,745
     Cimarex Energy Co.....................................                     300                 20,901
     ConocoPhillips........................................                  19,050              1,798,129
     Consol Energy, Inc....................................                  17,600              1,977,712

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Global Allocation Portfolio
     Schedule of Investments June 30, 2008 (Continued)          (Percentages shown are based on Net Assets)
     ======================================================================================================

     Common Stocks                                                          Shares                Value
     ------------------------------------------------------------------------------------------------------
     United States (continued)
     Oil, Gas & Consumable Fuels (concluded)
     Devon Energy Corp.....................................                   7,474             $  898,076
     El Paso Corp..........................................                  76,500              1,663,110
     Exxon Mobil Corp......................................                  35,543              3,132,401
     Foundation Coal Holdings, Inc.........................                  11,400              1,009,812
     Frontline Limited.....................................                     300                 20,934
     Hess Corp.............................................                   3,300                416,427
     Marathon Oil Corp.....................................                  10,400                539,448
     Murphy Oil Corp.......................................                   4,000                392,200
     Noble Energy, Inc.....................................                     200                 20,112
     Occidental Petroleum Corp.............................                   6,500                584,090
     Stone Energy Corp. (a)................................                   3,150                207,616
     Sunoco, Inc...........................................                     200                  8,138
     Valero Energy Corp....................................                     200                  8,236
                                                                                              -------------
                                                                                                15,436,479
     ------------------------------------------------------------------------------------------------------
     Paper & Forest Products--0.1%
     International Paper Co................................                   7,700                179,410
     ------------------------------------------------------------------------------------------------------
     Personal Products--0.1%
     Avon Products, Inc....................................                   5,200                187,304
     ------------------------------------------------------------------------------------------------------
     Pharmaceuticals--3.0%
     Abbott Laboratories...................................                  14,625                774,686
     Bristol-Myers Squibb Co...............................                 101,100              2,075,583
     Eli Lilly & Co........................................                   9,800                452,368
     Endo Pharmaceuticals Holdings, Inc. (a)...............                   2,500                 60,475
     Forest Laboratories, Inc. (a).........................                   3,700                128,538
     Johnson & Johnson.....................................                  43,400              2,792,356
     King Pharmaceuticals, Inc. (a)........................                   3,800                 39,786
     Merck & Co., Inc......................................                  23,100                870,639
     Pfizer, Inc...........................................                  85,650              1,496,305
     Schering-Plough Corp..................................                  23,200                456,808
     Valeant Pharmaceuticals International (a).............                  26,400                451,704
     Wyeth.................................................                  13,700                657,052
                                                                                              -------------
                                                                                                10,256,300
     ------------------------------------------------------------------------------------------------------
     Real Estate Investment Trusts (REITs)--0.0%
     Ventas, Inc...........................................                   2,617                111,406
     ------------------------------------------------------------------------------------------------------
     Real Estate Management & Development--0.2%
     The St. Joe Co........................................                  15,700                538,824
     ------------------------------------------------------------------------------------------------------
     Road & Rail--1.9%
     Burlington Northern Santa Fe Corp.....................                  32,800              3,276,392
     CSX Corp..............................................                     300                 18,843
     Norfolk Southern Corp.................................                  11,300                708,171
     Ryder System, Inc.....................................                     200                 13,776
     Union Pacific Corp....................................                  30,400              2,295,200
                                                                                              -------------
                                                                                                 6,312,382
     ------------------------------------------------------------------------------------------------------
     Semiconductors & Semiconductor
     Equipment--0.5%
     Applied Materials, Inc................................                  11,900                227,170
     Intel Corp............................................                  62,800              1,348,944
     Intersil Corp. Class A................................                     400                  9,728
     LSI Corp. (a).........................................                   3,857                 23,682
     Novellus Systems, Inc. (a)............................                     400                  8,476
     Texas Instruments, Inc................................                   2,400                 67,584
                                                                                              -------------
                                                                                                 1,685,584
     ------------------------------------------------------------------------------------------------------
     Software--1.3%
     BMC Software, Inc. (a)................................                     300                 10,800
     CA, Inc...............................................                  37,135                857,447
     Cadence Design Systems, Inc. (a)......................                     500                  5,050
     Microsoft Corp........................................                 124,600              3,427,746
     Novell, Inc. (a)......................................                   8,900                 52,421
     Oracle Corp. (a)......................................                     600                 12,600
     Symantec Corp. (a)....................................                     900                 17,415
     Synopsys, Inc. (a)....................................                     500                 11,955
                                                                                              -------------
                                                                                                 4,395,434
     ------------------------------------------------------------------------------------------------------
     Specialty Retail--0.0%
     Circuit City Stores, Inc..............................                   8,000                 23,120
     The Gap, Inc..........................................                   1,000                 16,670
     Ross Stores, Inc......................................                     500                 17,760
     TJX Cos., Inc.........................................                     600                 18,882
                                                                                              -------------
                                                                                                    76,432
     ------------------------------------------------------------------------------------------------------
     Textiles, Apparel & Luxury Goods--0.0%
     Hanesbrands, Inc. (a).................................                     762                 20,681
     Unifi, Inc. (a).......................................                  30,500                 76,860
                                                                                              -------------
                                                                                                    97,541
     ------------------------------------------------------------------------------------------------------
     Tobacco--0.3%
     Altria Group, Inc.....................................                  14,900                306,344
     Lorillard, Inc. (a)...................................                     200                 13,832
     Philip Morris International, Inc......................                  14,900                735,911
     Reynolds American, Inc................................                     300                 14,001
                                                                                              -------------
                                                                                                 1,070,088
     ------------------------------------------------------------------------------------------------------
     Transportation Infrastructure--0.2%
     Macquarie Infrastructure Co. LLC......................                  19,800                500,742
     ------------------------------------------------------------------------------------------------------
     Wireless Telecommunication Services--0.1%
     Sprint Nextel Corp....................................                  44,550                423,225
     ------------------------------------------------------------------------------------------------------
     Total Common Stocks in the United States                                                  101,509,777
     ======================================================================================================
     Total Common Stocks--57.9%                                                                192,410,446
     ======================================================================================================

     ======================================================================================================
     Preferred Stocks
     ------------------------------------------------------------------------------------------------------
     United States--0.5%
     Diversified Financial Services--0.2%
     Citigroup, Inc. Series T, 6.50% (e)...................                  12,500                543,750
     ------------------------------------------------------------------------------------------------------
     Insurance--0.0%
     IPC Holdings, Ltd., 7.25% (e).........................                   1,500                 37,357
     Metlife, Inc. Series B, 6.375% (e)....................                   8,100                212,301
                                                                                              -------------
                                                                                                   249,658
     ------------------------------------------------------------------------------------------------------
     Oil, Gas & Consumable Fuels--0.1%
     El Paso Corp., 4.99% (a)(d)(e)........................                     190                327,513
     ------------------------------------------------------------------------------------------------------
     Thrifts & Mortgage Finance--0.2%
     Fannie Mae Series 2004-1, 5.375% (e)..................                       9                540,000
     ------------------------------------------------------------------------------------------------------
     Total Preferred Stocks--0.5%                                                                1,660,921
     ======================================================================================================

     ======================================================================================================
     Exchange-Traded Funds
     ------------------------------------------------------------------------------------------------------
     United States--3.9%
     Consumer Staples Select Sector SPDR(R) Fund...........                  15,500                414,625
     Health Care Select Sector SPDR(R) Fund................                  15,800                483,164
     iShares Dow Jones U.S. Financial
        Sector Index Fund..................................                   2,400                162,936
     iShares Dow Jones US Technology
        Sector Index Fund..................................                   6,100                330,803
     iShares Dow Jones US Telecommunications
        Sector Index Fund..................................                  12,900                310,890
     iShares Silver Trust (a)..............................                   5,500                948,915
     SPDR(R) Gold Trust (a)................................                  69,000              6,306,600
     Technology Select Sector SPDR(R) Fund.................                 127,100              2,911,861
     Telecom HOLDRs Trust..................................                   3,300                 99,726
     Utilities Select Sector SPDR(R) Fund..................                  26,600              1,082,620
     Vanguard Telecommunication Services ETF...............                     400                 25,008
     ------------------------------------------------------------------------------------------------------
     Total Exchange-Traded Funds--3.9%                                                          13,077,148
     ======================================================================================================

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Global Allocation Portfolio
     Schedule of Investments June 30, 2008 (Continued)          (Percentages shown are based on Net Assets)
     ======================================================================================================

     Mutual Funds                                                           Shares                Value
     ------------------------------------------------------------------------------------------------------
     Vietnam--0.1%
     Vietnam Enterprise Investments
        Ltd.--R Shares (a).................................                  31,875           $     71,719
     Vinaland Ltd. (a).....................................                 285,500                348,310
     ------------------------------------------------------------------------------------------------------
     Total Mutual Funds--0.1%                                                                      420,029
     ======================================================================================================

     ======================================================================================================
     Warrants (f)
     ------------------------------------------------------------------------------------------------------
     Canada--0.0%
     Metals & Mining--0.0%
     Peak Gold Ltd. (expires 4/03/12)......................                  30,000                  4,266
     ------------------------------------------------------------------------------------------------------
     Total Warrants in Canada                                                                        4,266
     ======================================================================================================
     United States--0.0%
     Diversified Telecommunication Services--0.0%
     AboveNet, Inc. (expires 9/08/08)......................                     329                  9,870
     AboveNet, Inc. (expires 9/08/10)......................                     387                 11,610
                                                                                              -------------
                                                                                                    21,480
     ------------------------------------------------------------------------------------------------------
     Paper & Forest Products--0.0%
     Mandra Forestry Finance Ltd.
        (expires 5/15/13)..................................                     475                 61,750
     ------------------------------------------------------------------------------------------------------
     Total Warrants in the United States                                                            83,230
     ======================================================================================================
     Total Warrants--0.0%                                                                           87,496
     ======================================================================================================

     ======================================================================================================
     Rights
     ------------------------------------------------------------------------------------------------------
     United Kingdom--0.0%
     Commercial Banks--0.0%
     Barclays Plc (g)......................................                   4,976                    942
     ------------------------------------------------------------------------------------------------------
     Total Rights--0.0%                                                                                942
     ======================================================================================================

     ======================================================================================================
     Fixed Income Securities
     ------------------------------------------------------------------------------------------------------
                                                                              Par
     Corporate Bonds                                                         (000)
     ------------------------------------------------------------------------------------------------------
     Brazil--0.0%
     Food Products--0.0%
     Cosan Finance Ltd., 7%, 2/01/17 (d)...................   $                 100                 96,000
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in Brazil                                                                96,000
     ======================================================================================================
     Canada--0.0%
     Wireless Telecommunication Services--0.0%
     Rogers Wireless Communications, Inc.,
        7.625%, 12/15/11 (h)...............................   CAD               100                104,224
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in Canada                                                               104,224
     ======================================================================================================
     Chile--0.3%
     Electric Utilities--0.3%
     Empresa Electrica del Norte Grande SA,
        7%, 11/05/17.......................................   $                 973                982,357
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in Chile                                                                982,357
     ======================================================================================================
     China--0.3%
     Automobiles--0.1%
     Brilliance China Finance Ltd.,
        0%, 6/07/11 (e)(i).................................                     310                332,103
     ------------------------------------------------------------------------------------------------------
     Food Products--0.2%
     Chaoda Modern Agriculture Holdings Ltd.:
        7.75%, 2/08/10.....................................                     175                176,750
        0%, 5/08/11 (e)(i).................................   HKD             1,650                332,487
                                                                                              -------------
                                                                                                   509,237
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in China                                                                841,340
     ======================================================================================================
     Europe--0.7%
     Commercial Banks--0.7%
     European Investment Bank Series 1158/0100,
        3.625%, 10/15/11...................................   EUR               197                297,290
     European Investment Bank (d)(i):
        0%, 9/12/08........................................   BRL             1,850              1,092,095
        0%, 9/21/10........................................                   2,200                997,783
                                                                                              -------------
                                                                                                 2,387,168
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in Europe                                                             2,387,168
     ======================================================================================================
     Germany--0.4%
     Commercial Banks--0.4%
     KfW--Kreditanstalt fuer Wiederaufbau,
        4.50%, 12/07/08....................................   GBP               250                493,774
     Kreditanstalt fuer Wiederaufbau, 3.25%,
        6/27/13 (e)........................................   EUR               600                914,633
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in Germany                                                            1,408,407
     ======================================================================================================
     Hong Kong--0.2%
     Hotels, Restaurants & Leisure--0.0%
     FU JI Food and Catering Services Holdings Ltd.,
        0%, 10/18/10 (e)(i)................................   CNY               900                106,849
     ------------------------------------------------------------------------------------------------------
     Industrial Conglomerates--0.1%
     Hutchison Whampoa International 03/33 Ltd.,
        5.45%, 11/24/10....................................   $                 250                252,245
     ------------------------------------------------------------------------------------------------------
     Real Estate Management & Development--0.1%
     Hongkong Land CB 2005 Ltd., 2.75%,
        12/21/12 (e).......................................                     200                237,500
     ------------------------------------------------------------------------------------------------------
     Trading Companies & Distributors--0.0%
     Noble Group Ltd., 8.50%, 5/30/13 (d)..................                     240                236,400
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in Hong Kong                                                            832,994
     ======================================================================================================
     India--0.7%
     Automobiles--0.1%
     Tata Motors Ltd., 1%, 4/27/11 (e).....................                     270                259,219
     ------------------------------------------------------------------------------------------------------
     Metals & Mining--0.1%
     Gujarat NRE Coke Ltd.,
        0%, 4/12/11 (e)(i).................................                     200                420,000
     ------------------------------------------------------------------------------------------------------
     Thrifts & Mortgage Finance--0.1%
     Housing Development Finance Corp.,
        0%, 9/27/10 (e)(i).................................                     200                297,250
     ------------------------------------------------------------------------------------------------------
     Transportation Infrastructure--0.1%
     Punj Lloyd Ltd., 0%, 4/08/11 (e)(i)...................                     200                204,000
     ------------------------------------------------------------------------------------------------------
     Wireless Telecommunication Services--0.3%
     Reliance Communications Ltd. (e)(i)
        0%, 5/10/11........................................                     175                200,813
        0%, 3/01/12........................................                     800                801,000
                                                                                              -------------
                                                                                                 1,001,813
     ======================================================================================================
     Total Corporate Bonds in India                                                              2,182,282
     ------------------------------------------------------------------------------------------------------
     Japan--0.1%
     Commercial Banks--0.1%
     The Bank of Kyoto Ltd. Series 1,
        1.90%, 9/30/09 (e).................................   JPY            25,000                410,973
     The Mie Bank Ltd., 1%, 10/31/11 (e)...................                   6,000                 58,709
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in Japan                                                                469,682
     ======================================================================================================
     Kazakhstan--0.3%
     Oil, Gas & Consumable Fuels--0.3%
     KazMunaiGaz Finance Sub BV,
        9.125%, 7/02/18 (d)................................   $                 900                911,412
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in Kazakhstan                                                           911,412
     ======================================================================================================

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Global Allocation Portfolio
     Schedule of Investments June 30, 2008 (Continued)          (Percentages shown are based on Net Assets)
     ======================================================================================================

                                                                               Par
     Corporate Bonds                                                          (000)               Value
     ------------------------------------------------------------------------------------------------------
     Luxembourg--0.3%
     Diversified Telecommunication Services--0.2%
     VIP Finance Ireland Ltd. For OJSC Vimpel
        Communications, 9.125%, 4/30/18 (d)................   $                 625           $    614,843
     ------------------------------------------------------------------------------------------------------
     Metals & Mining--0.1%
     Evraz Group SA:
        8.875%, 4/24/13 (d)................................                     100                100,120
        8.25%, 11/10/15....................................                     100                 98,375
        9.50%, 4/24/18 (d).................................                     200                200,500
                                                                                              -------------
                                                                                                   398,995
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in Luxembourg                                                         1,013,838
     ======================================================================================================
     Malaysia--0.8%
     Diversified Financial Services--0.2%
     Cherating Capital Ltd., 2%, 7/05/12 (e)...............                     200                202,000
     Feringghi Capital Ltd.,
        0%, 12/22/09 (e)(i)................................                     300                328,500
     Johor Corp., 1%, 7/31/09 (h)..........................   MYR               825                305,509
                                                                                              -------------
                                                                                                   836,009
     ------------------------------------------------------------------------------------------------------
     Diversified Telecommunication Services--0.3%
     Rafflesia Capital Ltd., 1.25%, 10/04/11 (e)(j)........   $                 900              1,014,295
     ------------------------------------------------------------------------------------------------------
     Hotels, Restaurants & Leisure--0.1%
     Berjaya Land Bhd, 8%, 8/15/11 (e).....................   MYR               780                246,622
     Resorts World Bhd, 0%, 9/19/08 (e)(i).................                     230                 95,512
                                                                                              -------------
                                                                                                   342,134
     ------------------------------------------------------------------------------------------------------
     Multi-Utilities--0.2%
     YTL Power Finance Cayman Ltd.,
        0%, 5/09/10 (e)(i).................................   $                 500                587,450
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in Malaysia                                                           2,779,888
     ======================================================================================================
     Netherlands--0.1%
     Semiconductors & Semiconductor
     Equipment--0.1%
     ASM International NV (e):
        4.25%, 12/06/11....................................                      30                 44,828
        4.25%, 12/06/11 (d)................................                     100                138,250
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in the Netherlands                                                      183,078
     ======================================================================================================
     Philippines--0.1%
     Independent Power Producers &
     Energy Traders--0.1%
     First Gen Corp., 2.50%, 2/11/13 (e)...................                     500                435,000
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in the Philippines                                                      435,000
     ======================================================================================================
     Singapore--0.3%
     Real Estate Management &
     Development--0.3%
     CapitaLand Ltd. (e):
        2.10%, 11/15/16....................................   SGD               750                541,016
        2.95%, 6/20/22.....................................                     750                423,489
     Keppel Land Ltd., 2.50%, 6/23/13 (e)..................                     200                147,739
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in Singapore                                                          1,112,244
     ======================================================================================================
     South Korea--0.1%
     Wireless Telecommunication Services--0.1%
     LG Telecom Ltd., 8.25%, 7/15/09 (d)...................   $                 350                360,242
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in South Korea                                                          360,242
     ======================================================================================================
     Sweden--0.1%
     Diversified Financial Services--0.1%
     Svensk Exportkredit AB,
        10.50%, 9/29/15 (j)................................   TRY               504                390,158
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in Sweden                                                               390,158
     ======================================================================================================
     Taiwan--0.0%
     Insurance--0.0%
     Shin Kong Financial Holding Co. Ltd.,
        0%, 6/17/09 (e)(i).................................   $                  20                 19,503
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in Taiwan                                                                19,503
     ======================================================================================================
     United Arab Emirates--0.7%
     Oil, Gas & Consumable Fuels--0.3%
     Dana Gas Sukuk Ltd.,
        7.50%, 10/31/12 (e)................................                     920                878,260
     ------------------------------------------------------------------------------------------------------
     Real Estate Management & Development--0.4%
     Aldar Funding Ltd.,
        5.767%, 11/10/11 (e)...............................                     700              1,498,000
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in the United Arab Emirates                                           2,376,260
     ======================================================================================================
     United States--1.6%
     Airlines--0.0%
     Northwest Airlines, Inc. Series 1999-3-B,
        9.485%, 10/01/16 (a)(k)............................                     136                 20,091
     ------------------------------------------------------------------------------------------------------
     Automobiles--0.0%
     General Motors Corp., 8.25%, 7/15/23..................                     157                 91,453
     ------------------------------------------------------------------------------------------------------
     Biotechnology--0.0%
     Cell Genesys, Inc., 3.125%, 11/01/11 (e)..............                      60                 43,125
     Nabi Biopharmaceuticals,
        2.875%, 4/15/25 (e)................................                      80                 71,500
                                                                                              -------------
                                                                                                   114,625
     ------------------------------------------------------------------------------------------------------
     Commercial Banks--0.1%
     Preferred Term Securities XXIV, Ltd.,
        5.965%, 3/22/37 (d)(e).............................                     150                 90,750
     Preferred Term Securities XXV, Ltd.,
        5.758%, 6/22/37 (e)................................                     300                201,000
     Preferred Term Securities XXVI, Ltd.,
        6.191%, 9/22/37 (e)................................                     140                 91,000
     Preferred Term Securities XXVII, Ltd.,
        6.29%, 12/22/37 (e)................................                     100                 85,000
                                                                                              -------------
                                                                                                   467,750
     ------------------------------------------------------------------------------------------------------
     Containers & Packaging--0.0%
     Crown Cork & Seal Co., Inc.,
        7.50%, 12/15/96....................................                     150                114,750
     ------------------------------------------------------------------------------------------------------
     Diversified Financial Services--0.4%
     General Electric Capital Corp.,
        0.963%, 1/15/10 (j)................................   JPY           119,000              1,107,512
     Triad Acquisition Corp. Series B,
        11.125%, 5/01/13...................................   $                  40                 26,000
                                                                                              -------------
                                                                                                 1,133,512
     ------------------------------------------------------------------------------------------------------
     Electrical Equipment--0.1%
     Suzlon Energy Ltd., 0%, 10/11/12 (e)(i)...............                     175                170,188
     ------------------------------------------------------------------------------------------------------
     Food Products--0.2%
     IOI Capital BhD Series IOI,
        0%, 12/18/11 (e)(i)................................                     425                690,094
     ------------------------------------------------------------------------------------------------------
     Health Care Providers & Services--0.1%
     Tenet Healthcare Corp., 9.25%, 2/01/15................                     200                196,000
     ------------------------------------------------------------------------------------------------------
     Hotels, Restaurants & Leisure--0.0%
     Uno Restaurant Corp., 10%, 2/15/11 (d)................                      90                 42,300
     ------------------------------------------------------------------------------------------------------
     Independent Power Producers &
     Energy Traders--0.1%
     The AES Corp., 8.375%, 3/01/11........................   GBP                84                164,804
     Calpine Generating Co. LLC (a)(k):
        9.07%, 4/01/09 (l).................................   $                 490                      0
        11.07%, 4/01/10....................................                     250                 13,125
                                                                                              -------------
                                                                                                   177,929
     ------------------------------------------------------------------------------------------------------

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Global Allocation Portfolio
     Schedule of Investments June 30, 2008 (Continued)          (Percentages shown are based on Net Assets)
     ======================================================================================================

                                                                              Par
     Corporate Bonds                                                         (000)                Value
     ------------------------------------------------------------------------------------------------------
     United States (concluded)
     Marine--0.0%
     Horizon Lines, Inc., 4.25%, 8/15/12 (e)...............   $                  20           $     15,525
     ------------------------------------------------------------------------------------------------------
     Oil, Gas & Consumable Fuels--0.4%
     McMoRan Exploration Co. (e):
        5.25%, 10/06/11....................................                     200                339,500
        5.25%, 10/06/11 (d)................................                     125                212,188
     Pemex Project Funding Master Trust,
        5.50%, 2/24/25.....................................   EUR               570                766,952
                                                                                              -------------
                                                                                                 1,318,640
     ------------------------------------------------------------------------------------------------------
     Paper & Forest Products--0.1%
     Mandra Forestry, 12%, 5/15/13 (c)(d)..................   $                 475                441,750
     ------------------------------------------------------------------------------------------------------
     Wireless Telecommunication Services--0.1%
     Nextel Communications, Inc.,
        5.25%, 1/15/10 (e).................................                     350                337,750
     ------------------------------------------------------------------------------------------------------
     Total Corporate Bonds in the United States                                                  5,332,357
     ======================================================================================================
     Total Corporate Bonds--7.1%                                                                24,218,434
     ======================================================================================================

     ======================================================================================================
     Asset-Backed Securities
     ------------------------------------------------------------------------------------------------------
     Latitude CLO Ltd. Series 2005-1I Class SUB,
        13%, 12/15/17......................................                     100                 55,358
     ------------------------------------------------------------------------------------------------------
     Total Asset-Backed Securities--0.0%                                                            55,358
     ======================================================================================================

     ======================================================================================================
     Foreign Government Obligations
     ------------------------------------------------------------------------------------------------------
     Australian Government Bond:
        8.75%, 8/15/08.....................................   AUD               435                417,837
        Series 121, 5.25%, 8/15/10.........................                     875                813,009
        Series 217, 6%, 2/15/17............................                     473                439,771
        Series 909, 7.50%, 9/15/09.........................                     435                419,710
     Brazil Notas do Tesouro Nacional Series F:
        10%, 1/01/12.......................................   BRL               275                149,608
        10%, 1/01/17.......................................                     318                155,396
     Bundesrepublik Deutschland:
        4%, 7/04/16........................................   EUR             3,100              4,672,696
        4.25%, 7/04/17.....................................                   2,280              3,494,380
     Caisse d'Amortissement de la Dette Sociale:
        3.25%, 4/25/13.....................................                     300                437,488
        4%, 10/25/14.......................................                     375                560,310
     Canadian Government Bond:
        4%, 9/01/10........................................   CAD               895                890,655
        4%, 6/01/16........................................                     275                275,782
     Iceland Rikisbref, 7.25%, 5/17/13.....................   ISK             8,800                 99,019
     Japanese Government CPI Linked Bond:
        Series 5, 0.80%, 9/10/15...........................   JPY            91,668                856,729
        Series 6, 0.80%, 12/10/15..........................                  77,979                727,688
        Series 7, 0.80%, 3/10/16...........................                 289,141              2,688,957
     Malaysia Government Bond:
        0%, 9/04/08 (i)....................................   MYR               300                 91,250
        3.756%, 4/28/11....................................                   3,150                953,434
        Series 3/06, 3.869%, 4/13/10.......................                   1,800                549,248
     Netherland Government Bond,
        3.75%, 7/15/14.....................................   EUR               475                708,858
     New Zealand Government Bond
        Series 216, 4.50%, 2/14/16.........................   NZD               425                434,821
     Poland Government Bond, 3%, 8/24/16...................   PLN             2,250              1,071,655
     Sweden Government Bond Series 3101,
        4%, 12/01/08.......................................   SEK             7,875              1,616,333
     Unedic, 3.50%, 9/18/08................................   EUR             1,050              1,648,021
     United Kingdom Gilt:
        4.25%, 3/07/11.....................................   GBP             2,160              4,201,814
        4%, 9/07/16........................................                   1,100              2,028,421
        5%, 3/07/18........................................                   1,628              3,206,938
     ------------------------------------------------------------------------------------------------------
     Total Foreign Government Obligations--10.1%                                                 33,609,828
     ======================================================================================================

     ======================================================================================================
     U.S. Government and Agency Obligations
     ------------------------------------------------------------------------------------------------------
     United States--13.7%
     Freddie Mac, 6.625%, 9/15/09..........................   $               1,100              1,147,802
     U.S. Treasury Inflation Indexed Bonds:
        0.875%, 4/15/10....................................                   3,118              3,171,589
        2.375%, 4/15/11 (m)................................                   9,766             10,347,996
        2%, 4/15/12........................................                     561                591,827
        1.875%, 7/15/15....................................                   3,622              3,792,429
        2%, 1/15/16........................................                   8,397              8,844,829
        2.50%, 7/15/16.....................................                   2,768              3,024,846
        2.625%, 7/15/17....................................                     518                572,313
        2.375%, 1/15/27....................................                   3,195              3,349,633
     U.S. Treasury Notes:
        4%, 6/15/09........................................                   1,700              1,725,898
        4.875%, 6/30/09....................................                   1,200              1,229,344
        4.625%, 7/31/09....................................                   1,447              1,480,117
        2.125%, 1/31/10 (m)................................                   1,200              1,193,813
        4.875%, 5/31/11....................................                   4,850              5,118,263
     ------------------------------------------------------------------------------------------------------
     Total U.S. Government and Agency Obligations--13.7%                                        45,590,699
     ======================================================================================================

     ======================================================================================================
     Structured Notes
     ------------------------------------------------------------------------------------------------------
     Brazil--1.1%
     JPMorgan Chase & Co. (NTN--B Linked
        Notes) (n):
          6%, 8/15/10......................................   BRL             4,990              2,952,760
          6%, 8/17/10......................................                   1,108                655,848
     ------------------------------------------------------------------------------------------------------
     Total Structured Notes in Brazil                                                            3,608,608
     ======================================================================================================
     Taiwan--0.1%
     UBS AG (Total Return TWD Linked Notes),
        12/01/10 (n).......................................   $                 483                489,606
     ------------------------------------------------------------------------------------------------------
     Total Structured Notes in Taiwan                                                              489,606
     ======================================================================================================
     United States--1.9%
     JPMorgan Chase & Co. (Bearish Buffered
        Return Enhanced Notes Linked Inversely
        to the S&P 500), 5/04/09 (o).......................                   2,000              2,511,600
     Morgan Stanley (Bear Market PLUS S&P 500
        Linked Notes), 5/07/09 (o).........................                   2,138              2,640,644
     UBS AG (Gold Linked Notes), 3/23/09 (n)...............                     800              1,025,120
     ------------------------------------------------------------------------------------------------------
     Total Structured Notes in the United States                                                 6,177,364
     ======================================================================================================
     Total Structured Notes--3.1%                                                               10,275,578
     ======================================================================================================
     Total Fixed Income Securities--34.0%                                                      113,749,897
     ======================================================================================================
     Total Long-Term Securities
     (Cost--$284,712,526)--96.4%                                                               321,406,879
     ======================================================================================================

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Global Allocation Portfolio
     Schedule of Investments June 30, 2008 (Continued)          (Percentages shown are based on Net Assets)
     ======================================================================================================

                                                                              Par
     Short-Term Securities                                                   (000)                Value
     ------------------------------------------------------------------------------------------------------
     Malaysia--0.3%
     Foreign Commercial Paper--0.3%
     Bank Negara Malaysia Monetary Notes (i):
        Series 1008, 0%, 8/28/08...........................   MYR             2,488           $    757,179
        Series 3707, 0%, 9/23/08...........................                   1,000                303,609
                                                                                              -------------
     ------------------------------------------------------------------------------------------------------
     Total Short-Term Securities in Malaysia                                                     1,060,788
     ------------------------------------------------------------------------------------------------------
     United States--3.3%
     U.S. Government and Agency Obligations--3.1%
     Fannie Mae, 5.125%, 7/13/09...........................   $               1,850              1,894,717
     Freddie Mac, 4.25%, 7/15/09...........................                   1,880              1,912,408
     U.S. Treasury Bills, 1.78%, 7/10/08...................                   5,300              5,297,510
     U.S. Treasury Bills, 1.56%, 7/17/08...................                   1,425              1,423,962
                                                                                              -------------
                                                                                                10,528,597
     ------------------------------------------------------------------------------------------------------
     Time Deposits--0.2%
     Brown Brothers Harriman & Co.,
        1.60%, 7/01/08.....................................                     732                731,919
     ------------------------------------------------------------------------------------------------------
     Total Short-Term Securities in the United States                                           11,260,516
     ======================================================================================================
     Total Short-Term Securities
     (Cost--$12,343,471)--3.6%                                                                  12,321,304
     ======================================================================================================

     ======================================================================================================
     Options Purchased                                                     Contracts
     ------------------------------------------------------------------------------------------------------
     Call Options Purchased
     Bristol-Myers Squibb Co.,
        expiring January 2009 at USD 35....................                     150                    450
     General Motors Corp.:
        expiring January 2010 at USD 50....................                      87                  1,435
        expiring January 2010 at USD 60....................                      84                    714
     JPM EUR STXX INDEX C PURCH 6/19/09:
        expiring July 2009 at USD 0.001
        Broker, Credit Suisse First Boston.................                   1,250                 (5,002)
        expiring June 2009 at USD 0.001
        Broker, JPMorgan Chase.............................                   1,684                   (870)
     Lockheed Martin Corp.,
        expiring January 2009 at USD 115...................                      78                 20,670
     Medtronic, Inc.:
        expiring January 2009 at USD 50....................                      22                 10,340
        expiring January 2009 at USD 55....................                      17                  3,867
        expiring January 2009 at USD 60....................                      71                  6,390
     Northrop Grumman Corp.,
        expiring January 2009 at USD 80....................                      93                 14,648
     Raytheon Co.,
        expiring January 2009 at USD 70....................                     146                  9,490
                                                                                              -------------
                                                                                                    62,132
     ------------------------------------------------------------------------------------------------------
     Put Options Purchased
     Bed Bath & Beyond, Inc.,
        expiring August 2008 at USD 25.....................                     138                  7,590
     CHF,
        expiring September 2008 at USD 1.03
        Broker, Morgan Stanley Capital
        Services Inc.......................................                     700                 18,473
     Carnival Corp.,
        expiring July 2008 at USD 40.......................                     146                103,660
     Kohl's Corp.,
        expiring July 2008 at USD 40.......................                     262                 45,195
     Masco Corp.,
        expiring July 2008 at USD 20.......................                     140                 63,000
     Russell 2000 Index,
        expiring September 2008 at USD 670.................                      50                137,500
     Williams-Sonoma, Inc.,
        expiring August 2008 at USD 20.....................                     126                 20,475
                                                                                              -------------
                                                                                                   395,893
     ------------------------------------------------------------------------------------------------------
     Total Options Purchased
     (Premiums Paid--$846,884)--0.0%                                                               458,025
     ======================================================================================================
     Total Investments Before Investments
     Sold Short and Options Written
     (Cost--$297,902,881*)--100.0%                                                             334,186,208
     ======================================================================================================

     ======================================================================================================
     Investments Sold Short                                                  Shares
     ------------------------------------------------------------------------------------------------------
     Bed Bath & Beyond, Inc................................                 (30,900)              (868,290)
     Best Buy Co., Inc.....................................                 (13,900)              (550,440)
     Black & Decker, Corp..................................                  (3,200)              (184,032)
     CBS Corp..............................................                 (15,600)              (304,044)
     Carnival Corp.........................................                 (18,100)              (596,576)
     D. R. Horton, Inc.....................................                 (30,500)              (330,925)
     Ford Motor Co.........................................                 (38,107)              (183,294)
     iShares Russell 2000 Index Fund.......................                (162,067)           (11,187,485)
     Kohl's Corp...........................................                 (15,570)              (623,423)
     Leggett & Platt, Inc..................................                 (16,800)              (281,736)
     Masco Corp............................................                 (35,900)              (564,707)
     Staples Inc...........................................                 (16,500)              (391,875)
     Volkswagen AG.........................................                    (600)              (173,260)
     Wells Fargo & Co......................................                  (5,600)              (133,000)
     Williams-Sonoma, Inc..................................                 (20,600)              (408,704)
     ------------------------------------------------------------------------------------------------------
     Total Investments Sold Short
     (Proceeds--$18,168,279)--(5.0%)                                                           (16,781,791)

     ======================================================================================================
     Options Written                                                       Contracts
     ------------------------------------------------------------------------------------------------------
     Call Options Written
     Aetna, Inc.,
        expiring January 2009 at USD 50....................                      39                 (5,850)
     American Commercial Lines, Inc.,
        expiring January 2009 at USD 20....................                       9                    (90)
     Boeing Co.:
        expiring January 2009 at USD 75....................                      21                 (6,510)
        expiring January 2009 at USD 85....................                      21                 (2,363)
     Burlington Northern Santa Fe Corp.,
        expiring January 2009 at USD 90....................                     116               (183,860)
     Cigna Corp.:
        expiring January 2009 at USD 40....................                      25                 (5,625)
        expiring January 2009 at USD 43.375................                     110                (14,850)
     Circuit City Stores, Inc.,
        expiring January 2009 at USD 5.....................                      80                 (2,800)
     Consol Energy, Inc.,
        expiring January 2009 at USD 45....................                      63               (429,975)
     Corning, Inc.:
        expiring January 2009 at USD 25....................                     111                (19,703)
        expiring January 2009 at USD 30....................                     151                 (8,683)
     The Dow Chemical Co.,
        expiring January 2009 at USD 35....................                     111                (33,300)
     E.I. du Pont de Nemours & Co.,
        expiring January 2009 at USD 45....................                      63                (16,380)
     Foster Wheeler Ltd.:
        expiring August 2008 at USD 77.5...................                      51                (16,320)
        expiring January 2009 at USD 67.5..................                      14                (19,040)

     See Notes to Financial Statements.

     ------------------------------------------------------------------------------------------------------
     BlackRock Series Fund, Inc.
     BlackRock Global Allocation Portfolio
     Schedule of Investments June 30, 2008 (Continued)          (Percentages shown are based on Net Assets)
     ======================================================================================================

     Options Written                                                       Contracts              Value
     ------------------------------------------------------------------------------------------------------
     Call Options Written (continued)
     Hewlett-Packard Co.:
        expiring January 2009 at USD 47.5..................                     198           $    (55,440)
        expiring January 2009 at USD 50....................                     122                (23,790)
     Hologic, Inc.,
        expiring January 2009 at USD 25....................                      28                 (5,320)
     Humana, Inc.:
        expiring January 2009 at USD 45....................                      40                (13,200)
        expiring January 2009 at USD 50....................                      22                 (4,180)
     International Game Technology,
        expiring January 2009 at USD 25....................                      67                (21,775)
     Kraft Foods, Inc.,
        expiring January 2009 at USD 30....................                     112                (14,840)
     Lehman Brothers Holdings, Inc.:
        expiring July 2008 at USD 28.......................                       6                   (132)
        expiring October 2008 at USD 32....................                      58                 (3,770)
     Lexmark International, Inc. Class A,
        expiring January 2009 at USD 35....................                      92                (33,120)
     Mattel, Inc.,
        expiring January 2009 at USD 17.5..................                     167                (29,642)
     Norfolk Southern Corp.,
        expiring January 2009 at USD 55....................                      63                (71,190)
     Panera Bread Co. Class A:
        expiring January 2009 at USD 40....................                     187               (163,625)
        expiring January 2009 at USD 55....................                      27                 (6,548)
     Polycom, Inc.:
        expiring January 2009 at USD 25....................                      52                (15,990)
        expiring January 2009 at USD 30....................                     189                (25,042)
     The St. Joe Co.:
        expiring January 2009 at USD 35....................                      72                (24,120)
        expiring January 2009 at USD 40....................                      75                (10,875)
        expiring January 2009 at USD 45....................                      10                   (550)
     State Street Corp.:
        expiring January 2009 at USD 70....................                      24                (12,840)
        expiring January 2009 at USD 75....................                      50                (17,750)
        expiring January 2009 at USD 80....................                      13                 (2,957)
     Unilever NV,
        expiring January 2009 at USD 30....................                      38                 (6,080)
     United States Steel Corp.,
        expiring January 2009 at USD 110...................                      32               (252,320)
     UnitedHealth Group, Inc.:
        expiring January 2009 at USD 30....................                      41                 (6,560)
        expiring January 2009 at USD 35....................                     159                 (9,937)
     Valeant Pharmaceuticals International:
        expiring January 2009 at USD 12.5..................                     150                (72,750)
        expiring January 2009 at USD 15....................                     114                (34,200)
     WellPoint, Inc.,
        expiring January 2009 at USD 55....................                      99                (24,997)
     Xerox Corp.,
        expiring January 2009 at USD 20....................                      98                   (980)
                                                                                              -------------
                                                                                                (1,729,869)
     ------------------------------------------------------------------------------------------------------
     Put Options Written
     Russell 2000 Index,
        expiring September 2008 at USD 550.................                      25                 (9,750)
     ------------------------------------------------------------------------------------------------------
     Total Options Written
     (Premiums Received--$1,351,961)--(0.5%)                                                    (1,739,619)
     ======================================================================================================
     Total Investments, Net of Investments
     Sold Short and Options Written
     (Cost--$278,382,641)--94.5%...................................................            315,664,798
     Other Assets Less Liabilities--5.5%...........................................             18,230,723
                                                                                              -------------
     Net Assets--100.0%............................................................           $333,895,521
                                                                                              ============
     ------------------------------------------------------------------------------------------------------
   * The cost and unrealized appreciation (depreciation) of investments as of June 30, 2008, as computed for federal income tax purposes, were as follows:

     Aggregate cost................................................................           $300,541,937
                                                                                              =============
     Gross unrealized appreciation.................................................           $ 52,575,438
     Gross unrealized depreciation.................................................            (18,931,167)
                                                                                              -------------
     Net unrealized appreciation...................................................           $ 33,644,271
                                                                                              =============

 (a) Non-income producing security.

 (b) Depositary receipts.

 (c) Issued with warrants.

 (d) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. Unless otherwise indicated, these securities are considered to be liquid.

 (e) Convertible security.

 (f) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

 (g) The rights may be exercised until July 17, 2008.

 (h) Represents a step bond.

 (i) Represents a zero coupon bond.

 (j) Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.

 (k) Issuer filed for bankruptcy or is in default of interest payments.

 (l) Security is fair valued.

 (m) All, or a portion of security, pledged as collateral in connection with open financial futures contracts.

 (n) Security represents an index linked note. The value of the instrument is derived from the price fluctuations in the underlying index.

 (o) Security represents an index linked note. The value of the instrument is inversely derived from the price fluctuations in the underlying index.

   o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

   o Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

     ------------------------------------------------------------------------------------------------------
                                                                               Net              Interest
     Affiliate                                                              Activity             Income
     ------------------------------------------------------------------------------------------------------
     BlackRock Liquidity Series, LLC
       Money Market Series                                                     --             $         12
     ------------------------------------------------------------------------------------------------------

   o Financial futures contracts purchased as of June 30, 2008 were as follows:

     ------------------------------------------------------------------------------------------------------
                                                                                               Unrealized
                                                    Expiration                Face            Appreciation
     Contracts            Issue         Exchange       Date                  Amount          (Depreciation)
     ------------------------------------------------------------------------------------------------------
        4           DJ Euro Stoxx 50    Eurex     September 2008           $   222,135        $     (9,269)
        1           EuroDollar Future   Chicago   September 2008           $   237,901               4,774
        55               2-Year
                   U.S. Treasury Bond   Chicago   September 2008           $11,602,491              13,681
     ------------------------------------------------------------------------------------------------------
     Total Net Unrealized Appreciation                                                        $      9,186
                                                                                              =============

     See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments June 30, 2008 (Continued)
================================================================================

o     Financial futures contracts sold as of June 30, 2008 were as follows:
--------------------------------------------------------------------------------

                                          Expiration       Face      Unrealized
Contracts         Issue       Exchange        Date        Amount    Depreciation
--------------------------------------------------------------------------------
    1      EuroDollar Future  Chicago   September 2009  $  237,550   $ (2,988)
    2        Japan 10-Year
            Government Bond   Tokyo     September 2008  $2,521,756    (29,452)
    32         10-Year
          U.S. Treasury Bond  Chicago   September 2008  $3,616,351    (29,149)
--------------------------------------------------------------------------------
Total Net Unrealized Depreciation                                    $(61,589)
                                                                     =========

o     Forward Foreign exchange contracts as of June 30, 2008 were as follows:
--------------------------------------------------------------------------------
                                                               Unrealized
Currency                                      Settlement      Appreciation
Purchased                 Currency Sold          Date        (Depreciation)
--------------------------------------------------------------------------------
AED      1,266,825      $         345,212       7/03/08         $  (311)
AED        622,913      $         175,000      11/24/08          (4,710)
AUD      1,465,381      $       1,408,671       7/02/08          (3,878)
$        1,376,579      AUD     1,465,381       7/02/08         (27,844)
$        1,106,535      AUD     1,153,434       7/17/08           3,487
$        2,397,010      BRL     4,016,430       7/02/08        (107,133)
BRL        329,000      $         200,000       7/02/08           5,123
BRL      3,687,430      $       2,279,709       7/02/08          19,310
$        1,531,431      CAD     1,559,043       7/03/08           2,579
CHF        557,218      $         533,062       7/02/08          12,419
CHF        722,138      $         695,031       7/11/08          11,992
CHF      1,659,961      $       1,596,116       7/11/08          29,101
CHF        455,338      $         447,727       7/17/08          (1,885)
$        1,130,819      EUR       725,875       7/11/08         (11,453)
EUR      1,088,495      $       1,695,875       7/11/08          17,033
$        2,940,413      EUR     1,887,821       7/11/08         (30,353)
EUR      2,943,200      $       4,585,506       7/11/08          46,057
EUR        732,571      $       1,136,432       7/11/08          16,377
$          300,000      EUR       190,402       7/11/08             375
$        3,015,338      GBP     1,545,000       7/02/08         (61,607)
$        1,070,079      GBP       548,463       7/02/08         (22,213)
$        1,093,090      GBP       560,128       7/03/08         (22,354)
GBP         50,816      $         100,000       7/10/08           1,140
$        3,039,843      GBP     1,544,628       7/10/08         (34,486)
$        3,335,041      GBP     1,698,073       7/10/08         (44,696)
$          704,674      GBP       358,521       7/10/08          (8,904)
$          301,595      GBP       153,046       7/10/08          (3,733)
$        1,091,598      GBP       548,463       7/17/08             619
$        3,175,924      GBP     1,595,140       7/17/08           2,940
$          100,119      HKD       780,310       7/18/08               4
IDR  7,422,900,000      $         807,715       7/31/08          (7,068)
$          200,000      IDR 1,856,000,000       7/31/08            (191)
JPY    174,531,000      $       1,615,093       7/03/08          28,814
JPY     63,055,900      $         583,311       7/03/08          10,613
JPY     61,340,000      $         567,564       7/03/08          10,198
JPY    270,071,469      $       2,500,187       7/03/08          43,615
JPY     75,290,400      $         696,682       7/03/08          12,478
$        1,644,967      JPY   174,531,000       7/03/08           1,060
JPY     70,787,500      $         657,205       7/10/08           9,804
JPY    132,725,850      $       1,236,246       7/10/08          14,388
JPY    230,045,000      $       2,143,722       7/10/08          23,919
$           84,807      JPY     9,138,050       7/10/08          (1,298)
JPY    309,161,200      $       2,870,183       7/11/08          43,124
JPY    121,541,000      $       1,146,559       7/18/08            (757)
KRW    140,561,004      $         136,374       7/03/08          (2,018)
KRW    613,260,000      $         600,000       7/03/08         (13,809)
$          719,982      KRW   753,821,004       7/03/08            (565)
KRW    753,821,004      $         719,466       7/25/08             370
$          820,566      MXN     8,469,640       7/11/08             595
MYR        322,720      $          98,873       7/03/08            (107)
$           99,451      MYR       322,720       7/03/08             686
NOK      4,813,607      $         926,567       7/03/08          18,273
NOK      1,017,340      $         199,666       7/17/08            (283)
SEK        717,270      $         118,753       7/10/08             283
$        2,741,999      SGD     3,727,199       7/02/08           2,519
SGD      3,727,199      $       2,727,352       7/02/08          12,444
SGD        432,173      $         315,784       7/03/08           1,916
SGD      3,727,199      $       2,744,422       7/17/08          (2,563)
$          199,937      TRY       252,700       7/03/08          (6,320)
$          692,824      TRY       879,886       7/03/08         (25,348)
$          502,552      TWD    15,260,000       7/11/08            (633)
TWD      3,009,000      $         100,000       7/21/08            (710)
$          288,189      ZAR     2,333,640       7/03/08          (9,612)
CHF      1,958,632      GBP       962,000       7/02/08           1,507
CHF      2,865,552      GBP     1,406,268       7/02/08           4,543
CHF        544,656      EUR       336,519       7/02/08           3,393
CHF        320,730      HUF    48,702,823       7/03/08         (11,517)
CHF      2,182,510      GBP     1,066,981       7/11/08          13,358
CHF      2,831,001      GBP     1,383,000       7/11/08          19,345
CHF      2,849,472      GBP     1,406,268       7/17/08          (7,242)
CHF        539,591      EUR       336,519       7/17/08          (1,042)
CHF      1,948,050      GBP       962,000       7/17/08          (6,146)
EUR         46,205      ISK     5,828,397       7/03/08            (976)
JPY     82,392,850      EUR       490,434       7/11/08           4,639
JPY     72,554,559      NZD       892,430       7/02/08           3,410
JPY     71,907,547      NZD       892,430       7/17/08            (265)
NZD        892,430      JPY    72,152,966       7/02/08             662
--------------------------------------------------------------------------------
Total                                                        $  (29,518)
                                                             ==============

o     Swaps outstanding as of June 30, 2008 were as follows:
--------------------------------------------------------------------------------
                                                       Notional     Unrealized
                                                        Amount     Appreciation
                                                        (000)     (Depreciation)
--------------------------------------------------------------------------------
Bought credit default protection on
United Mexican States and pay 1.12%

Broker, CS First Boston
Expires May 2010                                        $    140    $  (1,369)

Receive a fixed rate of 2.675% and pay a floating rate based on 3-month USD LIBOR

Broker, Morgan Stanley Capital Services Inc.
Expires May 2010                                        $  3,800      (55,610)

Receive a fixed rate of 4.855% and pay a floating rate based on 6-month USD LIBOR plus 24.2%

Broker, Morgan Stanley Capital Services Inc.
Expires May 2010                                      GBP  2,330     (102,065)

Receive a fixed rate of 3.62% and pay a floating rate based on 6-month EURO EURIBOR--Telerate

Broker, Morgan Stanley Capital Services Inc.
Expires May 2010                                      EUR  3,011     (137,337)

Receive a fixed rate of 4.65% and pay a floating rate based on 6-month British Pound Sterling LIBOR

Broker, Morgan Stanley Capital Services Inc.
Expires May 2010                                      GBP  2,372     (121,710)

Bought credit default protection on
DaimlerChrysler NA Holding Corp. and pay 0.53%

Broker, JPMorgan Chase
Expires June 2011                                     EUR     95        1,026

Bought credit default protection on
Carnival Corp. and pay 0.25%

Broker, JPMorgan Chase
Expires September 2011                                  $    185        5,256




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Global Allocation Portfolio
Schedule of Investments June 30, 2008 (Concluded)
================================================================================

o     Swaps outstanding as of June 30, 2008 were as follows: (concluded)
--------------------------------------------------------------------------------
                                                       Notional     Unrealized
                                                        Amount     Appreciation
                                                        (000)     (Depreciation)
--------------------------------------------------------------------------------
Bought credit default protection on
Whirlpool Corp. and pay 0.48%

Broker, JPMorgan Chase
Expires September 2011                                  $     50     $   624

Bought credit default protection on
McDonald's Corp. and pay 0.16%

Broker, JPMorgan Chase
Expires September 2011                                  $     50         115

Bought credit default protection on
JC Penney Corp., Inc. and pay 0.53%

Broker, JPMorgan Chase
Expires September 2011                                  $     50       1,600

Sold credit default protection on
General Motors Corp. and receive 7.15%

Broker, Deutsche Bank AG London
Expires September 2012                                  $    100     (25,883)

Sold credit default protection on
General Motors Corp. and receive 6.95%

Broker, Morgan Stanley Capital Services Inc.
Expires September 2012                                  $    100     (26,358)

Bought credit default protection on Dow Jones
CDX North America High Yield Index Series 9-V2 and pay 3.75 %

Broker, Morgan Stanley Capital Services Inc.
Expires December 2012                                   $    386     (11,007)

Bought credit default protection on Dow Jones
CDX North America Investment Grade Series 10
and pay 1.55%

Broker, Morgan Stanley Capital Services Inc.
Expires June 2013                                       $    300       5,190

Bought credit default protection on Dow Jones
CDX North America Investment Grade High Yield
Series 10 Index and pay 5%

Broker, Morgan Stanley Capital Services Inc.
Expires June 2013                                       $    400      11,167

Pay a fixed rate of 4.255% and receive a floating rate based on 3-month USD LIBOR

Broker, Morgan Stanley Capital Services
Inc.
Expires May 2018                                        $    880      29,159

Pay a fixed rate of 4.3% and receive a floating rate based on 6-month EURO EURIBOR--Telerate

Broker, Morgan Stanley Capital Services Inc.
Expires May 2018                                      EUR    697      61,633

Pay a fixed rate of 5.0975% and receive a floating rate based on 6-month USD LIBOR plus 24.2%

Broker, Morgan Stanley Capital
Services Inc.
Expires May 2018                                      GBP    550      43,900

Pay a fixed rate of 4.91% and receive a floating rate based on 6-month British Pound Sterling LIBOR

Broker, Morgan Stanley Capital Services Inc.
Expires May 2018                                      GBP    567      60,855

Bought credit default protection on CMBX.NA.AAA
Index Series 4 and pay 2.05%

Broker, Morgan Stanley Capital Services Inc.
Expires February 2051                                   $    200   $ (10,664)

Bought credit default protection on CMBX
North America Series 4.AAA and pay .35 %

Broker, Morgan Stanley Capital Services Inc.
Expires February 2051                                   $    390     (21,826)
--------------------------------------------------------------------------------
Total                                                              $(293,304)
                                                                 ===============

o     Currency Abbreviations:

      AED    United Arab Emirates Dirhmas           JPY    Japanese Yen
      AUD    Australian Dollar                      KRW    South Korean Won
      BRL    Brazilian Real                         MXN    Mexican New Peso
      CAD    Canadian Dollar                        MYR    Malaysian Ringgit
      CHF    Swiss Franc                            NOK    Norwegian Krone
      CNY    Chinese Yuan                           NZD    New Zealand Dollar
      EUR    Euro                                   PLN    Polish Zloty
      GBP    British Pound                          SEK    Swedish Krona
      HKD    Hong Kong Dollar                       SGD    Singapore Dollar
      HUF    Hungary Forint                         TRY    Turkish Lira
      IDR    Indonesian Rupiah                      TWD    Taiwan Dollar
      ISK    Icelandic Krona                        ZAR    South African Rand

o Effective January 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

      o Level 1--price quotations in active markets/exchanges for identical securities

      o Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

      o Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio's own assumption used in determining the fair value of investments)

      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio's policy regarding valuation of investments and other significant accounting policies, please refer to
      Note 1 of the Notes to Financial Statements.

      The following table summarizes the inputs used as of June 30, 2008 in determining the fair valuation of the Portfolio's investments:
--------------------------------------------------------------------------------
                                                                     Other
Valuation             Investments          Investments             Financial
Inputs               in Securities         Sold Short             Instruments*
--------------------------------------------------------------------------------
Level 1........      $138,347,844         $(16,608,531)          $(1,376,116)
Level 2........       195,380,339             (173,260)             (280,703)
Level 3........                --                   --                    --
--------------------------------------------------------------------------------
Total                $333,728,183         $(16,781,791)          $(1,656,819)
                     =======================================================

* Other financial instruments are swaps, futures, foreign currency contracts and options.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments June 30, 2008 (Unaudited)
                                     (Percentages shown are based on Net Assets)
================================================================================

                                                           Par
U.S. Government Obligations                               (000)         Value
--------------------------------------------------------------------------------
U.S. Treasury Notes:
   3.50%, 5/31/13 .................................... $   29,000   $29,215,238
   3.375%, 6/30/13 ...................................        500       500,898
   3.875%, 5/15/18 ...................................     65,800    65,249,978
================================================================================
Total U.S. Government Obligations--67.3%                             94,966,114
================================================================================

================================================================================
U.S. Government Agency
Mortgage-Backed Securities
--------------------------------------------------------------------------------
Fannie Mae Guaranteed Pass-Through Certificates:
   5.00%, 7/15/23--7/15/38 (a) .......................      8,700     8,389,940
   5.08% 11/01/35 (b) ................................      2,125     2,148,417
   5.26%, 9/01/35 (b) ................................        986       997,785
   5.50%, 8/01/37--7/15/38 (a) .......................    101,871   100,415,051
   6.00%, 7/15/38 (a) ................................     44,400    44,788,500
   6.50%, 7/15/38 (a) ................................      3,600     3,705,750
   7.50%, 6/01/30--4/01/31 ...........................        287       308,879
   8.00%, 4/01/30--10/01/32 ..........................        169       183,152
Freddie Mac Mortgage Participation Certificates:
   5.50%, 5/01/38--7/15/38 (a) .......................     48,090    47,404,525
   6.00%, 7/15/23 (a) ................................        600       614,063
   8.00%, 3/01/30--6/01/31 ...........................         54        58,489
Ginnie Mae MBS Certificates:
   5.00%, 7/15/38--8/15/38 (a) .......................      2,500     2,418,124
   5.50%, 6/01/38--8/21/38 (a) .......................      3,100     3,075,281
   6.00%, 8/21/38 (a) ................................        900       911,157
   6.50%, 7/15/38 (a) ................................      1,400     1,445,937
   8.00%, 1/15/32 ....................................      1,263     1,383,442
================================================================================
Total U.S. Government Agency
Mortgage-Backed Securities--154.6%                                  218,248,492
================================================================================

================================================================================
Non-U.S. Government Agency
Mortgage-Backed Securities
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations--15.6%
Banc of America Funding Corp.:
   Series 2006-B Class 5A1,
   5.81%, 3/20/36 (b) ................................      1,545     1,352,181
   Series 2006-7 Class 1A7,
   6%, 9/25/36 (c) ...................................      2,036     2,022,225
CS First Boston Mortgage Securities Corp.:
   Series 2003-8 Class 2A1,
   5%, 4/25/18 .......................................        586       566,631
   Series 2003-10 Class 4A1,
   5%, 5/25/18 .......................................        702       673,752
Chase Mortgage Finance Corp.:
   Series 2003-S3 Class A1,
   5%, 3/25/18 .......................................        279       269,828
   Series 2003-S4 Class 2A1,
   5%, 4/25/18 .......................................        809       784,685
Countrywide Alternative Loan Trust:
   Series 2005-57CB Class 3A3,
   5.50%, 12/25/35 ...................................        563       522,364
   Series 2006-41CB Class 1A3,
   6%, 1/25/37 .......................................        535       516,628
   Series 2008-2R Class 2A1,
   6%, 8/25/37 .......................................      1,087       999,517
   Series 2008-2R Class 3A1,
   6%, 8/25/37 .......................................      1,089     1,001,828
   Series 2008-2R Class 4A1,
   6.25%, 8/25/37 ....................................      2,311     2,125,948
Countrywide Home Loan Mortgage
   Pass-Through Trust:
     Series 2003-10 Class A6,
     2.833%, 5/25/33 (b) .............................        465       463,082
     Series 2006-20 Class 1A33,
     6%, 2/25/37 .....................................      2,346     2,338,554
First Horizon Alternative Mortgage Securities
   Series 2005-FA9 Class A5,
   5.50%, 12/25/35 ...................................        674       637,524
MASTR Asset Securitization Trust:
   Series 2003-4 Class 2A7,
   4.75%, 5/25/18 ....................................        567       545,172
   Series 2003-5 Class 2A1,
   5%, 6/25/18 .......................................        739       714,524
   Series 2003-7 Class 2A1,
   4.75%, 8/25/18 ....................................      1,222     1,179,171
Merrill Lynch Mortgage Investors, Inc.
   Series 2006-A3 Class 3A1,
   5.823%, 5/25/36 (b)(d) ............................      1,453     1,244,475
Residential Asset Securitization Trust
   Series 2003-A8 Class A2,
   2.833%, 10/25/18 (b) ..............................      2,021     1,948,831
Residential Funding Mortgage Securities I
   Series 2007-S2 Class A3,
   6%, 2/25/37 .......................................        700       700,548
WaMu Mortgage Pass-Through Certificates:
   Series 2003-S3 Class 2A1,
   5%, 5/25/18 .......................................        759       733,749
   Series 2003-S8 Class A2,
   5%, 9/25/18 .......................................        706       681,843
================================================================================
Total Non-Government Agency
Mortgage-Backed Securities--15.6%                                    22,023,060
================================================================================

================================================================================
U.S. Government Agency
Mortgage--Backed Securities--
Collateralized Mortgage Obligations
--------------------------------------------------------------------------------
Fannie Mae Trust:
   Series 353 Class 2,
   5%, 8/01/34 (e) ...................................      2,963       766,286
   Series 370 Class 2,
   6%, 5/25/36 (e) ...................................      1,874       488,151
   Series 2002-W11 Class AV1,
   2.823%, 11/25/32 (b) ..............................         56        55,243
   Series 2006-M2 Class A2A,
   5.271%, 10/25/32 (b) ..............................      1,725     1,686,715
Freddie Mac Multiclass Certificates:
   Series 2971 Class GD,
   5%, 5/15/20 .......................................      1,480     1,459,863
   Series 3042 Class EA,
   4.50%, 9/15/35 ....................................      1,940     1,778,636
Ginnie Mae Trust:
   Series 2002-83 Class IO,
   1.574%, 10/16/42 (e) ..............................     22,598       585,612
   Series 2003-17 Class IO,
   1.24%, 3/16/43 (e) ................................     34,485     1,127,294
   Series 2003-109 Class IO,
   1.098%, 11/16/43 (e) ..............................     19,104       645,116
   Series 2004-43 Class Z,
   4.50%, 6/16/44 (b) ................................      2,094     1,655,578
   Series 2004-45 Class Z,
   5.683%, 6/16/45 (b) ...............................      2,200     2,042,742

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments June 30, 2008 (Continued)
                                     (Percentages shown are based on Net Assets)
================================================================================

U.S. Government Agency
Mortgage-Backed Securities--                               Par
Collateralized Mortgage Obligations                       (000)         Value
--------------------------------------------------------------------------------
Ginnie Mae Trust (concluded):
   Series 2004-9 Class IO,
   1.383%, 3/16/34 (e) ............................... $   12,086   $   415,940
   Series 2004-77 Class IO,
   1.065%, 9/16/44 (e) ...............................     68,610     2,320,336
================================================================================
Total U.S. Government Agency
Mortgage-Backed Securities--
Collateralized Mortgage Obligations--10.7%                           15,027,512
================================================================================
Total Long-Term Investments
(Cost--$349,146,234)--248.2%                                        350,265,178
================================================================================

================================================================================
Short-Term Securities
--------------------------------------------------------------------------------
U.S. Government Agency Obligations--2.1%
Federal Home Loan Bank, 2.13%, 7/17/08 ...............      3,000     2,997,160
--------------------------------------------------------------------------------
                                                      Beneficial
                                                       Interest
                                                         (000)
--------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC
   Cash Sweep Series, 2.56% (d)(f) ................... $   35,367    35,366,903
================================================================================
Total Short-Term Securities
(Cost--$38,364,063)--27.2%                                           38,364,063
================================================================================

================================================================================
Options Purchased                                     Contracts+
--------------------------------------------------------------------------------
Call Swaptions Purchased
Receive a fixed rate of 5.175% and pay a floating
   rate based on 3-month USD LIBOR, expiring
   June, 2010, Broker, Deutsche Bank AG ..............          9       442,530
Receive a fixed rate of 5.455% and pay a floating
   rate based on 3-month USD LIBOR, expiring
   March 2011, Broker Credit Suisse
   International .....................................          1        72,542
                                                                    -----------
                                                                        515,072

================================================================================
Options Purchased                                     Contracts+         Value
--------------------------------------------------------------------------------
Put Swaptions Purchased
Pay a fixed rate of 5.175% and receive a
   floating rate based on 3-month USD
   LIBOR, expiring
   June, 2010, Broker, Deutsche Bank AG ..............          9   $   378,090
Pay a fixed rate of 5.455% and receive a floating
   rate based on 3-month USD LIBOR, expiring
   March 2011, Broker Credit Suisse
   International .....................................          1       114,838
--------------------------------------------------------------------------------
Total Options Purchased
(Cost--$1,039,200)--0.7%                                              1,008,000
--------------------------------------------------------------------------------
Total Investments Before TBA Sale
Commitments and Investments Sold Short
(Cost $388,549,497*)--276.1%                                        389,637,241
--------------------------------------------------------------------------------

================================================================================
                                                            Par
TBA Sale Commitments                                       (000)
--------------------------------------------------------------------------------
Fannie Mae Guaranteed Pass-Through Certificates:
   5.50% 8/01/37--7/15/38 ............................ $ (112,000) (110,526,752)
   6.00% 7/15/38 .....................................    (20,000)  (20,199,240)
Freddie Mac Mortgage Participation Certificates:
   5.50% 5/01/38--7/15/38 ............................    (33,000)  (32,540,805)
================================================================================
Total TBA Sale Commitments
(Proceeds--$162,409,593)--(115.7%)                                 (163,266,797)
================================================================================
Investments Sold Short
================================================================================
U.S Treasury Notes
   3.38%, 6/30/13.....................................     (8,000)   (8,014,376)
================================================================================
Total Investments Sold Short
(Proceeds--$8,011,875)--(5.7%)                                       (8,014,376)
================================================================================
Total Investments Net of TBA Sale
Commitments and Investments Sold Short
(Cost--$218,128,029)--154.7%                                        218,356,068
Liabilities in Excess of Other Assets--(54.7%)                      (77,212,846)
                                                                  -------------
Net Assets--100.0%                                                $ 141,143,222
                                                                  =============

--------------------------------------------------------------------------------
* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2008, as computed for federal income tax purposes, were as follows:

     Aggregate cost.........................................     $391,117,710
                                                                 ============
     Gross unrealized appreciation..........................     $    943,988
     Gross unrealized depreciation..........................       (2,424,467)
                                                                 ------------
     Net unrealized depreciation............................     $ (1,480,469)
                                                                 ============

+    One contract represents a notional amount of $1,000,000.

(a) Represents or includes a "to-be-announced" transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.

(b) Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.

(c) All or portion of security, has been pledged as collateral in connection with open financial futures contracts.

(d) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------
                                       Purchase    Sales   Realized   Interest
Affiliate                                Cost      Cost      Gain      Income
--------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC
  Cash Sweep Series                 $16,481,216*     --       --      $304,956
Merrill Lynch Mortgage Investors,
  Inc. Series 2006-A3 Class 3A1,
  5.823%, 5/25/36                         --      $114,760   $220     $43,744
--------------------------------------------------------------------------------
*    Represents net purchases.

(e) Represents the interest only portion of a mortgage-backed security and has either a nominal or a notional amount of principal.

(f)  Represents the current yield as of report date.

o    Financial futures contracts sold as of June 30, 2008 were as follows:
--------------------------------------------------------------------------------
                                                                  Unrealized
                                Expiration          Face         Appreciation
Contracts       Issue              Date             Value       (Depreciation)
--------------------------------------------------------------------------------
     78      2-Year U.S.
            Treasury Bond     September 2008      $16,431,016      $(42,828)
     386     5-Year U.S.
            Treasury Bond     September 2008      $42,711,995        37,885
--------------------------------------------------------------------------------
Total Net Unrealized Depreciation                                   $(4,943)
                                                                    =======

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments June 30, 2008 (Continued)
================================================================================

o    Swaps outstanding as of June 30, 2008 were as follows:
--------------------------------------------------------------------------------
                                                       Notional     Unrealized
                                                        Amount     Appreciation
                                                        (000)     (Depreciation)
--------------------------------------------------------------------------------
Pay a fixed rate of 4.95% and receive a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires August 2009                                    $58,000      $(1,158,599)

Receive a fixed rate of 2.33552% and pay a floating rate based on 3-month USD LIBOR

Broker, Citibank, NA
Expires March 2010                                     $49,600         (916,812)

Receive a fixed rate of 2.6475% and pay a floating rate based on 3-month USD LIBOR

Broker, Credit Suisse First Boston
Expires March 2010                                     $19,700         (252,957)

Pay a fixed rate of 3.16% and receive a
floating rate based on 3-month USD LIBOR

Broker, Citibank, NA
Expires May 2010                                       $41,500          243,253

Pay a fixed rate of 3.325% and receive a floating rate based on 3-month USD LIBOR

Broker, Citibank, NA
Expires June 2010                                      $26,900          100,260

Receive a fixed rate of 3.2675% and pay a floating rate based on 3-month USD LIBOR

Broker, Citibank, NA
Expires June 2010                                      $19,200          (90,034)

Receive a fixed rate of 4.17% and pay
3.50% on Treasury Inflation Protected
Securities (TIPS) adjusted principal

Broker, Morgan Stanley Capital Services Inc.
Expires January 2011                                   $ 2,225         (209,104)

Receive a fixed rate of 5.1975% and pay a floating rate based on 3-month LIBOR

Broker, Citibank, NA
Expires May 2011                                       $21,100          765,891

Pay a fixed rate of 4.96599% and receive a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires August 2012                                    $14,000         (444,515)

Pay a fixed rate of 4.97133% and receive a floating rate based on the 3-month USD LIBOR

Broker, UBS Warburg
Expires September 2012                                 $35,200       (1,103,814)

Receive a fixed rate of 4.29% and pay a floating rate based on 3-month USD LIBOR

Broker, Goldman Sachs Capital Markets, L.P.
Expires November 2012                                  $ 6,500           27,520

Pay a fixed rate of 4.41% and receive a floating rate based on 3-month USD LIBOR

Broker, Lehman Brothers Special Finance
Expires December 2012                                  $ 9,200          (79,102)

Receive a fixed rate of 2.585% and pay a floating rate based on 3-month USD LIBOR

Broker, Citibank, NA
Expires March 2013                                     $46,300         (664,606)

Receive a fixed rate of 3.265% and pay a floating rate based on 3-month USD LIBOR

Broker, Goldman Sachs Capital Markets, L.P.
Expires March 2013                                     $17,400         (714,615)

Pay a fixed rate of 3.46125% and receive a floating rate based on 3-month USD LIBOR

Broker, Goldman Sachs Capital Markets, L.P.
Expires March 2013                                     $ 7,000          223,838

Receive a fixed rate of 3.485% and pay a floating rate based on 3-month USD LIBOR

Broker, JPMorgan Chase
Expires April 2013                                     $18,900         (607,202)

Receive a fixed rate of 3.3575% and pay a floating rate based on 3-month USD LIBOR

Broker, JPMorgan Chase
Expires April 2013                                     $ 7,700         (289,390)

Pay a fixed rate of 4.15237% and receive a floating rate based on 3-month USD LIBOR

Broker, Goldman Sachs Capital Markets, L.P.
Expires May 2013                                       $19,500           79,982

Receive a fixed rate of 4.185% and pay a floating rate based on 3-month USD LIBOR

Broker, Citibank, NA
Expires June 2013                                      $ 7,700          (22,612)

Receive a fixed rate of 5.354% and pay a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires August 2017                                    $14,000          761,576

Receive a fixed rate of 5.632% and pay a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires August 2017                                    $14,000          770,497

Pay a fixed rate of 4.74% and receive a
floating rate based on 3-month USD LIBOR

Broker, Citibank, NA
Expires November 2017                                  $ 9,600          (71,622)

Receive a fixed rate of 4.83984% and pay a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires November 2017                                  $ 3,400           51,042

Pay a fixed rate of 4.79362% and receive a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires November 2017                                  $10,000         (114,635)

Receive a fixed rate of 4.56639% and pay a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires November 2017                                  $11,400          (66,428)

Pay a fixed rate of 5.08566% and receive a floating rate based on 3-month USD LIBOR

Broker, Credit Suisse First Boston
Expires November 2017                                  $20,000         (672,981)

See Notes to Financial Statements.

BlackRock Series Fund, Inc.
BlackRock Government Income Portfolio
Schedule of Investments June 30, 2008 (Concluded)

--------------------------------------------------------------------------------
                                                       Notional     Unrealized
                                                        Amount     Appreciation
                                                        (000)     (Depreciation)
--------------------------------------------------------------------------------
Pay a fixed rate of 4.085% and receive a floating rate based on 3-month USD LIBOR

Broker, Citibank, NA
Expires March 2018                                     $10,800      $   491,839

Pay a fixed rate of 4.105% and receive a floating rate based on 3-month USD LIBOR

Broker, Goldman Sachs Capital Markets, L.P.
Expires March 2018                                     $ 9,700          425,214

Receive a fixed rate of 4.93% and pay a
floating rate based on 3-month USD LIBOR

Broker, Citibank, NA
Expires June 2018                                      $ 2,200           44,303

Receive a fixed Rate of 4.68% and pay a
floating rate based on 3-month USD LIBOR

Broker, Citibank, NA
Expires June 2018                                      $15,700            8,179

Pay a fixed rate of 4.71521% and receive a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires June 2018                                      $ 9,300          (30,252)

Receive a fixed rate of 4.794% and pay a floating rate based on 3-month USD LIBOR

Broker, Morgan Stanley Capital Services Inc.
Expires June 2018                                      $ 9,100           85,077

Pay a fixed rate of 4.66102% and receive a floating rate based on 3-month USD LIBOR

Broker, Credit Suisse First Boston
Expires June 2018                                      $ 3,800            3,954
--------------------------------------------------------------------------------
Total Net Unrealized Depreciation                                   $(3,426,855)
                                                                    ===========

o Effective January 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

     o Level 1--price quotations in active markets/exchanges for identical securities

     o Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

     o Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2008 in determining the fair valuation of the Fund's investments:
--------------------------------------------------------------------------------
                                                                       Other
Valuation                    Investments        Investments          Financial
Inputs                      in Securities        Sold Short         Instruments*
--------------------------------------------------------------------------------
Level 1 .............                 --                 --         $    (4,943)
Level 2 .............       $225,362,444        $(8,014,376)         (2,418,855)
Level 3 .............                 --                 --                  --
--------------------------------------------------------------------------------
Total ...............       $225,362,444        $(8,014,376)        $(2,423,798)
                            ====================================================

*    Other financial instruments are swaps, futures and options.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments June 30, 2008 (Unaudited)
                                     (Percentages shown are based on Net Assets)
================================================================================

                                                             Par
Corporate Bonds                                             (000)        Value
--------------------------------------------------------------------------------
Aerospace & Defense--1.6%
DRS Technologies, Inc., 6.625%, 2/01/16 .............. $      250   $   253,750
Hexcel Corp., 6.75%, 2/01/15 .........................         70        68,075
L-3 Communications Corp., 5.875%, 1/15/15 ............         20        18,450
L-3 Communications Holdings, Inc.,
  3%, 8/01/35 (a) ....................................        250       276,563
TransDigm, Inc., 7.75%, 7/15/14 ......................        100        98,750
                                                                    ------------
                                                                        715,588
================================================================================
Airlines--0.6%
Continental Airlines, Inc. Series 2001-1-C,
  7.033%, 12/15/12 ...................................        314       260,773
================================================================================
Auto Components--1.5%
Allison Transmission (b):
  11%, 11/01/15 ......................................         75        67,125
  11.25%, 11/01/15 (c) ...............................        235       202,100
The Goodyear Tire & Rubber Co.:
  6.678%, 12/01/09 (d) ...............................         40        39,700
  7.857%, 8/15/11 ....................................         65        64,594
  8.625%, 12/01/11 ...................................        192       193,920
Lear Corp., 8.75%, 12/01/16 ..........................        115        89,700
Metaldyne Corp., 10%, 11/01/13 .......................         90        46,800
                                                                    ------------
                                                                        703,939
================================================================================
Automobiles--0.3%
Ford Motor Co., 8.90%, 1/15/32 .......................        200       128,000
================================================================================
Building Products--1.5%
CPG International I, Inc., 10.50%, 7/01/13 ...........        250       208,750
Momentive Performance Materials, Inc.,
  11.50%, 12/01/16 ...................................        375       279,375
Ply Gem Industries, Inc., 11.75%, 6/15/13 (b) ........        215       197,262
                                                                    ------------
                                                                        685,387
================================================================================
Capital Markets--0.6%
E*Trade Financial Corp., 12.50%, 11/30/17 (b) ........        270       290,250
================================================================================
Chemicals--2.4%
American Pacific Corp., 9%, 2/01/15 ..................        120       117,300
CII Carbon LLC, 11.125%, 11/15/15 (b) ................        125       123,125
Hexion U.S. Finance Corp.:
  7.176%, 11/15/14 (d) ...............................         50        41,500
  9.75%, 11/15/14 ....................................        155       140,275
Innophos, Inc., 8.875%, 8/15/14 ......................        255       255,000
MacDermid, Inc., 9.50%, 4/15/17 (b) ..................        180       162,900
Terra Capital, Inc. Series B, 7%, 2/01/17 ............         60        58,800
Westlake Chemical Corp., 6.625%, 1/15/16 .............        250       210,000
                                                                    ------------
                                                                      1,108,900
================================================================================
Commercial Services & Supplies--4.5%
Allied Waste North America, Inc. Series B,
  7.25%, 3/15/15 .....................................        350       349,125
Aramark Corp., 6.373%, 2/01/15 (d) ...................        150       140,250
Corrections Corp. of America, 7.50%, 5/01/11 .........        250       251,250
DI Finance Series B, 9.50%, 2/15/13 ..................         69        69,000
FTI Consulting, Inc., 7.625%, 6/15/13 ................        250       253,750
The Geo Group, Inc., 8.25%, 7/15/13 ..................        500       510,000
Mobile Services Group, Inc., 9.75%, 8/01/14 ..........        120       115,200
PNA Intermediate Holding Corp.,
  9.676%, 2/15/13 (c)(d) .............................         40        39,800
Sally Holdings LLC, 10.50%, 11/15/16 .................        114       108,585
US Investigations Services, Inc.,
  10.50%, 11/01/15 (b) ...............................        100        92,000
West Corp., 11%, 10/15/16 ............................        155       130,975
                                                                    ------------
                                                                      2,059,935
================================================================================
Communications Equipment--1.0%
Nortel Networks Ltd.:
  7.041%, 7/15/11 (d) ................................        400       378,000
  10.75%, 7/15/16 (b) ................................         70        69,300
                                                                    ------------
                                                                        447,300
================================================================================
Construction Materials--1.0%
Nortek Holdings, Inc., 10%, 12/01/13 (b) .............        200       191,000
Texas Industries, Inc., 7.25%, 7/15/13 ...............        280       278,600
                                                                    ------------
                                                                        469,600
================================================================================
Containers & Packaging--3.2%
Berry Plastics Holding Corp., 8.875%, 9/15/14 ........        155       134,075
Graphic Packaging International Corp.,
  8.50%, 8/15/11 .....................................        400       387,000
Impress Holdings BV, 5.916%, 9/15/13 (b)(d) ..........        330       300,300
Owens-Brockway Glass Container, Inc.,
  8.25%, 5/15/13 .....................................        300       307,500
Packaging Dynamics Finance Corp.,
  10%, 5/01/16 (b) ...................................        200       133,000
Pregis Corp., 12.375%, 10/15/13 ......................        185       178,987
Smurfit-Stone Container Enterprises, Inc.,
  8%, 3/15/17 ........................................         65        52,000
                                                                    ------------
                                                                      1,492,862
================================================================================
Distributors--0.6%
Buhrmann US, Inc., 8.25%, 7/01/14 ....................        250       273,125
================================================================================
Diversified Financial Services--3.6%
Axcan Intermediate Holdings, Inc.,
  12.75%, 3/01/16 (b) ................................         90        90,000
Ford Motor Credit Co. LLC:
  5.80%, 1/12/09 .....................................        210       200,520
  4.361%, 1/15/10 (d) ................................        200       176,086
  5.70%, 1/15/10 .....................................        260       221,824
  5.538%, 1/13/12 (d) ................................        150       106,617
GMAC LLC:
  6%, 12/15/11 .......................................         50        34,407
  4.882%, 12/01/14 (d) ...............................        230       148,434
  6.75%, 12/01/14 ....................................        490       323,618
  8%, 11/01/31 .......................................         75        48,793
Leucadia National Corp., 8.125%, 9/15/15 .............        250       251,250
Southern Star Central Corp.,
  6.75%, 3/01/16 (b) .................................         80        76,000
                                                                    ------------
                                                                      1,677,549
================================================================================
Diversified Telecommunication Services--5.3%
Broadview Networks Holdings, Inc.,
  11.375%, 9/01/12 ...................................        150       134,625
Cincinnati Bell, Inc., 7.25%, 7/15/13 ................        270       263,250
Citizens Communications Co., 6.25%, 1/15/13 ..........        110       102,025
Qwest Communications International, Inc.:
  7.50%, 2/15/14 .....................................        700       665,000
Qwest Corp.:
  6.026%, 6/15/13 (d) ................................        250       238,750
  7.50%, 6/15/23 .....................................        130       115,700
Wind Acquisition Finance SA,
  10.75%, 12/01/15 (b) ...............................        440       462,000
Windstream Corp.:
  8.125%, 8/01/13 ....................................        100        99,750
  8.625%, 8/01/16 ....................................        350       349,125
                                                                    ------------
                                                                      2,430,225
================================================================================

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments June 30, 2008 (Continued)
                                     (Percentages shown are based on Net Assets)
================================================================================
                                                             Par
Corporate Bonds                                             (000)        Value
--------------------------------------------------------------------------------
Electric Utilities--2.3%
Edison Mission Energy:
  7.50%, 6/15/13 ..................................... $      200   $   198,500
  7%, 5/15/17 ........................................         30        28,050
  7.20%, 5/15/19 .....................................        140       130,550
FPL Energy National Wind Portfolio, LLC,
  6.125%, 3/25/19 (b) ................................        199       197,098
Ipalco Enterprises, Inc., 7.25%, 4/01/16 (b) .........         60        59,100
NSG Holdings LLC, 7.75%, 12/15/25 (b) ................        255       251,175
Tenaska Alabama Partners LP, 7%, 6/30/21 (b) .........        227       214,044
                                                                    ------------
                                                                      1,078,517
================================================================================
Electrical Equipment--1.1%
Superior Essex Communications LLC,
  9%, 4/15/12 ........................................        470       479,400
UCAR Finance, Inc., 10.25%, 2/15/12 ..................         43        44,505
                                                                    ------------
                                                                        523,905
================================================================================
Electronic Equipment & Instruments--0.4%
Sanmina-SCI Corp.:
  6.75%, 3/01/13 .....................................         25        22,438
  8.125%, 3/01/16 ....................................        190       171,000
                                                                    ------------
                                                                        193,438
================================================================================
Energy Equipment & Services--1.6%
Compagnie Generale de Geophysique-Veritas:
  7.50%, 5/15/15 .....................................         50        49,875
  7.75%, 5/15/17 .....................................        225       225,281
North American Energy Partners, Inc.,
  8.75%, 12/01/11 ....................................        120       121,200
SemGroup LP, 8.75%, 11/15/15 (b) .....................        350       339,500
                                                                    ------------
                                                                        735,856
================================================================================
Food & Staples Retailing--0.3%
Rite Aid Corp., 7.50%, 3/01/17 .......................        175       141,313
================================================================================
Food Products--0.2%
Smithfield Foods, Inc., 7.75%, 7/01/17 ...............        125       103,750
================================================================================
Gas Utilities--0.3%
Transcontinental Gas Pipe Line Corp. Series B,
  8.875%, 7/15/12 ....................................        115       127,363
================================================================================
Health Care Equipment & Supplies--2.1%
Biomet, Inc.:
  10.375%, 10/15/17 (c) ..............................         40        42,400
  11.625%, 10/15/17 ..................................         40        42,400
Catalent Pharma Solutions, Inc.,
  9.50%, 4/15/15 (c) .................................        115       102,925
Hologic, Inc., 2%, 12/15/37 (a)(e) ...................        220       185,900
ReAble Therapeutics Finance LLC,
  10.875%, 11/15/14 (b) ..............................        590       590,000
                                                                    ------------
                                                                        963,625
================================================================================
Health Care Providers & Services--2.1%
Community Health Systems, Inc. Series WI,
  8.875%, 7/15/15 ....................................        170       171,062
Omnicare, Inc. Series OCR, 3.25%,
  12/15/35 (a) .......................................         70        52,325
Tenet Healthcare Corp., 6.50%, 6/01/12 ...............        565       532,513
United Surgical Partners International, Inc.,
  8.875%, 5/01/17 ....................................         83        77,190
Viant Holdings, Inc., 10.125%, 7/15/17 (b) ...........        147       124,950
                                                                    ------------
                                                                        958,040
================================================================================
Hotels, Restaurants & Leisure--4.9%
American Real Estate Partners LP,
  7.125%, 2/15/13 ....................................        470       426,525
Boyd Gaming Corp., 7.75%, 12/15/12 ...................        250       215,625
CM Merger, Inc., 8%, 8/01/13 (b) .....................         85        72,462
Fontainebleau Las Vegas Holdings LLC,
  10.25%, 6/15/15 (b) ................................         65        42,250
Great Canadian Gaming Corp., 7.25%,
  2/15/15 (b) ........................................         90        87,300
Greektown Holdings, LLC, 10.75%,
  12/01/13 (b)(f)(g) .................................        122        90,280
HRP Myrtle Beach Operations LLC,
  7.383%, 4/01/12 (b)(d) .............................        250       215,000
Harrah's Operating Co., Inc. (b):
  10.75%, 2/01/16 ....................................         75        62,250
  10.75%, 2/01/18 (c) ................................        570       394,955
Pinnacle Entertainment, Inc., 7.50%, 6/15/15 .........         60        45,900
Snoqualmie Entertainment Authority,
  6.936%, 2/01/14 (b)(d) .............................         45        33,075
Travelport LLC, 7.307%, 9/01/14 (d) ..................         65        52,000
Tropicana Entertainment LLC Series WI,
  9.625%, 12/15/14 (f)(g) ............................         40        19,000
Virgin River Casino Corp., 9%, 1/15/12 ...............        100        71,000
Waterford Gaming LLC, 8.625%, 9/15/14 (b) ............        141       136,241
Wynn Las Vegas LLC, 6.625%, 12/01/14 .................        325       297,375
                                                                    ------------
                                                                      2,261,238
================================================================================
Household Durables--0.9%
Ashton Woods USA LLC, 9.50%, 10/01/15 ................        350       203,000
Jarden Corp., 7.50%, 5/01/17 .........................        235       204,450
Stanley-Martin Communities LLC,
  9.75%, 8/15/15 .....................................         50        22,000
                                                                    ------------
                                                                        429,450
================================================================================
IT Services--1.2%
First Data Corp., 9.875%, 9/24/15 (b) ................        170       147,900
SunGard Data Systems, Inc., 9.125%, 8/15/13 ..........        380       383,800
                                                                    ------------
                                                                        531,700
================================================================================
Independent Power Producers &
Energy Traders--4.5%
The AES Corp., 8%, 10/15/17 ..........................        495       485,100
Dynegy Holdings, Inc.:
  8.375%, 5/01/16 ....................................        110       106,700
  7.75%, 6/01/19 .....................................        275       250,250
Energy Future Holding Corp.,
  11.25%, 11/01/17 (b)(c) ............................        225       226,125
NRG Energy, Inc.:
  7.25%, 2/01/14 .....................................        250       238,750
  7.375%, 2/01/16 ....................................        300       282,375
Texas Competitive Electric Holdings Co. LLC (b):
  10.25%, 11/01/15 ...................................        105       102,900
  10.50%, 11/01/16 (c) ...............................        205       200,900
  Series B, 10.25%, 11/01/15 .........................        165       161,700
                                                                    ------------
                                                                      2,054,800
================================================================================
Industrial Conglomerates--1.2%
Sequa Corp. (b):
  11.75%, 12/01/15 ...................................        250       222,500
  13.50%, 12/01/15 (c) ...............................        350       328,621
                                                                    ------------
                                                                        551,121
================================================================================
Insurance--0.1%
USI Holdings Corp., 6.551%, 11/15/14 (b)(d) ..........         60        50,100
================================================================================

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments June 30, 2008 (Continued)
                                     (Percentages shown are based on Net Assets)
================================================================================

                                                             Par
Corporate Bonds                                             (000)        Value
--------------------------------------------------------------------------------
Leisure Equipment & Products--0.9%
Quiksilver, Inc., 6.875%, 4/15/15 .................... $      225   $   191,250
True Temper Sports, Inc., 8.375%, 9/15/11 ............        325       211,250
                                                                    ------------
                                                                         402,500
================================================================================
Machinery--1.0%
Ahern Rentals, Inc., 9.25%, 8/15/13 ..................        125        91,250
American Railcar Industries, Inc.,
  7.50%, 3/01/14 .....................................         30        27,900
Esco Corp., 8.625%, 12/15/13 (b) .....................        100       101,000
RBS Global, Inc., 8.875%, 9/01/16 ....................         55        51,425
Terex Corp., 8%, 11/15/17 ............................        125       124,063
Titan International, Inc., 8%, 1/15/12 ...............         80        78,400
                                                                    ------------
                                                                        474,038
================================================================================
Marine--0.1%
Navios Maritime Holdings, Inc.,
  9.50%, 12/15/14 ....................................         41        41,922
================================================================================
Media--8.8%
Affinion Group, Inc.:
  10.125%, 10/15/13 ..................................         50        50,125
  11.50%, 10/15/15 ...................................        155       154,612
CMP Susquehanna Corp., 9.875%, 5/15/14 ...............        250       175,000
Cablevision Systems Corp. Series B,
  7.133%, 4/01/09 (d) ................................        310       310,000
Charter Communications Holdings I, LLC:
  11%, 10/01/15 ......................................        330       243,675
Charter Communications Holdings II, LLC:
  10.25%, 9/15/10 ....................................        660       636,962
DirecTV Holdings LLC:
  8.375%, 3/15/13 ....................................         70        72,100
  7.625%, 5/15/16 (b) ................................        275       270,875
Harland Clarke Holdings Corp.:
  7.426%, 5/15/15 (d) ................................         40        29,600
  9.50%, 5/15/15 .....................................         50        41,000
Mediacom Broadband LLC, 8.50%, 10/15/15 ..............        100        89,375
NTL Cable Plc:
  8.75%, 4/15/14 .....................................         35        32,900
  9.125%, 8/15/16 ....................................        250       234,375
Network Communications, Inc.,
  10.75%, 12/01/13 ...................................         35        26,600
Nielsen Finance LLC, 10%, 8/01/14 (b) ................        380       391,875
ProtoStar I Ltd., 12.50%, 10/15/12 (a)(b)(d) .........        158       153,521
R.H. Donnelley, Inc., 11.75%, 5/15/15 (b) ............        429       385,864
TL Acquisitions, Inc., 10.50%, 1/15/15 (b) ...........        750       648,750
Windstream Regatta Holdings, Inc.,
  11%, 12/01/17 (b) ..................................        150       103,500
                                                                    ------------
                                                                      4,050,709
================================================================================
Metals & Mining--5.3%
Aleris International, Inc.:
  9%, 12/15/14 (c) ...................................        130       101,400
  10%, 12/15/16 ......................................        125        91,562
Evraz Group SA (b):
  8.875%, 4/24/13 ....................................        125       125,150
  9.50%, 4/24/18 .....................................        100       100,250
FMG Finance Pty Ltd., 10.625%, 9/01/16 (b) ...........         90       104,850
Foundation PA Coal Co., 7.25%, 8/01/14 ...............        400       400,000
Freeport-McMoRan Copper & Gold, Inc.:
  5.883%, 4/01/15 (d) ................................        295       297,909
  8.375%, 4/01/17 ....................................        445       469,475
Novelis, Inc., 7.25%, 2/15/15 ........................        250       236,250
Ryerson, Inc. (b):
  10.248%, 11/01/14 (d) ..............................         65        61,100
  12%, 11/01/15 ......................................         25        24,813
Steel Dynamics, Inc., 7.375%, 11/01/12 (b) ...........        300       300,000
Vedanta Resources Plc, 9.50%, 7/18/18 (b) ............        115       116,091
                                                                    ------------
                                                                      2,428,850
================================================================================
Multiline Retail--0.0%
Neiman Marcus Group, Inc., 9%, 10/15/15 (c) ..........         15        14,451
================================================================================
Oil, Gas & Consumable Fuels--10.0%
Atlas Energy Resources LLC,
  10.75%, 2/01/18 (b) ................................        320       332,800
Atlas Pipeline Partners LP, 8.75%, 6/15/18 (b) .......        130       129,025
Berry Petroleum Co., 8.25%, 11/01/16 .................        135       137,025
Chaparral Energy, Inc., 8.50%, 12/01/15 ..............         90        78,075
Chesapeake Energy Corp.:
  6.375%, 6/15/15 ....................................         60        56,700
  7.25%, 12/15/18 ....................................        550       534,875
Cimarex Energy Co., 7.125%, 5/01/17 ..................        120       117,900
Compton Petroleum Finance Corp.,
  7.625%, 12/01/13 ...................................        120       117,900
Connacher Oil and Gas Ltd.,
  10.25%, 12/15/15 (b) ...............................        230       242,650
Copano Energy LLC, 8.125%, 3/01/16 ...................         80        80,400
Corral Finans AB, 4.213%, 4/15/10 (b)(c) .............         71        63,541
Denbury Resources, Inc., 7.50%, 12/15/15 .............         70        69,650
Dynegy Roseton Series B, 7.67%, 11/08/16 .............        150       147,750
EXCO Resources, Inc., 7.25%, 1/15/11 .................         40        39,300
Encore Acquisition Co., 6.25%, 4/15/14 ...............        250       238,750
Forest Oil Corp.:
  7.25%, 6/15/19 .....................................        130       124,800
  7.25%, 6/15/19 (b) .................................        185       177,600
Newfield Exploration Co.:
  6.625%, 4/15/16 ....................................         85        77,987
  7.125%, 5/15/18 ....................................        115       108,962
OPTI Canada, Inc.:
  7.875%, 12/15/14 ...................................        100        98,750
  8.25%, 12/15/14 ....................................        360       358,200
Peabody Energy Corp., 7.375%, 11/01/16 ...............         20        19,950
PetroHawk Energy Corp., 7.875%, 6/01/15 (b) ..........        200       195,250
Range Resources Corp., 6.375%, 3/15/15 ...............        250       238,750
Sabine Pass LNG LP, 7.50%, 11/30/16 ..................         85        76,500
SandRidge Energy, Inc. (b):
  8.625%, 4/01/15 (c) ................................        105       107,625
  8%, 6/01/18 ........................................        175       175,875
Stone Energy Corp., 6.75%, 12/15/14 ..................        250       219,375
Swift Energy Co., 7.125%, 6/01/17 ....................        150       138,375
Whiting Petroleum Corp., 7.25%, 5/01/12 ..............        110       109,175
                                                                    ------------
                                                                      4,613,515
================================================================================
Paper & Forest Products--4.1%
Ainsworth Lumber Co. Ltd., 6.75%, 3/15/14 ............        250       115,000
Boise Cascade LLC, 7.125%, 10/15/14 ..................        150       120,000
Bowater Canada Finance Corp.,
  7.95%, 11/15/11 ....................................        115        79,925
Bowater, Inc., 9%, 8/01/09 ...........................        180       166,725
NewPage Corp., 10%, 5/01/12 ..........................        620       627,750
Norske Skog Canada Ltd. Series D,
  8.625%, 6/15/11 ....................................        160       136,000
Verso Paper Holdings LLC Series B:
  6.623%, 8/01/14 (d) ................................        175       161,000
  9.125%, 8/01/14 ....................................        365       356,788
  11.375%, 8/01/16 ...................................        110       104,225
                                                                    ------------
                                                                      1,867,413
================================================================================

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments June 30, 2008 (Continued)
                                     (Percentages shown are based on Net Assets)
================================================================================

                                                             Par
Corporate Bonds                                             (000)        Value
--------------------------------------------------------------------------------
Pharmaceuticals--0.6%
Angiotech Pharmaceuticals, Inc.,
  6.432%, 12/01/13 (d) ............................... $      300   $   261,000
================================================================================
Real Estate Investment Trusts (REITs)--0.2%
FelCor Lodging LP, 8.50%, 6/01/11 ....................         92        89,930
================================================================================
Real Estate Management & Development--0.6%
Forest City Enterprises, Inc., 7.625%, 6/01/15 .......        150       139,500
Realogy Corp.:
  10.50%, 4/15/14 ....................................         45        31,275
  11%, 4/15/14 (c) ...................................        140        82,600
                                                                    ------------
                                                                        253,375
================================================================================
Road & Rail--0.8%
Avis Budget Car Rental LLC:
  5.176%, 5/15/14 (d) ................................        225       174,375
  7.625%, 5/15/14 ....................................        250       200,000
                                                                    ------------
                                                                        374,375
================================================================================
Semiconductors & Semiconductor Equipment--0.8%
Amkor Technology, Inc.:
  7.75%, 5/15/13 .....................................         70        64,925
  9.25%, 6/01/16 .....................................         95        90,487
Freescale Semiconductor, Inc.:
  8.875%, 12/15/14 ...................................         60        48,750
  9.125%, 12/15/14 (c) ...............................        105        81,637
Spansion, Inc., 5.807%, 6/01/13 (b)(d) ...............        135        98,550
                                                                    ------------
                                                                        384,349
================================================================================
Software--0.1%
BMS Holdings, Inc., 9.954%, 2/15/12 (b)(c)(d) ........         88        61,564
================================================================================
Specialty Retail--2.0%
Asbury Automotive Group, Inc.,
  7.625%, 3/15/17 ....................................         50        40,250
AutoNation, Inc., 4.791%, 4/15/13 (d) ................        250       211,250
General Nutrition Centers, Inc.:
  7.199%, 3/15/14 (c)(d) .............................        150       125,081
  10.75%, 3/15/15 ....................................        260       222,300
Group 1 Automotive, Inc.,
  2.25%, 6/15/36 (a)(e) ..............................         80        46,800
Michaels Stores, Inc., 10%, 11/01/14 .................        105        90,956
United Auto Group, Inc., 7.75%, 12/15/16 .............        200       175,000
                                                                    ------------
                                                                        911,637
================================================================================
Textiles, Apparel & Luxury Goods--0.3%
Levi Strauss & Co., 8.875%, 4/01/16 ..................        150       145,875
================================================================================
Thrifts & Mortgage Finance--0.1%
Residential Capital LLC, 8.50%, 5/15/10 (b) ..........         54        45,360
================================================================================
Tobacco--0.4%
Vector Group Ltd., 11%, 8/15/15 ......................        200       199,500
================================================================================
Wireless Telecommunication Services--4.7%
Centennial Communications Corp.
  8.541%, 1/01/13 (d) ................................        100        96,500
  8.125%, 2/01/14 ....................................         90        89,100
Cricket Communication, Inc.:
  9.375%, 11/01/14 ...................................         20        19,250
  10.875%, 11/01/14 ..................................        160       154,000
  10%, 7/15/15 (b) ...................................         70        68,600
Digicel Group Ltd. (b):
  8.875%, 1/15/15 ....................................        100        94,375
  9.125%, 1/15/15 (c) ................................        208       195,520
FiberTower Corp., 9%, 11/15/12 (a)(b) ................        120        88,200
iPCS, Inc., 4.998%, 5/01/13 (d) ......................        215       193,500
MetroPCS Wireless, Inc., 9.25%, 11/01/14 .............        450       433,125
Nordic Telephone Co. Holdings ApS,
  8.875%, 5/01/16 (b) ................................        250       245,000
Rural Cellular Corp., 8.25%, 3/15/12 .................         90        92,250
Sprint Capital Corp.:
  7.625%, 1/30/11 ....................................        325       319,313
  6.875%, 11/15/28 ...................................         80        66,600
                                                                    ------------
                                                                      2,155,333
================================================================================
Total Corporate Bonds--91.7%                                         42,223,345
================================================================================

================================================================================
Floating Rate Loan Interests
================================================================================
Auto Components--0.2%:
Delphi Automotive Systems:
  Delay Draw Term Loan, 8.50%, 12/31/08 ..............         18        17,223
  Term Loan, 8.50%, 12/31/08 .........................         82        75,944
                                                                    ------------
                                                                         93,167
================================================================================
Chemicals--0.5%
PQ Corp. Second Lien Term Loan,
  9.40%, 5/29/16 .....................................        250       217,500
================================================================================
Communications Equipment--0.5%
Alltel Corp. Term Loan B1,
  5.232%, 5/16/15 ....................................        249       245,873
================================================================================
Hotels, Restaurants & Leisure--0.6%
Travelport, Inc. Term Loan,
  9.913%, 3/22/12 ....................................        365       290,509
================================================================================
Independent Power Producers & Energy Traders--1.5%
TXU Corp.:
  Term Loan B-2, 5.948%--6.478%, 10/14/29 ............        248       229,446
  Term Loan B-3, 5.948%--6.478%, 10/10/14 ............        497       458,565
                                                                    ------------
                                                                        688,011
================================================================================
Media--1.4%
Education Media and Publishing:
  First Lien Term Loan B, 6.475%, 11/14/14 ...........        220       201,023
  Second Lien Term Loan, 11.956%, 11/14/14 ...........        512       425,213
                                                                    ------------
                                                                        626,236
================================================================================
Total Floating Rate Loan Interests--4.7%                              2,161,296
================================================================================

================================================================================
Common Stocks                                              Shares
================================================================================
Auto Components--0.2%
The Goodyear Tire & Rubber Co. (g) ...................      4,984        88,865
================================================================================
Capital Markets--0.1%
E*Trade Financial Corp. (g) ..........................     13,069        41,037
================================================================================
Electrical Equipment--0.1%
Medis Technologies Ltd. (g) ..........................     14,935        50,331
================================================================================
Total Common Stocks--0.4%                                               180,233
================================================================================

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock High Income Portfolio
Schedule of Investments June 30, 2008 (Concluded)
                                     (Percentages shown are based on Net Assets)
================================================================================

Preferred Securities
--------------------------------------------------------------------------------
                                                             Par
Capital Trusts                                              (000)        Value
--------------------------------------------------------------------------------
Diversified Financial Services--0.6%
Citigroup, Inc., 8.40% (d)(h) ........................ $      300   $   285,183
================================================================================
Total Capital Trusts--0.6%                                              285,183
================================================================================
Preferred Stocks                                           Shares
================================================================================
Diversified Telecommunication Services--0.0%
PTV, Inc. Series A, 10% ..............................          8             4
================================================================================
Oil, Gas & Consumable Fuels--1.0%
EXCO Resources, Inc.:
  7% (a) .............................................          8       112,000
  11% ................................................         26       364,000
                                                                    ------------
                                                                        476,000
================================================================================
Total Preferred Stocks--1.0%                                            476,004
================================================================================
Total Preferred Securities--1.6%                                        761,187
================================================================================
Total Long-Term Investments
(Cost $48,515,152)--98.4%                                            45,326,061
================================================================================

                                                         Beneficial
                                                          Interest
Short-Term Securities                                       (000)        Value
--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Liquidity Series, LLC Cash
  Sweep Series, 2.56% (i)(j) ......................... $      387   $   386,678
================================================================================
Total Short-Term Securities
(Cost--$386,678)--0.8%                                                  386,678
================================================================================
Total Investments (Cost--$48,901,830*)--99.2%                        45,712,739
Other Assets Less Liabilities--0.8%                                     346,528
                                                                    ------------
Net Assets--100.0%                                                  $46,059,267
                                                                    ============

--------------------------------------------------------------------------------
* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate cost .........................................            $48,917,078
                                                                    ===========
Gross unrealized appreciation ..........................            $   507,274
Gross unrealized depreciation ..........................             (3,711,614)
                                                                    -----------
Net unrealized depreciation ............................            $(3,204,340)
                                                                    ===========

(a)  Convertible security.

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. Unless otherwise indicated, these securities are considered to be liquid.

(c) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(d) Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.

(e)  Represents a step bond.

(f)  Issuer filed for bankruptcy or is in default of interest payments.

(g)  Non-income producing security.

(h)  Security is perpetual in nature and has no stated maturity date.

(i) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------
                                                              Net
                                                            Activity    Interest
Affiliate                                                    (000)       Income
--------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC
  Cash Sweep Series ..................................      $(1,045)    $55,941
================================================================================

(j)  Represents the current yield as of report date.

o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

o    Swaps outstanding as of June 30, 2008 were as follows:
--------------------------------------------------------------------------------
                                                          Notional
                                                           Amount    Unrealized
                                                           (000)    Depreciation
--------------------------------------------------------------------------------
Sold credit default protection on
Ford Motor Company and receive 3.80%

Broker, JPMorgan Chase
Expires March 2010 ..............................           $250       $(39,572)
--------------------------------------------------------------------------------

o Effective January 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

     o Level 1--price quotations in active markets/exchanges for identical securities

     o Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

     o Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Fund's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2008 in determining the fair valuation of the Fund's investments:

--------------------------------------------------------------------------------
                                                                        Other
Valuation                                           Investments in    Financial
Inputs                                                Securities    Instruments*
--------------------------------------------------------------------------------
Level 1 ..................................            $   180,232           --
Level 2 ..................................             45,532,506     $(39,572)
Level 3 ..................................                     --           --
--------------------------------------------------------------------------------
Total                                                 $45,712,738     $(39,572)
                                                      ==========================

*    Other financial instruments are swaps.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Large Cap Core Portfolio
Schedule of Investments June 30, 2008 (Unaudited)
                                     (Percentages shown are based on Net Assets)
================================================================================

Common Stocks                                              Shares      Value
--------------------------------------------------------------------------------
Aerospace & Defense--3.6%
Honeywell International, Inc. ........................     35,000  $  1,759,800
Lockheed Martin Corp. ................................     31,000     3,058,460
Northrop Grumman Corp. ...............................     39,000     2,609,100
United Technologies Corp. ............................     23,000     1,419,100
                                                                   ------------
                                                                      8,846,460
================================================================================
Biotechnology--1.1%
Biogen Idec, Inc. (a) ................................     47,000     2,626,830
================================================================================
Chemicals--2.6%
Monsanto Co. .........................................     28,000     3,540,320
The Mosaic Co. (a) ...................................     19,000     2,749,300
                                                                   ------------
                                                                      6,289,620
================================================================================
Communications Equipment--1.1%
Cisco Systems, Inc. (a) ..............................     17,000       395,420
Juniper Networks, Inc. (a) ...........................    100,000     2,218,000
                                                                   ------------
                                                                      2,613,420
================================================================================
Computers & Peripherals--6.2%
Apple, Inc. (a) ......................................      2,000       334,880
Hewlett-Packard Co. ..................................    104,000     4,597,840
International Business Machines Corp. ................     48,000     5,689,440
Sun Microsystems, Inc. (a) ...........................    171,000     1,860,480
Western Digital Corp. (a) ............................     74,000     2,555,220
                                                                   ------------
                                                                     15,037,860
================================================================================
Construction & Engineering--1.1%
Fluor Corp. ..........................................     15,000     2,791,200
================================================================================
Consumer Finance--0.9%
Capital One Financial Corp. ..........................     56,000     2,128,560
================================================================================
Diversified Financial Services--0.7%
JPMorgan Chase & Co. .................................     52,000     1,784,120
================================================================================
Diversified Telecommunication Services--0.6%
AT&T Inc. ............................................     44,000     1,482,360
================================================================================
Electronic Equipment & Instruments--1.1%
Agilent Technologies, Inc. (a) .......................     79,000     2,807,660
================================================================================
Energy Equipment & Services--1.1%
ENSCO International, Inc. ............................     34,000     2,745,160
================================================================================
Food & Staples Retailing--2.8%
BJ's Wholesale Club, Inc. (a) ........................     14,000       541,800
CVS Caremark Corp. ...................................     19,000       751,830
The Kroger Co. .......................................     25,000       721,750
Wal-Mart Stores, Inc. ................................     86,000     4,833,200
                                                                   ------------
                                                                      6,848,580
================================================================================
Health Care Providers & Services--6.9%
Aetna, Inc. ..........................................     58,000     2,350,740
AmerisourceBergen Corp. ..............................     60,000     2,399,400
Express Scripts, Inc. (a) ............................     44,000     2,759,680
Laboratory Corp. of America Holdings (a) .............     15,000     1,044,450
McKesson Corp. .......................................     49,000     2,739,590
Medco Health Solutions, Inc. (a) .....................     62,000     2,926,400
WellPoint, Inc. (a) ..................................     57,000     2,716,620
                                                                   ------------
                                                                     16,936,880
================================================================================
Hotels, Restaurants & Leisure--0.6%
McDonald's Corp. .....................................     25,000     1,405,500
================================================================================
Household Products--0.5%
The Procter & Gamble Co. .............................     21,000     1,277,010
================================================================================
IT Services--1.3%
Accenture Ltd. Class A ...............................     75,000     3,054,000
================================================================================
Industrial Conglomerates--1.1%
General Electric Co. .................................    103,000     2,749,070
================================================================================
Insurance--2.8%
The Allstate Corp. ...................................     61,000     2,780,990
MetLife, Inc. ........................................      8,000       422,160
The Travelers Cos., Inc. .............................     62,000     2,690,800
UnumProvident Corp. ..................................     46,000       940,700
                                                                   ------------
                                                                      6,834,650
================================================================================
Machinery--4.5%
AGCO Corp. (a) .......................................     33,000     1,729,530
Cummins, Inc. ........................................     39,000     2,555,280
Deere & Co. ..........................................     39,000     2,813,070
Parker Hannifin Corp. ................................     19,000     1,355,080
SPX Corp. ............................................     19,000     2,502,870
                                                                   ------------
                                                                     10,955,830
================================================================================
Media--1.7%
Omnicom Group Inc. ...................................     14,000       628,320
Walt Disney Co. ......................................    113,000     3,525,600
                                                                   ------------
                                                                      4,153,920
================================================================================
Metals & Mining--3.0%
Freeport-McMoRan Copper & Gold, Inc.
Class B ..............................................     30,000     3,515,700
Nucor Corp. (b) ......................................     42,000     3,136,140
Reliance Steel & Aluminum Co. ........................      9,000       693,810
                                                                   ------------
                                                                      7,345,650
================================================================================
Multiline Retail--0.8%
Big Lots, Inc. (a) ...................................     59,000     1,843,160
================================================================================
Oil, Gas & Consumable Fuels--22.3%
Anadarko Petroleum Corp. .............................     44,000     3,292,960
Apache Corp. .........................................     24,000     3,336,000
Chevron Corp. ........................................     64,000     6,344,320
ConocoPhillips .......................................     56,000     5,285,840
Devon Energy Corp. ...................................     31,000     3,724,960
Exxon Mobil Corp. ....................................    130,000    11,456,900
Frontline Limited (b) ................................     15,000     1,046,700
Hess Corp. ...........................................     25,000     3,154,750
Marathon Oil Corp. ...................................     61,000     3,164,070
Murphy Oil Corp. .....................................     31,000     3,039,550
Noble Energy, Inc. ...................................     25,000     2,514,000
Occidental Petroleum Corp. ...........................     45,000     4,043,700
Sunoco, Inc. (b) .....................................     43,000     1,749,670
Valero Energy Corp. ..................................     54,000     2,223,720
                                                                   ------------
                                                                     54,377,140
================================================================================
Paper & Forest Products--0.2%
International Paper Co. ..............................     17,000       396,100
================================================================================
Personal Products--0.9%
The Estee Lauder Cos., Inc. Class A ..................     47,000     2,183,150
================================================================================
Pharmaceuticals--7.3%
Eli Lilly & Co. ......................................     72,000     3,323,520
Johnson & Johnson ....................................     92,000     5,919,280
Merck & Co., Inc. ....................................    101,000     3,806,690
Pfizer, Inc. .........................................    276,000     4,821,720
                                                                   ------------
                                                                     17,871,210
================================================================================
Road & Rail--1.2%
CSX Corp. ............................................     46,000     2,889,260
================================================================================
Semiconductors & Semiconductor
Equipment--9.7%
Altera Corp. .........................................    119,000     2,463,300
Analog Devices, Inc. .................................     81,000     2,573,370
Integrated Device Technology, Inc. (a) ...............    165,000     1,640,100
Intel Corp. ..........................................    197,000     4,231,560
Intersil Corp. Class A ...............................     59,000     1,434,880
KLA-Tencor Corp. .....................................     59,000     2,401,890

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Large Cap Core Portfolio
Schedule of Investments June 30, 2008 (Concluded)
                                     (Percentages shown are based on Net Assets)
================================================================================

Common Stocks                                              Shares      Value
--------------------------------------------------------------------------------

Semiconductors & Semiconductor
Equipment (concluded)
Linear Technology Corp. ..............................     80,000  $  2,605,600
Novellus Systems, Inc. (a) ...........................     29,000       614,510
Texas Instruments, Inc. ..............................    111,000     3,125,760
Xilinx, Inc. .........................................    102,000     2,575,500
                                                                   ------------
                                                                     23,666,470
================================================================================
Software--6.8%
Compuware Corp. (a) ..................................    130,000     1,240,200
McAfee, Inc. (a) .....................................     17,000       578,510
Microsoft Corp. ......................................    240,000     6,602,400
Oracle Corp. (a) .....................................    188,000     3,948,000
Symantec Corp. (a) ...................................    145,000     2,805,750
Synopsys, Inc. (a) ...................................     62,000     1,482,420
                                                                   ------------
                                                                     16,657,280
================================================================================
Specialty Retail--4.5%
Best Buy Co., Inc. ...................................     63,000     2,494,800
GameStop Corp. Class A (a) ...........................     48,000     1,939,200
The Gap, Inc. ........................................    160,000     2,667,200
Ross Stores, Inc. ....................................     38,000     1,349,760
TJX Cos., Inc. .......................................     84,000     2,643,480
                                                                   ------------
                                                                     11,094,440
================================================================================
Textiles, Apparel & Luxury Goods--1.0%
Nike, Inc. Class B ...................................     43,000     2,563,230
--------------------------------------------------------------------------------
Total Common Stocks
(Cost--$235,282,766)--100.0%                                        244,255,780
================================================================================
                                                         Beneficial
                                                          Interest
Short-Term Securities                                      (000)
================================================================================
BlackRock Liquidity Series, LLC
Money Market Series, 2.70% (c)(d)(e) .................     $4,818     4,818,150
================================================================================
Total Short-Term Securities
(Cost--$4,818,150)--2.0%                                              4,818,150
================================================================================
Total Investments (Cost--$240,100,916*)--102.0% ......              249,073,930
Liabilities in Excess of Other Assets--(2.0%) ........               (4,977,859)
                                                                   ------------
Net Assets--100.0% ...................................             $244,096,071
                                                                   ============
--------------------------------------------------------------------------------
* The cost and unrealized appreciation (depreciation) of investments, as of June 30, 2008, as computed for federal income tax purposes, were as follows:

Aggregate Cost ..................................................  $241,647,298
                                                                   ============
Gross unrealized appreciation ...................................  $ 27,434,573
Gross unrealized depreciation ...................................   (20,007,941)
                                                                   ------------
Net unrealized appreciation .....................................  $  7,426,632
                                                                   ============

(a)   Non-income producing security.

(b)   Security, or a portion of security, is on loan.

(c) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------
                                                                Net
                                                              Activity  Interest
Affiliate                                                      (000)     Income
--------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC
Cash Sweep Series .......................................          --   $ 1,688
BlackRock Liquidity Series, LLC
Money Market Series .....................................      $3,846   $25,074
--------------------------------------------------------------------------------

(d)   Security was purchased with the cash proceeds from securities loans.

(e)   Represents the current yield as of report date.

 o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease.

 o Effective January 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

      o Level 1--price quotations in active markets/exchanges for identical securities

      o Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

      o Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2008 in determining the fair valuation of the Portfolio's investments:

--------------------------------------------------------------------------------
Valuation                                                        Investments in
Inputs                                                              Securities
--------------------------------------------------------------------------------
Level 1 ...........................................                 $244,255,780
Level 2 ...........................................                    4,818,150
Level 3 ...........................................                           --
--------------------------------------------------------------------------------
Total .............................................                 $249,073,930
                                                                    ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Money Market Portfolio
Schedule of Investments June 30, 2008 (Unaudited)
                                     (Percentages shown are based on Net Assets)
================================================================================

                                             Interest                                               Maturity     Par
Issue                                          Rate                                                   Date      (000)        Value
------------------------------------------------------------------------------------------------------------------------------------
Certificate of Deposit--7.7%                   2.58%   American Express Bank, FSB..................  8/21/08   $ 5,000 $   5,000,000
                                               2.80    American Express Bank, FSB..................  9/10/08     5,000     5,000,000
                                               2.62    Citibank, NA................................  8/13/08     5,300     5,300,000
                                               2.77    Citibank, NA................................  9/10/08     5,000     5,000,000
                                               2.79    Wachovia Bank, NA...........................  9/25/08     2,000     2,000,000
                                               2.91(a) Wachovia Bank, NA...........................  5/01/09     1,750     1,750,000
------------------------------------------------------------------------------------------------------------------------------------
                                                       Total Certificate of Deposit                                       24,050,000
====================================================================================================================================
Certificate of Deposit--Yankee--23.7%          2.90    Banco Bilbao Vizcaya Argentaria SA, NY......  7/23/08     5,000     5,000,000
                                               2.79    Banco Bilbao Vizcaya Argentaria SA, NY......  9/19/08     1,000     1,000,000
                                               3.19    Banco Bilbao Vizcaya Argentaria SA, NY......  12/24/08    1,000     1,000,000
                                               2.83(a) Bank of Montreal, Chicago...................  11/10/08      800       800,000
                                               2.68    Bank of Scotland Plc, NY....................  10/02/08    1,735     1,735,000
                                               2.93    Bank of Scotland Plc, NY....................  11/17/08    3,500     3,500,000
                                               2.95    Barclays Bank Plc, NY.......................  7/24/08     5,000     5,000,000
                                               2.70    Barclays Bank Plc, NY.......................  8/19/08     2,000     2,000,000
                                               4.50    BNP Paribas, NY.............................  7/03/08     2,135     2,135,000
                                               2.63    BNP Paribas, NY.............................  10/02/08    2,585     2,585,000
                                               2.85    BNP Paribas, NY.............................  12/04/08    3,200     3,200,000
                                               2.85    BNP Paribas, NY.............................  12/08/08    2,735     2,735,000
                                               2.84    DNB NOR Bank ASA, NY........................  12/05/08      550       550,000
                                               3.01(a) Deutsche Bank AG, NY........................  1/21/09     2,295     2,295,000
                                               2.68    Fortis Bank SA/NV, NY.......................  9/03/08     2,000     2,000,000
                                               5.42    Natixis, NY.................................  7/10/08       985       985,091
                                               4.82    Nordea Bank Finland Plc, NY.................  10/17/08    3,370     3,370,096
                                               2.71    Royal Bank of Canada, NY....................  9/16/08     5,000     5,000,106
                                               2.68    Royal Bank of Scotland Group Plc, NY........  10/02/08    2,895     2,895,000
                                               3.01    SanPaolo IMI SPA, NY........................  7/21/08    10,000    10,000,055
                                               2.77    SanPaolo IMI SPA, NY........................  10/03/08    1,500     1,500,000
                                               2.86    SanPaolo IMI SPA, NY........................  12/04/08    1,400     1,400,000
                                               2.86    SanPaolo IMI SPA, NY........................  12/05/08    2,200     2,200,000
                                               2.92    Societe Generale, NY........................  12/05/08    2,500     2,500,000
                                               3.18    Societe Generale, NY........................  12/23/08    5,000     5,000,239
                                               2.61    Svenska Handelsbanken, NY...................  10/01/08    1,965     1,965,000
                                               2.83    Toronto Dominion Bank, NY...................  12/05/08      750       750,000
                                               3.00    Toronto Dominion Bank, NY...................  12/16/08      400       400,000
                                               3.11    Toronto Dominion Bank, NY...................  12/30/08      900       900,000
------------------------------------------------------------------------------------------------------------------------------------
                                                       Total Certificate of Deposit--Yankee                               74,400,587
====================================================================================================================================
Commercial Paper(b)--50.8%                     2.78    Amstel Funding Corp.........................  9/04/08     5,000     4,974,903
                                               2.72    Amsterdam Funding Corp......................  7/11/08    10,000     9,992,444
                                               2.70    Amsterdam Funding Corp......................  8/22/08     5,000     4,980,500
                                               2.81    Atlantis One Funding Corp...................  9/15/08     6,000     5,964,407
                                               2.84    Bank of America Corp........................  7/07/08     6,000     5,997,160
                                               3.80    Bank of America Corp........................  7/11/08     2,095     2,092,789
                                               2.61    Bank of America Corp........................  8/04/08     3,000     2,992,605
                                               2.66    Bryant Park Funding LLC.....................  9/05/08     5,267     5,241,315
                                               2.61    CAFCO, LLC..................................  8/21/08     6,000     5,977,815
                                               2.68    CAFCO, LLC..................................  9/04/08     1,000       995,161
                                               2.73    Ciesco, LLC.................................  7/10/08     5,500     5,496,246
                                               2.63    Ciesco, LLC.................................  8/05/08     3,000     2,992,329
                                               2.75    Citigroup Funding Inc.......................  8/20/08     1,000       996,181
                                               3.00    Clipper Receivables Co. LLC.................  9/23/08     3,000     2,979,000
                                               2.73    CRC Funding, LLC............................  7/10/08     3,000     2,997,952
                                               2.73    CRC Funding, LLC............................  7/16/08     2,300     2,297,384
                                               2.91    CRC Funding, LLC............................  7/28/08     1,000       997,817
                                               2.92    Dexia Delaware LLC..........................  7/18/08     5,000     4,993,106
                                               3.02    DNB NOR Bank ASA............................  10/20/08    4,000     3,962,753
                                               3.83    General Electric Capital Corp...............  7/10/08     1,750     1,748,324
                                               2.60    General Electric Capital Corp...............  10/14/08    7,500     7,443,125
                                               2.63    General Electric Capital Corp...............  10/20/08    5,000     4,959,454
                                               2.90    Govco LLC...................................  7/22/08     3,000     2,994,925

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Money Market Portfolio
Schedule of Investments June 30, 2008 (Continued)
                                     (Percentages shown are based on Net Assets)
================================================================================

                                             Interest                                               Maturity     Par
Issue                                          Rate                                                   Date      (000)        Value
------------------------------------------------------------------------------------------------------------------------------------
Commercial Paper(b) (concluded)                2.45%   ING America Insurance Holdings, Inc.........  7/01/08   $ 4,000 $   4,000,000
                                               2.70    ING America Insurance Holdings, Inc.........  9/26/08     5,000     4,967,375
                                               2.45    JPMorgan Chase & Co.........................  10/01/08    5,000     4,968,694
                                               2.50    JPMorgan Chase & Co.........................  10/14/08    3,000     2,978,125
                                               2.57    Liberty Street Funding LLC..................  7/17/08     5,000     4,994,289
                                               2.89    Mont Blanc Capital Corp.....................  9/09/08     1,000       994,381
                                               2.80    Nieuw Amsterdam Receivables Corp............  7/31/08     2,000     1,995,333
                                               2.65    Old Line Funding, LLC.......................  8/08/08     6,000     5,983,217
                                               2.80    Old Line Funding, LLC.......................  9/04/08     6,000     5,969,667
                                              2.685    Raiffeisen Zentralbank Oesterreich AG.......  7/11/08     3,000     2,997,762
                                               2.90    Ranger Funding Co. LLC......................  7/21/08     7,000     6,988,722
                                               2.55    Scaldis Capital LLC.........................  7/25/08     5,000     4,991,500
                                               2.66    Societe Generale North America Inc..........  8/22/08     3,000     2,988,473
                                               2.80    Societe Generale North America Inc..........  9/10/08     2,000     1,988,956
                                               2.65    Solitaire Funding LLC.......................  8/07/08     1,500     1,495,915
                                               3.00    Versailles Commercial Paper, LLC............  9/02/08     2,500     2,486,875
                                               2.70    Yorktown Capital, LLC.......................  9/10/08     4,000     3,978,700
------------------------------------------------------------------------------------------------------------------------------------
                                                       Total Commercial Paper                                            158,835,679
====================================================================================================================================
Corporate Notes--7.0%                          2.49    Bank of Ireland (a)(c)......................  9/19/08     1,000     1,000,000
                                               2.95    Bank of Montreal, Chicago (a)(c)............  5/29/09     2,600     2,600,000
                                               2.54    Goldman Sachs Group, Inc. (a)(c)............  9/12/08     4,100     4,100,000
                                               2.54    HSBC Finance Corp. (a)......................  8/22/08     3,000     3,000,000
                                               3.22    HSBC USA Inc. (a)...........................  5/15/09       485       485,000
                                               3.14    ING USA Global Funding Trust VI (a).........  6/19/09       760       760,000
                                               2.57    MetLife Global Funding, Inc. (a)(c).........  9/12/08     1,750     1,750,000
                                               2.50    MetLife Global Funding, Inc. (a)(c).........  10/06/08    1,300     1,300,000
                                               2.77    Northern Rock Plc (a)(c)....................  7/08/08     2,000     2,000,000
                                               2.96    Royal Bank of Scotland Group Plc (a)(c).....  9/26/08     5,000     5,000,000
------------------------------------------------------------------------------------------------------------------------------------
                                                       Total Corporate Notes                                              21,995,000
====================================================================================================================================
Funding Agreements--2.9%                       2.96    Jackson National Life Insurance Co. (d).....  5/01/09     9,000     9,000,000
------------------------------------------------------------------------------------------------------------------------------------
                                                       Total Funding Agreements                                            9,000,000
====================================================================================================================================
U.S. Government, Agency & Instrumentality   2.53 (b)   Fannie Mae Discount Notes.................... 8/06/08       790       788,025
Obligations--5.6%                           2.52 (b)   Fannie Mae Discount Notes.................... 8/20/08       665       662,696
                                            2.53 (b)   Fannie Mae Discount Notes.................... 9/08/08     1,410     1,403,271
                                            2.53 (b)   Fannie Mae Discount Notes.................... 9/10/08       865       860,752
                                           2.623 (a)   Federal Home Loan Bank Variable Rate Notes... 3/20/09     1,625     1,626,088
                                           2.402 (a)   Federal Home Loan Bank Variable Rate Notes... 8/13/09     1,700     1,700,000
                                           2.376 (a)   Federal Home Loan Bank Variable Rate Notes... 8/14/09     2,525     2,524,717
                                            2.53 (b)   Freddie Mac Discount Note.................... 8/18/08       720       717,600
                                           2.669 (a)   Freddie Mac Variable Rate Notes.............. 9/25/09     4,575     4,573,338
                                           2.413 (a)   Freddie Mac Variable Rate Notes.............. 9/28/09     2,755     2,754,151
------------------------------------------------------------------------------------------------------------------------------------
                                                       Total U.S. Government, Agency & Instrumentality Obligations        17,610,638
====================================================================================================================================

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Money Market Portfolio
Schedule of Investments June 30, 2008 (Concluded)
                                     (Percentages shown are based on Net Assets)
================================================================================

                                               Par
Repurchase Agreement--2.1%                    (000)                         Issue                                            Value
------------------------------------------------------------------------------------------------------------------------------------
                                             $6,645    Deutsche Bank Securities Inc., purchased on
                                                         6/30/08 to yield 2.50% to 7/01/08,
                                                         repurchase price $6,645,461, collateralized by
                                                         FNMA, 5.625%, 9/04/12................................          $  6,645,000
------------------------------------------------------------------------------------------------------------------------------------
                                                       Total Repurchase Agreement                                          6,645,000
====================================================================================================================================
                                                       Total Investments (Cost--$312,536,904*)--99.8%................    312,536,904
                                                       Other Assets Less Liabilities--0.2%...........................        488,075
                                                                                                                        ------------
                                                       Net Assets--100.0%............................................   $313,024,979
                                                                                                                        ============

--------------------------------------------------------------------------------
*     Cost for Federal income tax purposes.

(a)   Floating rate security. Rate is as of report date.

(b)   The interest rates reflect the discount rates paid at time of purchase.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. Unless otherwise indicated, these securities are not considered to be illiquid.

(d) Restricted security as to resale, representing 2.9% of net assets were as follows:

--------------------------------------------------------------------------------
                                          Acquisition
Issue                                        Dates         Cost          Value
--------------------------------------------------------------------------------
Jackson National Life Insurance
   Co., 2.96%, 5/01/2009..............      5/01/08     $9,000,000    $9,000,000
--------------------------------------------------------------------------------

o Effective January 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

     o Level 1--price quotations in active markets/exchanges for identical securities

     o Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

     o Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Trust's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2008 in determining the fair valuation of the Portfolio's investments:

--------------------------------------------------------------------------------
Valuation                                                         Investments in
Inputs                                                              Securities
--------------------------------------------------------------------------------
Level 1................................................                      --
Level 2................................................            $312,536,904
Level 3................................................                      --
--------------------------------------------------------------------------------
Total                                                              $312,536,904
                                                                   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments June 30, 2008 (Unaudited)
                                     (Percentages shown are based on Net Assets)
================================================================================

                                                           Par
Asset-Backed Securities                                   (000)        Value
--------------------------------------------------------------------------------
ACE Securities Corp. (a):
     Series 2003-OP1 Class A2,
     2.843%, 12/25/33 ................................ $       23   $    20,730
     Series 2005-ASP1 Class M1,
     3.163%, 9/25/35 .................................        450       154,800
     Series 2005-HE6 Class A2B,
     2.683%, 10/25/35 ................................         23        22,485
Bank One Issuance Trust Series 2004-A1
   Class A1, 3.45%, 10/17/11 .........................      1,100     1,101,262
Bear Stearns Asset Backed Securities Trust (a):
     Series 2005-4 Class A,
     2.813%, 1/25/36 .................................        145       133,987
     Series 2005-HE10 Class A2,
     2.773%, 11/25/35 ................................        509       491,037
     Series 2005-SD1 Class 1A2,
     2.783%, 7/25/27 .................................        385       360,517
     Series 2006-HE8 Class 1A1,
     2.463%, 10/25/36 ................................        341       325,697
Carrington Mortgage Loan Trust
   Series 2006-NC5 Class A1,
   2.443%, 1/25/37 (a) ...............................        457       431,673
Chase Issuance Trust:
     Series 2007-A17 Class A,
     5.12%, 10/15/14 .................................        700       707,437
     Series 2008-A9 Class A9,
     4.26%, 5/15/13 ..................................        250       248,365
Citibank Credit Card Issuance Trust
   Series 2003-A8 Class A8,
   3.50%, 8/16/10 ....................................      1,250     1,251,063
Countrywide Asset Backed Certificates (a):
     Series 2003-2 Class M1,
     3.532%, 6/26/33 .................................         87        55,808
     Series 2003-BC3 Class A2,
     3.01%, 9/25/33 ..................................         37        28,428
     Series 2004-5 Class A,
     2.933%, 10/25/34 ................................         82        75,829
     Series 2004-13 Class AF4,
     4.583%, 1/25/33 .................................        550       528,900
     Series 2004-13 Class MF1,
     5.071%, 12/25/34 ................................          3         2,099
Daimler Chrysler Auto Trust:
     Series 2006-B Class A3,
     5.33%, 8/08/10 ..................................        549       554,365
     Series 2006-D Class A3,
     4.98%, 2/08/11 ..................................        891       899,683
First Franklin Mortgage Loan Asset Backed
   Certificates Series 2005-FF10
   Class A6, 2.833%, 11/25/35 (a) ....................        497       466,968
Ford Credit Auto Owner Trust:
     Series 2005-A Class A4,
     3.72%, 10/15/09 .................................        293       292,937
     Series 2006-C Class A3,
     5.16%, 11/15/10 .................................      1,100     1,115,115
Fremont Home Loan Trust Series 2005-E
   Class 2A2, 2.653%, 1/25/36 (a) ....................         35        34,780
Home Equity Asset Trust (a):
     Series 2005-1 Class A2,
     2.763%, 5/25/35 .................................         10         7,813
     Series 2005-3 Class 1A2,
     2.733%, 8/25/35 .................................         13        13,042
Honda Auto Receivables Owner Trust
   Series 2006-3 Class A3,
   5.12%, 10/15/10 ...................................        814       822,010
Irwin Home Equity Corp. Series 2005-C
   Class 1A1, 2.653%, 4/25/30 (a) ....................         81        73,218
JPMorgan Mortgage Acquisition Corp.
   Series 2006-HE3 Class A2,
   2.553%, 11/25/36 (a) ..............................        303       292,392
Lehman XS Trust Series 2005-5N
   Class 3A2, 2.843%, 11/25/35 (a) ...................        415       258,246
Long Beach Mortgage Loan Trust
   Series 2006-11 Class 2A1,
   2.453%, 12/25/36 (a) ..............................        407       388,221
Morgan Stanley ABS Capital I
   Series 2005-HE1 Class A2MZ,
   2.783%, 12/25/34 (a) ..............................         35        27,755
Nationstar Home Equity Loan Trust
   Series 2006-B Class AV1,
   2.463%, 9/25/36 (a) ...............................         75        74,695
New Century Home Equity Loan Trust
   Series 2005-2 Class A2MZ,
   2.743%, 6/25/35 (a) ...............................        103        87,152
Option One Mortgage Loan Trust
   Series 2003-4 Class A2,
   2.803%, 7/25/33 (a) ...............................        120        97,294
PECO Energy Transition Trust Series 2000-A
   Class A3, 7.625%, 3/01/10 .........................        802       822,532
Park Place Securities, Inc. Series 2005-WCH1 (a):
     Class A1B, 2.783%, 1/25/35 ......................         33        31,736
     Class A3D, 2.823%, 1/25/35 ......................         29        25,247
RAAC Series 2005-SP2 Class 2A,
   2.783%, 6/25/44 (a) ...............................        504       392,900
Residential Asset Mortgage Products, Inc.:
     Series 2005-RS3 Class AI2,
     2.653%, 3/25/35 (a) .............................        104        91,524
Residential Asset Securities Corp.
     Series 2003-KS5 Class AIIB,
     3.063%, 7/25/33 (a) .............................         62        58,736
SLM Student Loan Trust (a):
     Series 2002-1 Class A2,
     3.03%, 4/25/17 ..................................        484       482,317
     Series 2008-5 Class A2,
     3.973%, 10/25/16 ................................        920       932,475
     Series 2008-5 Class A3,
     4.173%, 1/25/18 .................................        230       234,115
     Series 2008-5 Class A4,
     4.573%, 7/25/23 .................................        630       651,269
Soundview Home Equity Loan Trust
   Series 2005-OPT3 Class A4,
   2.783%, 11/25/35 (a) ..............................        950       862,719
Structured Asset Securities Corp. (a):
     Series 2004-23XS Class 2A1,
     2.783%, 1/25/35 .................................        160       108,520
     Series 2006-BC3 Class A2,
     2.443%, 10/25/36 ................................        544       508,666
USAA Auto Owner Trust Series 2006-4:
     Class A3, 5.01%, 6/15/11 ........................        825       833,653
     Class A4, 4.98%, 10/15/12 .......................        775       786,526
Wachovia Auto Owner Trust Series 2005-B
   Class A3, 4.79%, 4/20/10 ..........................         51        51,029
--------------------------------------------------------------------------------
Total Asset-Backed Securities--15.3%                                 18,319,767
================================================================================

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments June 30, 2008 (Continued)
                                     (Percentages shown are based on Net Assets)
================================================================================

                                                           Par
U.S. Government Obligations                               (000)         Value
--------------------------------------------------------------------------------
U.S. Treasury Bonds, 4.375%, 2/15/38 ................. $    1,440   $ 1,403,551
U.S. Treasury Inflation Indexed Bonds:
     1.625% due 1/15/15 ..............................      1,548     1,626,296
     2.375% due 1/15/25 ..............................        399       418,246
     1.75% due 1/15/28 ...............................        256       243,850
U.S. Treasury Notes:
     3.50% due 5/31/13 ...............................        930       936,902
     5% due 5/15/37 ..................................        175       188,070
--------------------------------------------------------------------------------
Total U.S. Government Obligations--4.0%                               4,816,915
================================================================================

================================================================================
U.S. Government Agency
Mortgage-Backed Securities
--------------------------------------------------------------------------------
Fannie Mae Guaranteed
   Pass-Through Certificates:
     4.50%, 7/01/20-7/15/23 (b) ......................      5,339     5,181,026
     5.00%, 7/15/23-7/15/38 (b) ......................     12,000    11,601,286
     5.50%, 7/15/23-7/15/38 (b) ......................     24,000    23,700,992
     6.00%, 2/01/17-7/15/38 (b) ......................      9,334     9,424,303
     6.50%, 8/01/32-7/15/38 (b) ......................      6,984     7,191,549
     7.00%, 2/01/16 ..................................         54        56,375
Freddie Mac Mortgage
   Participation Certificates:
     5.00%, 12/01/35 .................................      1,559     1,498,686
     5.50%, 2/01/35 ..................................         60        59,649
     6.00%, 6/01/35 ..................................        337       341,313
     7.00%, 1/01/32-9/01/32 ..........................        156       164,883
Ginnie Mae MBS Certificates:
     5.00%, 7/15/38-8/15/38 (b) ......................      1,000       965,750
     5.50%, 5/20/36 ..................................      3,720     3,699,994
     6.00%, 7/15/38 (b) ..............................      1,300     1,319,500
     6.004%, 12/20/37 (a) ............................        925       939,506
     6.50%, 6/15/31-8/21/38 (b) ......................      2,252     2,307,294
     7.00%, 12/15/30 .................................        382       407,088
--------------------------------------------------------------------------------
Total U.S. Government Agency
Mortgage-Backed Securities--57.5%                                    68,859,194
================================================================================

================================================================================
U.S. Government Agency
Mortgage-Backed Securities--
Collateralized Mortgage Obligations
--------------------------------------------------------------------------------
Fannie Mae Trust:
     Series 360 Class 2,
     5%, 8/01/35 (c) .................................      1,118       281,463
     Series 378 Class 4,
     5%, 7/01/36 (c) .................................      1,182       285,814
     Series 2003-9 Class DA,
     4.50%, 12/25/16 .................................        602       602,873
     Series 2004-25 Class PA,
     5.50%, 10/25/30 .................................        444       450,023
     Series 2005-69 Class LE,
     5.50%, 11/25/33 .................................      1,132     1,153,734
Freddie Mac Multiclass Certificates
     Series 2684 Class SP,
     4.986%, 1/15/33 (c) .............................        135        22,486
     Series 3020 Class MA, 5.50%,
     4/15/27 .........................................        754       765,914
     Series 3067 Class PG,
     5.50%, 6/15/25 ..................................        471       477,595
Freddie Mac Multiclass Certificates (concluded):
     Series 3068 Class VA,
     5.50%, 10/15/16 .................................        334       340,110
     Series 3087 Class VA, 5.50%,
     3/15/15 .........................................        939       961,494
     Series 3137 Class XP, 6%, 4/15/36 ...............        558       575,247
     Series 3208 Class PS,
     4.586%, 8/15/36 (b) .............................        683        77,046
     Series 3316 Class SB,
     4.729%, 8/15/35 (b) .............................        121        14,042
--------------------------------------------------------------------------------
Total U.S. Government Agency
Mortgage-Backed Securities--
Collateralized Mortgage Obligations--5.0%                             6,007,841
================================================================================

================================================================================
Non-U.S. Government Agency
Mortgage-Backed Securities
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations--15.5%
Bear Stearns Adjustable Rate
   Mortgage Trust (a):
     Series 2005-4 Class 3A1,
     5.371%, 8/25/35 .................................      3,216     3,116,801
     Series 2006-2 Class 2A1,
     5.65%, 7/25/36 ..................................      1,065       944,983
Citigroup Mortgage Loan Trust, Inc.
   Series 2005-4 Class A,
   5.344%, 8/25/35 (a) ...............................      1,130     1,058,605
Citimortgage Alternative Loan Trust:
     Series 2007-A8 Class A1,
     6%, 10/25/37 ....................................        760       666,659
Countrywide Alternative Loan Trust (a):
     Series 2006-01A0 Class 1A1,
     4.488%, 8/25/46 .................................        145       118,022
     Series 2006-OC10 Class 2A1,
     2.483%, 11/25/36 ................................        372       329,558
Countrywide Home Loan
   Mortgage Pass-Through Trust:
     Series 2006-0A5 Class 2A1,
     2.683%, 4/25/46 (a) .............................        149       106,044
     Series 2006-0A5 Class 3A1,
     2.683%, 4/25/46 (a) .............................        305       213,716
     Series 2007-16 Class A1,
     6.50%, 10/25/37 .................................        453       443,212
     Series 2007-J3 Class A10,
     6%, 7/25/37 .....................................        573       522,512
Credit Suisse Mortgage Capital Certificate
   Series 2006-8 Class 3A1,
   6%, 10/25/21 ......................................        231       213,562
First Horizon Asset Securities, Inc.
   Series 2005-AR3 Class 3A1,
   5.494%, 8/25/35 (a) ...............................        440       428,092
GSR Mortgage Loan Trust Series 2005-AR4
   Class 6A1, 5.25%, 7/25/35 (a) .....................      1,165     1,094,226
Harborview Mortgage Loan Trust
   Series 2006-9 Class 2A1A,
   2.693%, 11/19/36 (a) ..............................        272       191,531
Impac Secured Assets CMN Owner Trust (a):
     Series 2004-3 Class 1A4,
     2.883%, 11/25/34 ................................        101        73,643

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments June 30, 2008 (Continued)
                                     (Percentages shown are based on Net Assets)
================================================================================

Non-U.S. Government Agency                                 Par
Mortgage-Backed Securities                                (000)         Value
--------------------------------------------------------------------------------
Collateralized Mortgage
Obligations (concluded)
Impac Secured Assets CMN
   Owner Trust (concluded):
     Series 2004-3 Class M1,
     3.083%, 11/25/34 ................................ $      500   $   262,500
JPMorgan Mortgage Trust:
     Series 2006-S2 Class 2A2,
     5.875%, 7/25/36 .................................         78        76,073
     Series 2007-S1 Class 1A2,
     5.50%, 3/25/22 ..................................         80        76,914
Luminent Mortgage Trust Series 2006-7
   Class 1A1, 2.663%, 12/25/36 (a) ...................        693       498,966
Residential Accredit Loans, Inc. Class A1 (a):
     Series 2006-Q02
     2.703%, 2/25/46 .................................        242       167,246
     Series 2007-Q03
     2.643%, 3/25/47 .................................        187       140,227
Structured Adjustable Rate Mortgage Loan
   Trust Series 2007-3 Class 2A1,
   5.731%, 4/25/37 (a) ...............................        835       768,432
Structured Asset Securities Corp. (a):
     Series 2005-GEL2 Class A,
     2.763%, 4/25/35 .................................         62        55,018
     Series 2005-OPT1 Class A4M,
     2.743%, 11/25/35 ................................        200       180,402
WaMu Mortgage Pass Through Certificates (a):
     Series 2006-AR18 Class 1A1,
     5.343%, 1/25/37 .................................        536       506,840
     Series 2007-HY3 Class 1A1,
     5.665%, 3/25/37 .................................      2,232     2,071,250
     Series 2007-0A4 Class 1A,
     4.298%, 5/25/47 .................................        186       137,911
     Series 2007-0A5 Class 1A,
     4.278%, 6/25/47 .................................        321       260,212
Wells Fargo Mortgage Backed
   Securities Trust (a):
     Series 2005-AR15 Class 2A1,
     5.107%, 9/25/35 .................................      1,184     1,150,196
     Series 2006-AR2 Class 2A5,
     5.107%, 3/25/36 .................................      1,130     1,093,754
     Series 2006-AR3 Class A4,
     5.705%, 3/25/36 .................................      1,025       953,160
     Series 2006-AR12 Class 2A1,
     6.099%, 9/25/36 .................................        249       237,772
     Series 2006-AR17 Class A1,
     5.33%, 10/25/36 .................................        434       415,967
                                                                    -----------
                                                                     18,574,006
================================================================================
Commercial Mortgage-Backed
Securities--19.4%
Banc of America Commercial Mortgage, Inc.:
     Series 2001-1 Class B,
     6.674%, 4/15/36 .................................        840       866,711
     Series 2003-2 Class A3,
     4.873%, 3/11/41 (a)(d) ..........................        755       737,471
     Series 2007-2 Class A4,
     5.688%, 4/10/49 (a) .............................        700       665,532
Bear Stearns Commercial Mortgage Securities:
     Series 1998-C1 Class A2,
     6.44%, 6/16/30 ..................................         56        56,001
     Series 2005-PWR8 Class A4,
     4.674%, 6/11/41 .................................        750       699,418
     Series 2006-PW11 Class A4,
     5.625%, 3/11/39 (a) .............................        825       793,913
     Series 2007-PW17 Class A4,
     5.694%, 6/11/50 (a) .............................        525       494,792
CS First Boston Mortgage Securities Corp.
   Series 2002-CP5 Class A1,
   4.106%, 12/15/35 ..................................        315       305,946
Capco America Securitization Corp.
   Series 1998-D7 Class A1B,
   6.26%, 10/15/30 ...................................        347       347,671
Chase Commercial Mortgage Securities Corp.
   Series 1999-2 Class A2,
   7.198%, 1/15/32 ...................................        638       654,729
Citigroup Commercial Mortgage Trust:
     Series 2006-C5 Class A4,
     5.431%, 10/15/49 ................................        155       146,917
     Series 2007-C6 Class AM,
     5.889%, 12/10/49 (a) ............................        275       249,919
     Series 2008-C7 Class A4,
     6.095%, 12/10/49 (a) ............................        430       417,861
Citigroup/Deutsche Bank Commercial
   Mortgage Trust:
     Series 2007-CD4 Class A4,
     5.322%, 12/11/49 ................................        385       355,900
     Series 2007-CD5 Class A4,
     5.886%, 11/15/44 (a) ............................        275       262,509
Commercial Mortgage Pass-Through
   Certificates Series 2004-LB3A
   Class A3, 5.09%, 7/10/37 (a) ......................        325       322,977
First Union National Bank Commercial
   Mortgage Series 1999-C4
   Class E, 8.177%, 12/15/31 (a) .....................        745       775,219
GMAC Commercial Mortgage Securities, Inc.:
     Series 1998-C2 Class A2,
     6.42%, 5/15/35 ..................................        139       138,680
     Series 2000-C3 Class A2,
     6.957%, 9/15/35 .................................        818       844,909
     Series 2001-C1 Class B,
     6.67%, 4/15/34 (a) ..............................        690       711,721
     Series 2003-C3 Class A3,
     4.646%, 4/10/40 .................................        850       836,529
GS Mortgage Securities Corp. II
   Series 2006-GG6 Class A2,
   5.506%, 4/10/38 (a) ...............................        700       699,216
Greenwich Capital Commercial Funding Corp.:
     Series 2004-GG1 Class A4,
     4.755%, 6/10/36 .................................        900       897,993
     Series 2005-GG5 Class AJ,
     5.301%, 4/10/37 (a) .............................        225       198,097
     Series 2006-GG7 Class A4,
     5.914%, 7/10/38 (a) .............................      1,390     1,371,194
     Series 2007-GG9 Class A4,
     5.444%, 3/10/39 .................................        725       675,550
JPMorgan Chase Commercial
   Mortgage Securities Corp.:
     Series 2001-CIB2 Class A3,
     6.429%, 4/15/35 .................................        735       754,139
     Series 2006-CB17 Class A4,
     5.429%, 12/12/43 ................................        100        94,720
     Series 2007-C1 Class A4,
     5.716%, 2/15/51 .................................        645       605,270
     Series 2007-LD1 Class A2,
     5.992%, 6/15/49 (a) .............................        275       272,490
     Series 2007-LD12 Class A2,
     5.827%, 2/15/51 .................................        225       222,104

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments June 30, 2008 (Continued)
                                     (Percentages shown are based on Net Assets)
================================================================================

Non-U.S. Government Agency                                 Par
Mortgage-Backed Securities                                (000)         Value
--------------------------------------------------------------------------------
Commercial Mortgage-Backed
Securities (concluded)
LB Commercial Conduit Mortgage Trust
   Series 1998-C4 Class A1B,
   6.21%, 10/15/35 ................................... $      385   $   385,286
LB-UBS Commercial Mortgage Trust:
     Series 2000-C3 Class A2,
     7.95%, 5/15/25 (a) ..............................        698       724,969
     Series 2005-C3 Class A5,
     4.739%, 7/15/30 .................................        600       562,404
     Series 2006-C1 Class A4,
     5.156%, 2/15/31 .................................        635       597,592
     Series 2007-C2 Class A3,
     5.43%, 2/15/40 ..................................        500       464,888
     Series 2007-C7 Class A2,
     5.588%, 9/15/45 .................................        745       728,537
Morgan Stanley Capital I:
     Series 2006-IQ12 Class A4,
     5.332%, 12/15/43 ................................        300       282,141
     Series 2007-HQ12 Class A2,
     5.811%, 4/12/49 (a) .............................        100        98,415
     Series 2007-IQ16 Class A4,
     5.809%, 12/12/49 ................................        380       360,757
     Series 2008-T29 Class A4,
     6.458%, 1/11/43 (a) .............................        675       665,570
Wachovia Bank Commercial Mortgage Trust (a):
     Series 2005-C20 Class A6A,
     5.11%, 7/15/42 ..................................        680       664,717
     Series 2005-C21 Class A3,
     5.384%, 10/15/44 ................................        310       309,988
     Series 2006-C28 Class AJ,
     5.632%, 10/15/48 ................................         80        65,322
     Series 2006-C29 Class AJ,
     5.368%, 11/15/48 ................................         80        63,827
     Series 2007-C33 Class A4,
     6.10%, 2/15/51 ..................................        850       820,261
                                                                    -----------
                                                                     23,270,772
================================================================================
Total Non-U.S. Government Agency
Mortgage-Backed Securities--34.9%                                    41,844,778
================================================================================

================================================================================
Corporate Bonds
--------------------------------------------------------------------------------
Aerospace & Defense--0.1%
Honeywell International, Inc.,
   5.70%, 3/15/36 ....................................        155       146,547
L-3 Communications Corp.:
     5.875%, 1/15/15 .................................         30        27,675
     Series B, 6.375%, 10/15/15 ......................          7         6,545
                                                                    -----------
                                                                        180,767
================================================================================
Air Freight & Logistics--0.0%
United Parcel Service, Inc.,
   6.20%, 1/15/38 ....................................         15        15,204
--------------------------------------------------------------------------------
Airlines--0.2%
American Airlines, Inc. Series 2003-1,
   3.857%, 1/09/12 ...................................         96        87,789
Continental Airlines, Inc.
   Series 2002-1, 6.563%, 8/15/13 ....................        140       128,100
                                                                    -----------
                                                                        215,889
--------------------------------------------------------------------------------
Capital Markets--3.8%
The Bear Stearns Cos., Inc.:
     3.218%, 7/19/10 (a) .............................        145       142,180
     6.95%, 8/10/12 ..................................         95        98,778
Credit Suisse Guernsey Ltd., 5.86% (a)(e) ............        430       358,469
Goldman Sachs Capital II, 5.793% (a)(e) ..............        175       121,688
The Goldman Sachs Group, Inc.,
   5.25%, 10/15/13 ...................................        730       714,568
Lehman Brothers Holdings, Inc.:
     5.625%, 1/24/13 .................................        270       255,556
     6.50%, 7/19/17 ..................................        150       138,768
     6.75%, 12/28/17 .................................        325       305,313
     Series I, 5.25%, 2/06/12 ........................        235       222,388
     Series MTN, 7%, 9/27/27 .........................        165       152,560
Morgan Stanley Series F:
     5.55%, 4/27/17 ..................................        660       590,302
     5.95%, 12/28/17 .................................        540       490,215
UBS AG:
     5.75%, 4/25/18 ..................................        400       381,686
     Series DPNT, 5.875%, 12/20/17 ...................        545       530,149
                                                                    -----------
                                                                      4,502,620
================================================================================
Commercial Banks--1.3%
Barclays Bank Plc, (a)(e)(f):
     7.43% ...........................................        125       117,247
     8.55% ...........................................        290       281,846
Corporacion Andina de Fomento,
   6.875%, 3/15/12 ...................................        220       231,209
Royal Bank of Scotland Group Plc,
   6.99% (a)(e)(f) ...................................        475       427,513
Wachovia Bank NA, 6.60%, 1/15/38 .....................        550       479,264
                                                                    -----------
                                                                      1,537,079
================================================================================
Computers & Peripherals--0.3%
International Business Machines Corp.,
   5.70%, 9/14/17 ....................................        325       329,847
--------------------------------------------------------------------------------
Consumer Finance--0.5%
HSBC Finance Corp., 6.50%, 11/15/08 ..................        200       201,599
SLM Corp.:
     3.471%, 7/27/09 (a) .............................        125       117,194
     5.40%, 10/25/11 .................................        180       164,374
     Series A, 4%, 1/15/09 ...........................        140       138,277
                                                                    -----------
                                                                        621,444
================================================================================
Diversified Financial Services--5.0%
Bank of America Corp.:
     4.875%, 9/15/12 .................................        225       220,970
     6%, 9/01/17 .....................................         60        57,811
     5.75%, 12/01/17 .................................        780       732,510
     Series K, 8% (a)(e) .............................        415       388,801
Citigroup, Inc.:
     5.625%, 8/27/12 .................................        430       423,039
     8.30%, 12/21/77 (a) .............................        360       339,957
General Electric Capital Corp.:
     5.875%, 2/15/12 .................................      1,115     1,156,790
     6.15%, 8/07/37 ..................................        305       286,205
     6.375%, 11/15/67 (a) ............................        275       260,097
     Series A, 5%, 12/01/10 (d) ......................      1,375     1,410,546
JPMorgan Chase Bank NA, 6%, 7/05/17 ..................        450       441,125
JPMorgan Chase Capital XXV,
  6.80%, 10/01/37 ....................................        380       341,082
                                                                    -----------
                                                                      6,058,933
================================================================================

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments June 30, 2008 (Continued)
                                     (Percentages shown are based on Net Assets)
================================================================================

                                                              Par
Corporate Bonds                                              (000)       Value
--------------------------------------------------------------------------------
Diversified Telecommunication
Services--0.7%
AT&T, Inc., 6.50%, 9/01/37 ........................... $      475   $   459,714
GTE Corp., 6.84%, 4/15/18 ............................        270       277,951
Qwest Communications International, Inc.
   7.50%, 2/15/14 ....................................         75        80,750
                                                                    -----------
                                                                        818,415
================================================================================
Electric Utilities--0.7%
Florida Power & Light Co., 5.95%, 2/01/38 ............        225       222,425
Florida Power Corp., 6.40%, 6/15/38 ..................         75        76,174
Nevada Power Co., 6.65%, 4/01/36 .....................        140       135,128
Sierra Pacific Power Co., 6%, 5/15/16 ................        190       187,901
Southern California Edison Co.,
   5.625%, 2/01/36 ...................................        180       170,180
                                                                    -----------
                                                                        791,808
================================================================================
Energy Equipment & Services--0.1%
Transocean, Inc.:
   6%, 3/15/18 .......................................         35        35,052
   6.80%, 3/15/38 ....................................         50        51,137
                                                                    -----------
                                                                         86,189
================================================================================
Food Products--0.3%
Kraft Foods, Inc., 6.50%, 8/11/17 ....................        330       330,420
--------------------------------------------------------------------------------
Health Care Providers & Services--0.1%
UnitedHealth Group, Inc., 5.80%, 3/15/36 .............        130       107,600
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--0.2%
American Real Estate Partners LP,
   7.125%, 2/15/13 ...................................         20        18,150
Harrah's Operating Co., Inc.,
   10.75%, 2/01/18 (f)(g) ............................        300       221,250
                                                                    -----------
                                                                        239,400
================================================================================
Independent Power Producers &
Energy Traders--0.2%
Texas Competitive Electric Holdings Co. LLC
Series B, 10.25%, 11/01/15 (f) .......................        220       215,600
--------------------------------------------------------------------------------
Insurance--1.6%
American International Group, Inc.:
     6.25%, 5/01/36 ..................................        195       170,154
     8.175%, 5/15/58 (a)(f) ..........................        460       432,910
Chubb Corp., 6.375%, 3/29/67 (a) .....................        200       182,949
Lincoln National Corp., 7%, 5/17/66 (a) ..............        130       118,413
Metlife, Inc., 6.40%, 12/15/66 .......................        250       218,280
Metropolitan Life Global Funding I,
   5.125%, 4/10/13 (f) ...............................        425       418,492
Progressive Corp., 6.70%, 6/15/37 (a) ................        190       166,606
Reinsurance Group of America,
   6.75%, 12/15/65 (a) ...............................        135       106,157
The Travelers Cos., Inc.,
   6.25%, 3/15/67 (a) ................................        145       124,576
                                                                    -----------
                                                                      1,938,537
================================================================================
Media--2.2%
CSC Holdings, Inc. Series B,
   8.125%, 7/15/09 ...................................         25        25,187
Cablevision Systems Corp. Series B,
   7.133%, 4/01/09 (a) ...............................        155       155,000
Comcast Cable Communications Holdings, Inc.,
   8.375%, 3/15/13 ...................................        600       660,460
Comcast Corp.:
     6.50%, 1/15/17 ..................................        255       256,516
     6.45%, 3/15/37 ..................................        225       209,405
Cox Communications, Inc.,
    7.125%, 10/01/12 .................................        135       140,907
News America, Inc.:
     6.40%, 12/15/35 .................................        200       189,264
     6.75%, 1/09/38 ..................................        120       122,733
Time Warner Cable Inc.:
     6.20%, 7/01/13 ..................................        225       228,795
     5.85%, 5/01/17 ..................................        275       261,195
Time Warner Cos., Inc.,
   9.125%, 1/15/13 ...................................        405       444,724
                                                                    -----------
                                                                      2,694,186
================================================================================
Metals & Mining--0.3%
Freeport-McMoRan Copper & Gold, Inc.:
   5.883%, 4/01/15 (a) ...............................         65        65,641
   8.25%, 4/01/15 ....................................         90        94,613
   8.375%, 4/01/17 ...................................        180       189,900
                                                                    -----------
                                                                        350,154
================================================================================
Multi-Utilities--0.1%
Xcel Energy, Inc., 6.50%, 7/01/36 ....................         90        90,196
--------------------------------------------------------------------------------
Multiline Retail--0.5%
Target Corp., 6%, 1/15/18 ............................        650       652,321
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels--1.5%
Anadarko Petroleum Corp.,
   5.95%, 9/15/16 ....................................        600       600,322
Devon Financing Corp. ULC,
   7.875%, 9/30/31 ...................................        100       118,110
Gazprom OAO, 7.288%, 8/16/37 (f) .....................        190       174,610
Midamerican Energy Holdings Co.:
     5.95%, 5/15/37 ..................................        250       234,535
     6.50%, 9/15/37 ..................................        150       151,496
Motiva Enterprises LLC,
   5.20%, 9/15/12 (f) ................................        135       136,034
Petrobras International Finance Co.,
   5.875%, 3/01/18 ...................................         90        86,575
Sabine Pass LNG LP, 7.50%, 11/30/16 ..................        135       121,500
Tennessee Gas Pipeline Co.,
   7%, 10/15/28 ......................................         35        34,134
XTO Energy, Inc., 6.75%, 8/01/37 .....................        175       177,452
                                                                    -----------
                                                                      1,834,768
================================================================================
Pharmaceuticals--0.5%
Bristol-Myers Squibb Co.,
   5.875%, 11/15/36 ..................................        175       163,249
GlaxoSmithKline Capital, Inc.,
   4.85%, 5/15/13 ....................................        250       249,663
Wyeth, 6%, 2/15/36 ...................................        190       184,259
                                                                    -----------
                                                                        597,171
================================================================================
Software--0.1%
Oracle Corp., 5.75%, 4/15/18 .........................        180       179,846
--------------------------------------------------------------------------------
Wireless Telecommunication Services--0.1%
Vodafone Group Plc, 6.15%, 2/27/37 ...................        100        91,452
--------------------------------------------------------------------------------
Total Corporate Bonds--20.4%                                         24,479,846
================================================================================

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments June 30, 2008 (Continued)
                                     (Percentages shown are based on Net Assets)
================================================================================

                                                             Par
Foreign Government Obligations                              (000)        Value
--------------------------------------------------------------------------------
Bundesrepublik Deutschland:
     Series 05, 4%, 1/04/37 .......................... EUR    275     $ 374,420
     Series 07, 4.25%, 7/04/39 .......................        150       212,837
Mexico Government International Bond,
   6.375%, 1/16/13 ................................... $      130       136,825
--------------------------------------------------------------------------------
Total Foreign Government Obligations--0.6%                              724,082
--------------------------------------------------------------------------------

================================================================================
Preferred Securities
--------------------------------------------------------------------------------
Capital Trusts
--------------------------------------------------------------------------------
Capital Markets--0.0%
Lehman Brothers Holdings Capital
   Trust V, 5.857% (a)(e) ............................         56        35,888
--------------------------------------------------------------------------------
Commercial Banks--0.6%
BAC Capital Trust VI, 5.625%, 3/08/35 ................        150       122,141
Wachovia Corp. Series K, 7.98% (a)(e) ................        700       642,880
                                                                    -----------
                                                                        765,021
================================================================================
Diversified Financial Services--0.7%
   Bank of America Corp. Series M,
   8.125% (a)(e) .....................................        200       189,053
JPMorgan Chase & Co.,
   7.90%, (a)(e) .....................................        625       586,025
                                                                    -----------
                                                                        775,078
--------------------------------------------------------------------------------
Total Capital Trusts--1.3%                                            1,575,987
--------------------------------------------------------------------------------

================================================================================
Preferred Stocks                                          Shares
--------------------------------------------------------------------------------
Commercial Banks--0.1%
Wachovia Corp. Series J, 8% ..........................      5,000       112,100
--------------------------------------------------------------------------------
Total Preferred Stocks--0.1%                                            112,100
================================================================================
Total Preferred Securities--1.4%                                      1,688,086
================================================================================
Total Long Term Investments
(Cost--$170,257,419)--139.1%                                        166,740,510
--------------------------------------------------------------------------------

================================================================================
                                                             Par
Short-Term Securities                                       (000)
--------------------------------------------------------------------------------
U.S. Government Agency Obligation--8.5%
Federal Home Loan Bank, 2%, 7/01/08 .................. $   10,200    10,200,000
--------------------------------------------------------------------------------
Medium-Term Notes--0.1%
SLM Corp., 3.531%, 1/26/09 (a) .......................        150       147,664
--------------------------------------------------------------------------------
Total Short-Term Securities
(Cost--$10,345,646)--8.6%                                            10,347,664
--------------------------------------------------------------------------------

================================================================================
Options Purchased                                        Contracts+
--------------------------------------------------------------------------------
Call Option Purchased
EURIBOR, expiring September 2008
  at $ 95 ............................................         25         5,416
--------------------------------------------------------------------------------
Call Swaptions Purchased
Receive a fixed rate of 5.338% and pay a
   floating rate based on 3-month LIBOR,
   expiring February 2011,
   Broker JPMorgan Chase .............................          2       141,805
Receive a fixed rate of 5.36% and pay a
   floating rate based on 3-month $ LIBOR,
   expiring June 2013, Broker USB AG .................          1        65,723
Receive a fixed rate of 5.39% and pay a
   floating rate based on 3-month LIBOR,
   expiring March 2012, Broker Lehman
   Brothers Special Finance ..........................          2       128,848
Receive a fixed rate of 5.705% and pay a
   floating rate based on 3-month LIBOR,
   expiring May 2012, Broker Deutsche
   Bank AG ...........................................          1+      134,440
Receive a fixed rate of 5.78% and pay a
   floating rate based on 3-month LIBOR,
   expiring August 2010, Broker Deutsche
   Bank AG ...........................................          3+      277,700
Receive a fixed rate of 6.025% and pay a
   floating rate based on 3-month LIBOR,
   expiring June 2012, broker Lehman
   Brothers Special Finance ..........................          2+      199,321
Receive a fixed rate of 6.075% and pay a
   floating rate based on 3-month LIBOR,
   expiring July 2012, Broker Lehman
   Brothers Special Finance ..........................          3+      288,293
                                                                      ----------
                                                                      1,236,130
================================================================================
Put Swaptions Purchased
Pay a fixed rate of 5.338% and receive a
   floating rate based on 3-month LIBOR,
   expiring February 2011, Broker
   JPMorgan Chase ....................................          2+      105,868
Pay a fixed rate of 5.36% and receive a
   floating rate based on 3-month $ LIBOR,
   expiring June 2013, Broker UBS AG .................          1+       54,085
Pay a fixed rate of 5.39% and receive a
   floating rate based on 3-month LIBOR,
   expiring March 2012, Broker Lehman
   Brothers Special Finance ..........................          2+      104,234
Pay a fixed rate of 5.705% and receive a
   floating rate based on 3-month LIBOR,
   expiring May 2012, Broker
   Deutsche Bank AG ..................................          1+       73,325
Pay a fixed rate of 5.78% and receive a
   floating rate based 3-month LIBOR,
   expiring August 2010, Broker
   Deutsche Bank AG ..................................          3+       95,660
Pay a fixed rate of 6.025% and receive a
   floating rate based on 3-month LIBOR,
   expiring June 2012, Broker Lehman
   Brothers Special Finance ..........................          2+       74,262
Pay a fixed rate of 6.075% and receive a
   floating rate based 3-month LIBOR,
   expiring July 2012, Broker Lehman
   Brothers Special Finance ..........................          3+      102,224
                                                                    -----------
                                                                        619,658
================================================================================
Total Options Purchased
(Premiums Paid--$1,448,415)--1.5%                                     1,851,204
================================================================================
Total Investments Before TBA Sales
Commitments and Options written
(Cost--$182,051,480*)--149.2%                                       178,939,378
================================================================================

================================================================================
                                                             Par
TBA Sale Commitments                                        (000)
--------------------------------------------------------------------------------
Fannie Mae Guaranteed Pass-
Through Certificates:
   4.50% due 7/01/20--7/15/23 ........................ $   (1,100)   (1,064,056)
   5% due 7/15/23--7/15/38 ...........................     (2,200)   (2,177,928)

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments June 30, 2008 (Continued)
                                     (Percentages shown are based on Net Assets)
================================================================================

                                                             Par
TBA Sale Commitments                                        (000)       Value
--------------------------------------------------------------------------------
Fannie Mae Guaranteed Pass-
   Through Certificates: (concluded)
     5.50% due 7/15/23--7/15/38 ...................... $   (4,800)  $(4,736,861)
     6.50% due 8/01/32--7/15/38 ......................     (2,200)   (2,265,628)
Freddie Mac Mortgage Particiaption Certificates,
     6%, 6/01/35 .....................................     (1,800)   (1,820,180)
Ginnie Mae MBS Certificates, .........................     (3,000)   (2,980,314)
     5.5% due 5/20/36
     6% due 6/15/31-7/15/38 ..........................       (900)     (912,096)
--------------------------------------------------------------------------------
Total TBA Sale Commitments
(Proceeds Received--$15,842,299)--(13.3%)                           (15,957,063)
--------------------------------------------------------------------------------

================================================================================
Options Written                                           Contracts+
--------------------------------------------------------------------------------
Call Swaptions Written
Pay a fixed rate of 5.025% and receive a
   floating rate based on 3-month $ LIBOR,
   expiring November 2010, Broker
   UBS, AG ...........................................          5      (226,225)
Pay a fixed rate of 5.40% and receive a
   floating rate based on 3-month $ LIBOR,
   expiring December 2010, Broker
   UBS, AG ...........................................          1       (88,002)
Pay a fixed rate of 5.56% and receive a
   floating rate based on 3-month LIBOR,
   expiring October 2012, Broker
   UBS, AG ...........................................          7      (463,224)
Pay a fixed rate of 5.74% and receive a
   floating rate based on 3-month LIBOR,
   expiring October 2012, Broker JPMorgan
   Chase .............................................          1      (126,439)
Pay a fixed rated of 5.46% and receive a
   floating rate based on 3-month LIBOR,
   expiring August 2008, Broker JPMorgan
   Chase .............................................          1       (59,973)
                                                                     -----------
                                                                       (963,863)
================================================================================
Put Swaptions Written
Receive a fixed rate of 5.025% and pay a
   floating rate based on 3-month $ LIBOR,
   expiring November 2010, Broker
   UBS, AG ...........................................          5      (268,200)
Receive a fixed rate of 5.40% and pay a
   floating rate based on 3-month $ LIBOR,
   expiring December 2010, Broker
   UBS, AG ...........................................          1       (61,022)
Receive a fixed rate of 5.56% and pay a
   floating rate based on 3-month LIBOR,
   expiring October 2012, Broker
   UBS, AG ...........................................          7      (246,690)
Receive a fixed rate of 5.46% and pay a
   floating rate based on 3-month LIBOR,
   expiring August 2008, Broker JPMorgan
   Chase Bank ........................................          1        (1,407)
Receive a fixed rate of 5.74% and pay a
   floating rate based on 3-month LIBOR,
   expiring October 2012, Broker JPMorgan
   Chase Bank ........................................          1       (68,339)
                                                                     -----------

                                                                       (645,658)
--------------------------------------------------------------------------------
Total Options Written
(Premiums Received--$1,367,980)--(1.3%)                              (1,609,521)
--------------------------------------------------------------------------------
Total Investments Net of TBA Sales
Commitments and Options Written
(Cost--$164,841,201)--134.6%                                        161,372,794
Liabilities in Excess of Other Assets--(34.6%)                      (41,506,766)
                                                                   -------------
Net Assets--100.0%                                                 $119,866,028
                                                                   ============

--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments, as of June 30, 2008, as computed for federal income tax purposes, were as follows:

     Aggregate cost.......................................         $182,149,943
                                                                   ============
     Gross unrealized appreciation........................         $  1,456,164
     Gross unrealized depreciation........................           (4,666,729)
                                                                   ------------
     Net unrealized depreciation..........................         $ (3,210,565)
                                                                   ============

 +   One contract represents a notional amount of $1,000,000.

(a) Variable rate security. Rate shown is as of report date. Maturity shown is the final maturity date.

(b) Represents or includes a "to-be-announced" transaction. The Portfolio has committed to purchasing securities for which all specific information is not available at this time.

(c) Represents the interest only portion of a mortgage-backed security and has either a nominal or a notional amount of principal.

(d) All or a portion of security, has been pledged as collateral in connection with open financial futures contracts.

(e)  Security is a perpetual in nature and has no stated maturity date.

(f) Security exempt from registration under Rule 144 A of the Sec of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors. Unless otherwise indicative these securities are not considered to be illiquid.

(g) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

 o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease.

 o   Financial futures contracts purchased as of June 30, 2008 were as follows:

--------------------------------------------------------------------------------
                                                                    Unrealized
                                     Expiration        Face        Appreciation
Contracts          Issue                Date           Value      (Depreciation)
--------------------------------------------------------------------------------
   18        Euro Bund Futures     September 2008   $ 3,170,480       $(36,903)
   30       Euro Dollar Futures       June 2009     $ 7,268,287        (33,037)
   140      Euro Dollar Futures      March 2009     $33,813,764         24,236
   92          10-Year U.S.
               Treasury Bond       September 2008   $10,420,989         59,823
--------------------------------------------------------------------------------
Total Net Unrealized Depreciation                                     $ 14,119
                                                                      ========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments June 30, 2008 (Continued)
                                     (Percentages shown are based on Net Assets)
================================================================================

o    Financial futures contracts sold as of June 30, 2008 were as follows:

--------------------------------------------------------------------------------
                                                                    Unrealized
                                     Expiration        Face        Appreciation
Contracts          Issue                Date           Value      (Depreciation)
--------------------------------------------------------------------------------
   253         5-Year U.S.        September 2008   $27,796,907       $(173,429)
              Treasury Bond
    29         2-Year U.S.        September 2008   $ 6,088,577         (36,314)
              Treasury Bond
    29        30-Year U.S.        September 2008   $ 3,285,717         (66,502)
              Treasury Bond
    67     Euro Dollar Futures       June 2008     $16,141,893         133,080
--------------------------------------------------------------------------------
Total Net Unrealized Depreciation                                    $(143,165)
                                                                     =========

o    Foreign currency contracts as of June 30, 2008 were as follows:

--------------------------------------------------------------------------------
Currency                  Currency               Settlement          Unrealized
Purchased                   Sold                    Date            Depreciation
--------------------------------------------------------------------------------
$          463,778      EUR       295,541        7/23/2008              $(979)
--------------------------------------------------------------------------------
Total Unrealized Depreciation                                           $(979)
                                                                        =====

o    Currency Abbreviations

     EUR         Euro

o    Swaps outstanding into as of June 30, 2008 were as follows:

--------------------------------------------------------------------------------
                                                       Notional     Unrealized
                                                        Amount     Appreciation
                                                         (000)    (Depreciation)
--------------------------------------------------------------------------------
Sold credit default protection on Comcast
Cable Communications, Inc. and receive 1.15%

Broker, Morgan Stanley Capital Services Inc.
Expires September 2008                                  $  430      $    870

Receive a fixed rate of 3.401% and pay
3.875% on Treasury Inflation Protected
Securities (TIPS) adjusted principal

Broker, JPMorgan Chase
Expires January 2009                                    $  879       (37,361)

Receive a fixed rate of 4.7775% and pay
a floating rate based on 3-month USD LIBOR

Broker, Citibank N.A.
Expires August 2009                                     $5,100        92,011

Receive a fixed rate of 5.2725% and pay
a floating rate based on 3-month LIBOR

Broker, Citibank N.A.
Expires October 2009                                    $2,900        74,121

Bought credit default protection on
Sara Lee Corp. and pay 0.57%

Broker, Lehman Brothers Special Finance
Expires December 2010                                   $  295        (1,540)

Bought credit default protection on
RadioShack Corp. and pay 1.16%

Broker, UBS Warburg
Expires December 2010                                   $  295         5,147

Bought credit default protection on
Limited Brands, Inc. and pay 1.065%

Broker, UBS Warburg
Expires December 2010                                   $  295         9,044

Receive a fixed rate of 4.17% and pay
3.50% on Treasury Inflation Protected
Securities (TIPS) adjusted principal

Broker, Morgan Stanley Capital Services Inc.
Expires January 2011                                    $  750       (73,133)

Sold credit default protection on
SLM Corp. and receive 5.10%

Broker, Lehman Brothers Special Finance
Expires March 2011                                      $  475        (3,457)

Bought credit default protection on
Sara Lee Corp. and pay 0.604%

Broker, JPMorgan Chase
Expires March 2011                                      $  295        (1,816)

Bought credit default protection on
Limited Brands, Inc. and pay 0.73%

Broker, Lehman Brothers Special Finance
Expires March 2011                                      $  295        12,514

Bought credit default protection on
Computer Sciences Corp. and pay 0.88%

Broker, Morgan Stanley Capital Services Inc.
Expires June 2011                                       $  290        (2,894)

Receive a fixed rate of 4.867% and pay a floating rate based on 3-month USD LIBOR

Broker, UBS Warburg
Expires October 2012                                    $2,900        78,445

Receive a fixed rate of 4.667% and pay a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires October 2012                                    $3,300        63,254

Receive a fixed rate of 5.023% and pay a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires October 2012                                    $3,900       129,712

Receive a fixed rate of 4.34% and pay a
floating rate based on 3-month USD LIBOR

Broker, Lehman Brothers Special Finance
Expires December 2012                                   $5,400        31,736

Receive a fixed rate of 3.38% and pay a
floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires March 2013                                      $4,300      (155,261)

Receive a fixed rate of 3.767% and pay a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires April 2013                                      $2,900       (60,072)

Receive a fixed rate of 4.47% and pay a
floating rate based on 3-month USD LIBOR

Broker, Citibank N.A.
Expires June 2013                                       $4,100        39,021

Receive a fixed rate of 4.265% and pay a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires July 2013                                       $5,000           725

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Total Return Portfolio
Schedule of Investments June 30, 2008 (Concluded)
================================================================================

                                                       Notional     Unrealized
                                                        Amount     Appreciation
                                                         (000)    (Depreciation)
--------------------------------------------------------------------------------
Bought credit default protection on
Eastman Chemical Co. and pay 0.68%

Broker, Morgan Stanley Capital Services Inc.
Expires September 2013                                  $  285     $     259

Receive a fixed rate of 5.085% and pay a floating rate based on 3-month LIBOR

Broker, Deutsche Bank AG London
Expires November 2016                                   $  600        19,269

Pay a fixed rate of 5.071% and receive a floating rate based on 3-month LIBOR

Broker, UBS Warburg
Expires March 2017                                      $1,500       (50,263)

Pay a fixed rate of 5.6425% and receive a floating rate based on 3-month USD LIBOR

Broker, Citibank N.A.
Expires July 2017                                       $2,000      (150,492)

Pay a fixed rate of 5.762% and receive a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires July 2017                                       $2,100      (176,807)

Pay a fixed rate of 5.305% and receive a floating rate based on 3-month USD LIBOR

Broker, Citibank N.A.
Expires October 2017                                    $4,600      (231,354)

Pay a fixed rate of 5.01387% and receive a floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires November 2017                                   $3,000       (83,894)

Pay a fixed rate of 4.49375% and receive a floating rate based on 3-month USD LIBOR

Broker, Lehman Brothers Special Finance
Expires January 2018                                    $1,100        13,850

Pay a fixed rate of 4.585% and receive a floating rate based on 3-month USD LIBOR

Broker, Credit Suisse First Boston International
Expires January 2018                                    $2,800        15,568

Pay a fixed rate of 4.51% and receive a
floating rate based on 3-month USD LIBOR

Broker, Morgan Stanley Capital Services Inc.
Expires May 2018                                        $1,200        15,411

Receive a fixed rate of 4.885% and pay a floating rate based on 3-month USD LIBOR

Broker, Goldman Sachs & Co.
Expires June 2018                                       $1,100        18,269

Pay a fixed rate of 4.68% and receive a
floating rate based on 3-month USD LIBOR

Broker, Deutsche Bank AG London
Expires July 2018                                       $2,800          (143)

Receive a fixed rate of 5.411% and pay a floating rate based on 3-month LIBOR

Broker, JPMorgan Chase
Expires August 2022                                     $  570        34,036
--------------------------------------------------------------------------------
Net Unrealized Depreciation                                        $(375,225)
                                                                   =========

o Effective January 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

     o Level 1--price quotations in active markets/exchanges for identical securities

     o Level 2--other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs)

     o Level 3--unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio's own assumption used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2008 in determining the fair valuation of the Portfolio's investments:

--------------------------------------------------------------------------------
                                                                     Other
Valuation                                  Investments             Financial
Inputs                                    in Securities           Instruments*
--------------------------------------------------------------------------------
Level 1 .......................                      --            $(129,046)
Level 2 .......................            $161,131,111             (134,521)
Level 3 .......................                      --                   --
--------------------------------------------------------------------------------
Total .........................            $161,131,111            $(263,567)
                                           ==================================

* Other financial instruments are swaps, futures, foreign currency transactions and options.

See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Statements of Assets and Liabilities as of June 30, 2008 (Unaudited)
================================================================================

                                                                       BlackRock        BlackRock        BlackRock      BlackRock
                                                                        Balanced       Fundamental         Global       Government
                                                                         Capital          Growth         Allocation       Income
------------------------------------------------------------------------------------------------------------------------------------
   Assets:
   Investments at value--unaffiliated(1,2) ........................  $ 796,632,547    $ 194,232,980    $ 334,186,208  $ 353,025,863
   Investments at value--affiliated(3) ............................     39,782,558       10,153,078               --     36,611,378
   Cash ...........................................................        463,790               --               --             --
   Foreign currency at value(4) ...................................        125,495               --        1,411,717             --
   Unrealized appreciation on swaps ...............................      1,572,504               --          220,525      4,082,425
   Unrealized appreciation on forward foreign exchange contracts ..             --               --          454,512             --
   Investments sold receivable ....................................     73,420,709               --       19,107,444    297,878,363
   Interest receivable ............................................      1,930,008               --        1,456,982        907,178
   Dividends receivable ...........................................        864,022          145,154          570,541             --
   Capital shares sold receivable .................................             --               --           25,560             --
   Paydowns receivable ............................................         97,710               --               --             --
   Securities lending income receivable ...........................             --            2,820               --             --
   Commitment fees receivable .....................................             --               --               --             --
   Swaps receivable ...............................................        626,475               --            4,352      2,778,343
   Options written receivable .....................................             --               --           21,418             --
   Swaps premiums paid ............................................          3,774               --          127,533             --
   Other assets ...................................................         30,847               66              178          1,638
   Prepaid expenses ...............................................         27,908            7,960           11,444          5,058
                                                                     -------------    -------------    -------------  -------------
   Total assets ...................................................    915,578,347      204,542,058      357,598,414    695,290,246
                                                                     -------------    -------------    -------------  -------------
   Liabilities:
   TBA Sale Commitments at value(5) ...............................     48,326,884               --               --    163,266,797
   Investments sold short at value(6) .............................             --               --       16,781,791      8,014,376
   Options written, at value(7) ...................................        962,037          499,830        1,739,619             --
   Unrealized depreciation on swaps ...............................      2,513,097               --          513,829      7,509,280
   Unrealized depreciation on forward foreign exchange contracts ..          3,294               --          484,030             --
   Collateral on securities loaned at value .......................             --        2,035,800               --             --
   Cash Collateral ................................................             --               --        1,311,869             --
   Investments purchased payable ..................................    154,003,308               --        2,621,473    337,260,951
   Bank overdraft .................................................             --               --               18     34,211,454
   Capital shares redeemed payable ................................        357,708          115,123           22,776         58,829
   Margin variation payable .......................................         87,688               --            2,508        148,356
   Swaps payable ..................................................        929,445               --           28,619      3,283,367
   Dividends on investments sold short payable ....................             --               --            8,412             --
   Income dividends payable .......................................             --               --               --        292,788
   Investment advisor payable .....................................        205,262           59,074           93,443         39,358
   Swap premiums received .........................................             --               --            6,866             --
   Other affiliates payable .......................................          6,929            2,529            3,520          2,096
   Officer's and Directors' fees payable .........................             502              146              210             97
   Other liabilities payable ....................................               --               --               --         13,768
   Other accrued expenses payable .................................        123,476           34,084           83,910         45,507
                                                                     -------------    -------------    -------------  -------------
   Total liabilities ..............................................    207,519,630        2,746,586       23,702,893    554,147,024
                                                                     -------------    -------------    -------------  -------------
   Net Assets .....................................................  $ 708,058,717    $ 201,795,472    $ 333,895,521  $ 141,143,222
                                                                     =============    =============    =============  =============
   Net Assets Consist of:
   Common Stock, $.10 par value(8) ................................  $   4,695,141    $     797,352    $   1,888,031  $   1,269,324
   Paid-in capital in excess of par ...............................    684,416,744      278,456,067      268,321,489    141,345,166
   Undistributed  distributions in excess of  net investment income     10,319,010          694,332        1,812,175        251,500
   Accumulated net realized gain (loss) ...........................    (10,509,350)     (92,566,375)      24,898,285      1,480,991
   Net unrealized appreciation/depreciation .......................     19,137,172       14,414,096       36,975,541     (3,203,759)
                                                                     -------------    -------------    -------------  -------------
   Net Assets .....................................................  $ 708,058,717    $ 201,795,472    $ 333,895,521  $ 141,143,222
                                                                     =============    =============    =============  =============
   Capital shares outstanding .....................................     46,951,407        7,973,515       18,880,308     12,693,239
                                                                     =============    =============    =============  =============
   Net asset value, offering and redemption price per share .......  $       15.08    $       25.31    $       17.68  $       11.12
                                                                     =============    =============    =============  =============
(1)Investments at cost--unaffiliated ..............................  $ 775,907,300    $ 179,918,025    $ 297,902,881  $ 351,732,589
                                                                     =============    =============    =============  =============
(2)Securities loaned ..............................................             --    $   1,996,215               --             --
                                                                     =============    =============    =============  =============
(3)Investments at cost--affiliated ................................  $  39,782,558    $  10,153,078               --  $  36,816,908
                                                                     =============    =============    =============  =============
(4)Foreign currency at cost .......................................  $     127,397               --    $   1,408,167             --
                                                                     =============    =============    =============  =============
(5)Proceeds received TBA sale commitments .........................  $  48,032,016               --               --  $ 162,409,593
                                                                     =============    =============    =============  =============
(6)Proceeds received investments sold short .......................             --               --    $  18,168,279  $   8,011,875
                                                                     =============    =============    =============  =============
(7)Premiums received ..............................................  $     948,680    $     595,738    $   1,351,961             --
                                                                     =============    =============    =============  =============
(8)Authorized shares ..............................................    300,000,000      100,000,000      100,000,000    100,000,000
                                                                     =============    =============    =============  =============

                                                                       BlackRock      BlackRock        BlackRock
                                                                          High        Large Cap          Money           BlackRock
                                                                         Income         Core             Market        Total Return
                                                                       Portfolio      Portfolio        Portfolio         Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
   Assets:
   Investments at value--unaffiliated(1,2) ........................ $  45,326,061   $ 244,255,780   $   312,536,904   $ 178,939,378
   Investments at value--affiliated(3) ............................       386,678       4,818,150                --              --
   Cash ...........................................................        52,016              --            14,057         144,595
   Foreign currency at value(4) ...................................            --              --                --       1,273,750
   Unrealized appreciation on swaps ...............................            --              --                --         653,262
   Unrealized appreciation on forward foreign exchange contracts ..            --              --                --              --
   Investments sold receivable ....................................       275,056       3,270,110                --      27,677,943
   Interest receivable ............................................       907,897              --           563,859       1,000,523
   Dividends receivable ...........................................         2,443         184,620                --              --
   Capital shares sold receivable .................................            --              --            32,384              --
   Paydowns receivable ............................................         1,875              --                --           4,032
   Securities lending income receivable ...........................            --           2,417                --              --
   Commitment fees receivable .....................................            19              --                --              --
   Swaps receivable ...............................................           290              --                --         439,856
   Options written receivable .....................................            --              --                --              --
   Swaps premiums paid ............................................            --              --                --           4,214
   Other assets ...................................................            --             254                --             430
   Prepaid expenses ...............................................         1,803          10,833             9,968           3,732
                                                                    -------------   -------------   ---------------   -------------
   Total assets ...................................................    46,954,138     252,542,164       313,157,172     210,141,715
                                                                    -------------   -------------   ---------------   -------------
   Liabilities:
   TBA Sale Commitments at value(5) ...............................            --              --                --      15,957,063
   Investments sold short at value(6) .............................            --              --                --              --
   Options written, at value(7) ...................................            --              --                --       1,609,521
   Unrealized depreciation on swaps ...............................        39,572              --                --       1,028,487
   Unrealized depreciation on forward foreign exchange contracts ..            --              --                --             979
   Collateral on securities loaned at value .......................            --       4,818,150                --              --
   Cash Collateral ................................................            --              --                --              --
   Investments purchased payable ..................................       486,334       2,548,331                --      70,540,424
   Bank overdraft .................................................            --         810,870                --              --
   Capital shares redeemed payable ................................        50,246         177,312            10,736          33,554
   Margin variation payable .......................................            --              --                --          51,136
   Swaps payable ..................................................            --              --                --         471,944
   Dividends on investments sold short payable ....................            --              --                --              --
   Income dividends payable .......................................       307,168              --                --         493,675
   Investment advisor payable .....................................         9,278          71,124            86,219          31,620
   Swap premiums received .........................................            --              --                --              --
   Other affiliates payable .......................................         1,233           2,953             3,351           1,825
   Officer's and Directors, payable ...............................            32             192               187              --
   Other's liabilities payable ....................................           793              --                --          40,543
   Other accrued expenses payable .................................           215          17,161            31,700          14,916
                                                                    -------------   -------------   ---------------   -------------
   Total liabilities ..............................................       894,871       8,446,093           132,193      90,275,687
                                                                    -------------   -------------   ---------------   -------------
   Net Assets ..................................................... $  46,059,267   $ 244,096,071   $   313,024,979   $ 119,866,028
                                                                    =============   =============   ===============   =============
   Net Assets Consist of:
   Common Stock, $.10 par value(8) ................................ $     882,474   $   1,173,026   $    31,300,501   $   1,086,271
   Paid-in capital in excess of par ...............................    86,807,073     234,068,865       281,704,510     124,335,796
   Undistributed  distributions in excess of  net investment income       (43,136)      1,455,212               315        (126,134)
   Accumulated net realized gain (loss) ...........................   (38,358,481)     (1,574,046)           19,653      (1,441,668)
   Net unrealized appreciation/depreciation .......................    (3,228,663)      8,973,014                --      (3,988,237)
                                                                    -------------   -------------   ---------------   -------------
   Net Assets ..................................................... $  46,059,267   $ 244,096,071   $   313,024,979   $ 119,866,028
                                                                    =============   =============   ===============   =============
   Capital shares outstanding .....................................     8,824,739      11,730,255       313,005,011      10,862,713
                                                                    =============   =============   ===============   =============
   Net asset value, offering and redemption price per share ....... $        5.22   $       20.81   $          1.00   $       11.03
                                                                    =============   =============   ===============   =============
(1)Investments at cost--unaffiliated .............................. $  48,515,152   $ 235,282,766   $   312,536,904   $ 182,051,480
                                                                    =============   =============   ===============   =============
(2)Securities loaned ..............................................            --   $   4,760,081                --              --
                                                                    =============   =============   ===============   =============
(3)Investments at cost--affiliated ................................ $     386,678   $   4,818,150                --              --
                                                                    =============   =============   ===============   =============
(4)Foreign currency at cost .......................................            --              --                --   $   1,289,304
                                                                    =============   =============   ===============   =============
(5)Proceeds received TBA sale commitments .........................            --              --                --   $  15,842,299
                                                                    =============   =============   ===============   =============
(6)Proceeds received investments sold short .......................            --              --                --              --
                                                                    =============   =============   ===============   =============
(7)Premiums received ..............................................            --              --                --   $   1,367,980
                                                                    =============   =============   ===============   =============
(8)Authorized shares ..............................................   100,000,000     100,000,000     2,000,000,000     100,000,000
                                                                    =============   =============   ===============   =============

See Notes to Financial Statements.


                                    68 & 69

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Statements of Operations for the Six Months Ended June 30, 2008 (Unaudited)
================================================================================

                                                                      BlackRock       BlackRock        BlackRock       BlackRock
                                                                      Balanced       Fundamental        Global        Government
                                                                       Capital         Growth         Allocation        Income
                                                                      Portfolio       Portfolio        Portfolio       Portfolio
------------------------------------------------------------------------------------------------------------------------------------
   Investment Income:
   Interest(1) ...................................................  $  6,597,894    $         --    $  2,010,873     $  2,418,624
   Interest from affiliates ......................................       603,685          59,518              --          348,700
   Dividends (2) .................................................     5,176,717       1,080,897       2,797,168               --
   Securities lending ............................................            --          17,396              12               --
   Facility and other fees .......................................            --              --              --               --
                                                                    ------------    ------------    ------------     ------------
   Total income ..................................................    12,378,296       1,157,811       4,808,053        2,767,324
                                                                    ------------    ------------    ------------     ------------
   Expenses:
   Investment advisory ...........................................     1,278,004         355,400         570,315          252,013
   Custodian .....................................................        47,815          14,227         120,744           31,769
   Accounting services ...........................................       133,926          40,632          59,295           28,986
   Professional ..................................................        30,373          25,527          32,716           19,032
   Dividends on investments sold short ...........................            --              --         100,977               --
   Transfer agent ................................................         2,530           2,667           2,423            2,594
   Printing ......................................................        18,204           4,506           8,310            3,077
   Officer and Directors .........................................        19,056          11,958          12,234           10,358
   Interest on investments sold short ............................            --              --              --              734
   Miscellaneous .................................................        33,005           8,562          25,433           11,986
                                                                    ------------    ------------    ------------     ------------
   Total expenses excluding interest expense .....................     1,562,913         463,479         932,447          360,549
   Interest expenses on reverse repurchase agreements ............       263,847              --              --               --
                                                                    ------------    ------------    ------------     ------------
   Total expenses ................................................     1,826,760         463,479         932,447          360,549
   Less fees waived by advisor ...................................            --              --          (1,767)              --
                                                                    ------------    ------------    ------------     ------------
   Total expenses after waiver ...................................     1,826,760         463,479         930,680          360,549
                                                                    ------------    ------------    ------------     ------------
   Net investment income .........................................    10,551,536         694,332       3,877,373        2,406,775
                                                                    ------------    ------------    ------------     ------------
   Realized and Unrealized Gain (Loss)
   Net Realized gain (loss) from
      Investments ................................................    16,840,576       5,288,589      14,804,107        4,477,467(3)
      Foreign currency transactions ..............................       259,810         (55,666)      2,646,587               --
      Futures and swaps ..........................................    (2,735,728)             --         171,110          (83,847)
      Short sales ................................................            --              --         832,823               --
      Options written ............................................           642         672,568         871,895          (20,460)
                                                                    ------------    ------------    ------------     ------------
                                                                      14,365,300       5,905,491      19,326,522        4,373,160
                                                                    ------------    ------------    ------------     ------------
   Net change in unrealized appreciation/depreciation on
      Investments ................................................   (82,384,482)    (30,162,107)    (30,131,502)(4)   (1,528,624)
      Foreign currency transactions ..............................      (211,066)        (10,114)         37,228               --
      Futures and swaps ..........................................       577,734              --        (320,073)      (2,597,215)
      Short sales ................................................            --              --         990,931           10,480
      Options written ............................................         6,896         786,242       1,129,876           (2,012)
      Unfunded loan commitments ..................................            --              --              --               --
      TBA sale commitments .......................................       367,467              --              --         (385,722)
                                                                    ------------    ------------    ------------     ------------
                                                                     (81,643,451)    (29,385,979)    (28,293,540)      (4,503,093)
                                                                    ------------    ------------    ------------     ------------
   Total realized and unrealized gain (loss) .....................   (67,278,151)    (23,480,488)     (8,967,018)        (129,933)
                                                                    ------------    ------------    ------------     ------------
   Net Increase (Decrease) in Net Assets Resulting from Operations  $(56,726,615)   $(22,786,156)   $ (5,089,645)    $  2,276,842
                                                                    ============    ============    ============     ============
(1)Net of foreign withholding tax ................................            --              --    $      6,765               --
                                                                    ============    ============    ============     ============
(2)Net of foreign withholding tax ................................  $     85,432    $     15,645    $    152,756               --
                                                                    ============    ============    ============     ============

                                                                      BlackRock        BlackRock       BlackRock
                                                                        High           Large Cap         Money          BlackRock
                                                                       Income            Core           Market        Total Return
                                                                      Portfolio        Portfolio       Portfolio        Portfolio
------------------------------------------------------------------------------------------------------------------------------------
   Investment Income:
   Interest(1) ...................................................   $  2,019,347    $         --    $  5,583,346    $  3,227,135
   Interest from affiliates ......................................         55,941           1,688              --              --
   Dividends(2) ..................................................         15,986       1,825,506              --          46,580
   Securities lending ............................................             --          25,074              --              --
   Facility and other fees .......................................          1,956              --              --
                                                                     ------------    ------------    ------------    ------------
   Total income ..................................................      2,093,230       1,852,268       5,583,346       3,273,715
                                                                     ------------    ------------    ------------    ------------
   Expenses:
   Investment advisory ...........................................         81,383         441,826         531,365         207,719
   Custodian .....................................................          7,051          15,330           7,427          19,274
   Accounting services ...........................................         11,342          47,594          56,921          23,030
   Professional ..................................................         19,919          22,417          19,660          25,222
   Dividends on investments sold short ...........................             --              --              --              --
   Transfer agent ................................................          2,454           2,581           2,382           2,394
   Printing ......................................................          1,235           6,886           7,420           2,598
   Officer and Directors .........................................          8,391          12,451          11,580           9,147
   Interest on investments sold short ............................             --              --              --              --
   Miscellaneous .................................................         16,205           8,801           7,260          20,581
                                                                     ------------    ------------    ------------    ------------
   Total expenses excluding interest expense .....................        147,980         557,886         644,015         309,965
   Interest expenses on reverse repurchase agreements ............             --              --              --          13,508
                                                                     ------------    ------------    ------------    ------------
   Total expenses ................................................        147,980         557,886         644,015         323,473
   Less fees waived by advisor ...................................        (28,189)             --              --          (5,877)
                                                                     ------------    ------------    ------------    ------------
   Total expenses after waiver ...................................        119,791         557,886         644,015         317,596
                                                                     ------------    ------------    ------------    ------------
   Net investment income .........................................      1,973,439       1,294,382       4,939,331       2,956,119
                                                                     ------------    ------------    ------------    ------------
   Realized and Unrealized Gain (Loss)
   Net Realized gain (loss) from
      Investments ................................................     (1,391,784)     (3,928,575)         17,018         283,221
      Foreign currency transactions ..............................             --              --              --         130,041
      Futures and swaps ..........................................          4,841              --              --        (663,096)
      Short sales ................................................             --              --              --              --
      Options written ............................................             --              --              --          93,426
                                                                     ------------    ------------    ------------    ------------
                                                                       (1,386,943)     (3,928,575)         17,018        (156,408)
                                                                     ------------    ------------    ------------    ------------
   Net change in unrealized appreciation/depreciation on
      Investments ................................................       (889,963)    (32,908,825)             --      (3,703,573)
      Foreign currency transactions ..............................             --              --              --        (110,027)
      Futures and swaps ..........................................        (28,573)             --              --         128,303
      Short sales ................................................             --              --              --              --
      Options written ............................................             --              --              --         (79,595)
      Unfunded loan commitments ..................................           (145)             --              --              --
      TBA sale commitments .......................................             --              --              --          22,496
                                                                     ------------    ------------    ------------    ------------
                                                                         (918,681)    (32,908,825)             --      (3,742,396)
                                                                     ------------    ------------    ------------    ------------
   Total realized and unrealized gain  loss  .....................     (2,305,624)    (36,837,400)         17,018      (3,898,804)
                                                                     ------------    ------------    ------------    ------------
   Net Increase (Decrease) in Net Assets Resulting from Operations   $   (332,185)   $(35,543,018)   $  4,956,349    $   (942,685)
                                                                     ============    ============    ============    ============
(1)Net of foreign withholding tax ................................             --              --              --              --
                                                                     ============    ============    ============    ============
(2)Net of foreign withholding tax ................................             --              --              --              --
                                                                     ============    ============    ============    ============
(3)Includes a $220 gain from affiliates.
(4)Net of $17,462 foreign capital gain credit.

See Notes to Financial Statements.


                                    70 & 71

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Statements of Changes in Net Assets
================================================================================

                                                                            BlackRock                           BlackRock
                                                                         Balanced Capital                  Fundamental Growth
                                                                             Portfolio                          Portfolio
                                                                  ------------------------------     ------------------------------
                                                                    Six Months                         Six Months
                                                                  Ended June 30,     Year Ended      Ended June 30,    Year Ended
                                                                       2008         December 31,          2008        December 31,
Increase (Decrease) in Net Assets:                                 (Unaudited)          2007          (Unaudited)         2007
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income ........................................... $  10,551,536     $ 22,534,227     $    694,332     $  1,498,191
Net realized gain ...............................................    14,365,300       45,645,003        5,905,491       19,214,866
Net change in unrealized appreciation/depreciation ..............   (81,643,451)     (20,305,131)     (29,385,979)      20,245,595
                                                                  -------------     ------------     ------------     ------------
Net increase (decrease) in net assets resulting from operations .   (56,726,615)      47,874,099      (22,786,156)      40,958,652
                                                                  -------------     ------------     ------------     ------------
Dividends to Shareholders From
Net investment income ...........................................            --      (23,000,045)              --       (1,410,003)
                                                                  -------------     ------------     ------------     ------------
Capital Share Transactions:
Net decrease in net assets derived from capital
   share transactions ...........................................   (44,574,775)     (77,723,485)      (9,197,789)     (34,510,245)
                                                                  -------------     ------------     ------------     ------------
Net Assets:
Total increase (decrease) in net assets .........................  (101,301,390)     (52,849,431)     (31,983,945)       5,038,404
Beginning of period .............................................   809,360,107      862,209,538      233,779,417      228,741,013
                                                                  -------------     ------------     ------------     ------------
End of period ................................................... $ 708,058,717     $809,360,107     $201,795,472     $233,779,417
                                                                  =============     ============     ============     ============
End of period undistributed (distributions in
excess of) net investment income ................................ $  10,319,010     $   (232,526)    $    694,332               --
                                                                  =============     ============     ============     ============

                                                                  -----------------------------------------------------------------
                                                                              BlackRock                         BlackRock
                                                                          Global Allocation                 Government Income
                                                                              Portfolio                         Portfolio
                                                                  ------------------------------     ------------------------------
                                                                    Six Months                         Six Months
                                                                  Ended June 30,     Year Ended      Ended June 30,    Year Ended
                                                                       2008         December 31,          2008        December 31,
Increase (Decrease) in Net Assets:                                 (Unaudited)          2007          (Unaudited)         2007
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income ...........................................  $  3,877,373     $  7,088,999     $  2,406,775     $  7,852,906
Net realized gain (loss) ........................................    19,326,522       31,715,301        4,373,160         (653,030)
Net change in unrealized appreciation/depreciation ..............   (28,293,540)      14,153,043       (4,503,093)         (86,480)
                                                                   ------------     ------------     ------------     ------------
Net increase (decrease) in net assets resulting from operations .    (5,089,645)      52,957,343        2,276,842        7,113,396
                                                                   ------------     ------------     ------------     ------------
Dividends and Distributions to Shareholders From
Net investment income ...........................................            --      (11,000,002)      (2,148,639)      (7,994,741)
Net realized gain ...............................................            --      (24,932,874)              --               --
                                                                   ------------     ------------     ------------     ------------
Net decrease in net assets resulting from dividends
   and distributions to shareholders ............................            --      (35,932,876)      (2,148,639)      (7,994,741)
                                                                   ------------     ------------     ------------     ------------
Capital Share Transactions:
Net increase (decrease) in net assets derived from capital
   share transactions ...........................................       342,932       16,396,484      (13,575,023)     (13,094,398)
                                                                   ------------     ------------     ------------     ------------
Net Assets:
Total increase (decrease) in net assets .........................    (4,746,713)      33,420,951      (13,446,820)     (13,975,743)
Beginning of period .............................................   338,642,234      305,221,283      154,590,042      168,565,785
                                                                   ------------     ------------     ------------     ------------
End of period ...................................................  $333,895,521     $338,642,234     $141,143,222     $154,590,042
                                                                   ============     ============     ============     ============
End of period undistributed (distributions in
   excess of) net investment income .............................  $  1,812,175     $ (2,065,198)    $    251,500     $     (6,636)
                                                                   ============     ============     ============     ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Statements of Changes in Net Assets (Concluded)
================================================================================

                                                                              BlackRock                          BlackRock
                                                                             High Income                      Large Cap Core
                                                                              Portfolio                          Portfolio
                                                                  ------------------------------     ------------------------------
                                                                    Six Months                         Six Months
                                                                  Ended June 30,     Year Ended      Ended June 30,    Year Ended
                                                                       2008         December 31,          2008        December 31,
Increase (Decrease) in Net Assets:                                 (Unaudited)          2007          (Unaudited)         2007
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income ...........................................   $ 1,973,439      $ 4,384,354     $  1,294,382     $  3,386,693
Net realized gain (loss) ........................................    (1,386,943)         (71,869)      (3,928,575)      35,821,801
Net change in unrealized appreciation/depreciation ..............      (918,681)      (2,794,095)     (32,908,825)     (13,456,218)
                                                                    -----------      -----------     ------------     ------------
Net increase (decrease) in net assets resulting
   from operations ..............................................      (332,185)       1,518,390      (35,543,018)      25,752,276
                                                                    -----------      -----------     ------------     ------------
Dividends and Distributions to Shareholders From
Net investment income ...........................................    (1,978,292)      (4,395,859)              --       (3,300,007)
Net realized gain ...............................................            --               --               --      (39,114,954)
                                                                    -----------      -----------     ------------     ------------
Net decrease in net assets resulting from dividends
   and distributions to shareholders ............................    (1,978,292)      (4,395,859)              --      (42,414,961)
                                                                    -----------      -----------     ------------     ------------
Capital Share Transactions:
Net increase (decrease) in net assets derived from capital
   share transactions ...........................................    (2,452,983)      (4,307,122)     (31,604,862)       7,719,261
                                                                    -----------      -----------     ------------     ------------
Net Assets:
Total decrease in net assets ....................................    (4,763,460)      (7,184,591)     (67,147,880)      (8,943,424)
Beginning of period .............................................    50,822,727       58,007,318      311,243,951      320,187,375
                                                                    -----------      -----------     ------------     ------------
End of period ...................................................   $46,059,267      $50,822,727     $244,096,071     $311,243,951
                                                                    ===========      ===========     ============     ============
End of period undistributed (distributions
   in excess of) net investment income ..........................   $   (43,136)     $   (38,283)    $  1,455,212     $    160,830
                                                                    ===========      ===========     ============     ============

                                                                  -----------------------------------------------------------------
                                                                             BlackRock                          BlackRock
                                                                           Money Market                       Total Return
                                                                             Portfolio                          Portfolio
                                                                  ------------------------------     ------------------------------
                                                                    Six Months                         Six Months
                                                                  Ended June 30,     Year Ended      Ended June 30,    Year Ended
                                                                       2008         December 31,          2008        December 31,
Increase (Decrease) in Net Assets:                                 (Unaudited)          2007          (Unaudited)         2007
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income ...........................................  $  4,939,331     $ 15,124,162     $  2,956,119     $  5,539,696
Net realized gain (loss) ........................................        17,018            2,774         (156,408)         (62,479)
Net change in unrealized appreciation/depreciation-net ..........            --           67,383       (3,742,396)        (520,340)
                                                                   ------------     ------------     ------------     ------------
Net increase (decrease) in net assets resulting from operations .     4,956,349       15,194,319         (942,685)       4,956,877
                                                                   ------------     ------------     ------------     ------------
Dividends to Shareholders From
Net investment income ...........................................    (4,939,155)     (15,124,162)      (2,983,922)      (5,378,422)
                                                                   ------------     ------------     ------------     ------------
Capital Share Transactions:
Net increase (decrease) in net assets derived from
   capital share transactions ...................................    11,254,047       (1,496,395)      11,734,597       (3,671,364)
                                                                   ------------     ------------     ------------     ------------
Net Assets:
Total increase (decrease) in net assets .........................    11,271,241       (1,426,238)       7,807,990       (4,092,909)
Beginning of period .............................................   301,753,738      303,179,976      112,058,038      116,150,947
                                                                   ------------     ------------     ------------     ------------
End of period ...................................................  $313,024,979     $301,753,738     $119,866,028     $112,058,038
                                                                   ============     ============     ============     ============
End of period undistributed (distributions
   in excess of) net investment income ..........................  $        315     $        139     $   (126,134)    $    (98,331)
                                                                   ============     ============     ============     ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Financial Highlights
================================================================================

                                                                                  BlackRock Balanced Capital Portfolio
                                                             -----------------------------------------------------------------------
                                                                  Six
                                                             Months Ended
                                                                June 30,                       Year Ended December 31,
                                                                  2008         -----------------------------------------------------
                                                              (Unaudited)        2007       2006       2005       2004      2003
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .......................    $  16.25       $  15.83   $  14.24   $  13.95   $  13.13   $  11.07
                                                                --------       --------   --------   --------   --------   --------

Net investment income(1) ...................................        0.22           0.44       0.40       0.31       0.27       0.27
Net realized and unrealized gain (loss) ....................       (1.39)          0.45       1.61       0.31       0.86       2.09
                                                                --------       --------   --------   --------   --------   --------
Net increase (decrease) from investment operations .........       (1.17)          0.89       2.01       0.62       1.13       2.36
                                                                --------       --------   --------   --------   --------   --------
Less Dividends from net investment income ..................          --          (0.47)     (0.42)     (0.33)     (0.31)     (0.30)
                                                                --------       --------   --------   --------   --------   --------
Net asset value, end of period .............................       15.08          16.25      15.83      14.24      13.95      13.13
                                                                ========       ========   ========   ========   ========   ========
Total Investment Return:(2)
Based on net asset value ...................................     (7.20)%(3)       5.64%     14.09%      4.45%      8.64%     21.29%
                                                                ========       ========   ========   ========   ========   ========
Ratios to Average Net Assets:
Total expenses excluding interest expense ..................       0.41%(4)       0.41%      0.42%      0.42%      0.40%      0.40%
                                                                ========       ========   ========   ========   ========   ========
Total expenses .............................................       0.48%(4)       0.41%      0.42%      0.42%      0.40%      0.40%
                                                                ========       ========   ========   ========   ========   ========
Net investment income ......................................       2.80%(4)       2.63%      2.69%      2.19%      2.00%      2.24%
                                                                ========       ========   ========   ========   ========   ========
Supplemental Data:
Net assets, end of period (000) ............................    $708,059       $809,360   $862,210   $847,520   $913,930   $962,519
                                                                ========       ========   ========   ========   ========   ========
Portfolio turnover .........................................        249%           451%       113%        90%        86%       105%
                                                                ========       ========   ========   ========   ========   ========

(1) Based on average shares outstanding.

(2) Total investment returns exclude insurance-related fees and expenses.

(3) Aggregate total investment return.

(4) Annualized.

                                                             -----------------------------------------------------------------------
                                                                                BlackRock Fundamental Growth Portfolio
                                                             -----------------------------------------------------------------------
                                                                  Six
                                                             Months Ended
                                                                June 30,                       Year Ended December 31,
                                                                  2008         -----------------------------------------------------
                                                              (Unaudited)        2007       2006       2005       2004      2003
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .......................    $  28.05       $  23.55   $  22.69   $  21.19   $  19.92   $  15.53
                                                                --------       --------   --------   --------   --------   --------
Net investment income(1) ...................................        0.09           0.17       0.21       0.19       0.21       0.08
Net realized and unrealized gain (loss) ....................       (2.83)          4.50       0.88       1.52       1.29       4.39
                                                                --------       --------   --------   --------   --------   --------
Net increase (decrease) from investment operations .........       (2.74)          4.67       1.09       1.71       1.50       4.47
                                                                --------       --------   --------   --------   --------   --------
Less dividends from net investment income ..................          --          (0.17)     (0.23)     (0.21)     (0.23)     (0.08)
                                                                --------       --------   --------   --------   --------   --------
Net asset value, end of period .............................       25.31          28.05      23.55      22.69      21.19      19.92
                                                                ========       ========   ========   ========   ========   ========
Total Investment Return:(2)
Based on net asset value ...................................     (9.77)%(3)      19.83%      4.78%      8.06%      7.51%     28.78%
                                                                ========       ========   ========   ========   ========   ========
Ratios to Average Net Assets:
Total expenses .............................................       0.44%(4)       0.43%      0.43%      0.43%      0.40%      0.41%
                                                                ========       ========   ========   ========   ========   ========
Net investment income ......................................       0.66%(4)       0.66%      0.90%      0.88%      1.06%      0.45%
                                                                ========       ========   ========   ========   ========   ========
Supplemental Data:
Net assets, end of period (000) ............................    $201,795       $233,779   $228,741   $257,059   $290,021   $308,245
                                                                ========       ========   ========   ========   ========   ========
Portfolio turnover .........................................         36%            81%        75%        79%        71%       104%
                                                                ========       ========   ========   ========   ========   ========

(1)  Based on average shares outstanding.

(2)  Total investment returns exclude insurance-related fees and expenses.

(3)  Aggregate total investment return.

(4)  Annualized.

     See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                                              BlackRock Global Allocation Portfolio
                                                            ------------------------------------------------------------------------
                                                                Six
                                                            Months Ended
                                                               June 30,                      Year Ended December 31,
                                                                2008         -------------------------------------------------------
                                                             (Unaudited)        2007       2006        2005       2004       2003
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period........................  $  17.95       $  17.03   $  16.35     $  15.41    $ 13.85    $ 10.55
                                                              --------       --------   --------     --------    -------    -------
Net investment income(1)....................................      0.21           0.40       0.43         0.37       0.32       0.29
Net realized and unrealized gain (loss).....................     (0.48)          2.65       2.32         1.29       1.71       3.42
                                                              --------       --------   --------     --------    -------    -------
Net increase (decrease) from investment operations..........     (0.27)          3.05       2.75         1.66       2.03       3.71
                                                              --------       --------   --------     --------    -------    -------
Less Dividends and Distributions:
Net investment income.......................................        --          (0.65)     (0.53)       (0.52)     (0.47)     (0.41)
Net realized gain...........................................        --          (1.48)     (1.54)       (0.20)        --         --
                                                              --------       --------   --------     --------    -------    -------
Total dividends and distributions...........................        --          (2.13)     (2.07)       (0.72)     (0.47)     (0.41)
                                                              --------       --------   --------     --------    -------    -------
Net asset value, end of period..............................  $  17.68       $  17.95   $  17.03     $  16.35    $ 15.41    $ 13.85
                                                              ========       ========   ========     ========    =======    =======
Total Investment Return:(2)
Based on net asset value....................................   (1.50)%(3)      17.96%     16.89%(4)    10.84%     14.69%     35.24%
                                                              ========       ========   ========     ========    =======    =======
Ratios to Average Net Assets:
Total expenses, after waiver................................     0.55%(5)       0.51%      0.49%        0.49%      0.46%      0.47%
                                                              ========       ========   ========     ========    =======    =======
Total expenses..............................................     0.55%(5)       0.51%      0.50%        0.51%      0.46%      0.47%
                                                              ========       ========   ========     ========    =======    =======
Net investment income.......................................     2.30%(5)       2.21%      2.47%        2.36%      2.18%      2.44%
                                                              ========       ========   ========     ========    =======    =======
Supplemental Data:
Net assets, end of period (000).............................  $333,896       $338,642   $305,221     $263,057   $238,823   $206,939
                                                              ========       ========   ========     ========    =======    =======
Portfolio turnover..........................................       24%            40%       102%          38%        44%        47%
                                                              ========       ========   ========     ========    =======    =======

(1)  Based on average shares outstanding.

(2)  Total investment returns exclude insurance-related fees and expenses.

(3)  Aggregate total investment return.

(4) In 2006, Merrill Lynch Investment Managers, L.P. reimbursed the Portfolio related to a regulatory issue on an investment, which had a minimal impact on total investment return.

(5)  Annualized.

                                                             -----------------------------------------------------------------------
                                                                              BlackRock Government Income Portfolio
                                                             -----------------------------------------------------------------------
                                                                  Six
                                                             Months Ended
                                                                June 30,                       Year Ended December 31,
                                                                  2008         -----------------------------------------------------
                                                              (Unaudited)        2007       2006       2005       2004      2003
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .......................    $  11.15       $  11.20   $  11.27   $  11.41   $  11.36   $  11.67
                                                                --------       --------   --------   --------   --------   --------
Net investment income(1) ...................................        0.18           0.54       0.51       0.44       0.34       0.39
Net realized and unrealized gain (loss) ....................       (0.05)         (0.40)     (0.06)     (0.05)      0.13      (0.13)
                                                                --------       --------   --------   --------   --------   --------
Net increase (decrease) investment operations ..............        0.13           0.50       0.45       0.39       0.47       0.26
                                                                --------       --------   --------   --------   --------   --------
Less Dividends and Distributions From:
Net investment income ......................................       (0.16)         (0.55)     (0.52)     (0.53)     (0.34)     (0.39)
Net realized gain ..........................................          --             --         --         --      (0.08)     (0.18)
                                                                --------       --------   --------   --------   --------   --------
Total dividends and distributions ..........................       (0.16)         (0.55)     (0.52)     (0.53)     (0.42)     (0.57)
                                                                --------       --------   --------   --------   --------   --------
Net asset value, end of period .............................       11.12          11.15      11.20      11.27      11.41      11.36
                                                                ========       ========   ========   ========   ========   ========
Total Investment Return:(2)
Based on net asset value ...................................       1.17%(3)       4.66%      4.10%      3.44%      4.15%      2.26%
                                                                ========       ========   ========   ========   ========   ========
Ratios to Average Net Assets:
Total expenses after waiver
  and excluding interest expense ...........................       0.48%(4)       0.48%      0.44%      0.44%      0.43%      0.43%
                                                                ========       ========   ========   ========   ========   ========
Total expenses after waiver ................................       0.48%(4)       0.50%      0.44%      0.44%      0.43%      0.43%
                                                                ========       ========   ========   ========   ========   ========
Total expenses .............................................       0.48%(4)       0.51%      0.44%      0.44%      0.46%      0.43%
                                                                ========       ========   ========   ========   ========   ========
Net investment income ......................................       3.24%(4)       4.93%      4.60%      3.85%      2.94%      3.36%
                                                                ========       ========   ========   ========   ========   ========
Supplemental Data:
Net assets, end of period (000) ............................    $141,143       $154,590   $168,566   $182,900   $175,146   $203,495
                                                                ========       ========   ========   ========   ========   ========
Portfolio turnover .........................................      4,794%(5)      2,313%       425%        79%       168%       237%
                                                                ========       ========   ========   ========   ========   ========

(1)  Based on average shares outstanding.

(2)  Total investment returns exclude insurance-related fees and expenses.

(3)  Aggregate total investment return.

(4)  Annualized.

(5) Includes TBA transactions, excluding these transactions the portfolio turnover would have been 3,057%.

     See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Financial Highlights (Continued)
================================================================================

                                                                                   BlackRock High Income Portfolio
                                                             -----------------------------------------------------------------------
                                                                  Six
                                                             Months Ended
                                                                June 30,                       Year Ended December 31,
                                                                  2008         -----------------------------------------------------
                                                              (Unaudited)       2007       2006       2005       2004      2003
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .......................    $   5.47     $   5.76   $   5.70   $   6.09   $   5.88   $   5.12
                                                                --------     --------   --------   --------   --------   --------

Net investment income(1) ...................................        0.22         0.45       0.43       0.46       0.45       0.43
Net realized and unrealized gain (loss) ....................       (0.25)       (0.29)      0.06      (0.34)      0.22       0.76
                                                                --------     --------   --------   --------   --------   --------
Net increase (decrease) from investment operations .........       (0.03)        0.16       0.49       0.12       0.67       1.19
                                                                --------     --------   --------   --------   --------   --------
Dividends from net investment income .......................       (0.22)       (0.45)     (0.43)     (0.51)     (0.46)     (0.43)
                                                                ========     ========   ========   ========   ========   ========
Net asset value, end of period .............................    $   5.22     $   5.47   $   5.76   $   5.70   $   6.09   $   5.88
                                                                ========     ========   ========   ========   ========   ========
Total Investment Return:(2)
Based on net asset value ...................................     (0.58)%(3)     2.75%      8.98%      2.14%     12.11%     24.40%(4)
                                                                ========     ========   ========   ========   ========   ========
Ratios to Average Net Assets:
Total expenses, after waiver ...............................       0.50%(5)     0.50%      0.50%      0.50%      0.48%      0.44%
                                                                ========     ========   ========   ========   ========   ========
Total expenses .............................................       0.62%(5)     0.56%      0.53%      0.52%      0.48%      0.44%
                                                                ========     ========   ========   ========   ========   ========
Net investment income ......................................       8.21%(5)     7.84%      7.57%      7.78%      7.57%      7.68%
                                                                ========     ========   ========   ========   ========   ========
Supplemental Data:
Net assets, end of period (000) ............................    $ 46,059     $ 50,823   $ 58,007   $ 58,147   $ 84,603   $105,206
                                                                ========     ========   ========   ========   ========   ========
Portfolio turnover .........................................         33%          55%        66%        33%        72%       149%
                                                                ========     ========   ========   ========   ========   ========

(1)  Based on average shares outstanding.

(2)  Total investment returns exclude insurance-related fees and expenses.

(3)  Aggregate total investment return.

(4) Merrill Lynch Life Insurance Company (an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc.) fully reimbursed the Portfolio for a loss on a security transaction related to a revised capital share transaction which had no impact on total return.

(5)  Annualized.

                                                             -----------------------------------------------------------------------
                                                                                 BlackRock Large Cap Core Portfolio
                                                             -----------------------------------------------------------------------
                                                                  Six
                                                             Months Ended
                                                                June 30,                       Year Ended December 31,
                                                                  2008         -----------------------------------------------------
                                                              (Unaudited)        2007       2006       2005       2004      2003
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .......................    $  23.58       $  25.18   $  23.96   $  21.25   $  18.31   $  13.88
                                                                --------       --------   --------   --------   --------   --------
Net investment income(1) ...................................        0.11           0.28       0.25       0.16       0.19       0.08
Net realized and unrealized gain (loss) ....................       (2.88)          1.83       3.36       2.71       2.95       4.43
                                                                --------       --------   --------   --------   --------   --------
Net increase (decrease) from investment operations .........       (2.77)          2.11       3.61       2.87       3.14       4.51
                                                                --------       --------   --------   --------   --------   --------
Less Dividends and Distributions From
Net investment income ......................................          --          (0.29)     (0.26)     (0.16)     (0.20)     (0.08)
Realized gain ..............................................          --          (3.42)     (2.13)        --         --         --
                                                                --------       --------   --------   --------   --------   --------
Total dividends and distributions ..........................          --          (3.71)     (2.39)     (0.16)     (0.20)     (0.08)
                                                                --------       --------   --------   --------   --------   --------
Net asset value, end of period .............................    $  20.81       $  23.58   $  25.18   $  23.96   $  21.25   $  18.31
                                                                ========       ========   ========   ========   ========   ========
Total Investment Return:(2)
Based on net asset value ...................................    (11.75)%(3)       8.29%     15.06%     13.49%     17.15%     32.52%
                                                                ========       ========   ========   ========   ========   ========
Ratios to Average Net Assets:
Total expenses .............................................       0.43%(4)       0.43%      0.43%      0.43%      0.41%      0.41%
                                                                ========       ========   ========   ========   ========   ========
Net investment income ......................................       0.99%(4)       1.05%      0.99%      0.72%      1.00%      0.53%
                                                                ========       ========   ========   ========   ========   ========
Supplemental Data:
Net assets, end of period (000) ............................    $244,096       $311,244   $320,187   $307,946   $273,549   $256,925
                                                                ========       ========   ========   ========   ========   ========
Portfolio turnover .........................................         48%            74%        64%        80%       127%       127%
                                                                ========       ========   ========   ========   ========   ========

(1)  Based on average shares outstanding.

(2)  Total investment returns exclude insurance-related fees and expenses.

(3)  Aggregate total investment return.

(4)  Annualized.

     See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Financial Highlights (Concluded)
================================================================================

                                                                                  BlackRock Money Market Portfolio
                                                             -----------------------------------------------------------------------
                                                                  Six
                                                             Months Ended
                                                                June 30,                       Year Ended December 31,
                                                                  2008         -----------------------------------------------------
                                                              (Unaudited)       2007       2006       2005       2004      2003
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .......................   $   1.00      $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                               --------      --------   --------   --------   --------   --------
Net investment income(1) ...................................       0.02          0.05       0.05       0.03       0.01       0.02
Net realized and unrealized gain (loss) ....................         --(2)         --(2)      --(2)      --(2)      --(3)      --(2)
                                                               --------      --------   --------   --------   --------   --------
Net increase (decrease) from investment operations .........       0.02          0.05       0.05       0.03       0.01       0.02
                                                               --------      --------   --------   --------   --------   --------
Less Dividends and Distributions From
Net investment income ......................................      (0.02)        (0.05)     (0.05)     (0.03)     (0.01)     (0.01)
Net realized gain ..........................................         --            --         --         --      --(3)      --(3)
                                                               --------      --------   --------   --------   --------   --------
Total dividends and distributions ..........................      (0.02)        (0.05)     (0.05)     (0.03)     (0.01)     (0.01)
                                                               --------      --------   --------   --------   --------   --------
Net asset value, end of period .............................   $   1.00      $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                               ========      ========   ========   ========   ========   ========
Total Investment Return:(4)
Based on net asset value ...................................       1.57%(5)      5.03%      4.66%      2.84%      1.10%      0.89%
                                                               ========      ========   ========   ========   ========   ========
Ratios to Average Net Assets:
Total expenses .............................................       0.41%(6)      0.41%      0.41%      0.42%      0.40%      0.40%
                                                               ========      ========   ========   ========   ========   ========
Net investment income ......................................       3.16%(6)      4.92%      4.62%      2.82%      1.07%      0.89%
                                                               ========      ========   ========   ========   ========   ========
Supplemental Data:
Net assets, end of period (000) ............................   $313,025      $301,754   $303,180   $303,999   $344,968   $401,738
                                                               ========      ========   ========   ========   ========   ========

(1)  Based on average shares outstanding.

(2)  Amount is less than $.01 per share.

(3)  Amount is less than $(.01) per share.

(4)  Total investment returns exclude insurance-related fees and expenses.

(5)  Aggregate total investment return.

(6)  Annualized.

                                                             -----------------------------------------------------------------------
                                                                                  BlackRock Total Return Portfolio
                                                             -----------------------------------------------------------------------
                                                                  Six
                                                             Months Ended
                                                                June 30,                       Year Ended December 31,
                                                                  2008         -----------------------------------------------------
                                                              (Unaudited)        2007       2006       2005       2004      2003
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .......................    $  11.37       $  11.41   $  11.45   $  11.85   $  11.86   $  11.89
                                                                --------       --------   --------   --------   --------   --------
Net investment income(1) ...................................        0.27           0.55       0.52       0.44       0.37       0.43
Net realized and unrealized gain (loss) ....................       (0.34)         (0.05)     (0.05)     (0.21)      0.16       0.14
                                                                --------       --------   --------   --------   --------   --------
Net increase (decrease) from investment operations .........       (0.07)          0.50       0.47       0.23       0.53       0.57
                                                                --------       --------   --------   --------   --------   --------
Less Dividends and Distributions From:
Net investment income ......................................       (0.27)         (0.54)     (0.51)     (0.58)     (0.52)     (0.45)
Net realized gain ..........................................          --             --         --      (0.05)     (0.02)     (0.15)
Tax return of capital ......................................          --             --         --(2)      --         --         --
                                                                --------       --------   --------   --------   --------   --------
Total dividends and distributions ..........................       (0.27)         (0.54)     (0.51)     (0.63)     (0.54)     (0.60)
                                                                --------       --------   --------   --------   --------   --------
Net asset value, end of period .............................    $  11.03       $  11.37   $  11.41   $  11.45   $  11.85   $  11.86
                                                                ========       ========   ========   ========   ========   ========
Total Investment Return:(3)
Based on net asset value ...................................     (0.62)%(4)       4.47%      4.37%      2.01%      4.48%      4.95%
                                                                ========       ========   ========   ========   ========   ========
Ratios to Average Net Assets:
Total expenses after waiver
  and excluding interest expense ...........................       0.50%(5)       0.49%      0.50%      0.49%      0.46%      0.46%
                                                                ========       ========   ========   ========   ========   ========
Total expenses after waiver ................................       0.52%(5)       0.49%      0.50%      0.49%      0.46%      0.46%
                                                                ========       ========   ========   ========   ========   ========
Total expenses .............................................       0.53%(5)       0.49%      0.52%      0.50%      0.46%      0.46%
                                                                ========       ========   ========   ========   ========   ========
Net investment income ......................................       4.82%(5)       4.88%      4.65%      3.73%      3.12%      3.62%
                                                                ========       ========   ========   ========   ========   ========
Supplemental Data:
Net assets, end of period (000) ............................    $119,866       $112,058   $116,151   $122,838   $135,237   $136,698
                                                                ========       ========   ========   ========   ========   ========
Portfolio turnover .........................................        524%(6)        281%       312%       236%       220%       272%
                                                                ========       ========   ========   ========   ========   ========

(1)  Based on average shares outstanding.

(2)  Amount is less than $(0.01) per share.

(3)  Total investment returns exclude insurance-related fees and expenses.

(4)  Aggregate total investment return.

(5)  Annualized.

(6) Includes TBA transactions, excluding these transactions the portfolio turnover would have been 132%.

     See Notes to Financial Statements.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Unaudited)
================================================================================

1. Significant Accounting Policies:

BlackRock Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company, offering eight separate portfolios (referred to as the "Portfolios" or individually as a "Portfolio"). The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers its shares to Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch"), and Monarch Life Insurance Company ("Monarch") (an insurance company not affiliated with Merrill Lynch) for their separate accounts to fund benefits under certain variable life insurance contracts.

The following is a summary of significant accounting policies followed by the
Fund:

Valuation of Investments: For the BlackRock Money Market Portfolio, short-term investments are valued at amortized cost, which approximates market value.

BlackRock Balanced Capital Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio, BlackRock Government Income Portfolio, BlackRock High Income Portfolio, BlackRock Large Cap Core Portfolio, and BlackRock Total Return Portfolio:

The Portfolios value their bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Fund's Board of Trustees (the "Board"). Investments in open-end investment companies are valued at net-asset value each business day. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by quoted fair values received daily by the Portfolios' pricing service or through brokers. Short-term securities are valued at amortized cost. Floating rate loan interests are valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from a pricing service.

In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) and ask (short positions) price. If no bid or asked price is available, the prior day's price will be used unless it is determined that such prior day's price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day's price will be used, unless its determined that such prior no longer reflects the Fair value option. Over-the-counter options are valued by an independent pricing service using a mathematical model that incorporates a number of market data factors.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or subadvisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Portfolio's are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Derivative Financial Instruments: The Portfolios may engage in various portfolio investment strategies to increase the return of the Portfolios and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

o Financial futures contracts--Each Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from, or pay, to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recognized by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign currency contracts--Each Portfolio may enter into forward foreign currency contracts as a hedge against either specific transactions or portfolio positions. Forward currency contracts, when used by the Portfolio, help to manage the overall exposure to the foreign currency backing some of the investments held by the Portfolio. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options--Each Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). If an option is exercised, the premium paid or received is added to the cost of the purchase or the proceeds from the sale in determining whether a Portfolio has realized a gain or a loss on investment transactions. European options are exercised at maturity date only.

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

o Covered call options--Each Portfolio may sell covered call options which are options that give the purchaser the right to require the Portfolio to sell a security owned by the Portfolio to the purchaser at a specified price within a limited time period. A Portfolio will receive a premium (an up front payment) for selling a covered call option, and if the option expires unexercised because the price of the underlying security has gone down the premium received by the Portfolio will partially offset any unrealized losses on the underlying security. By writing a covered call option, however, a Portfolio limits its ability to sell the underlying security and gives up the opportunity to profit from any increase in the value of the underlying security beyond the sale price specified in the option.

o Swap options--Swap options (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

o Swaps--Each Portfolio may enter into swap agreements contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

as unrealized appreciation (depreciation). When the swap is terminated, the Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract, if any.

Credit default swaps--Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place.

Interest rate swaps--Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Total return swaps--Total return swaps are agreements in which one party commits to pay interest in exchange for a market-linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Asset-Backed and Mortgage-Backed Securities: Certain Portfolios may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Portfolios may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issued. For example, mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage- related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Certain Portfolios invest a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults or assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for Federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company's senior debt securities.

Floating Rate Loans: Certain Portfolios may invest in floating rate loans, which are generally non-investment

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

grade, made by banks, other financial institutions and privately and publicly offered corporations. Floating rate loans generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate. The Portfolio considers these investments to be investments in debt securities for purposes of its investment policies.

The Portfolio earns and/or pays facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, consent, commissions and prepayment penalty fees. Facility, amendment and consent fees are typically amortized as premium and/or accreted as discount over the term of the loan. Commitment, commission and various other fees are recorded as income or expense. Prepayment penalty fees are recorded as gains or losses. When the Portfolio buys a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee. On an ongoing basis, the Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Other fees received by the Portfolio may include covenant waiver fees and covenant modification fees.

The Portfolio may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loans are usually freely callable at the issuer's option. The Portfolio may invest in such loans in the form of participations in loans ("Participations") and assignments of all or a portion of loans from third parties. Participations typically will result in the Portfolio having a contractual relationship only with the lender, not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.

In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. The Portfolio's investments in loan participation interests involve the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolio reports foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Mortgage Dollar Rolls: The Portfolios may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. The market value of the securities that the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolio, and the income from these investments will generate income for the Portfolio. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what the performance would have been without the use of dollar rolls.

Preferred Stock: Certain Portfolios may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk,

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Repurchase Agreements: Certain Portfolios may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Portfolios may be delayed or limited.

Reverse Repurchase Agreements: The Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance and is included within the related liability on the Statements of Assets and Liabilities. At the time the Portfolio enters into a reverse repurchase agreement, it identifies for segregation certain liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio's obligations to repurchase the securities and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Short Sales: When a Portfolio engages in a short sale, an amount equal to the proceeds received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the market value of the short sale. When the Portfolio makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio maintains a segregated account of securities as collateral for the short sales. The Portfolio is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. The Portfolio is required to repay the counterparty any dividends or interest received on the security sold short.

TBA Commitments: The Portfolios may enter into to-be-announced ("TBA") commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio's other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under "Valuation of Investments."

Zero-Coupon Bonds: The Portfolios may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value then similar maturity debt obligations, which provide for regular interest payments.

Segregation: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Portfolios segregate assets in connection with certain investments (e.g., futures), the Portfolio will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend dates. Interest income is recognized on the accrual basis. The Portfolios amortize all premiums and discounts on debt securities.

Dividends and Distributions: BlackRock Money Market Portfolio declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income. Distribution of realized gain, if any, on investments are paid at least annually.

For BlackRock Balanced Capital Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio and BlackRock Large Cap Core Portfolio, dividends and distributions paid by the Portfolios are recorded on the ex-dividend dates. For BlackRock Government Income Portfolio, BlackRock High Income Portfolio and BlackRock Total Return Portfolio, dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of total distributions may be treated as a tax return of capital.

Securities Lending: Certain Portfolios may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Portfolio may receive a flat fee for its loans.

Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolio may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

The Portfolios file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolios' U.S. federal tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statute of limitations on the Portfolios' state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" ("FAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. The investment advisor is currently evaluating the implications of FAS 161 and the impact on the Portfolios' financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to one of the Portfolios are charged to that Portfolio. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

Bank Overdraft: BlackRock Global Allocation Portfolio, BlackRock Government Income Portfolio and BlackRock Large Cap Core Portfolio recorded a bank overdraft which resulted from management estimates of available cash.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Advisor") an indirect, wholly owned subsidiary of BlackRock, Inc. to provide investment advisory and administration services. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC"), are principal owners of BlackRock, Inc.

The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc.

The Advisor is responsible for the management of the Fund's Portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate average daily value of the eight combined Portfolios' net assets at the following annual rates: .50% of the Portfolios' average daily net assets not exceeding $250 million, .45% of the next $50 million, .40% of the next $100 million, .35% of the next $400 million, and .30% of average daily net assets in excess of $800 million.

For BlackRock Government Income Portfolio, BlackRock High Income Portfolio, and BlackRock Total Return Portfolio the Advisor has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. ("BFM"), an affiliate of the Advisor, under which the Advisor pays BFM for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Advisor.

For BlackRock Fundamental Growth Portfolio and BlackRock Large Cap Core Portfolio, the Advisor has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Advisor, under which the Advisor pays BIM for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Advisor.

For BlackRock Global Allocation Portfolio, the Advisor has entered into sub-advisory agreements with BIM and BlackRock Asset Management U.K. Limited, an affiliate of the Advisor, under which the Advisor pays each Sub-Adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Advisor.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

For BlackRock Money Market Portfolio, the Advisor has entered into a sub-advisory agreement with BlackRock Institutional Management Corporation, an affiliate of the Advisor, under which the Advisor pays the Sub-Advisor for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Advisor.

For BlackRock Balanced Capital Portfolio, the Advisor has entered into sub-advisory agreements with BIM and BFM, under which the Advisor pays each Sub-Adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Advisor.

The Advisor entered into an agreement to reimburse the Fund's expenses with respect to each Portfolio, to the extent that these expenses exceed .50% of the Portfolio's average daily net assets. The waivers were as follows:

--------------------------------------------------------------------------------
                                                                Six Months
                                                          Ended June 30, 2008
                                                       -------------------------
                                                          Fees            Fees
                                                         Earned          Waived
--------------------------------------------------------------------------------
BlackRock Global Allocation
  Portfolio ....................................        $570,315        $ 1,767
BlackRock High Income Portfolio ................        $ 81,383        $28,189
BlackRock Total Return Portfolio ...............        $207,719        $ 5,877
--------------------------------------------------------------------------------

The Fund has received an exemptive order from the SEC permitting them to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Fund and Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates.

As of June 30, 2008, the following Portfolio lent securities to MLPF&S:

--------------------------------------------------------------------------------
                                                               Amount of Loaned
                                                            Portfolio Securities
--------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio .............                 $2,594,651
--------------------------------------------------------------------------------

For the six months ended June 30, 2008, BIM received securities lending agent fees as follows:

--------------------------------------------------------------------------------
                                                             Securities Lending
                                                                  Agent Fees
--------------------------------------------------------------------------------
BlackRock Fundamental Growth Portfolio..........                     $4,394
BlackRock Large Cap Core Portfolio..............                     $6,330
--------------------------------------------------------------------------------

MLPF&S earned commissions on the execution of portfolio security transactions for the six months ended June 30, 2008 as follows:

--------------------------------------------------------------------------------
                                                                  Commissions
--------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio............                    $43,836
BlackRock Fundamental Growth Portfolio..........                    $27,421
BlackRock Global Allocation Portfolio...........                     $3,860
--------------------------------------------------------------------------------

In addition, for the six months ended June 30, 2008, the Fund reimbursed the Advisor for certain accounting services as follows:

--------------------------------------------------------------------------------
                                                             Reimbursement for
                                                            Accounting Services
--------------------------------------------------------------------------------
BlackRock Balanced Capital Portfolio............                     $6,189
BlackRock Fundamental Growth Portfolio..........                     $1,866
BlackRock Global Allocation Portfolio...........                     $2,692
BlackRock Government Income Portfolio...........                     $1,334
BlackRock High Income Portfolio.................                     $  389
BlackRock Large Cap Core Portfolio..............                     $2,203
BlackRock Money Market Portfolio................                     $2,394
BlackRock Total Return Portfolio................                     $  960
--------------------------------------------------------------------------------

PNC Global Investment Servicing (U.S.) Inc., formerly PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Advisor, serves as the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

3. Investments:

Purchases and sales of investments (including paydowns, payups and TBA transactions, excluding short-term securities), for the six months ended June 30, 2008, were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                       BlackRock        BlackRock          BlackRock         BlackRock      BlackRock       BlackRock     BlackRock
                       Balanced         Fundamental    Global Allocation     Government     High Income     Large Cap   Total Return
                  Capital Portfolio  Growth Portfolio       Portfolio     Income Portfolio   Portfolio   Core Portfolio   Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Total Purchases..   $2,241,167,579      $74,189,776       $86,830,158      $8,831,490,033   $15,045,441   $125,584,827  $875,964,082
                    ==============      ===========       ===========      ==============   ===========   ============  ============
Total Sales .....   $2,371,317,212      $88,655,013       $78,991,216      $9,092,799,861   $16,717,436   $155,302,753  $865,115,958
                    ==============      ===========       ===========      ==============   ===========   ============  ============

Transactions in options written for the six months ended June 30, 2008 for BlackRock Balanced Capital Portfolio, BlackRock Fundamental Growth Portfolio, BlackRock Global Allocation Portfolio, BlackRock Government Income Portfolio, and BlackRock Total Return are as follows:

-----------------------------------------------------------------------------------------
                                            BlackRock Balanced       BlackRock Global
                                            Capital Portfolio      Allocation Portfolio
                                        ------------------------   ---------------------
                                                        Premiums                Premiums
                                        Contracts+      Received   Contracts    Received
-----------------------------------------------------------------------------------------
Outstanding put options written,
  at beginning of period ...........           3        $157,680      100       $268,344
Options written ....................          31         338,745      102        100,902
Options expired ....................          --              --     (115)      (102,483)
Options closed .....................         (24)        (22,085)     (62)      (220,164)
                                             ---        --------      ---       --------
Outstanding put options written,
  at end of period .................          10        $474,340       25        $46,599
                                             ===        ========      ===       ========

----------------------------------------------------------------------------------------
                                         BlackRock Government        BlackRock Total
                                           Income Portfolio         Return Portfolio
                                        ----------------------   -----------------------
                                                      Premiums                Premiums
                                        Contracts+    Received   Contracts+   Received
----------------------------------------------------------------------------------------
Outstanding put options written,
  at beginning of period ...........         11       $472,219           17    $726,240
Options written ....................         --             --           --          --
Options expired ....................         --             --           --          --
Options closed .....................        (11)      (472,219)          (2)    (42,250)
                                            ---       --------           --    --------
Outstanding put options written,
  at end of period .................         --             --           15    $683,990
                                            ===       ========           ==    ========

+ Some contracts include a notional amount of $1,000,000.

----------------------------------------------------------------------------------------------------------------------
                                           BlackRock Balanced       BlackRock Fundamental          BlackRock Global
                                           Capital Portfolio          Growth Portfolio           Allocation Portfolio
                                        -----------------------    ----------------------       ---------------------
                                                       Premiums                  Premiums                    Premiums
                                        Contracts+     Received    Contracts     Received       Contracts    Received
----------------------------------------------------------------------------------------------------------------------
Outstanding call options written,
  at beginning of year .............         29    $172,533          5,097    $  962,965          4,496    $1,601,330
Options written ....................         20     323,530          3,828     1,216,910          2,822     1,132,148
Options expired ....................         --          --         (3,816)     (667,640)        (3,021)     (871,331)
Options closed .....................        (39)    (21,723)        (4,267)     (776,602)          (284)     (124,276)
Options exercised ..................         --          --           (166)     (139,895)          (623)     (432,509)
                                             --    --------          -----    ----------          -----    ----------
Outstanding call options written,
  at end of year ...................         10    $474,340            676    $  595,738          3,390    $1,305,362
                                             ==    ========          =====    ==========          =====    ==========

------------------------------------------------------------------------------------------
                                         BlackRock Government          BlackRock Total
                                           Income Portfolio            Return Portfolio
                                        ----------------------       ---------------------
                                                      Premiums                    Premiums
                                        Contracts+    Received       Contracts+   Received
------------------------------------------------------------------------------------------
Outstanding call options written,
  at beginning of year .............          11    $ 472,218             28    $732,524
Options written ....................          --           --              6       2,642
Options expired ....................          --           --            (16)     (8,926)
Options closed .....................         (11)    (472,218)            (3)    (42,250)
Options exercised ..................          --           --             --          --
                                              --    ---------             --    --------
Outstanding call options written,
  at end of year ...................          --           --             15    $683,990
                                              ==    =========             ==    ========

+ Some contracts include a notional amount of $1,000,000.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

4. Capital Share Transactions:
Transactions in capital shares were as follows:

--------------------------------------------------------------------------------------------------
                                               BlackRock                       BlackRock
                                      Balanced Capital Portfolio      Fundamental Growth Portfolio
                                      --------------------------      ----------------------------
Six Months Ended                                       Dollar                          Dollar
June 30, 2008                           Shares         Amount            Shares        Amount
--------------------------------------------------------------------------------------------------
Shares sold .......................      44,436    $    692,792         101,164    $  2,658,837
Shares issued to shareholders in
  reinvestment of dividends and
  distributions ...................          --              --              --              --
                                     ----------    ------------        --------    ------------
Total issued ......................      44,436         692,792         101,164       2,658,837
Shares redeemed ...................  (2,890,688)    (45,267,567)       (461,293)    (11,856,626)
                                     ----------    ------------        --------    ------------
Net increase
  (decrease) ......................  (2,846,252)   $(44,574,775)       (360,129)   $ (9,197,789)
                                     ==========    ============        ========    ============

-----------------------------------------------------------------------------------------------
                                            BlackRock                         BlackRock
                                     Global Allocation Portfolio    Government Income Portfolio
                                     ---------------------------    ---------------------------
Six Months Ended                                      Dollar                          Dollar
June 30, 2008                           Shares        Amount           Shares         Amount
-----------------------------------------------------------------------------------------------
Shares sold .......................    790,917    $ 14,169,525         669,736    $  7,629,466
Shares issued to shareholders in
  reinvestment of dividends and
  distributions ...................         --              --         140,124       1,614,070
                                      --------    ------------      ----------    ------------
Total issued ......................    790,917      14,169,525         809,860       9,243,536
Shares redeemed ...................   (776,148)    (13,826,593)     (1,985,868)    (22,818,559)
                                      --------    ------------      ----------    ------------
Net increase
  (decrease) ......................     14,769    $    342,932      (1,176,008)   $(13,575,023)
                                      ========    ============      ==========    ============

------------------------------------------------------------------------------------------------
                                              BlackRock                       BlackRock
                                        High Income Portfolio         Large Cap Core Portfolio
                                        ---------------------         ------------------------
Six Months Ended                                       Dollar                          Dollar
June 30, 2008                           Shares         Amount            Shares        Amount
------------------------------------------------------------------------------------------------
Shares sold .......................     738,041    $  3,895,145         154,274    $  3,216,519
Shares issued to shareholders in
  reinvestment of dividends and
  distributions ...................     260,218       1,368,893              --              --
                                     ----------    ------------      ----------    ------------
Total issued ......................     998,259       5,264,038         154,274       3,216,519
Shares redeemed ...................  (1,467,209)     (7,717,021)     (1,625,277)    (34,821,381)
                                     ----------    ------------      ----------    ------------
Net increase
  (decrease) ......................    (468,950)   $ (2,452,983)     (1,471,003)   $(31,604,862)
                                     ==========    ============      ==========    ============

-------------------------------------------------------------------------------------------------
                                               BlackRock                       BlackRock
                                        Money Market Portfolio          Total Return Portfolio
                                        ----------------------          ----------------------
Six Months Ended                                        Dollar                          Dollar
June 30, 2008                           Shares          Amount          Shares          Amount
-------------------------------------------------------------------------------------------------
Shares sold .......................   65,249,601    $ 65,249,601       1,743,252    $ 20,067,229
Shares issued to shareholders in
  reinvestment of dividends and
  distributions ...................    4,236,576       4,236,576         221,206       2,509,084
                                     -----------    ------------       ---------    ------------
Total issued ......................   69,486,177      69,486,177       1,964,458      22,576,313
Shares redeemed ...................  (58,232,130)    (58,232,130)       (960,265)    (10,841,716)
                                     -----------    ------------       ---------    ------------
Net increase
  (decrease) ......................   11,254,047      11,254,047       1,004,193    $ 11,734,597
                                     ===========    ============       =========    ============

----------------------------------------------------------------------------------------------------
                                             BlackRock                          BlackRock
                                     Balanced Capital Portfolio        Fundamental Growth Portfolio
                                     --------------------------        ----------------------------
Year Ended                                              Dollar                           Dollar
December 31, 2007                       Shares          Amount            Shares         Amount
----------------------------------------------------------------------------------------------------
Shares sold .......................       69,544    $   1,143,127          103,945    $   2,809,025
Shares issued to shareholders in
  reinvestment of dividends and
  distributions ...................    1,412,779       23,000,045           49,912        1,410,003
                                      ----------    -------------       ----------    -------------
Total issued ......................    1,482,323       24,143,172          153,857        4,219,028
Shares redeemed ...................   (6,149,339)    (101,866,657)      (1,532,678)     (38,729,273)
                                      ----------    -------------       ----------    -------------
Net increase
  (decrease) ......................   (4,667,016)   $ (77,723,485)      (1,378,821)   $ (34,510,245)
                                      ==========    =============       ==========    =============

-------------------------------------------------------------------------------------------------
                                             BlackRock                        BlackRock
                                     Global Allocation Portfolio     Government Income Portfolio
                                     ---------------------------    -----------------------------
Year Ended                                             Dollar                           Dollar
December 31, 2007                      Shares          Amount           Shares          Amount
-------------------------------------------------------------------------------------------------
Shares sold .......................     893,344    $ 16,526,894          246,671    $  2,740,765
Shares issued to shareholders in
  reinvestment of dividends and
  distributions ...................   2,009,669      35,932,876          782,155       8,633,347
                                     ----------    ------------       ----------    ------------
Total issued ......................   2,903,013      52,459,770        1,028,826      11,374,112
Shares redeemed ...................  (1,958,783)    (36,063,286)      (2,215,526)    (24,468,510)
                                     ----------    ------------       ----------    ------------
Net increase
  (decrease) ......................     944,230    $ 16,396,484       (1,186,700)   $(13,094,398)
                                     ==========    ============       ==========    ============

------------------------------------------------------------------------------------------------
                                              BlackRock                      BlackRock
                                        High Income Portfolio         Large Cap Core Portfolio
                                     --------------------------      --------------------------
Year Ended                                             Dollar                          Dollar
December 31, 2007                       Shares         Amount            Shares        Amount
------------------------------------------------------------------------------------------------
Shares sold .......................     753,743    $  4,296,104         173,873    $  4,519,902
Shares issued to shareholders in
  reinvestment of dividends and
  distributions ...................     829,397       4,720,057       1,787,398      42,414,961
                                     ----------    ------------      ----------    ------------
Total issued ......................   1,583,140       9,016,161       1,961,271      46,934,863
Shares redeemed ...................  (2,352,268)    (13,323,283)     (1,477,269)    (39,215,602)
                                     ----------    ------------      ----------    ------------
Net increase
  (decrease) ......................    (769,128)   $ (4,307,122)        484,002    $  7,719,261
                                     ==========    ============      ==========    ============

-------------------------------------------------------------------------------------------------
                                              BlackRock                        BlackRock
                                        Money Market Portfolio           Total Return Portfolio
                                     ---------------------------      ---------------------------
Year Ended                                              Dollar                          Dollar
December 31, 2007                       Shares          Amount          Shares          Amount
-------------------------------------------------------------------------------------------------
Shares sold .......................   81,627,306    $ 81,627,306         316,431    $  3,591,603
Shares issued to shareholders in
  reinvestment of dividends and
  distributions ...................   15,124,162      15,124,162         510,517       5,783,090
                                      ----------    ------------        --------    ------------
Total issued ......................   96,751,468      96,751,468         826,948       9,374,693
Shares redeemed ...................  (98,247,863)    (98,247,863)     (1,152,341)    (13,046,057)
                                      ----------    ------------        --------    ------------
Net increase
  (decrease) ......................   (1,496,395)   $ (1,496,395)       (325,393)   $ (3,671,364)
                                      ==========    ============        ========    ============

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Notes to Financial Statements (Concluded)
================================================================================

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. Each Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolios pays a commitment fee of .06% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended June 30, 2008. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms.

6. Commitments:

Unfunded Loans: The Portfolios may invest in floating rate loans. In connection with these investments, the Portfolio may, with its Advisor, also enter into unfunded corporate loans ("commitments"). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Portfolio earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is classified in the Statement of Operations as facility and other fees, is recognized ratably over the commitment period.

Foreign Currency Contracts

At June 30, 2008, the Fund had entered into foreign currency contracts, in addition to the contracts listed on the schedule of investments, under which it had agreed to purchase and sell various foreign currencies with an approximate value of $6,271,000 and $9,995,000, respectively for BlackRock Global Allocation Portfolio.

7. Reverse Repurchase Agreements:

BlackRock Balanced Capital Portfolio

For the six months ended June 30, 2008, the Portfolio's average amount outstanding was approximately $15,954 and daily weighted average interest rate was 3.271%.

BlackRock Total Return Portfolio

For the six months ended June 30, 2008, the Portfolio's average amount outstanding was approximately $794,000 and daily weighted average interest rate was 3.38%.

8. Capital Loss Carryforward:

BlackRock Balanced Capital Portfolio

On December 31, 2007, the Portfolio had a net capital loss carryforward of $18,456,704, all of which expires in 2011. This amount will be available to offset future realized gains.

BlackRock Fundamental Growth Portfolio

On December 31, 2007, the Portfolio had a net capital loss carryforward of $97,391,266, of which $61,514,097 expires in 2010 and $35,877,169 expires in
2011. This amount will be available to offset future realized gains.

BlackRock Government Income Portfolio

On December 31, 2007, the Portfolio had a net capital loss carryforward of $140,833, all of which expires in 2014. This amount will be available to offset future realized gains.

BlackRock High Income Portfolio

On December 31, 2007, the Portfolio had a net capital loss carryforward of $36,821,556, of which $6,196,936 expires in 2008, $8,474,548 expires in 2009,
$10,420,967 expires in 2010, $9,089,143 expires in 2011, $1,975,092 expires in
2013 and $664,870 expires in 2014. This amount will be available to offset future realized gains.

BlackRock Total Return Portfolio

On December 31, 2007, the Portfolio had a net capital loss carryforward of $455,164, all of which expires in 2014. This amount will be available to offset future realized gains.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Disclosure of Investment Advisory Agreement and Subadvisory Agreements
================================================================================

Disclosure of Investment Advisory Agreement and Subadvisory Agreements

The Board of Directors (the "Board," the members of which are referred to as "Directors") of BlackRock Balanced Capital Portfolio ("Balanced Capital Portfolio"), BlackRock Fundamental Growth Portfolio ("Fundamental Growth Portfolio"), BlackRock Global Allocation Portfolio ("Global Allocation Portfolio"), BlackRock High Income Portfolio ("High Income Portfolio"), BlackRock Government Income Portfolio ("Government Income Portfolio"), BlackRock Large Cap Core Portfolio ("Large Cap Core Portfolio"), BlackRock Money Market Portfolio ("Money Market Portfolio") and BlackRock Total Return Portfolio ("Total Return Portfolio") (collectively, the "Portfolios") of BlackRock Series Fund, Inc. (the "Fund") met in April and June 2008 to consider the approval of the Fund's investment advisory agreement (the "Advisory Agreement") with BlackRock Advisors, LLC (the "Adviser"), the Fund's investment adviser. The Board also considered the approval of the Fund's subadvisory agreements (collectively, the "Subadvisory Agreements") between the Adviser and each of (a) BlackRock Investment Management, LLC; (b) BlackRock Financial Management, Inc.;
(c) BlackRock Asset Management U.K. Limited; and (d) BlackRock Institutional Management Corporation (collectively, the "Subadvisers"). The Adviser and the Subadvisers are referred to herein as "BlackRock." For simplicity, the Portfolios and the Fund are referred to herein as the "Fund." The Advisory Agreement and the Subadvisory Agreements are referred to herein as the "Agreements."

Activities and Composition of the Board

The Board of the Fund consists of fifteen individuals, twelve of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Directors"). The Directors are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Director. The Board established four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee, each of which is composed of, and chaired by Independent Directors.

The Agreements

Upon the consummation of the combination of BlackRock's investment management business with Merrill Lynch & Co., Inc.'s investment management business, including Merrill Lynch Investment Managers, L.P., and certain affiliates (the "Transaction"), the Fund entered into the Advisory Agreement with an initial two-year term and the Adviser entered into the Subadvisory Agreements with the Subadvisers with an initial two-year term. Consistent with the 1940 Act, prior to the expiration of the Agreements' respective initial two-year term, the Board is required to consider the continuation of the Fund's Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements. The Board also received and assessed information regarding the services provided to the Fund by certain unaffiliated service providers.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Fund's Agreements, including the services and support provided to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one, three and five years, as applicable, against peer funds, as well as senior management and portfolio managers' analysis of the reasons for underperformance, if applicable; (b) fees, including advisory, administration, if applicable, and other fees paid to BlackRock and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund's investment objectives, policies and restrictions, (e) the Fund's compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates;
(g) BlackRock's and other service providers' internal controls; (h) BlackRock's implementation of the proxy voting guidelines approved by the Board; (i) the use of brokerage commissions and spread and execution quality; (j) valuation and liquidity procedures; and (k) periodic overview of BlackRock's business, including BlackRock's response to the increasing scale of its business.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Disclosure of Investment Advisory Agreement
and Subadvisory Agreements (Continued)
================================================================================

Board Considerations in Approving the Agreements

The Approval Process. At an in-person meeting held on April 10, 2008, the Board reviewed materials relating to its consideration of the Agreements. At an in-person meeting held on June 5-6, 2008, the Fund's Board, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement between the Adviser and the Fund for a one-year term ending June 30, 2009 and the Subadvisory Agreements between the Adviser and each of
(a) BlackRock Investment Management, LLC; (b) BlackRock Financial Management, Inc.; (c) BlackRock Asset Management U.K. Limited; and (d) BlackRock Institutional Management Corporation, each for a one-year term ending June 30, 2009. In considering the approval of the Agreements, the Board received and discussed various materials provided to it in advance of the April 10, 2008 meeting. As a result of the discussions that occurred during the April 10, 2008 meeting, the Board requested and BlackRock provided additional information, as detailed below, in advance of the June 5-6, 2008 Board meeting. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Fund; (d) economies of scale; and (e) other factors.

Prior to the April 10, 2008 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. These materials included (a) information independently compiled and prepared by Lipper, Inc. ("Lipper") on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper ("Peers");
(b) information on the profitability of the Agreements to BlackRock and certain affiliates, including their other relationships with the Fund, and a discussion of fall-out benefits; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) a report on economies of scale; (e) sales and redemption data regarding the Fund's shares; and (f) an internal comparison of management fees classified by Lipper, if applicable. At the April 10, 2008 meeting, the Board requested and subsequently received from BlackRock (i) a comprehensive analysis of total expenses on a fund-by-fund basis; (ii) further analysis of investment performance; (iii) further data regarding Fund profitability, Fund size and Fund fee levels; and (iv) additional information on sales and redemptions.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the benefits of "soft dollars"), and direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each Director may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Directors, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds as classified by Lipper and the performance of at least one relevant index or combination of indices. The Board met with BlackRock's senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund's portfolio management team discussing Fund performance and the Fund's investment objectives, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock's investment personnel generally and the Fund's portfolio management team; BlackRock's portfolio trading capabilities, BlackRock's use of technology, BlackRock's commitment to compliance and BlackRock's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed BlackRock's compensation structure with respect to the Fund's portfolio management team and BlackRock's ability to attract and retain high-quality talent.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Disclosure of Investment Advisory Agreement
and Subadvisory Agreements (Continued)
================================================================================

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting and fulfilling regulatory filing requirements. The Board reviewed the structure and duties of BlackRock's fund administration, accounting, legal and compliance departments.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Directors, also reviewed and considered the performance history of the Fund. In preparation for the April 10, 2008 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund's performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper's rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund's applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted with favor that BlackRock had generally avoided significant credit quality and liquidity issues in the challenging fixed-income market that prevailed during the past 18 months. The Board considered BlackRock's planned changes in the organization of its fixed-income management.

The Board considered each of Fundamental Growth Portfolio's, Global Allocation Portfolio's, Government Income Portfolio's, High Income Portfolio's, Large Cap Core Portfolio's and Money Market Portfolio's performance noting that it was generally comparable to or better than comparable funds.

BlackRock informed the Board that Balanced Capital Portfolio's underperformance was due to a confluence of negative factors. While the equity returns exceeded the S&P 500, the value style employed delivered weaker results than the growth style favored by many funds in the Peer Group. BlackRock also noted that Balanced Capital Portfolio's fixed-income securities and Balanced Capital Portfolio's asset allocation contributed to Balanced Capital Portfolio's underperformance. BlackRock informed the Board that the portfolio management team continues to believe that its strategies will prove to be correct over the longer-term and will deliver above-average returns in the future.

BlackRock informed the Board that performance was impacted by Total Return Portfolio's overweight exposure to mortgage pass-through securities and commercial mortgages, as well as Total Return Portfolio's underweight exposure to U.S. Treasuries. BlackRock also informed the Board that while the performance of mortgage-related securities lagged generally amid the sub-prime mortgage crisis, BlackRock believes that Total Return Portfolio's portfolio is well-positioned as the markets recover.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from the Relationship with the
Fund: The Board, including the Independent Directors, reviewed the Fund's contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Fund's total expenses to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Disclosure of Investment Advisory Agreement
and Subadvisory Agreements (Continued)
================================================================================

The Board received and reviewed statements relating to BlackRock's financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock and certain affiliates that provide services to the Fund. The Board reviewed BlackRock's profitability with respect to the Fund and each fund the Board currently oversees for the year ended December 31, 2007 compared to aggregated profitability data provided for the year ended December 31, 2005.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock's and its affiliates' profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that are expected by the Board.

The Board noted that in general each of Balanced Capital Portfolio, Fundamental Growth Portfolio, Global Allocation Portfolio, High Income Portfolio, Government Income Portfolio, Large Cap Core Portfolio, Money Market Portfolio and Total Return Portfolio paid contractual advisory fees prior to any expense reimbursements or fee waivers comparable to fees paid by its Peers.

The Board took into account that each Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Portfolio increases, thereby allowing shareholders the potential to participate in economies of scale. The Board further noted that BlackRock has agreed to contractually cap the total annual operating expenses of one or more share classes of each Portfolio, at certain levels. The Board observed that those expense caps benefited shareholders by keeping total fees down even in the absence of breakpoints. The Board concluded that each Portfolio's advisory fee structure was reasonable and that it would continue to review fees in connection with future renewals of the Agreements, including whether the implementation of additional breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

D. Economies of Scale: The Board, including the Independent Directors, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board, including the Independent Directors, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Fund. The Board considered that the funds in the BlackRock fund complex share common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as stand-alone entities. The Board also considered the anticipated efficiencies in the processes of BlackRock's overall operations as it continues to add personnel and commit capital to expand the scale of operations. The Board found, based on its review of comparable funds, that the Fund's management fee is appropriate in light of the scale of the Fund.

E. Other Factors: The Board also took into account other ancillary or "fall-out" benefits that BlackRock may derive from its relationship with the Fund, both tangible and intangible, such as BlackRock's ability to leverage its investment professionals that manage other portfolios, an increase in BlackRock's profile in the investment advisory community, and the engagement of BlackRock's affiliates as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by transactions in the Fund to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock's brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution throughout the year.

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Disclosure of Investment Advisory Agreement
and Subadvisory Agreements (Concluded)
================================================================================

Conclusion

The Board approved the continuation of the Advisory Agreement between the Adviser and the Fund for a one-year term ending June 30, 2009 and the Subadvisory Agreements between the Adviser and each of (a) BlackRock Investment Management, LLC; (b) BlackRock Financial Management, Inc.; (c) BlackRock Asset Management U.K. Limited; and (d) BlackRock Institutional Management Corporation, each for a one-year term ending June 30, 2009. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Directors, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and the Fund's shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The Independent Directors were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the result of several years of review by the Directors and predecessor Directors, and discussions between the Directors (and predecessor Directors) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Directors' conclusions may be based in part on their consideration of these arrangements in prior years.

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




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

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
Officers and Directors
================================================================================

James H. Bodurtha, Director
Bruce R. Bond, Director
Donald W. Burton, Director
Richard S. Davis, Director
Stuart E. Eizenstat, Director
Laurence D. Fink, Director
Kenneth A. Froot, Director
Henry Gabbay, Director
Robert M. Hernandez, Chairman of the Board and Director
John F. O'Brien, Director
Roberta Cooper Ramo, Director
Jean Margo Reid, Director
David H. Walsh, Director
Fred G. Weiss, Chairman of the Audit Committee and Director
Richard R. West, Director
Donald C. Burke, Fund President and Chief Executive Officer
Anne F. Ackerley, Vice President
Neal J. Andrews, Chief Financial Officer
Jay M. Fife, Treasurer
Brian P. Kindelan, Chief Compliance Officer of the Fund
Howard Surloff, Secretary

Principal Office of the Fund
BlackRock Series Fund, Inc.
100 Bellevue Parkway
Wilmington, DE 19809

Custodian
For all Portfolios except BlackRock Global Allocation Portfolio:

The Bank of New York Mellon
New York, NY 10286

For BlackRock Global Allocation Portfolio:

Brown Brothers Harriman & Co.
Boston, MA 02109-3661

Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

--------------------------------------------------------------------------------
BlackRock Series Fund, Inc.
BlackRock Privacy Principles
================================================================================

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; (iv) from visits to our websites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

--------------------------------------------------------------------------------

Availability of Quarterly Schedule of Investments
================================================================================

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms NQ may also be obtained upon request, without charge, by calling
(800) 441-7762.

--------------------------------------------------------------------------------

Availability of Proxy Voting Polices and Procedures
================================================================================

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) on www.blackrock.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------

Availability of Proxy Voting Record
================================================================================

Information on how the Fund votes proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30, is available upon request and without charge (1) at www.blackrock.com or by calling
(800) 441-7762 and (2) on the SEC's website at http://www.sec.gov.

================================================================================

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of BlackRock Series Fund, Inc. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although BlackRock Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

59828-6/08

Item 2   - Code of Ethics - Not Applicable to this semi-annual report

Item 3   - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4   - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5   - Audit Committee of Listed Registrants - Not Applicable

Item 6   - Investments

           (a) The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

           (b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7   - Disclosure of Proxy Voting Policies and Procedures for Closed-End
           Management Investment Companies - Not Applicable

Item 8   - Portfolio Managers of Closed-End Management Investment Companies -
           Not Applicable

Item 9   - Purchases of Equity Securities by Closed-End Management Investment
           Company and Affiliated Purchasers - Not Applicable

Item 10  - Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11  - Controls and Procedures

11(a)    - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)    - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12  - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series Fund, Inc.

By: /s/ Donald C. Burke
    -----------------------------
    Donald C. Burke
    Chief Executive Officer of
    BlackRock Series Fund, Inc.

Date: August 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Donald C. Burke
    -----------------------------
    Donald C. Burke
    Chief Executive Officer (principal executive officer) of
    BlackRock Series Fund, Inc.

Date: August 22, 2008

By: /s/ Neal J. Andrews
    -----------------------------
    Neal J. Andrews
    Chief Financial Officer (principal financial officer) of
    BlackRock Series Fund, Inc.

Date: August 22, 2008